                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                               File No. 33-63238
                                                               File No. 811-7742


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                                                           -----
  Pre-Effective Amendment No.
                               -----
  Post-Effective Amendment No.   19                                          X
                               -----                                       -----
                                       AND
                                                                           -----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                           -----


  Amendment No.   20
                ------


                           VOYAGEUR MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              1818 Market Street, Philadelphia, Pennsylvania      19103
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 255-2923
                                                                  --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Public Offering:                              April 30, 1998
                                                                  --------------


It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b)
         -----


           X      on April 30, 1998 pursuant to paragraph (b)
         -----


                  60 days after filing pursuant to paragraph (a)(1)
         -----

                  on (date) pursuant to paragraph (a)(1)
         -----

                  75 days after filing pursuant to paragraph (a)(2)

         -----
                  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:
                  this post-effective amendment designates a new effective date
         -----    for a previously filed post-effective amendement

                      Title of Securities Being Registered
                      ------------------------------------
                          Tax-Free Arizona Fund A Class
                          Tax-Free Arizona Fund B Class
                          Tax-Free Arizona Fund C Class
                        Tax-Free California Fund A Class
                        Tax-Free California Fund B Class
                        Tax-Free California Fund C Class
                           Tax-Free Iowa Fund A Class
                           Tax-Free Iowa Fund B Class
                           Tax-Free Iowa Fund C Class
                           Tax-Free Idaho Fund A Class
                           Tax-Free Idaho Fund B Class
                           Tax-Free Idaho Fund C Class
                Minnesota High Yield Municipal Bond Fund A Class Minnesota High Yield Municipal Bond Fund B Class Minnesota High Yield Municipal Bond Fund C Class
                 National High Yield Municipal Bond Fund A Class National High Yield Municipal Bond Fund B Class National High Yield Municipal Bond Fund C Class
                         Tax-Free New York Fund A Class
                         Tax-Free New York Fund B Class
                         Tax-Free New York Fund C Class
                         Tax-Free Wisconsin Fund A Class
                         Tax-Free Wisconsin Fund B Class
                         Tax-Free Wisconsin Fund C Class

                             --- C O N T E N T S ---


               This Post-Effective Amendment No. 19 to Registration File No. 2-63238 includes the following:


               1.      Facing Page

               2.      Contents Page

               3.      Cross-Reference Sheets(1)

               4.      Part A - Prospectus(2)

               5.      Part B - Statement of Additional Information(2)

               6.      Part C - Other Information(2)

               7.      Signatures

(1) This Post-Effective Amendment relates to the Registrant's eight series of shares and their classes. Shares of Minnesota High Yield Municipal Bond Fund and National High Yield Municipal Bond Fund each are described in separate Prospectuses and Statements of Additional Information. Shares of the other six Series are described in a common Prospectus and Statement of Additional Information. Shares of each Series are described in a common Part C.

(2) This Registration Statement contains three Prospectuses and three Statements of Additional Information for seven Registrants (each of which offers its shares in one or more series). This Registration Statement contains one Part C for the Registrant. Separate Registration Statements, each of which incorporates by reference the common Prospectus and common Statement of Additional Information and includes its own Part C, is being filed for each Registrant.

                              CROSS-REFERENCE SHEET

                                     PART A

Item No.        Description                                                             Location in Prospectus
--------        -----------                                                             ----------------------
                                                                                        Tax Free Arizona Fund/
                                                                                       Tax Free California Fund/
                                                                                         Tax Free Idaho Fund/
                                                                                         Tax Free Iowa Fund/
                                                                                       Tax Free New York Fund/
                                                                                       Tax Free Wisconsin Fund
     1          Cover Page.................................................                   Cover Page

     2          Synopsis...................................................               Synopsis; Summary
                                                                                              of Expenses

     3          Condensed Financial Information............................              Financial Highlights

     4          General Description of Registrant..........................            Investment Objectives and
                                                                                      Policies; Classes of Shares

     5          Management of the Fund.....................................             Management of the Funds

     6          Capital Stock and Other Securities.........................                  The Delaware
                                                                                       Difference; Dividends and
                                                                                     Distributions; Taxes; Classes
                                                                                               of Shares

     7          Purchase of Securities Being Offered.......................             Cover Page; How to Buy
                                                                                        Shares; Calculation of
                                                                                     Offering Price and Net Asset
                                                                                      Value Per Share; Management
                                                                                             of the Funds

     8          Redemption or Repurchase...................................               How to Buy Shares;
                                                                                        Redemption and Exchange

     9          Legal Proceedings..........................................                      None

                              CROSS-REFERENCE SHEET

                                     PART A

Item No.        Description                                                             Location in Prospectus
--------        -----------                                                             ----------------------
                                                                               Minnesota High Yield Municipal Bond Fund
     1          Cover Page.................................................                   Cover Page

     2          Synopsis...................................................               Synopsis; Summary
                                                                                              of Expenses

     3          Condensed Financial Information............................              Financial Highlights

     4          General Description of Registrant..........................            Investment Objectives and
                                                                                      Policies; Classes of Shares

     5          Management of the Fund.....................................              Management of the Fund

     6          Capital Stock and Other Securities.........................                  The Delaware
                                                                                       Difference; Dividends and
                                                                                     Distributions; Taxes; Classes
                                                                                               of Shares

     7          Purchase of Securities Being Offered.......................             Cover Page; How to Buy
                                                                                        Shares; Calculation of
                                                                                     Offering Price and Net Asset
                                                                                      Value Per Share; Management
                                                                                              of the Fund

     8          Redemption or Repurchase...................................               How to Buy Shares;
                                                                                        Redemption and Exchange

     9          Legal Proceedings..........................................                      None

                              CROSS-REFERENCE SHEET

                                     PART A

Item No.        Description                                                             Location in Prospectus
--------        -----------                                                             ----------------------
                                                                                National High Yield Municipal Bond Fund
     1          Cover Page.................................................                   Cover Page

     2          Synopsis...................................................               Synopsis; Summary
                                                                                              of Expenses

     3          Condensed Financial Information............................              Financial Highlights

     4          General Description of Registrant..........................            Investment Objectives and
                                                                                      Policies; Classes of Shares

     5          Management of the Fund.....................................             Management of the Fund

     6          Capital Stock and Other Securities.........................                  The Delaware
                                                                                       Difference; Dividends and
                                                                                     Distributions; Taxes; Classes
                                                                                               of Shares

     7          Purchase of Securities Being Offered.......................             Cover Page; How to Buy
                                                                                        Shares; Calculation of
                                                                                     Offering Price and Net Asset
                                                                                      Value Per Share; Management
                                                                                             of the Fund

     8          Redemption or Repurchase...................................               How to Buy Shares;
                                                                                        Redemption and Exchange

     9          Legal Proceedings..........................................                      None

                              CROSS-REFERENCE SHEET

                                     PART B

Item No.        Description                                                            Location in Statement of
--------        -----------                                                             Additional Information
                                                                                       ------------------------
                                                                                        Tax-Free Arizona Fund/
                                                                                      Tax-Free California Fund/
                                                                                         Tax-Free Idaho Fund/
                                                                                         Tax-Free Iowa Fund/
                                                                                        Tax-Free New York Fund/
                                                                                        Tax-Free Wisconsin Fund

    10          Cover Page.................................................                   Cover Page

    11          Table of Contents..........................................                Table of Contents

    12          General Information and History............................                  Inapplicable

    13          Investment Objectives and Policy...........................               Investment Restrictions
                                                                                              and Policies

    14          Management of the Registrant...............................          Officers and Directors/Trustees

    15          Control Persons and Principal Holders of Securities .......          Officers and Directors/Trustees

    16          Investment Advisory and Other Services.....................             Officers and Directors;
                                                                                         Investment Management
                                                                                     Agreements; General Information;
                                                                                         Financial Statements

    17          Brokerage Allocation.......................................         Trading Practices and Brokerage

    18          Capital Stock and Other Securities.........................               Capitalization and
                                                                                         Noncumulative Voting
                                                                                      (under General Information)

    19          Purchase, Redemption and Pricing of Securities
                Being Offered..............................................               Purchasing Shares;
                                                                                      Determining Offering Price
                                                                                         and Net Asset Value;
                                                                                      Redemption and Repurchase;
                                                                                          Exchange Privilege

    20          Tax Status.................................................              Distributions; Taxes

    21          Underwriters...............................................                Purchasing Shares

    22          Calculation of Performance Data............................             Performance Information

    23          Financial Statements.......................................              Financial Statements

                              CROSS-REFERENCE SHEET

                                     PART B

Item No.        Description                                                            Location in Statement of
--------        -----------                                                             Additional Information
                                                                                       ------------------------
                                                                                 Minnesota High Yield Municipal Bond Fund
    10          Cover Page.................................................                   Cover Page

    11          Table of Contents..........................................                Table of Contents

    12          General Information and History............................                  Inapplicable

    13          Investment Objectives and Policy...........................               Investment Restrictions
                                                                                               and Policies


    14          Management of the Registrant...............................          Officers and Directors

    15          Control Persons and Principal Holders of Securities .......          Officers and Directors

    16          Investment Advisory and Other Services.....................             Officers and Directors;
                                                                                         Investment Management
                                                                                     Agreement; General Information;
                                                                                         Financial Statements

    17          Brokerage Allocation.......................................         Trading Practices and Brokerage

    18          Capital Stock and Other Securities.........................               Capitalization and
                                                                                         Noncumulative Voting
                                                                                      (under General Information)

    19          Purchase, Redemption and Pricing of Securities
                Being Offered..............................................               Purchasing Shares;
                                                                                      Determining Offering Price
                                                                                         and Net Asset Value;
                                                                                      Redemption and Repurchase;
                                                                                          Exchange Privilege

    20          Tax Status.................................................              Distributions and Taxes

    21          Underwriters...............................................                Purchasing Shares

    22          Calculation of Performance Data............................             Performance Information

    23          Financial Statements.......................................              Financial Statements

                              CROSS-REFERENCE SHEET

                                     PART B

Item No.        Description                                                            Location in Statement of
--------        -----------                                                             Additional Information
                                                                                       ------------------------
                                                                                 National High Yield Municipal Bond Fund
    10          Cover Page.................................................                   Cover Page

    11          Table of Contents..........................................                Table of Contents

    12          General Information and History............................                  Inapplicable

    13          Investment Objectives and Policy...........................               Investment Restrictions
                                                                                                 and Policies


    14          Management of the Registrant...............................          Officers and Directors

    15          Control Persons and Principal Holders of Securities .......            Officers and Directors

    16          Investment Advisory and Other Services.....................             Officers and Directors;
                                                                                         Investment Management
                                                                                     Agreement; General Information;
                                                                                         Financial Statements

    17          Brokerage Allocation.......................................         Trading Practices and Brokerage

    18          Capital Stock and Other Securities.........................               Capitalization and
                                                                                         Noncumulative Voting
                                                                                      (under General Information)

    19          Purchase, Redemption and Pricing of Securities
                Being Offered..............................................               Purchasing Shares;
                                                                                      Determining Offering Price
                                                                                         and Net Asset Value;
                                                                                      Redemption and Repurchase;
                                                                                          Exchange Privilege

    20          Tax Status.................................................              Distributions and Taxes

    21          Underwriters...............................................                Purchasing Shares

    22          Calculation of Performance Data............................             Performance Information

    23          Financial Statements.......................................              Financial Statements

                              CROSS-REFERENCE SHEET

                                     PART C

Item No.        Description                                                               Location in Part C
--------        -----------                                                               ------------------


    24          Financial Statements and Exhibits...................................            Item 24

    25          Persons Controlled by or under Common Control
                with Registrant.....................................................            Item 25

    26          Number of Holders of Securities.....................................            Item 26

    27          Indemnification.....................................................            Item 27

    28          Business and Other Connections of Investment Adviser................            Item 28

    29          Principal Underwriters..............................................            Item 29

    30          Location of Accounts and Records....................................            Item 30

    31          Management Services.................................................            Item 31

    32          Undertakings........................................................            Item 32

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax- exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Investments at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55479

-------------------------------------------
DELAWARE-VOYAGEUR TAX-FREE
MUTUAL FUNDS
-------------------------------------------

A CLASS
B CLASS
C CLASS
-------------------------------------------


PROSPECTUS
-------------------------------------------


 APRIL 30, 1998


-------------
DELAWARE
INVESTMENTS
-------------

                            (not part of Prospectus)

(DVTXFR)



CLASS A SHARES                                                   PROSPECTUS
CLASS B SHARES                                                 APRIL 30, 1998
CLASS C SHARES


        -----------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

             For Prospectus and Performance: Nationwide 800-523-4640

              Information on Existing Accounts: (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                     Dealer Services: (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                   Representatives of Financial Institutions:
                             Nationwide 800-659-2265


         This Prospectus describes shares of each fund listed on this page (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end management investment company, commonly referred to as a mutual fund. Three styles of funds are contained in this combined Prospectus: tax-free intermediate funds (the "Tax-Free Intermediate Funds"), longer term tax-free funds (the "Tax-Free Funds") and longer term insured municipal funds (the "Insured Funds"). The investment objective of each Tax-Free Intermediate Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax-Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax-Free Fund and Insured Fund is expected to be approximately 15 to 25 years. There is no assurance that any Fund will achieve its investment objective.

       Delaware-Voyageur Tax-Free Arizona Intermediate Fund Delaware-Voyageur Tax-Free Arizona Insured Fund(1) Delaware-Voyageur Tax-Free Arizona Fund
       Delaware-Voyageur Tax-Free California Intermediate Fund Delaware-Voyageur Tax-Free California Insured Fund(1) Delaware-Voyageur Tax-Free California Fund Delaware-Voyageur Tax-Free Colorado Intermediate Fund Delaware-Voyageur Tax-Free Colorado Insured Fund Delaware-Voyageur Tax-Free Colorado Fund(1) Delaware-Voyageur Tax-Free Florida Intermediate Fund Delaware-Voyageur Tax-Free Florida Insured Fund(1) Delaware-Voyageur Tax-Free Florida Fund
       Delaware-Voyageur Tax-Free Idaho Fund
       Delaware-Voyageur Tax-Free Iowa Fund
       Delaware-Voyageur Tax-Free Kansas Fund
       Delaware-Voyageur Tax-Free Minnesota Intermediate Fund(1) Delaware-Voyageur Minnesota Insured Fund(1) Delaware-Voyageur Tax-Free Minnesota Fund(1) Delaware-Voyageur Tax-Free Missouri Insured Fund Delaware-Voyageur Tax-Free New Mexico Fund Delaware-Voyageur Tax-Free New York Fund Delaware-Voyageur Tax-Free North Dakota Fund Delaware-Voyageur Tax-Free Oregon Insured Fund Delaware-Voyageur Tax-Free Utah Fund
       Delaware-Voyageur Tax-Free Washington Insured Fund Delaware-Voyageur Tax-Free Wisconsin Fund

-------------------------
(1)    Diversified Series

(DVTXFR)


       Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs.


       This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of their respective registration statement), dated April 30, 1998, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission (the "SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. Each Fund's financial statements appear in its Annual Report for the fiscal year ended December 31, 1997, which will accompany any response to requests for Part B. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into the Funds' registration statement and other information regarding registrants that electronically file with the SEC.


TABLE OF CONTENTS

Cover Page                                    How to Buy Shares
Synopsis                                      Redemption and Exchange
Summary of Expenses                           Dividends and Distributions
Financial Highlights                          Taxes
Investment Objectives and Policies            Calculation of Offering Price and
       Suitability                                    Net Asset Value Per Share
       Investment Strategy                    Management of the Funds
       Special Risk Considerations            Other Investment Policies and

The Delaware Difference                               Risk Considerations
       Plans and Services                     Appendix A --  Ratings
Classes of Shares



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

(DVTXFR)

SYNOPSIS

Investment Objectives

       Tax-Free Intermediate Funds -- The investment objective of each Tax-Free Intermediate Fund is to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less.

       Tax-Free Funds and Insured Funds -- The investment objective of each Tax-Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of the Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax-Free Fund and Insured Fund is expected to be approximately 15 to 25 years.


       For further details, see Investment Objectives and Policies and Other Investment Policies and Risk Considerations.


Risk Factors and Special Considerations

       Prospective investors should consider the following factors:

       1. While each Fund has qualified, and intends to continue to qualify, as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), certain of the Funds will not be diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Thus, while at least 50% of a Fund's total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets, it will not satisfy this test with respect to 75% of such Fund's assets, as required by the 1940 Act's definition of "diversified." A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

       2. Each Fund (except for the Insured Funds) may invest up to 20% of its assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in such Funds. See Special Risk Considerations under Investment Objectives and Policies.

       3. Each Fund has the right to engage in options transactions, and certain Funds have the right to engage in futures transactions, for hedging purposes, to counter-balance portfolio volatility and, in connection with futures transactions, will maintain certain collateral in special accounts established for the benefit of futures commission merchants. While the Funds do not engage in options and futures for speculative purposes, there are risks that result from the use of these instruments by the Funds, and an investor should carefully review the descriptions of such in this Prospectus. Certain options and futures may be considered to be derivative securities. See Options and Futures under Other Investment Policies and Risk Considerations.

       4. The Funds may invest in inverse floaters which may be considered to be derivative securities. The interest rates attributable to inverse floaters may move in the opposite direction to short-term interest rates at an accelerated speed causing rapid fluctuations in the value of such securities. See Tax Exempt Obligations under Investment Objectives and Policies - Investment Strategy.

(DVTXFR)



Investment Manager, Distributor and Transfer Agent

       Delaware Management Company (the "Manager") furnishes investment management services to the Funds, subject to the supervision and direction of the Board of Directors or Trustees. The Manager also provides investment management services to certain of the other funds available from Delaware Investments. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the each Fund and for all of the other mutual funds available from Delaware Investments. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds available from Delaware Investments. For further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement, see Summary of Expenses and Management of the Funds.

Sales Charges
       The price of Class A Shares of Tax-Free Funds and Insured Funds includes a maximum front-end sales charge of 3.75% of the offering price. The price of Class A Shares of the Tax-Free Intermediate Funds includes a maximum front-end sales charge of 2.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated (subject to a contingent deferred sales charge ("Limited CDSC") of 1% if shares are redeemed within 12 months of purchase and a dealer commission was paid in connection with such purchase). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

       The price of Class B Shares of each Fund is equal to the net asset value per share. Class B Shares of Tax-Free Funds and Insured Funds are subject to a contingent deferred sales charge ("CDSC") of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the Tax-Free Funds and Insured Funds are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. Class B Shares of Tax-Free Intermediate Funds are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Class B Shares of Tax-Free Intermediate Funds are subject to annual 12b-1 Plan expenses for approximately five years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares.

       The price of Class C Shares of each Fund is equal to the net asset value per share. Class C Shares of each Fund are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares of each Fund are subject to annual 12b-1 Plan expenses for the life of the investment.


       See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.

Purchase Amounts
       Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to

(DVTXFR)


investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. See How to Buy Shares.

Redemption and Exchange
       Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a Limited CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

       Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B Shares or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company

       The shares of the Funds constitute separate series of parent entities, which are open-end investment companies. Certain of the parent entities are organized as Minnesota corporations. Other parent entities are organized as business trusts under the laws of the Commonwealth of Massachusetts. The Funds which are diversified, as such term is defined in the 1940 Act are designated as such by a footnote on the cover page of this Prospectus. All other Funds are non-diversified. See Shares under Management of the Funds.


       Shares of the Funds covered by this prospectus are not registered in all states. Shares that are not registered in one or more states are not being offered and sold in such states.

(DVTFXR)

SUMMARY OF EXPENSES



------------------------------------------------------------------------------------------------------------------------------------
                          Shareholder Transaction Expenses               Annual Fund Operating Expenses       Total Fund     Manage-
                                                                     (as a Percentage of Average Net Assets)   Operating      ment
                                    Maximum                        After Fee Waivers and Payment Arrangements   Expenses      Fees
                         Maximum     Sales                                                                       Without     Without
                        Front-End    Charge     Maximum                                                  Total   Voluntary Voluntary
                       Sales Load  Imposed on     CDSC                                                    Fund    Waiver     Waiver
Delaware-Voyageur      Imposed on  Reinvested  Imposed on  Redemption   Management    12b-1     Other  Operating    and        and
      Funds            Purchases   Dividends  Redemptions    Fees(1)        Fee        Fee    Expenses  Expenses Payment(2) Payment
------------------------------------------------------------------------------------------------------------------------------------
                                                                       STATE INSURED FUNDS
Tax-Free Arizona
 Class A                  3.75%     None        1.00%(2)      None          0.00%      0.25%     0.25%    0.50%(5)  1.03%     0.50%
 Class B                  None      None        4.00(3)       None          0.00%      1.00%     0.25%    1.25%(5)  1.78%     0.50%
 Class C                  None      None        1.00(4)       None          0.00%      1.00%     0.25%    1.25%(5)  1.78%     0.50%

Tax-Free California
 Class A                  3.75%     None        1.00%(2)      None          0.00%      0.25%     0.00%    0.25%(5)  1.29%     0.50%
 Class B                  None      None        4.00(3)       None          0.00%      1.00%     0.00%    1.00%(5)  2.04%     0.50%
 Class C                  None      None        1.00(4)       None          0.00%      1.00%     0.00%    1.00%(5)  2.04%     0.50%

Tax-Free Colorado
 Class A                  3.75%     None        1.00%(2)      None          0.38%      0.25%     0.24%    0.87%(5)  0.99%     0.50%
 Class B                  None      None        4.00(3)       None          0.38%      1.00%     0.24%    1.62%(5)  1.74%     0.50%
 Class C                  None      None        1.00(4)       None          0.38%      1.00%     0.24%    1.62%(5)  1.74%     0.50%

Tax-Free Florida
 Class A                  3.75%     None        1.00%(2)      None          0.00%      0.25%     0.31%    0.56%(5)  1.08%     0.50%
 Class B                  None      None        4.00(3)       None          0.00%      1.00%     0.31%    1.31%(5)  1.83%     0.50%
 Class C                  None      None        1.00(4)       None          0.00%      1.00%     0.31%    1.31%(5)  1.83%     0.50%

Tax-Free Idaho
 Class A                  3.75%     None        1.00%(2)      None          0.50%      0.25%     0.24%    0.99%(6)  0.99%     0.50%
 Class B                  None      None        4.00(3)       None          0.50%      1.00%     0.24%    1.74%(6)  1.74%     0.50%
 Class C                  None      None        1.00(4)       None          0.50%      1.00%     0.24%    1.74%(6)  1.74%     0.50%

Tax-Free Iowa
 Class A                  3.75%     None        1.00%(2)      None          0.43%      0.25%     0.32%    1.00%(5)  1.07%     0.50%
 Class B                  None      None        4.00(3)       None          0.43%      1.00%     0.32%    1.75%(5)  1.82%     0.50%
 Class C                  None      None        1.00(4)       None          0.43%      1.00%     0.32%    1.75%(5)  1.82%     0.50%

Tax-Free Kansas
 Class A                  3.75%     None        1.00%(2)      None          0.46%      0.25%     0.29%    1.00%(5)  1.04%     0.50%
 Class B                  None      None        4.00(3)       None          0.46%      1.00%     0.29%    1.75%(5)  1.79%     0.50%
 Class C                  None      None        1.00(4)       None          0.46%      1.00%     0.29%    1.75%(5)  1.79%     0.50%

Tax-Free Minnesota
 Class A                  3.75%     None        1.00%(2)      None          0.47%      0.25%     0.22%    0.94%(5)  0.97%     0.50%
 Class B                  None      None        4.00(3)        None         0.47%      1.00%     0.22%    1.69%(5)  1.72%     0.50%
 Class C                  None      None        1.00(4)        None         0.47%      1.00%     0.22%    1.69%(5)  1.72%     0.50%

Tax-Free New Mexico
 Class A                  3.75%     None        1.00%(2)      None          0.33%      0.25%     0.42%    1.00%(5)  1.17%     0.50%
 Class B                  None      None        4.00(3)       None          0.33%      1.00%     0.42%    1.75%(5)  1.92%     0.50%
 Class C                  None      None        1.00(4)       None          0.33%      1.00%     0.42%    1.75%(5)  1.92%     0.50%

Tax-Free New York
 Class A                  3.75%     None        1.00%(2)      None          0.42%      0.25%     0.33%    1.00%(5)  1.08%     0.50%
 Class B                  None      None        4.00(3)       None          0.42%      1.00%     0.33%    1.75%(5)  1.83%     0.50%
 Class C                  None      None        1.00(4)       None          0.42%      1.00%     0.33%    1.75%(5)  1.83%     0.50%

Tax-Free North Dakota
 Class A                  3.75%     None        1.00%(2)      None          0.35%      0.25%     0.40%    1.00%(5)  1.15%     0.50%
 Class B                  None      None        4.00(3)       None          0.35%      1.00%     0.40%    1.75%(5)  1.90%     0.50%
 Class C                  None      None        1.00(4)       None          0.35%      1.00%     0.40%    1.75%(5)  1.90%     0.50%


Tax-Free Utah
 Class A                  3.75%     None        1.00%(2)      None          0.20%      0.25%     0.40%    0.85%(5)  1.15%     0.50%
 Class B                  None      None        4.00(3)       None          0.20%      1.00%     0.40%    1.60%(5)  1.90%     0.50%
 Class C                  None      None        1.00(4)       None          0.20%      1.00%     0.40%    1.60%(5)  1.90%     0.50%

Tax-Free Wisconsin
 Class A                  3.75%     None        1.00%(2)      None          0.46%      0.25%     0.29%    1.00%(5)  1.04%     0.50%
 Class B                  None      None        4.00(3)       None          0.46%      1.00%     0.29%    1.75%(5)  1.79%     0.50%
 Class C                  None      None        1.00(4)       None          0.46%      1.00%     0.29%    1.75%(5)  1.79%     0.50%

(DVTFXR)


------------------------------------------------------------------------------------------------------------------------------------
                            Shareholder Transaction Expenses             Annual Fund Operating Expenses        Total Fund    Manage-
                                                                     (as a Percentage of Average Net Assets)   Operating      ment
                                    Maximum                        After Fee Waivers and Payment Arrangements   Expenses      Fees
                         Maximum     Sales                                                                       Without     Without
                        Front-End    Charge     Maximum                                                  Total   Voluntary Voluntary
                       Sales Load  Imposed on     CDSC                                                    Fund    Waiver     Waiver
Delaware-Voyageur      Imposed on  Reinvested  Imposed on  Redemption   Management    12b-1     Other  Operating    and        and
      Funds            Purchases   Dividends  Redemptions    Fees(1)        Fee        Fee    Expenses  Expenses Payment(2) Payment
------------------------------------------------------------------------------------------------------------------------------------
                                                                       STATE INSURED FUNDS
Arizona Insured
 Class A                  3.75%     None        1.00%(2)      None          0.44%       0.25%    0.22%    0.91%(5)  0.97%     0.50%
 Class B                  None      None        4.00(3)       None          0.44%       1.00%    0.22%    1.66%(5)  1.72%     0.50%
 Class C                  None      None        1.00(4)       None          0.44%       1.00%    0.22%    1.66%(5)  1.72%     0.50%

California Insured
 Class A                  3.75%     None        1.00%(2)      None          0.50%       0.25%    0.24%    0.99%(6)  0.99%     0.50%
 Class B                  None      None        4.00(3)       None          0.50%       1.00%    0.24%    1.74%(6)  1.74%     0.50%
 Class C                  None      None        1.00(4)       None          0.50%       1.00%    0.24%    1.74%(6)  1.74%     0.50%

Colorado Insured
 Class A                  3.75%     None        1.00%(2)      None          0.18%       0.25%    0.57%    1.00%(5)  1.32%     0.50%
 Class B                  None      None        4.00(3)       None          0.18%       1.00%    0.57%    1.75%(5)  2.07%     0.50%
 Class C                  None      None        1.00(4)       None          0.18%       1.00%    0.57%    1.75%(5)  2.07%     0.50%

Florida Insured
 Class A                  3.75%     None        1.00%(2)      None          0.26%       0.25%    0.36%    0.87%(5)  1.11%     0.50%
 Class B                  None      None        4.00(3)       None          0.26%       1.00%    0.36%    1.62%(5)  1.86%     0.50%
 Class C                  None      None        1.00(4)       None          0.26%       1.00%    0.36%    1.62%(5)  1.86%     0.50%

Minnesota Insured
 Class A                  3.75%     None        1.00%(2)      None          0.50%       0.25%    0.21%    0.96%(5)  0.96%     0.50%
 Class B                  None      None        4.00(3)       None          0.50%       1.00%    0.21%    1.71%(5)  1.71%     0.50%
 Class C                  None      None        1.00(4)       None          0.50%       1.00%    0.21%    1.71%(5)  1.71%     0.50%

Missouri Insured
 Class A                  3.75%     None        1.00%(2)      None          0.41%       0.25%    0.25%    0.91%(5)  1.00%     0.50%
 Class B                  None      None        4.00(3)       None          0.41%       1.00%    0.25%    1.66%(5)  1.75%     0.50%
 Class C                  None      None        1.00(4)       None          0.41%       1.00%    0.25%    1.66%(5)  1.75%     0.50%

Oregon Insured
 Class A                  3.75%     None        1.00%(2)      None          0.18%       0.25%    0.28%    0.71%(5)  1.03%     0.50%
 Class B                  None      None        4.00(3)       None          0.18%       1.00%    0.28%    1.46%(5)  1.78%     0.50%
 Class C                  None      None        1.00(4)       None          0.18%       1.00%    0.28%    1.46%(5)  1.78%     0.50%

Washington Insured
 Class A                  3.75%     None        1.00%(2)      None          0.00%       0.25%    0.25%    0.50%(5)  1.25%     0.50%
 Class B                  None      None        4.00(3)       None          0.00%       1.00%    0.25%    1.25%(5)  2.00%     0.50%
 Class C                  None      None        1.00(4)       None          0.00%       1.00%    0.25%    1.25%(5)  2.00%     0.50%

(DVTFXR)

                            Shareholder Transaction Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Annual Fund Operating Expenses       Total Fund    Manage-
                                                                     (as a Percentage of Average Net Assets)   Operating     ment
                                    Maximum                        After Fee Waivers and Payment Arrangements   Expenses      Fees
                         Maximum     Sales                                                                       Without     Without
                        Front-End    Charge     Maximum                                                  Total   Voluntary Voluntary
                       Sales Load  Imposed on     CDSC                                                    Fund    Waiver     Waiver
Delaware-Voyageur      Imposed on  Reinvested  Imposed on  Redemption   Management    12b-1     Other  Operating    and        and
      Funds            Purchases   Dividends  Redemptions    Fees(1)        Fee        Fee    Expenses  Expenses Payment(2) Payment
------------------------------------------------------------------------------------------------------------------------------------
                           STATE INTERMEDIATE FUNDS
Arizona Intermediate
 Class A                  2.75%     None        1.00%(2)      None          0.17%    0.15%(7)    0.58%    0.90%(5)  1.23%     0.40%
 Class B                  None      None        2.00(3)       None          0.17%    1.00%(7)    0.58%    1.75%(5)  1.98%     0.40%
 Class C                  None      None        1.00(4)       None          0.17%    1.00%(7)    0.58%    1.75%(5)  1.98%     0.40%

California Intermediate
 Class A                  2.75%     None        1.00%(2)      None          0.17%    0.15%(7)    0.58%    0.90%(5)  1.23%     0.40%
 Class B                  None      None        2.00(3)       None          0.17%    1.00%(7)    0.58%    1.75%(5)  1.98%     0.40%
 Class C                  None      None        1.00(4)       None          0.17%    1.00%(7)    0.58%    1.75%(5)  1.98%     0.40%

Colorado Intermediate
 Class A                  2.75%     None        1.00%(2)      None          0.17%    0.15%(7)    0.58%    0.90%(5)  1.23%     0.40%
 Class B                  None      None        2.00(3)       None          0.17%    1.00%(7)    0.58%    1.75%(5)  1.98%     0.40%
 Class C                  None      None        1.00(4)       None          0.17%    1.00%(7)    0.58%    1.75%(5)  1.98%     0.40%

Florida Intermediate
 Class A                  2.75%     None        1.00%(2)      None          0.01%    0.15%(7)    0.74%    0.90%(5)  1.29%     0.40%
 Class B                  None      None        2.00(3)       None          0.01%    1.00%(7)    0.74%    1.75%(5)  2.14%     0.40%
 Class C                  None      None        1.00(4)       None          0.01%    1.00%(7)    0.74%    1.75%(5)  2.14%     0.40%

Minnesota Intermediate
 Class A                  2.75%     None        1.00%(2)      None          0.40%    0.15%(7)    0.31%    0.86%(6)  0.86%     0.40%
 Class B                  None      None        2.00(3)       None          0.40%    1.00%(7)    0.31%    1.71%(6)  1.71%     0.40%
 Class C                  None      None        1.00(4)       None          0.40%    1.00%(7)    0.31%    1.71%(6)  1.71%     0.40%

(1) CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

(2) Class A purchases of $1,000,000 or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a Limited CDSC of 1% will be imposed on certain redemptions within 12 months of purchase. Additional Class A purchase options involving a CDSC may be permitted as described in the Prospectus from time to time. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(3) Class B Shares of Tax-Free Funds and Insured Funds are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase;
    (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares of Tax-Free Intermediate Funds are subject to a CDSC of (i) 2% if shares are redeemed within the first two years of purchase; (ii) 1% if shares are redeemed during the third year following purchase; and (iii) 0% thereafter. See Deferred Sales Charge Alternative -- Class B Shares and Contingent Deferred Sales Charge -- Class B Shares and Class C Shares under Classes of Shares.

(4) Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Level Sales Charge Alternative -- Class C Shares and Contingent Deferred Sales Charge -- Class B Shares and Class C Shares under Classes of Shares.

(5) The Annual Operating Expenses for each Fund have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year. The Manager may waive any or all of its fee and may pay certain expenses of each Fund from time to time. The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that each Fund's total operating expenses (exclusive of taxes, interest expense, brokerage fees and commissions) do not exceed, on an annualized basis, the amounts noted above corresponding to the caption "Total Fund Operating Expenses" through December 31, 1998. See Expenses under Management of the Funds for a discussion of the waivers.

(6) The Annual Operating Expenses for each Fund have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year. The Manager may waive any or all of its fee and may pay certain expenses of each Fund from time to time. The Manager has elected to waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of 12b-1 Plan Expenses, taxes, interest expenses, brokeage fees and commissions) do not exceed, on an annualized basis, 0.75% of the average daily net assets of the Fund.

(7) The annual 12b-1 Plan expenses for Class A Shares have been set at 0.15% of the average daily net assets of such Class. The maximum annual 12b-1 Plan expenses permitted under the 12b-1 Plan for CLass A Shares are 0.25% of the average daily net assets of such Class. See Distribution (12b-1) and Service under Management of the Funds.

    Investors utilizing the Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. See Asset Planner in Part B.

    An investor in a Fund would pay the following dollar amount of expenses on a $1,000 investment assuming (a) 5% annual return, (b) redemption, and no redemption, at the end of each period and (c) for Class B Shares and Class C Shares, the payment of a CDSC at the time of redemption, if applicable. The following examples assume any voluntary waiver of fees and payments of expenses by the Manager as noted above.


--------------------------------------------------------------------------------------------------------------------
                                    Assuming Redemption                           Assuming No Redemption
                        1 Year     3 Years     5 Years     10 Years     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------------------------------------------
STATE LONG TERM FUNDS
Tax-Free Arizona
 Class A                 $42(1)     $53         $ 64        $ 98         $42        $53         $64        $ 98
 Class B                 $53        $70         $ 89        $130(2)      $13        $40         $69        $130(2)
 Class C                 $23        $40         $ 69        $151         $13        $40         $69        $151

Tax-Free California
 Class A                 $40(1)     $45         $ 51        $ 68         $40        $45         $51        $ 68
 Class B                 $50        $62         $ 75        $101(2)      $10        $32         $55        $101(2)
 Class C                 $20        $32         $ 55        $122         $10        $32         $55        $122
Tax-Free Colorado
 Class A                 $45(1)     $64         $ 84        $141         $46        $64         $84        $141
 Class B                 $56        $81         $108        $172(2)      $16        $51         $86        $172(2)
 Class C                 $26        $51         $ 88        $192         $16        $51         $86        $192
Tax-Free Florida
 Class A                 $43(1)     $65         $ 68        $105         $43        $55         $68        $105
 Class B                 $53        $72         $ 92        $137(2)      $13        $42         $72        $137(2)
 Class C                 $23        $42         $ 72        $158         $13        $42         $72        $158
Tax-Free Idaho
 Class A                 $47(1)     $68         $ 90        $154         $47        $68         $90        $154
 Class B                 $58        $85         $114        $185(2)      $18        $55         $94        $185(2)
 Class C                 $28        $55         $ 94        $205         $18        $55         $94        $205
Tax-Free Iowa
 Class A                 $47(1)     $68         $ 91        $155         $47        $68         $91        $155
 Class B                 $58        $85         $115        $186(2)      $18        $55         $95        $186(2)
 Class C                 $28        $55         $ 95        $206         $18        $55         $95        $206
Tax-Free Kansas
 Class A                 $47(1)     $68         $ 91        $155         $47        $68         $91        $155
 Class B                 $58        $85         $115        $186(2)      $18        $55         $95        $186(2)
 Class C                 $28        $55         $ 95        $206         $18        $55         $95        $206

---------------------------------------------------------------------------------------------------------------------
                                      Assuming Redemption                           Assuming No Redemption
                          1 Year     3 Years     5 Years     10 Years     1 Year     3 Years    5 Years    10 Years
---------------------------------------------------------------------------------------------------------------------
Tax-Free Minnesota
 Class A                   $47(1)     $66         $ 88        $149        $47        $66         $88       $149
 Class B                   $57        $83         $112        $180(2)     $17        $53         $92       $180(2)
 Class C                   $27        $53         $ 92        $200        $17        $53         $92       $200
Tax-Free New Mexico
 Class A                   $47(1)     $68         $ 91        $155        $47        $68         $91       $155
 Class B                   $58        $85         $115        $186(2)     $18        $55         $95       $186(2)
 Class C                   $28        $55         $ 95        $206        $18        $55         $95       $206
Tax-Free New York
 Class A                   $47(1)     $68         $ 91        $155        $47        $68         $91       $155
 Class B                   $58        $85         $115        $186(2)     $18        $55         $95       $186(2)
 Class C                   $28        $55         $ 95        $206        $18        $55         $95       $206
Tax-Free North Dakota
 Class A                   $47(1)     $68         $ 91        $155        $47        $68         $91       $155
 Class B                   $58        $85         $115        $186(2)     $18        $55         $95       $186(2)
 Class C                   $28        $65         $ 95        $206        $18        $55         $95       $206
Tax-Free Utah
 Class A                   $46(1)     $64         $ 83        $138        $46        $64         $83       $138
 Class B                   $56        $81         $107        $170(2)     $16        $51         $87       $170(2)
 Class C                   $26        $51         $ 87        $190        $16        $51         $87       $190
Tax-Free Wisconsin
 Class A                   $47(1)     $68         $ 91        $155        $47        $68         $91       $155
 Class B                   $58        $85         $115        $186(2)     $18        $55         $95       $186(2)
 Class C                   $28        $55         $ 95        $206        $18        $55         $95       $206
-------------------------------------------------------------------------------------------------------------------
STATE INSURED FUNDS
-------------------------------------------------------------------------------------------------------------------
Arizona Insured
 Class A                   $46(1)     $66         $ 86        $145        $46        $65         $85       $146
 Class B                   $57        $82         $110        $177(2)     $17        $52         $90       $177(2)
 Class C                   $27        $52         $ 90        $197        $17        $52         $90       $197
California Insured
 Class A                   $47(1)     $68         $ 90        $154        $47        $68         $90       $154
 Class B                   $58        $85         $114        $185(2)     $18        $55         $94       $185(2)
 Class C                   $28        $55         $ 94        $205        $18        $55         $94       $205
Colorado Insured
 Class A                   $47(1)     $68         $ 91        $155        $47        $68         $91       $155
 Class B                   $58        $95         $115        $186(2)     $18        $55         $95       $186(2)
 Class C                   $28        $55         $ 95        $206        $18        $55         $95       $206
Florida Insured
 Class A                   $46(1)     $64         $ 84        $141        $46        $64         $84       $141
 Class B                   $56        $81         $108        $172(2)     $16        $51         $88       $172(2)
 Class C                   $26        $51         $ 88        $192        $16        $51         $88       $192
Minnesota Insured
 Class A                   $47(1)     $67         $ 89        $151        $47        $67         $89       $151
 Class B                   $57        $84         $113        $182(2)     $17        $54         $93       $182(2)
 Class C                   $27        $54         $ 93        $202        $17        $54         $93       $202
Missouri Insured
 Class A                   $46(1)     $65         $ 88        $145        $46        $65         $86       $145
 Class B                   $57        $82         $110        $177(2)     $17        $52         $90       $177(2)
 Class C                   $27        $52         $ 90        $197        $17        $52         $90       $197
Oregon Insured
 Class A                   $44(1)     $59         $ 76        $122        $44        $59         $76       $122
 Class B                   $55        $76         $100        $154(2)     $15        $46         $80       $154(2)
 Class C                   $25        $46         $ 80        $175        $15        $46         $80       $175
Washington Insured
 Class A                   $42(1)     $53         $ 64        $ 98        $42        $53         $64       $ 98
 Class B                   $53        $70         $ 89        $130(2)     $13        $40         $69       $130(2)
 Class C                   $23        $40         $ 69        $151        $13        $40         $69       $151
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                        Assuming Redemption                           Assuming No Redemption
                           1 Year     3 Years     5 Years     10 Years     1 Year     3 Years     5 Years     10 Years
-----------------------------------------------------------------------------------------------------------------------
STATE INTERMEDIATE FUNDS
Arizona Intermediate
 Class A                    $36(1)     $55        $ 76        $135         $36        $55        $ 76          $135
 Class B                    $38        $65        $ 95(3)     $160(3)      $18        $55        $ 95(3)       $160(3)
 Class C                    $28        $55        $ 95        $206         $18        $55        $ 95          $206
California Intermediate
 Class A                    $36(1)     $55        $ 76        $135         $36        $55        $ 76          $135
 Class B                    $38        $65        $ 95(3)     $160(3)      $18        $55        $ 95(3)       $160(3)
 Class C                    $28        $55        $ 95        $206         $18        $55        $ 95          $206
Colorado Intermediate
 Class A                    $36(1)     $55        $ 76        $135         $36        $55        $ 76          $135
 Class B                    $38        $65        $ 95(3)     $160(3)      $18        $55        $ 95(3)       $160(3)
 Class C                    $28        $55        $ 95        $206         $18        $55        $ 95          $206
Florida Intermediate
 Class A                    $36(1)     $55        $ 76        $135         $36        $55        $ 76          $135
 Class B                    $58        $85        $105(3)     $186(3)      $18        $55        $ 95(3)       $160(3)
 Class C                    $23        $55        $ 95        $206         $18        $55        $ 95          $206
Minnesota Intermediate
 Class A                    $36(1)     $64        $ 74        $131         $36        $64        $ 74          $131
 Class B                    $37        $64        $ 93(3)     $148(3)      $17        $54        $ 93(3)       $146(3)
 Class C                    $27        $54        $ 93        $202         $17        $54        $ 93          $202

(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares of Tax-Free Funds and Insured Funds will be automatically converted into Class A Shares of the relevant Fund. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten-year expense numbers for Class B Shares reflect the expenses of Class B Shares for years one through eight and the expenses of Class A Shares for years nine and ten. See Automatic Conversion of Class B Shares under How to Purchase Shares for a description of the automatic conversion feature.

(3) At the end of approximately five years after purchase, Class B Shares of Tax-Free Intermediate Funds will be automatically converted into Class A Shares of the relevant Fund. The example above assumes conversion of Class B Shares at the end of the fifth year. However, the conversion may occur as late as three months after the fifth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten-year expense numbers for Class B Shares reflect the expenses of Class B Shares for years one through five and the expenses of Class A Shares for years six through ten. See Automatic Conversion of Class B Shares under How to Purchase Shares for a description of the automatic conversion feature.

The examples contained in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following financial highlights are derived from the financial statements of the Funds and have been audited by Ernst & Young LLP, independent auditors for the year ended December 31, 1997 and by the Funds' previous independent auditors for the prior fiscal periods. The data for the most recent fiscal year should be read in conjunction with the financial statements, related notes, and the reports of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Funds' performance is contained in each Fund's Annual Report to shareholders. A copy of the Funds' Annual Reports (including the reports of Ernst & Young LLP) may be obtained from the Funds upon request at no charge.
--------------------------------------------------------------------------------


                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
----------------------------------------------------------------------------------------------------------------
Tax-Free Arizona(11)
   Class A - 12/31/97     $10.700     0.589       0.455      (0.589)    (0.015)   $11.140    10.07%     $10,916
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.750     0.580      (0.010)     (0.580)    (0.040)    10.700     5.48        9,755
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95(1)   10.000     0.460       0.840      (0.460)    (0.090)    10.750    13.27        6,225
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.690     0.502       0.469      (0.506)    (0.015)   $11.140     9.34%      $3,711
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.740     0.510      (0.010)     (0.510)    (0.040)    10.690     4.84        3,491
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.300     0.260       0.530      (0.260)    (0.090)    10.740     7.74        1,629
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.710     0.534       0.437      (0.506)    (0.015)   $11.160     9.32%        $332
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.760     0.500      (0.010)     (0.500)    (0.040)    10.710     4.70           23
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.200     0.300       0.650      (0.300)    (0.090)    10.760     9.43           27
----------------------------------------------------------------------------------------------------------------
Arizona Insured(11)
   Class A - 12/31/97     $11.060     0.548       0.416      (0.554)      none    $11.470     8.96%    $186,485
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      11.150     0.530      (0.090)     (0.530)      none     11.060     4.09      209,258
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.860     0.540       1.310      (0.560)      none     11.150    19.10      238,114
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94      11.310     0.550      (1.370)     (0.530)    (0.100)(6)  9.860    (7.41)     231,736
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/93      10.710     0.580       0.740      (0.580)    (0.140)    11.310    12.64      263,312
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/92      10.390     0.610       0.380      (0.610)    (0.060)    10.710     9.86      124,120
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/91(1)   10.000     0.500       0.470      (0.500)    (0.080)    10.390     9.98       38,322
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $11.050     0.455       0.414      (0.459)      none    $11.460     8.06%      $3,657
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      11.140     0.450      (0.090)     (0.450)      none     11.050     3.32        3,110
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.440     0.380       0.690      (0.370)      none     11.140    10.36        2,048
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $11.060     0.456       0.414      (0.460)      none    $11.470     8.05%        $675
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      11.150     0.430      (0.090)     (0.430)      none     11.060     3.18          554
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95       9.860     0.450       1.310      (0.470)      none     11.150    18.10          541
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/94(1)   10.480     0.270      (0.560)     (0.250)     (0.08)(6)  9.860    (2.84)         326
----------------------------------------------------------------------------------------------------------------
Tax-Free California(11)
   Class A - 12/31/97     $10.430     0.590       0.665      (0.595)    (0.040)   $11.050    12.43%      $4,385
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.640     0.600      (0.180)     (0.600)    (0.030)    10.430     4.21        1,218
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95(1)   10.000     0.470       0.700      (0.470)    (0.060)    10.640    11.97        1,012
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.440     0.520       0.688      (0.528)    (0.040)   $11.080    11.91%      $5,576
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.650     0.560      (0.180)     (0.560)    (0.030)    10.440     3.77          660
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)    9.960     0.200       0.740      (0.190)    (0.060)    10.650     9.52          128
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.420     0.487       0.696      (0.513)    (0.040)    11.050    11.69%        $109
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96(1)   10.070     0.370       0.380      (0.370)    (0.030)    10.420     7.58           94
================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
      Funds               Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Tax-Free Arizona(11)
   Class A - 12/31/97       0.48%        5.42%        39%       1.08%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.46         5.43         70        1.25
-----------------------------------------------------------------------
   Class A - 12/31/95(1)    0.52(4)      5.19(4)      38        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.22%        4.68%        39%       1.82%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.11         4.77         70        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    0.99(4)      4.60(4)      38        2.00(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.23%        4.67%        39%       1.83%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.21         4.68         70        2.00
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.20(4)      4.65(4)      38        2.00(4)
-----------------------------------------------------------------------
Arizona Insured(11)
   Class A - 12/31/97       0.84%        4.92%        42%       0.89%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.82         4.89         42        0.95
-----------------------------------------------------------------------
   Class A - 12/31/95       0.69         5.07         42        0.95
-----------------------------------------------------------------------
   Class A - 12/31/94       0.72         5.20         25        0.92
-----------------------------------------------------------------------
   Class A - 12/31/93       0.59         5.00         33        1.03
-----------------------------------------------------------------------
   Class A - 12/31/92       0.35         5.60         40        1.16
-----------------------------------------------------------------------
   Class A - 12/31/91(1)    none(5)      6.58(4)     178        1.24(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.65%        4.11%        42%       1.70%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.59         4.11         42        1.70
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.33(4)      4.08(4)      42        1.60(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.65%        4.11%        42%       1.70%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.70         4.01         42        1.70
-----------------------------------------------------------------------
   Class C - 12/31/95       1.54         4.18         42        1.69
-----------------------------------------------------------------------
   Class C - 12/31/94(1)    1.50(4)      4.10(4)      25        1.71(4)
-----------------------------------------------------------------------
Tax-Free California(11)
   Class A - 12/31/97       0.13%        5.32%        17%       1.19%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.27         5.71          8        1.25
-----------------------------------------------------------------------
   Class A - 12/31/95(1)    0.46(4)      5.57(4)      40        1.22(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       0.80%        4.65%        17%       1.86%
-----------------------------------------------------------------------
   Class B - 12/31/96       0.50         5.34          8        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    0.60(4)      5.33(4)      40        1.93(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       0.87%        4.58%        17%       1.93%
-----------------------------------------------------------------------
   Class C - 12/31/96(1)    0.78         5.13(4)       8        2.00(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
      Funds              of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
------------------------------------------------------------------------------------------------------------------
California Insured(11)
   Class A - 12/31/97     $10.500     0.513       0.486      (0.519)      none    $10.980     9.78%     $26,923
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.650     0.520      (0.150)     (0.520)      none     10.500     3.63       30,551
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.330     0.530       1.340      (0.550)      none     10.650    20.51       33,860
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.510     0.100      (0.180)     (0.090)    (0.010)     9.330    (0.84)      27,994
------------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      11.080     0.550      (1.520)     (0.540)    (0.060)     9.510    (8.97)      27,282
------------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93      10.020     0.600       1.110      (0.600)    (0.050)    11.080    17.29       12,509
------------------------------------------------------------------------------------------------------------------
   Class A - 10/31/92(1)   10.000      none       0.020        none       none     10.020     0.20        2,056
------------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.500     0.457       0.495      (0.462)      none    $10.990     9.29%      $6,629
------------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.650     0.480      (0.150)     (0.480)      none     10.500     3.22        6,717
------------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95       9.330     0.500       1.330      (0.510)      none     10.650    20.01        6,029
------------------------------------------------------------------------------------------------------------------
   Class B - 12/31/94       9.510     0.080      (0.170)     (0.080)    (0.010)     9.330    (0.92)       2,219
------------------------------------------------------------------------------------------------------------------
   Class B - 10/31/94(1)   10.680     0.310      (1.160)     (0.300)    (0.020)     9.510    (7.93)       1,427
------------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.460     0.485       0.432      (0.437)      none    $10.940     8.98%        $476
------------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.650     0.440      (0.190)     (0.440)      none     10.460     2.47           55
------------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.190     0.250       0.530      (0.320)      none     10.650     7.77           53(4)
------------------------------------------------------------------------------------------------------------------
Tax-Free Colorado(11)
   Class A - 12/31/97     $10.780     0.574       0.618      (0.592)      none    $11.380    11.40%    $357,993
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.900     0.560      (0.130)     (0.550)      none     10.780     4.08      358,328
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.530     0.540       1.380      (0.550)      none     10.900    20.54      392,815
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94      11.100     0.550      (1.540)     (0.540)    (0.040)     9.530    (9.12)     354,138
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/93      10.570     0.560       0.850      (0.560)    (0.320)    11.100    13.72      399,218
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/92      10.270     0.580       0.450      (0.580)    (0.150)    10.570    10.42      202,165
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/91      10.020     0.610       0.430      (0.610)    (0.180)    10.270    10.80      104,863
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/90      10.000     0.640       0.020      (0.640)      none     10.020     6.81       53,987
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/89       9.740     0.670       0.320      (0.670)    (0.060)    10.000    10.73       34,625
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/88       9.430     0.690       0.340      (0.690)    (0.030)     9.740    10.57       19,767
------------------------------------------------------------------------------------------------------------------
   Class A - 12/31/87(1)    9.580     0.490      (0.150)     (0.490)      none      9.430     3.27        5,546
------------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.780     0.483       0.616      (0.499)      none    $11.380    10.47%      $7,798
------------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.900     0.470      (0.130)     (0.460)      none     10.780     3.25        4,172
------------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.250     0.350       0.650      (0.350)      none     10.900     9.96        1,643
------------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.780     0.484       0.615      (0.499)      none    $11.380    10.47%      $1,697
------------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.900     0.460      (0.130)     (0.450)      none     10.780     3.17        1,522
------------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95       9.530     0.450       1.370      (0.450)      none     10.900    19.44        1,042
------------------------------------------------------------------------------------------------------------------
   Class C - 12/31/94(1)   10.210     0.290      (0.670)     (0.270)    (0.030)     9.530    (3.75)         465
==================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
     Funds                Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
California Insured(11)
   Class A - 12/31/97       0.99         4.85%        63%       1.02%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.82         5.05         55        1.01
-----------------------------------------------------------------------
   Class A - 12/31/95       0.70         5.23        107        1.02
-----------------------------------------------------------------------
   Class A - 12/31/94       0.10(4)      6.30(4)       7        1.24(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.20         5.37         18        1.25
-----------------------------------------------------------------------
   Class A - 10/31/93       none         5.26         24        1.25
-----------------------------------------------------------------------
   Class A - 10/31/92(1)    none         none          7        none
-----------------------------------------------------------------------

   Class B - 12/31/97       1.53%        4.31%        63%       1.56%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.21         4.64         55        1.76
-----------------------------------------------------------------------
   Class B - 12/31/95       1.10         4.75        107        1.75
-----------------------------------------------------------------------
   Class B - 12/31/94       0.57(4)      5.54(4)       7        1.94(4)
-----------------------------------------------------------------------
   Class B - 10/31/94(1)    0.73(4)      4.82(4)      18        1.95(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.71%        4.13%        63%       1.74%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.58         4.02         55        1.77
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.53(4)      4.25(4)     107        1.77(4)
-----------------------------------------------------------------------
Tax-Free Colorado(11)
   Class A - 12/31/97       0.81%        5.25%        54%       0.86%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.78         5.27         40        0.91
-----------------------------------------------------------------------
   Class A - 12/31/95       0.76         5.18         82        0.93
-----------------------------------------------------------------------
   Class A - 12/31/94       0.66         5.35         69        0.72
-----------------------------------------------------------------------
   Class A - 12/31/93       0.75         4.97         58        0.75
-----------------------------------------------------------------------
   Class A - 12/31/92       0.80         5.59         70        0.80
-----------------------------------------------------------------------
   Class A - 12/31/91       0.82         6.15         92        0.82
-----------------------------------------------------------------------
   Class A - 12/31/90       1.00         6.38         70        1.00
-----------------------------------------------------------------------
   Class A - 12/31/89       1.00         6.37         33        1.00
-----------------------------------------------------------------------
   Class A - 12/31/88       1.00         6.77         56        1.00
-----------------------------------------------------------------------
   Class A - 12/31/87(1)    1.00(4)      6.49(4)      93        1.00(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.62%        4.44%        54%       1.67%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.58         4.45         40        1.65
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.39(4)      3.96(4)      82        1.60(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.64%        4.42%        54%       1.69%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.66         4.40         40        1.66
-----------------------------------------------------------------------
   Class C - 12/31/95       1.66         4.20         82        1.66
-----------------------------------------------------------------------
   Class C - 12/31/94(1)    1.80(4)      4.23(4)      69        1.81(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
----------------------------------------------------------------------------------------------------------------

Tax-Free Florida(11)
   Class A - 12/31/97     $10.520     0.591       0.523      (0.594)    (0.020)   $11.020    10.93%      $7,506
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.730     0.590      (0.210)     (0.590)      none     10.520     3.74        5,761
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95(1)   10.000     0.470       0.750      (0.470)    (0.020)    10.730    12.49        4,421
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.530     0.527       0.531      (0.538)    (0.020)   $11.030    10.35%      $2,685
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.730     0.560      (0.200)     (0.560)      none     10.530     3.51        1,635
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.370     0.150       0.380      (0.150)    (0.020)    10.730     5.10          101
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.520     0.511       0.521      (0.512)    (0.020)   $11.020    10.09%        $133
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.730     0.370      (0.210)     (0.370)      none     10.520     2.97           16
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.200     0.330       0.560      (0.340)    (0.020)    10.730     8.88            9
----------------------------------------------------------------------------------------------------------------
Florida Insured(7)(11)
   Class A - 12/31/97     $10.710     0.548       0.536      (0.554)      none    $11.240    10.42%    $162,097
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.940     0.530      (0.230)     (0.530)      none     10.710     2.90      192,171
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.520     0.540       1.440      (0.560)      none     10.940    21.22      242,425
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.640     0.100      (0.120)     (0.090)    (0.010)     9.520    (0.11)     240,228
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      11.150     0.550      (1.460)     (0.540)    (0.060)     9.640    (8.38)     259,702
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93      10.110     0.580       1.120      (0.580)    (0.080)    11.150    17.27      289,682
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/92(1)   10.000     0.510       0.150      (0.510)    (0.040)    10.110     6.74       50,666
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.710     0.477       0.523      (0.480)      none    $11.230     9.58%      $3,943
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.940     0.480      (0.230)     (0.480)      none     10.710     2.40        3,222
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95       9.520     0.500       1.440      (0.520)      none     10.940    20.76        2,814
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/94       9.630     0.090      (0.110)     (0.080)    (0.010)     9.520    (0.03)       1,477
----------------------------------------------------------------------------------------------------------------
   Class B - 10/31/94(1)   10.640     0.310      (1.010)     (0.300)    (0.010)     9.630    (6.69)       1,135
----------------------------------------------------------------------------------------------------------------
Florida Intermediate(11)
   Class A - 12/31/97     $10.430     0.475       0.261      (0.524)    (0.022)   $10.620     7.25%      $3,163
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.560     0.420      (0.080)     (0.470)      none     10.430     3.34        3,159
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.640     0.440       1.010      (0.490)    (0.040)    10.560    15.14          859
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94(1)   10.000     0.180      (0.360)     (0.180)      none      9.640    (1.55)         592
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.420     0.391       0.272      (0.441)    (0.022)   $10.620     6.50%        $928
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.560     0.340      (0.090)     (0.390)      none     10.420     2.47        1,042
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.580     0.100       0.030      (0.110)    (0.040)    10.560     1.13           41
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.420     0.383       0.272      (0.433)    (0.022)   $10.620     6.43%         $55
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.550     0.330      (0.090)     (0.370)      none     10.420     2.37           54
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.080     0.250       0.550      (0.290)    (0.040)    10.550     7.95           54
================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Tax-Free Florida(11)
   Class A - 12/31/97       0.56%        5.53%        19%       1.11%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.33         5.66         70        1.25
-----------------------------------------------------------------------
   Class A - 12/31/95(1)    0.32(4)      5.26(4)      64        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.10%        4.99%        19%       1.65%
-----------------------------------------------------------------------
   Class B - 12/31/96       0.76         5.23         70        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    0.44(4)      4.88(4)      64        2.00(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.31%        4.78%        19%       1.86%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.15         4.83         70        2.00
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.11(4)      4.57(4)      64        2.00(4)
-----------------------------------------------------------------------
Florida Insured(7)(11)
   Class A - 12/31/97       0.79%        5.07%        15%       0.85%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.73         5.02         57        0.96
-----------------------------------------------------------------------
   Class A - 12/31/95       0.51         5.24        101        0.95
-----------------------------------------------------------------------
   Class A - 12/31/94       0.20(4)      6.24(4)       3        1.06(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.44         5.24         49        0.96
-----------------------------------------------------------------------
   Class A - 10/31/93       0.18         5.18         54        1.12
-----------------------------------------------------------------------
   Class A - 10/31/92(1)     ---         5.38(4)     208        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.46%        4.40%        15%       1.52%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.24         4.51         57        1.72
-----------------------------------------------------------------------
   Class B - 12/31/95       0.89         4.80        101        1.68
-----------------------------------------------------------------------
   Class B - 12/31/94       0.59(4)      5.68(4)       3        1.81(4)
-----------------------------------------------------------------------
   Class B - 10/31/94(1)    1.00(4)      4.63(4)      49        1.28(4)
-----------------------------------------------------------------------
Florida Intermediate(11)
   Class A - 12/31/97       0.61%        4.64%        20%       1.33%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.66         4.63         63        1.25
-----------------------------------------------------------------------
   Class A - 12/31/95       0.63         4.28         28        1.25
-----------------------------------------------------------------------
   Class A - 12/31/94(1)    none         4.19(4)     none       1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.39%        3.86%        20%       2.11%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.48         3.81         63        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.52(4)      3.32(4)      28        2.00(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.46%        3.79%        20%       2.18%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.55         3.74         63        2.00
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.62(4)      3.10(4)      28        2.00(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------
Tax-Free Idaho(11)
   Class A - 12/31/97     $10.910     0.551       0.552      (0.563)      none    $11.450    10.41%     $33,788
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      11.020     0.580      (0.120)     (0.570)      none     10.910     4.36       27,684
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95(1)   10.000     0.600       1.100      (0.600)    (0.080)    11.020    17.48       13,540
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.890     0.487      (0.560)     (0.497)      none    $11.440     9.87%      $6,827
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      11.010     0.520      (0.130)     (0.510)      none     10.890     3.75        4,945
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.500     0.420       0.590      (0.420)    (0.080)    11.010     9.86        1,977
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.900     0.459       0.549      (0.478)      none    $11.430     9.49%      $1,125
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      11.020     0.500      (0.130)     (0.490)      none     10.900     3.48          822
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.040     0.500       1.060      (0.500)    (0.080)    11.020    15.81          789
----------------------------------------------------------------------------------------------------------------
 Tax-Free Iowa(11)
   Class A - 12/31/97      $9.620     0.449       0.440      (0.449)      none    $10.060     9.49%     $38,343
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96       9.830     0.440      (0.210)     (0.440)      none      9.620     2.56       40,037
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       8.560     0.450       1.290      (0.470)      none      9.830    20.80       42,374
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.260     0.170      (0.720)     (0.150)      none      8.560    (5.86)      32,373
----------------------------------------------------------------------------------------------------------------
   Class A - 8/31/94(1)    10.000     0.490      (0.740)     (0.490)      none      9.260    (2.67)      38,669
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97      $9.610     0.366       0.457      (0.373)      none    $10.060     8.75%      $2,910
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96       9.830     0.380      (0.220)     (0.380)      none      9.610     1.76        1,645
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)    9.180     0.310       0.640      (0.300)      none      9.830    10.62          819
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97      $9.610     0.360       0.456      (0.366)      none    $10.060     8.68%        $871
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96       9.830     0.360      (0.220)     (0.360)      none      9.610     1.56          670
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)    8.550     0.370       1.280      (0.370)      none      9.830    19.66          462
----------------------------------------------------------------------------------------------------------------
 Tax-Free Kansas(11)
   Class A - 12/31/97     $10.560     0.526       0.506      (0.532)      none    $11.060    10.06%     $10,663
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.730     0.520      (0.170)     (0.520)      none     10.560     3.43       10,176
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.500     0.560       1.220      (0.550)      none     10.730    19.13       10,677
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.630     0.090      (0.130)     (0.090)      none      9.500    (0.38)       7,355
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      10.850     0.570      (1.210)     (0.570)    (0.010)     9.630    (6.10)       6,469
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93(1)   10.000     0.560       0.850      (0.560)      none     10.850    14.49        2,057
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.570     0.440       0.516      (0.446)      none    $11.080     9.28%      $3,452
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.740     0.450      (0.170)     (0.450)      none     10.570     2.69        2,402
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.190     0.340       0.540      (0.330)      none     10.740     8.76          677
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.550     0.439       0.504      (0.443)      none    $11.050     9.17%        $108
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.720     0.430      (0.170)     (0.430)      none     10.550     2.52           90
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.200     0.320       0.510      (0.310)      none     10.720     8.29           40
================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
     Funds                Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------

Tax-Free Idaho(11)
   Class A - 12/31/97       0.87%        4.98%        19%       1.02%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.60         5.29         35        1.10
-----------------------------------------------------------------------
   Class A - 12/31/95(1)    0.26(4)      5.24(4)      42        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.46%        4.39%        19%       1.61%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.11         4.78         35        1.85
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    0.79(4)      4.68(4)      42        1.90(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.62%        4.23%        19%       1.77%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.33         4.57         35        1.82
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.05(4)      4.48(4)      42        2.00(4)
-----------------------------------------------------------------------
 Tax-Free Iowa(11)
   Class A - 12/31/97       0.91%        4.62%        14%       0.97%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.92         4.68         14        1.06
-----------------------------------------------------------------------
   Class A - 12/31/95       0.72         4.88         21        1.06
-----------------------------------------------------------------------
   Class A - 12/31/94       0.11(4)      5.71(4)       7        1.25(4)
-----------------------------------------------------------------------
   Class A - 8/31/94(1)     0.12         4.89        119        1.25
-----------------------------------------------------------------------

   Class B - 12/31/97       1.67%        3.86%        14%       1.73%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.61         3.97         14        1.81
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.28(4)      4.06(4)      21        1.65(4)
-----------------------------------------------------------------------


   Class C - 12/31/97       1.74%        3.79%        14%       1.80%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.75         3.82         14        1.81
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.61(4)      3.74(4)      21        1.72(4)
-----------------------------------------------------------------------
 Tax-Free Kansas(11)
   Class A - 12/31/97       0.84%        4.92%        30%       1.03%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.83         4.97         56        1.21
-----------------------------------------------------------------------
   Class A - 12/31/95       0.37         5.32         19        1.11
-----------------------------------------------------------------------
   Class A - 12/31/94       0.01(4)      5.88(4)     none        1.25(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.06         5.30         38        1.25
-----------------------------------------------------------------------
   Class A - 10/31/93(1)    none         5.26(4)      28        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.61%        4.15%        30%       1.80%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.61         4.16         56        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    0.94(4)      4.63(4)      19        1.68(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.64%        4.12%        30%       1.83%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.77         4.02         56        2.00
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.27(4)      4.21(4)      19        1.79(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------

Tax-Free Minnesota(11)
   Class A - 12/31/97     $12.400     0.654       0.511      (0.655)      none    $12.910     9.68%    $417,365
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      12.630     0.630      (0.230)     (0.630)      none     12.400     3.33      428,380
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95      11.330     0.620       1.320      (0.640)      none     12.630    17.49      455,220
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94      12.850     0.630      (1.480)     (0.610)    (0.060)(8) 11.330    (6.73)     406,497
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/93      12.210     0.640       0.870      (0.640)    (0.230)    12.850    12.70      458,145
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/92      12.070     0.700       0.230      (0.700)    (0.090)    12.210     7.97      331,314
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/91      11.670     0.750       0.490      (0.750)    (0.090)    12.070    11.04      251,594
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/90      11.680     0.770       0.020      (0.770)    (0.030     11.670     7.03      197,629
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/89      11.480     0.800       0.220      (0.800)    (0.020)    11.680     9.11      172,476
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/88      11.160     0.800       0.320      (0.800)      none     11.480    10.31      150,031
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/87(1)   11.850     0.810      (0.660)     (0.810)    (0.030)    11.160     1.38      124,082
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $12.400     0.574       0.508      (0.572)      none    $12.910     8.95%      $8,215
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      12.620     0.560      (0.220)     (0.560)      none     12.400     2.83        6,233
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   11.900     0.450       0.710      (0.440)      none     12.620     9.95        2,701
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $12.410     0.564       0.508      (0.562)      none    $12.920     8.82%      $3,083
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      12.630     0.540      (0.220)     (0.540)      none     12.410     2.64        3,083
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95      11.330     0.530       1.320      (0.550)      none     12.630    16.62        2,319
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/94(1)   11.960     0.340      (0.610)     (0.320)    (0.040)    11.330    (2.30)       1,061
----------------------------------------------------------------------------------------------------------------
Minnesota Insured(11)
   Class A - 12/31/97     $10.600     0.533       0.341      (0.534)      none    $10.940     8.49%    $288,494
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.730     0.520      (0.130)     (0.520)      none     10.600     3.75      304,877
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.610     0.510       1.140      (0.530)      none     10.730    17.52      307,734
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94      11.020     0.540      (1.390)     (0.520)    (0.040)     9.610    (7.88)     284,132
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/93      10.270     0.540       0.840      (0.540)    (0.090)    11.020    13.80      311,187
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/92      10.070     0.590       0.250      (0.590)    (0.050)    10.270     8.57      162,728
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/91       9.650     0.600       0.480      (0.600)    (0.060)    10.070    11.59       68,250
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/90       9.640     0.610       0.020      (0.610)    (0.010)     9.650     6.63       29,394
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/89       9.480     0.630       0.200      (0.630)    (0.040)     9.640     8.96        8,217
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/88       9.190     0.670       0.290      (0.670)      none      9.480    10.70        4,707
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/87(1)    9.510     0.460      (0.320)     (0.460)      none      9.190     1.48        2,759
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.580     0.454       0.348      (0.452)      none    $10.930     7.77%      $8,926
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.720     0.450      (0.140)     (0.450)      none     10.580     3.03        6,817
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.140     0.380       0.580      (0.380)      none     10.720     9.59        4,655
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.600     0.454       0.338      (0.452)      none    $10.940     7.66%      $3,096
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.730     0.440      (0.130)     (0.440)      none     10.600     2.98        3,126
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95       9.610     0.430       1.140      (0.450)      none     10.730    16.63        3,166
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/94(1)   10.230     0.300      (0.620)     (0.280)    (0.020)     9.610    (3.14)       1,525
===============================================================================================================





                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Tax-Free Minnesota(11)
   Class A - 12/31/97       0.91%        5.22%        19%       0.95%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.92         5.13         28        0.92
-----------------------------------------------------------------------
   Class A - 12/31/95       0.93         5.11         51        0.93
-----------------------------------------------------------------------
   Class A - 12/31/94       0.90         5.29         24        0.90
-----------------------------------------------------------------------
   Class A - 12/31/93       1.02         5.02         32        1.02
-----------------------------------------------------------------------
   Class A - 12/31/92       0.96         5.73         24        1.04
-----------------------------------------------------------------------
   Class A - 12/31/91       0.83         6.44         27        0.98
-----------------------------------------------------------------------
   Class A - 12/31/90       0.82         6.68         21        1.02
-----------------------------------------------------------------------
   Class A - 12/31/89       0.77         6.85         23        0.77
-----------------------------------------------------------------------
   Class A - 12/31/88       0.77         7.01         10        0.77
-----------------------------------------------------------------------
   Class A - 12/31/87(1)    0.78         7.10         14        0.78
-----------------------------------------------------------------------

   Class B - 12/31/97       1.56%        4.57%        19%       1.60%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.50         4.53         28        1.67
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.38(4)      4.43(4)      51        1.63(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.65%        4.48%        19%       1.69%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.67         4.38         28        1.67
-----------------------------------------------------------------------
   Class C - 12/31/95       1.67         4.33         51        1.67
-----------------------------------------------------------------------
   Class C - 12/31/94(1)    1.72(4)      4.56(4)      24        1.72(4)
-----------------------------------------------------------------------
Minnesota Insured(11)
   Class A - 12/31/97       0.92%        5.01%        21%       0.94%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.92         4.93         14        0.92
-----------------------------------------------------------------------
   Class A - 12/31/95       0.87         4.92         54        0.92
-----------------------------------------------------------------------
   Class A - 12/31/94       0.61         5.29         25        0.94
-----------------------------------------------------------------------
   Class A - 12/31/93       0.70         4.93         18        1.02
-----------------------------------------------------------------------
   Class A - 12/31/92       0.37         5.66         14        1.06
-----------------------------------------------------------------------
   Class A - 12/31/91       0.78         6.13         44        1.16
-----------------------------------------------------------------------
   Class A - 12/31/90       0.74         6.30         15        1.25
-----------------------------------------------------------------------
   Class A - 12/31/89       0.78         6.55         28        1.00
-----------------------------------------------------------------------
   Class A - 12/31/88       0.86         7.08         68        1.00
-----------------------------------------------------------------------
   Class A - 12/31/87(1)    0.76(4)      7.93(4)      21        1.00(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.67%        4.26%        21%       1.69%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.56         4.29         14        1.68
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.34(4)      4.15(4)      54        1.64(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.67%        4.26%        21%       1.69%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.68         4.18         14        1.68
-----------------------------------------------------------------------
   Class C - 12/31/95       1.66         4.11         54        1.67
-----------------------------------------------------------------------
   Class C - 12/31/94(1)    1.36(4)      4.68(4)      25        1.68(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------

Minnesota Intermediate(11)
   Class A - 12/31/97     $10.990     0.535       0.180      (0.535)      none    $11.170     6.69%     $57,524
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      11.140     0.510      (0.150)     (0.510)      none     10.990     3.46       66,024
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95      10.500     0.510       0.640      (0.510)      none     11.140    11.00       72,405
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94      11.160     0.450      (0.660)     (0.450)      none     10.500    (1.91)      84,168
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/93      10.830     0.470       0.370      (0.470)    (0.040)    11.160     7.88       75,374
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/92      10.690     0.510       0.180      (0.510)    (0.040)    10.830     6.62       48,210
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/91      10.320     0.550       0.370      (0.550)      none     10.690     9.24       27,268
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/90      10.260     0.600       0.060      (0.600)      none     10.320     6.59       22,526
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/89      10.210     0.590       0.050      (0.590)      none     10.260     6.43       21,884
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/88      10.170     0.530       0.040      (0.530)      none     10.210     6.02       24,157
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/87(1)   10.430     0.550      (0.250)     (0.550)    (0.010)    10.170     2.97       29,063
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.990     0.437       0.190      (0.447)      none    $11.170     5.84%        $910
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      11.140     0.440      (0.150)     (0.440)      none     10.990     2.74          408
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.950     0.170       0.190      (0.170)      none     11.140     3.26           27
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.990     0.440       0.187      (0.447)      none     11.170     5.84%      $1,512
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      11.130     0.430      (0.140)     (0.430)      none     10.990     2.69        1,137
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95      10.500     0.420       0.630      (0.420)      none     11.130    10.18          694
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/94(1)   10.740     0.240      (0.240)     (0.240)      none     10.500    (0.03)         341
================================================================================================================






                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Minnesota Intermediate(11)
   Class A - 12/31/97       0.91%        4.86%        21%       0.95%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.89         4.69         28        0.89
-----------------------------------------------------------------------
   Class A - 12/31/95       0.91         4.61         40        0.91
-----------------------------------------------------------------------
   Class A - 12/31/94       0.92         4.18         42        0.92
-----------------------------------------------------------------------
   Class A - 12/31/93       0.99         4.18         19        0.99
-----------------------------------------------------------------------
   Class A - 12/31/92       1.09         4.71         26        1.09
-----------------------------------------------------------------------
   Class A - 12/31/91       1.23         5.35         43        1.23
-----------------------------------------------------------------------
   Class A - 12/31/90       1.18         5.81         51        1.18
-----------------------------------------------------------------------
   Class A - 12/31/89       0.84         5.74         68        0.84
-----------------------------------------------------------------------
   Class A - 12/31/88       0.84         5.15         16        0.84
-----------------------------------------------------------------------
   Class A - 12/31/87(1)    0.84         5.14         25        0.84
-----------------------------------------------------------------------

   Class B - 12/31/97       1.81%        3.96%        21%       1.85%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.56         3.99         28        1.62
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.30(4)      3.93(4)      40        1.55(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.77%        4.00%        21%       1.81%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.64         3.94         28        1.64
-----------------------------------------------------------------------
   Class C - 12/31/95       1.63         3.82         40        1.63
-----------------------------------------------------------------------
   Class C - 12/31/94(1)    1.71(4)      3.35(4)      42        1.71(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------

Missouri Insured(11)
   Class A - 12/31/97     $10.370     0.504       0.446      (0.510)      none    $10.810     9.43%     $48,565
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.540     0.520      (0.180)     (0.510)      none     10.370     3.41       49,301
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.270     0.520       1.290      (0.540)      none     10.540    19.96       50,211
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.370     0.100      (0.110)     (0.090)      none      9.270    (0.07)      37,790
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      10.820     0.550      (1.430)     (0.540)    (0.030)     9.370    (8.28)      37,384
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93(1)   10.000     0.550       0.890      (0.550)    (0.070)    10.820    14.74       30,270
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.370     0.425       0.451      (0.436)      none    $10.810     8.66%     $11,507
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.540     0.460      (0.180)     (0.450)      none     10.370     2.93       10,432
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95       9.270     0.480       1.280      (0.490)      none     10.540    19.18        6,195
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/94       9.370     0.080      (0.100)     (0.080)      none      9.270    (0.14)       2,742
----------------------------------------------------------------------------------------------------------------
   Class B - 10/31/94(1)   10.300     0.330      (0.940)     (0.320)      none      9.370    (6.16)       1,701
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.370     0.405       0.455      (0.420)      none    $10.810     8.49%        $225
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.540     0.430      (0.180)     (0.420)      none     10.370     2.48          152
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.360     0.060       0.170      (0.050)      none     10.540     2.24           20
----------------------------------------------------------------------------------------------------------------
Tax-Free New Mexico(11)
   Class A - 12/31/97     $10.790     0.547       0.503      (0.560)      none    $11.280    10.01%     $18,959
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.890     0.540      (0.110)     (0.530)      none     10.790     4.13       20,133
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.590     0.520       1.330      (0.550)      none     10.890    19.64       21,402
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.770     0.110      (0.200)     (0.090)      none      9.590    (0.90)      19,706
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      10.920     0.560      (1.160)     (0.550)      none      9.770    (5.56)      23,096
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93      10.000     0.570       0.980      (0.570)    (0.060)    10.920    15.77       17,302
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/92(1)   10.000      none        none        none       none     10.000     none          361
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.790     0.465       0.508      (0.473)        none  $11.290     9.24%       1,065
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.890     0.460      (0.110)     (0.450)        none   10.790     3.39          794
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95       9.590     0.460       1.320      (0.480)        none   10.890    18.84          605
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/94       9.770     0.090      (0.190)     (0.080)        none    9.590    (0.98)         272
----------------------------------------------------------------------------------------------------------------
   Class B - 10/31/94(1)   10.690     0.310      (0.930)     (0.300)        none    9.770    (5.84)         264
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.790     0.459       0.495      (0.464)        none   11.280     9.06%        $315
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96(1)   10.410     0.280       0.370      (0.270)        none   10.790     6.30          341
================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Missouri Insured(11)
   Class A - 12/31/97       0.91%        4.81%        12%       0.93%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.71         5.05         28        1.03
-----------------------------------------------------------------------
   Class A - 12/31/95       0.50         5.25         31        1.07
-----------------------------------------------------------------------
   Class A - 12/31/94       0.11(4)      6.00(4)       8        1.12(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.15         5.39         32        1.13
-----------------------------------------------------------------------
   Class A - 10/31/93(1)    none         4.82(4)      76        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.61%        4.11%        12%       1.63%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.29         4.46         28        1.78
-----------------------------------------------------------------------
   Class B - 12/31/95       0.97         4.70         31        1.81
-----------------------------------------------------------------------
   Class B - 12/31/94       0.60(4)      5.32(4)       8        1.84(4)
-----------------------------------------------------------------------
   Class B - 10/31/94(1)    0.49(4)      4.89(4)      32        1.83(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.74%        3.98%        12%       1.76%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.62         4.10         28        1.78
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.22(4)      4.09(4)      31        1.55(4)
-----------------------------------------------------------------------
Tax-Free New Mexico(11)
   Class A - 12/31/97       0.99%        5.00%        28%       1.04%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.88         5.06         42        1.07
-----------------------------------------------------------------------
   Class A - 12/31/95       0.87         5.07         55        1.09
-----------------------------------------------------------------------
   Class A - 12/31/94       0.06(4)      6.38(4)       2        1.25(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.29         5.26         22        1.16
-----------------------------------------------------------------------
   Class A - 10/31/93       none         5.10         30        1.25
-----------------------------------------------------------------------
   Class A - 10/31/92(1)    none         none        none       none
-----------------------------------------------------------------------

   Class B - 12/31/97       1.76%        4.23%        28%       1.82%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.61         4.31         42        1.82
-----------------------------------------------------------------------
   Class B - 12/31/95       1.53         4.33         55        1.83
-----------------------------------------------------------------------
   Class B - 12/31/94       0.75(4)      5.60(4)       2        2.00(4)
-----------------------------------------------------------------------
   Class B - 10/31/94(1)    0.98(4)      4.57(4)      22        1.86(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.84%        4.15%        28%       1.89%
-----------------------------------------------------------------------
   Class C - 12/31/96(1)    1.74(4)      4.21(4)      42        1.83(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------

Tax-Free New York(11)
   Class A - 12/31/97     $10.690     0.603       0.128      (0.606)    (0.175)   $10.640     7.09%      $9,563
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96(10)  10.720     0.120       0.010      (0.120)    (0.040)    10.690     1.21       10,044
----------------------------------------------------------------------------------------------------------------
   Class A - 9/30/96       10.870     0.550      (0.130)     (0.550)    (0.020)    10.720     3.94       10,548
----------------------------------------------------------------------------------------------------------------
   Class A - 9/30/95       10.740     0.570       0.170      (0.590)    (0.020)    10.870     7.31       11,931
----------------------------------------------------------------------------------------------------------------
   Class A - 9/30/94       10.810     0.150      (0.060)     (0.160)      none     10.740     0.79       12,797
----------------------------------------------------------------------------------------------------------------
   Class A - 6/30/94       11.510     0.620      (0.540)     (0.620)    (0.160)    10.810     0.63       12,851
----------------------------------------------------------------------------------------------------------------
   Class A - 6/30/93       11.030     0.650       0.650      (0.660)(9) (0.160)    11.510    12.19       13,915
----------------------------------------------------------------------------------------------------------------
   Class A - 6/30/92       10.570     0.660       0.620      (0.660)    (0.160)    11.030    12.53       14,943
----------------------------------------------------------------------------------------------------------------
   Class A - 6/30/91       10.270     0.480       0.300      (0.480)      none     10.570     5.49       15,592
----------------------------------------------------------------------------------------------------------------
   Class A - 9/30/90       10.500     0.670      (0.220)     (0.670)    (0.010)    10.270     4.44       27,065
----------------------------------------------------------------------------------------------------------------
   Class A - 9/30/89       10.300     0.720       0.200      (0.720)      none     10.500     9.21       23,069
----------------------------------------------------------------------------------------------------------------
   Class A - 9/30/88(1)    10.000     0.640       0.300      (0.640)      none     10.300    10.09        9,260
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.650     0.524       0.136      (0.525)    (0.175)   $10.610     6.39%        $167
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96(10)  10.690     0.100        none      (0.100)    (0.040)    10.650     0.95          254
----------------------------------------------------------------------------------------------------------------
   Class B - 9/30/96       10.840     0.470      (0.130)     (0.470)    (0.020)    10.690     3.14          448
----------------------------------------------------------------------------------------------------------------
   Class B - 9/30/95(1)    10.340     0.430       0.540      (0.450)    (0.020)    10.840     9.46          266
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.660     0.522       0.128      (0.525)    (0.175)   $10.610     6.29%         $56
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96(10)  10.700     0.100        none      (0.100)    (0.040)    10.660     0.95           53
----------------------------------------------------------------------------------------------------------------
   Class C - 9/30/96       10.850     0.470      (0.130)     (0.470)    (0.020)    10.700     3.14           52
----------------------------------------------------------------------------------------------------------------
   Class C - 9/30/95(1)    10.790     0.210       0.060      (0.210)      none     10.850     2.54           51
----------------------------------------------------------------------------------------------------------------
Tax-Free North Dakota(11)
   Class A - 12/31/97     $10.880     0.546       0.451      (0.557)      none    $11.320     9.43%     $30,965
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      11.000     0.540      (0.130)     (0.530)      none     10.880     3.89       33,713
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.850     0.540       1.180      (0.570)      none     11.000    17.81       36,096
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94      11.070     0.560      (1.150)     (0.530)    (0.100)(12) 9.850    (5.47)      33,829
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/93      10.590     0.580       0.580      (0.580)    (0.100)    11.070    11.20       34,880
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/92      10.340     0.620       0.340      (0.620)    (0.090)    10.590     9.70       15,846
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/91(1)   10.000     0.490       0.410      (0.490)    (0.070)    10.340     9.23        4,914
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.880     0.484       0.451      (0.495)      none    $11.320     8.82%        $889
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      11.000     0.490      (0.130)     (0.480)      none     10.880     3.39          700
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95       9.850     0.480       1.180      (0.510)      none     11.000    17.24          375
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/94(1)   10.310     0.300      (0.390)     (0.270)    (0.100)(12) 9.850    (0.77)         144
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.870     0.441       0.468      (0.459)      none    $11.320     8.57%         $41
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      11.000     0.440      (0.140)     (0.430)      none     10.870     2.81           40
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)   10.510     0.170       0.500      (0.180)      none     11.000     6.47           20
================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Tax-Free New York(11)
   Class A - 12/31/97       1.00%        5.66%        30%       1.39%
-----------------------------------------------------------------------
   Class A - 12/31/96(10)   0.97(4)      5.31(4)       5        1.12(4)
-----------------------------------------------------------------------
   Class A - 9/30/96        1.34         5.14         12        1.55
-----------------------------------------------------------------------
   Class A - 9/30/95        1.31         5.66         10        1.82
-----------------------------------------------------------------------
   Class A - 9/30/94        1.09(4)      5.74(4)     none       1.09(4)
-----------------------------------------------------------------------
   Class A - 6/30/94        0.99         5.55          4        1.09
-----------------------------------------------------------------------
   Class A - 6/30/93        0.99         5.74         17        1.05
-----------------------------------------------------------------------
   Class A - 6/30/92        1.00         6.15         19        1.26
-----------------------------------------------------------------------
   Class A - 6/30/91        1.23(4)      6.08(4)      18        1.48(4)
-----------------------------------------------------------------------
   Class A - 9/30/90        1.09         6.35         31        1.49
-----------------------------------------------------------------------
   Class A - 9/30/89        0.60         6.75         11        1.70
-----------------------------------------------------------------------
   Class A - 9/30/88(1)     0.45(4)      6.87(4)      18        2.04(4)
-----------------------------------------------------------------------
   Class B - 12/31/97       1.75%        4.91%        30%       2.14%
-----------------------------------------------------------------------
   Class B - 12/31/96(10)   1.87(4)      4.43(4)       5        2.00(4)
-----------------------------------------------------------------------
   Class B - 9/30/96        2.09         4.39         12        2.30
-----------------------------------------------------------------------
   Class B - 9/30/95(1)     2.09(4)      4.68(4)      10        2.60(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.75%        4.91%        30%       2.14%
-----------------------------------------------------------------------
   Class C - 12/31/96(10)   1.84(4)      4.45(4)       5        2.00(4)
-----------------------------------------------------------------------
   Class C - 9/30/96        2.09         4.39         12        2.30
-----------------------------------------------------------------------
   Class C - 9/30/95(1)     2.09(4)      4.44(4)      10        2.60(4)
-----------------------------------------------------------------------
Tax-Free North Dakota(11)
   Class A - 12/31/97       1.00%        4.97%        41%       1.04%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.88         5.01         58        1.08
-----------------------------------------------------------------------
   Class A - 12/31/95       0.81         5.07         45        1.05
-----------------------------------------------------------------------
   Class A - 12/31/94       0.46         5.36         33        1.14
-----------------------------------------------------------------------
   Class A - 12/31/93       0.59         5.11         27        1.25
-----------------------------------------------------------------------
   Class A - 12/31/92       0.40         5.78         26        1.25
-----------------------------------------------------------------------
   Class A - 12/31/91(1)    0.16(4)      6.43(4)     126        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.55%        4.42%        41%       1.59%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.36         4.52         58        1.83
-----------------------------------------------------------------------
   Class B - 12/31/95       1.29         4.56         45        1.79
-----------------------------------------------------------------------
   Class B - 12/31/94(1)    0.99(4)      4.97(4)      33        1.89(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.87%        4.10%        41%       1.91%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.75         4.06         58        1.75
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.73(4)      4.00(4)      45        1.73(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------

Oregon Insured(11)
   Class A - 12/31/97      $9.870     0.481       0.444      (0.485)      none    $10.310     9.66%     $22,071
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.050     0.480      (0.180)     (0.480)      none      9.870     3.15       20,913
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       8.920     0.490       1.140      (0.500)      none     10.050    18.71       21,590
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.000     0.090      (0.090)     (0.080)      none      8.920     0.06       14,650
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      10.240     0.500      (1.240)     (0.500)      none      9.000    (7.35)      14,086
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93(1)   10.000     0.130       0.240      (0.130)      none     10.240    30.64        4,609
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97      $9.870     0.422       0.434      (0.416)      none    $10.310     8.90%      $6,461
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.050     0.430      (0.180)     (0.430)      none      9.870     2.61        4,758
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95       8.920     0.440       1.140      (0.450)      none     10.050    18.10        2,786
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/94       9.000     0.080      (0.090)     (0.070)      none      8.920     0.03        1,303
----------------------------------------------------------------------------------------------------------------
   Class B - 10/31/94(1)    9.850     0.270      (0.850)     (0.270)      none      9.000    (5.95)       1,146
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97      $9.880     0.411       0.431      (0.402)      none    $10.320     8.75%        $532
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.050     0.400      (0.170)     (0.400)      none      9.880     2.38          360
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)    9.630     0.190       0.410      (0.180)      none     10.050     6.35          250
----------------------------------------------------------------------------------------------------------------
Tax-Free Utah(11)
   Class A - 12/31/97     $10.840     0.565       0.495      (0.570)      none    $11.330    10.08%      $3,223
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      11.040     0.550      (0.200)     (0.550)      none     10.840     3.35        3,861
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.800     0.590       1.240      (0.590)      none     11.040    19.06        4,142
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.940     0.100      (0.150)     (0.090)      none      9.800    (0.41)       3,728
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      11.070     0.600      (1.070)     (0.600)    (0.060)     9.940    (4.50)       4,054
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93      10.000     0.650       1.070      (0.650)      none     11.070    17.54        3,913
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/92(1)   10.000      none        none        none       none     10.000     none           19
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.830     0.464       0.515      (0.479)      none    $11.330     9.28%        $558
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      11.040     0.470      (0.210)     (0.470)      none     10.830     2.47          397
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.630     0.300       0.390      (0.280)      none     11.040     6.60          363
----------------------------------------------------------------------------------------------------------------
Washington Insured(11)
   Class A - 12/31/97     $10.300     0.541       0.481      (0.552)      none    $10.770    10.23%      $2,372
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96      10.440     0.540      (0.140)     (0.540)      none     10.300     3.98        2,382
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       9.210     0.590       1.210      (0.570)      none     10.440    19.94        2,099
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.370     0.090      (0.160)     (0.090)      none      9.210    (0.69)       2,049
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/94      10.670     0.550      (1.260)     (0.570)    (0.020)     9.370    (6.85)       2,118
----------------------------------------------------------------------------------------------------------------
   Class A - 10/31/93(1)   10.000     0.150       0.670      (0.150)      none     10.670     8.05        2,108
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97     $10.310     0.471       0.470      (0.471)      none    $10.780     9.38%        $963
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96      10.440     0.470      (0.140)     (0.460)      none     10.310     3.32          516
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)   10.180     0.090       0.250      (0.080)      none     10.440     3.30           15
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97     $10.300     0.465       0.469      (0.464)      none    $10.770     9.31%         $69
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96      10.430     0.450      (0.140)     (0.440)      none     10.300     3.12           19
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)    9.940     0.310       0.480      (0.300)      none     10.430     8.13           19
================================================================================================================




                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Oregon Insured(11)
   Class A - 12/31/97       0.71%        4.83%         5%       0.94%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.71         4.92         40        1.07
-----------------------------------------------------------------------
   Class A - 12/31/95       0.54         5.12         41        1.11
-----------------------------------------------------------------------
   Class A - 12/31/94       0.05(4)      5.79(4)       5        1.25(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.03         5.17         49        1.25
-----------------------------------------------------------------------
   Class A - 10/31/93(1)    none         4.61(4)      11        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.39%        4.15%         5%       1.62%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.25         4.37         40        1.83
-----------------------------------------------------------------------
   Class B - 12/31/95       1.04         4.57         41        1.86
-----------------------------------------------------------------------
   Class B - 12/31/94       0.60(4)      5.19(4)       5        2.00(4)
-----------------------------------------------------------------------
   Class B - 10/31/94(1)    0.75(4)      4.43(4)      49        2.00(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.51%        4.03%         5%       1.74%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.55         4.03         40        1.82
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.39(4)      4.00(4)      41        1.74(4)
-----------------------------------------------------------------------
Tax-Free Utah(11)
   Class A - 12/31/97       0.69%        5.10%        39%       3.12%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.68         5.14         39        1.25
-----------------------------------------------------------------------
   Class A - 12/31/95       0.38         5.51         35        1.25
-----------------------------------------------------------------------
   Class A - 12/31/94       0.11(4)      6.38(4)     none       1.14(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.10         5.64          2        1.25
-----------------------------------------------------------------------
   Class A - 10/31/93       none         5.65         44        1.25
-----------------------------------------------------------------------
   Class A - 10/31/92(1)    none         none       none        none
-----------------------------------------------------------------------

   Class B - 12/31/97       1.50%        4.29%        39%       3.93%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.46         4.34         39        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    0.92(4)      4.74(4)      35        2.00(4)
-----------------------------------------------------------------------
Washington Insured(11)
   Class A - 12/31/97       0.49%        5.20%        20%       1.38%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.44         5.29         33        1.25
-----------------------------------------------------------------------
   Class A - 12/31/95       0.28         5.57         51        1.25
-----------------------------------------------------------------------
   Class A - 12/31/94       0.10(4)      6.18(4)     ---        1.25(4)
-----------------------------------------------------------------------
   Class A - 10/31/94       0.14         5.44        ---        1.25
-----------------------------------------------------------------------
   Class A - 10/31/93(1)    none         5.50(4)      45        1.25(4)
-----------------------------------------------------------------------

   Class B - 12/31/97       1.24%        4.45%        20%       2.13%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.21         4.47         33        2.00
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.04(4)      4.44(4)      51        2.00(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.29%        4.40%        20%       2.18%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.37         4.36         33        2.00
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.30(4)      4.45(4)      51        2.00(4)
=======================================================================

See Notes to Financial Highlights

------------------------------------------------------------------------



                                    Income from
                                    Investment
                                    Operations             Less Distributions
                                    -----------            ------------------
                                                    Net
                                                 Realized
                            Net                     and                 Distri-    Net                   Net
                           Asset       Net      Unrealized  Dividends   butions   Asset                 Assets
                           Value      Invest-      Gain      from Net     from    Value                 End of
Delaware-Voyageur        Beginning     ment     (Loss) on   Investment  Capital   End of     Total      Period
       Funds             of Period    Income    Securities    Income     Gains    Period    Return(3)   (000s)
---------------------------------------------------------------------------------------------------------------

Tax-Free Wisconsin(11)
   Class A - 12/31/97      $9.640     0.466       0.383      (0.479)      none    $10.010     9.07%     $30,879
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/96       9.780     0.460      (0.140)     (0.460)      none      9.640     3.49       28,292
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/95       8.740     0.480       1.040      (0.480)      none      9.780    17.74       26,449
----------------------------------------------------------------------------------------------------------------
   Class A - 12/31/94       9.280     0.160      (0.550)     (0.150)      none      8.740    (4.12)      20,167
----------------------------------------------------------------------------------------------------------------
   Class A - 8/31/94(1)    10.000     0.490      (0.720)     (0.490)      none      9.280    (2.40)      16,093
----------------------------------------------------------------------------------------------------------------

   Class B - 12/31/97      $9.630     0.395       0.382      (0.407)      none    $10.000     8.27%      $1,931
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/96       9.770     0.410      (0.140)     (0.410)      none      9.630     2.84        1,339
----------------------------------------------------------------------------------------------------------------
   Class B - 12/31/95(1)    9.390     0.280       0.370      (0.270)      none      9.770     7.08          725
----------------------------------------------------------------------------------------------------------------

   Class C - 12/31/97      $9.660     0.380       0.390      (0.400)      none    $10.030     8.16%        $689
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/96       9.790     0.390      (0.130)     (0.390)      none      9.660     2.74          555
----------------------------------------------------------------------------------------------------------------
   Class C - 12/31/95(1)    9.340     0.300       0.440      (0.290)      none      9.790     8.06           73
===============================================================================================================





                                     Ratios/Supplemental Data
                          ---------------------------------------------
                                                              Ratio of
                          Ratio of       Ratio                Expenses
                          Expenses      of Net               to Average
                             to        Investment               Daily
                           Average     Income to             Net Assets
                            Daily       Average    Portfolio  Prior to
Delaware-Voyageur            Net         Daily     Turnover    Expense
       Funds              Assets(2)    Net Assets    Rate    Limitation
-----------------------------------------------------------------------
Tax-Free Wisconsin(11)
   Class A - 12/31/97       0.99%        4.76%        30%       1.07%
-----------------------------------------------------------------------
   Class A - 12/31/96       0.98         4.90         38        1.09
-----------------------------------------------------------------------
   Class A - 12/31/95       0.88         5.05         12        1.09
-----------------------------------------------------------------------
   Class A - 12/31/94       0.08(4)      5.54(4)      20        1.25(4)
-----------------------------------------------------------------------
   Class A - 8/31/94(1)     0.04         4.89         86        1.25
-----------------------------------------------------------------------

   Class B - 12/31/97       1.72%        4.03%        30%       1.80%
-----------------------------------------------------------------------
   Class B - 12/31/96       1.66         4.37         38        1.85
-----------------------------------------------------------------------
   Class B - 12/31/95(1)    1.45(4)      4.31(4)      12        1.70(4)
-----------------------------------------------------------------------

   Class C - 12/31/97       1.81%        3.94%        30%       1.89%
-----------------------------------------------------------------------
   Class C - 12/31/96       1.75         4.12         38        1.83
-----------------------------------------------------------------------
   Class C - 12/31/95(1)    1.77(4)      4.04(4)      12        1.77(4)
=======================================================================

NOTES TO FINANCIAL HIGHLIGHTS


(1) Except for Tax-Free Minnesota Fund and Tax-Free Minnesota Intermediate Fund, the information is for the period from each Fund's commencement of operations to the Fund's year end. The classes of each Fund commenced operations on the following dates:

Tax-Free Arizona Fund
Class A       March 2, 1995
Class B       June 29, 1995
Class C       May 13, 1995

Tax-Free Arizona Insured Fund
Class A       April 1, 1991
Class B       March 10, 1995
Class C       May 26, 1994

Tax-Free California Fund
Class A       March 3, 1995
Class B       August 23, 1995
Class C       April 9, 1996

Tax-Free California Insured Fund
Class A       October 15, 1992
Class B       March 1, 1994
Class C       April 12, 1995

Tax-Free Colorado Fund
Class A       April 23, 1987
Class B       March 22, 1995
Class C       May 6, 1994

Tax-Free Florida Fund
Class A       March 2, 1995
Class B       September 15, 1995
Class C       April 22, 1995

Tax-Free Florida Insured Fund
Class A       January 1, 1992
Class B       March 11, 1994

Tax-Free Florida Intermediate Fund
Class A       May 1, 1994
Class B       September 15, 1995
Class C       March 23, 1995

Tax-Free Idaho Fund
Class A       January 4, 1995
Class B       March 16, 1995
Class C       January 11, 1995

Tax-Free Iowa Fund
Class A       September 1, 1993
Class B       March 24, 1995
Class C       January 4, 1995

Tax-Free Kansas Fund
Class A       November 30, 1992
Class B       April 8, 1995
Class C       April 12, 1995

Tax-Free Minnesota Fund
Class A       February 27, 1984
Class B       March 11, 1995
Class C       May 4, 1994

Minnesota Insured Fund
Class A       May 1, 1987
Class B       March 7, 1995
Class C       May 4, 1994

Tax-Free Minnesota Intermediate Fund
Class A       October 27, 1985
Class B       August 15, 1995
Class C       April 30, 1994

Tax-Free Missouri Insured Fund
Class A       November 2, 1992
Class B       March 12, 1994
Class C       November 11, 1995

Tax-Free New Mexico Fund
Class A       October 5, 1992
Class B       March 3, 1994
Class C       May 7, 1996

Tax-Free New York Fund
Class A       November 6, 1987
Class B       November 14, 1994
Class C       April 26, 1995

Tax-Free North Dakota Fund
Class A       April 1, 1991
Class B       May 10, 1994
Class C       July 29, 1995

Tax-Free Oregon Insured Fund
Class A       August 1, 1993
Class B       March 12, 1994
Class C       July 7, 1995

Tax-Free Utah Fund
Class A       October 5, 1992
Class B       May 27, 1995

Tax-Free Washington Insured Fund
Class A       August 1, 1993
Class B       October 24, 1995
Class C       April 21, 1995

Tax-Free Wisconsin Fund
Class A       September 1, 1993
Class B       April 22, 1995
Class C       March 28, 1995

(2) For the years ended December 31, 1995 and December 31, 1996, the expense ratio reflects the effect of gross expense attributable to earnings credits on uninvested cash balances received by the Fund.


(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) Annualized.

(5) The Fund's adviser at the time also paid $25,631 for Tax-Free Arizona Insured Fund for the period ended December 31, 1991.

(6) Includes (.06) and (.04) in excess of net realized gains for Class A Shares and Class C Shares, respectively.

(7) For the period September 29, 1997, through December 18, 1997, Florida Insured Fund Class C sold shares which were subsequently redeemed by shareholders. At December 31, 1997, there were no shares outstanding. This share data is excluded from the Financial Highlights because the data is believed to be immaterial.

(8) Includes (.01) in excess of net realized gains .


(9) Includes (.01) in excess distributions of net investment income.

(10) Effective November 16, 1996, the Fund's shareholders approved a change of investment adviser from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(11) Effective May 1, 1997, shareholders approved the Manager as investment manager of Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds and Tax-Free New York Fund, and shareholders approved Voyageur Fund Managers, Inc. as investment manager for the other Funds. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for these other Funds.

(12) Includes (.02) and (.02) in excess of net realized gains for Class A Shares and Class B Shares, respectively.

INVESTMENT OBJECTIVES AND POLICIES


         The investment objective of each Tax-Free Intermediate Fund is to provide investors with preservation of capital and, as a secondary objective, current income exempt from federal income tax and the personal income tax, if any, of the Fund's particular state, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of each Tax-Free Fund and Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax, if any, of a Fund's particular state, as is consistent with preservation of capital. The weighted average maturity of the investment portfolio of each Tax-Free Fund and Insured Fund is expected to be approximately 15 to 25 years. Each of Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund and Tax-Free Florida Insured Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.


SUITABILITY

         The Funds may be suitable for the longer-term investor who is a resident subject to income tax of a Fund's respective state. The investor should be willing to accept the risks of investment in municipal bonds in general and the respective state bonds in particular. The net asset value of each Fund's shares can generally be expected to fluctuate inversely to changes in interest rates.

         The risks associated with an investment in each Fund are discussed below and under Special Risk Considerations, below, and Other Investment Policies and Risk Considerations. The risks inherent in an investment in a fund that invests in obligations of a specific state, such as the Funds, are described below under Special Risk Considerations.

                                      * * *

         Ownership of shares of each Fund can reduce the bookkeeping and administrative inconvenience that is typically connected with direct purchases of the type of securities in which the Funds invest.

         An investor should not consider a purchase of shares of any of the Funds as equivalent to a complete investment program. Delaware Investments includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
         The Funds which are diversified, as such term is defined in the 1940 Act, are designated as such by a footnote on the cover page of this Prospectus. All other Funds are non-diversified. Each non-diversified Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers than each diversified Fund. This higher percentage of investment may result in such Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objectives and policies of each Fund are described below. Except where noted, an investment objective or policy description applies to all Funds.


         Each Fund anticipates that, in normal market conditions, it will invest substantially all of its assets in Tax Exempt Obligations (as defined below), the interest on which is exempt from federal income tax and from the personal income tax, if any, of its respective state (and with respect to Tax-Free New York Fund, New York City personal income tax). As a fundamental policy, Tax-Free New York Fund will invest at least 80% of the value of its net assets in such obligations under normal market conditions (not including obligations subject to the alternative minimum tax). Up to 20% of the securities owned by each such Fund may generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"), except that Minnesota Insured Fund may invest without limitation in such securities and Tax-Free Minnesota Fund may not invest in such AMT securities. Tax-Free New York Fund may also invest in such securities which generate an item of tax preference for purposes of New York City alternative minimum tax.


         During times of adverse market conditions when a defensive investment posture is warranted, each Fund may temporarily select investments without regard to the foregoing policy. There are risks in any investment program, and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments. Each Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of its respective shareholders as provided in the 1940 Act.

Tax-Free Funds  and Tax-Free Intermediate Funds
         Each Tax-Free Fund and each Tax-Free Intermediate Fund may invest without limitation in securities rated "investment grade," i.e., within the four highest investment grades, at the time of investment by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch") or, if unrated, judged by the Manager to be of comparable quality. Bonds included in the lowest investment grade rating category involve certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Up to 20% of the Tax Exempt Obligations purchased by the Funds may be rated lower than investment grade; however, all bonds must be rated "B" or better by Moody's , S&P or Fitch (or, if unrated, judged by the Manager to be of comparable quality). Such bonds are often referred to as "junk" bonds or "high yield" bonds. Bonds rated below "BBB" have a greater vulnerability to default than higher grade bonds. See Special Risk Considerations, for a discussion of the risks of investing in lower grade Tax Exempt Obligations. A description of the ratings assigned by Moody's , S&P and Fitch is set forth in Appendix A.

Insured Funds
         The Tax Exempt Obligations in each Insured Fund's portfolio will consist of (a) obligations that at all times are fully insured as to scheduled payments of principal and interest ("insured securities") and (b) "escrow secured" or "defeased" bonds. Insured securities may consist of bonds covered by Primary Insurance, Market Insurance or Portfolio Insurance (as defined below). All insurers must have a AAA-rated claims paying ability (as assigned by any or all of Moody's, S&P and Fitch) at the time of investment. Securities that are covered by either Primary or Secondary Market Insurance will carry a AAA rating at the time of investment by a Fund. However, securities that are not covered by either Primary or Secondary Market Insurance at the time of investment (or that are not "escrow secured" or "defeased") must be covered by Portfolio Insurance immediately after their acquisition. The Funds' Manager anticipates that such securities, at the time of investment, generally will be rated investment grade. However, all securities in each Insured Fund's portfolio, after application of insurance, will be rated Aaa by Moody's and/or AAA by S&P or Fitch at the time of investment. Pending the investment or reinvestment of its assets in longer-term Tax Exempt Obligations, each Insured Fund may invest up to 35% of its net assets in short-term tax exempt instruments, without obtaining insurance, provided such instruments carry an A-l+, SP-l+ or F-1+ short-term rating or AAA or Aaa long-term rating by S&P, Fitch or Moody's and may invest up to 10% of its net assets in securities of tax exempt money market mutual funds. The "insured securities" in each Insured Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of such insurance is to minimize credit risks to such Funds and their shareholders associated with defaults in Tax Exempt Obligations owned by such Funds. Such insurance does not insure against market risk and therefore does not guarantee the market value of the securities in an Insured Fund's investment portfolio or the value of any Insured Funds' shares.


         Certain insurance companies will issue policies guaranteeing the timely payment of principal of, and interest on, particular Tax Exempt Obligations or on a portfolio of Tax Exempt Obligations. Insurance may be purchased by the issuer of a Tax Exempt Obligation or by a third party at the time of issuance of the Tax Exempt Obligation ("Primary Insurance") or by the Fund or a third party subsequent to the original issuance of a Tax Exempt Obligation ("Secondary Market Insurance"). In each case, a single premium is paid to the insurer by the party purchasing the insurance when the insurance is obtained. Primary Insurance and Secondary Market Insurance policies are non-cancelable and remain in effect for so long as the insured Tax Exempt Obligation is outstanding and the insurer is in business.

         Insured Funds may also purchase insurance covering certain Tax Exempt Obligations which Insured Funds intend to purchase for their portfolios or which Insured Funds already own ("Portfolio Insurance"). Portfolio Insurance policies guarantee the timely payment of principal of, and interest on, covered Tax Exempt Obligations only while they are owned by the Insured Funds. Such policies are non-cancelable and remain in effect until the Fund terminates, provided the Fund pays the applicable insurance premiums and the insurer remains in business. Tax Exempt Obligations in the Insured Funds' portfolios covered by a Portfolio Insurance policy will not be covered by such policy after they are sold by a Fund unless such Fund elects to obtain some form of Secondary Market Insurance for them at the time of sale. Insured Funds would obtain such Secondary Market Insurance only if, in the Manager's view, it would be economically advantageous for the Funds to do so. Further information about insurance (including its limitations) is set forth in Part B.


All Funds

         The foregoing policies as to credit quality of portfolio investments will apply only at the time of the purchase of a security, and the Funds are not required to dispose of securities in the event that Moody's , S&P - or Fitch downgrades its assessment of the credit characteristics of a particular issuer or, in the case of unrated securities, in the event the Manager reassesses its view with respect to the credit quality of the issuer thereof. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that the Manager has determined to have a quality lower than such minimum rating. With respect to Insured Funds, up to 35% of each such Fund's total assets may consist of securities that have been downgraded to AA or Aa subsequent to initial investment in such securities by an Insured Fund.

         Each Fund may invest without limitation in short term Tax Exempt Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's , S&P or Fitch; commercial paper rated in the highest grade by either of such rating services (Prime-1 , A-1 or F-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. Each Fund also may hold its assets in cash and in securities of tax exempt money market mutual funds.

Tax Exempt Obligations

         As used in this Prospectus, the term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax and from the personal income tax, if any, of the state specified in a Fund's name. The term "Tax Exempt Obligations" also includes Derivative Tax Exempt Obligations as defined below. In certain instances the interest on Tax Exempt Obligations may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. See Taxes.


         Tax Exempt Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Tax Exempt Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Tax Exempt Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         Within these principal classifications of Tax Exempt Obligations, there is a variety of types of municipal securities. Certain Tax Exempt Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Tax Exempt Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.


         Tax Exempt Obligations also include state or municipal leases and participation interests therein. The Funds may invest in these types of obligations without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the SEC. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by such Fund's Board of Directors or Trustees. Under these guidelines, the Manager will consider factors including, but not limited to (a) whether the lease can be canceled, (b) what assurance there is that the assets represented by the lease can be sold, (c) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (e) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See Concentration Policy under Investment Policies and Restrictions--Tax Exempt Obligations in Part B.

         Each Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Tax Exempt Obligations. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer.


         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state (and with respect to Tax-Free New York Fund, potentially New York City) income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to such Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax exempt character and become taxable, for federal and state purposes, in the hands of such Fund and its shareholders. However, each Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which that Fund purchases the receipts might have to be accrued as taxable income during the period that such Fund holds the receipts.

         The principal and interest payments on the Tax Exempt Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Tax Exempt Obligations. The Funds may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Tax Exempt Obligations or an index of short-term Tax Exempt Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Tax Exempt Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Tax Exempt Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

         Investments in Derivative Tax Exempt Obligations, when combined with investments in below investment grade rated securities, will not exceed 20% of each Fund's total assets.


Concentration Policy
         As a fundamental policy, no Fund will invest 25% or more of its total assets in the securities of any industry, although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. Each Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Funds from time to time will invest 25% or more of their total assets in a particular segment of the municipal bond market such as in housing, health care, and/or utility obligations. In addition, Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free

California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund may invest in transportation, education and/or industrial obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see Concentration Policy under Investment Policies and Restrictions -- Tax Exempt Obligations in Part B.


         Each Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.

SPECIAL RISK CONSIDERATIONS

General

         The yields on Tax Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Tax Exempt Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Tax Exempt Obligations of longer maturity produce higher current yields than Tax Exempt Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated Tax Exempt Obligations generally produce a higher yield than higher-rated Tax Exempt Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Tax Exempt Obligations held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, such Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         In normal circumstances, each Fund (except for Insured Funds) may invest up to 20% of its total assets in Tax Exempt Obligations rated below investment grade (but not rated lower than B by S&P , Moody's or Fitch) or in unrated Tax Exempt Obligations considered by the Funds' Manager to be of comparable quality to such securities. Investment in such lower grade Tax Exempt Obligations involves special risks as compared with investment in higher grade Tax Exempt Obligations. The market for lower grade Tax Exempt Obligations is considered to be less liquid than the market for investment grade Tax Exempt Obligations, which may adversely affect the ability of a Fund to dispose of such securities in a timely manner at a price which reflects the value of such securities in the Manager's judgment. The market price for less liquid securities tends to be more volatile than the market price for more liquid securities. The lower liquidity of and the absence of readily available market quotations for lower grade Tax Exempt Obligations may make the Manager's valuation of such securities more difficult, and the Manager's judgment may play a greater role in the valuation of a Fund's lower grade Tax Exempt Obligations. Periods of economic uncertainty and changes may have a greater impact on the market price of such bonds and, therefore, the net asset value of any Fund investing in such obligations.

         Lower grade Tax Exempt Obligations generally involve greater credit risk than higher grade Tax Exempt Obligations and are more sensitive to adverse economic changes, significant increases in interest rates and individual issuer developments. Because issuers of lower grade Tax Exempt Obligations frequently choose not to seek a rating of such securities, a Fund will rely more heavily on the Manager's ability to determine the relative investment quality of such securities than if such Fund invested exclusively in higher grade Tax Exempt Obligations. A Fund may, if deemed appropriate by the Manager, retain a security whose rating has been downgraded below B by S&P , Moody's or Fitch, or whose rating has been withdrawn. In no event, however, will more than 5% of each Fund's total assets consist of securities that have been downgraded to a rating lower than the minimum rating in which each Fund is permitted to invest or, in the case of unrated securities, that have been determined by the Manager to be of a quality lower than such minimum rating. Additional information concerning the risks associated with instruments in lower grade Tax Exempt Obligations is included in Part B.


State Considerations
         The value of Tax Exempt Obligations owned by the Funds may be adversely affected by local political and economic conditions and developments within a particular state. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Tax Exempt Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A summary description of certain factors affecting and statistics describing issuers of Tax Exempt Obligations of each applicable state is set forth below. Such information has been taken from publicly available offering documents relating to the relevant state or issuers located in such state. Neither the Manager nor any Fund has independently verified this information and no Fund or the Manager makes any representation regarding such information. See Appendix A - Special Factors Affecting the Funds in Part B.

             Arizona's primary economic sectors include services, trade, tourism and manufacturing. Arizona maintained a general fund surplus of $515.9 million (on general fund revenues of approximately $5.03 billion) for its 1997 fiscal year. Currently there are no general obligation ratings for the state. California's primary economic sectors are agriculture, services, trade and manufacturing. California projects a general fund surplus of $773.8 million for its 1997-98 fiscal year (on estimated revenues of approximately $52.9 billion). Currently, California's general obligation bonds are rated A1 by Moody's, A+ by S&P and A+ by Fitch. Colorado's economy is based primarily on services. Colorado breached its spending limitation for the first time in its 1997 fiscal year (on general fund revenues of $4.231 billion) leaving $139.0 million of excess revenue to be refunded to taxpayers in 1998. Currently there are no general obligation ratings for Colorado. Florida's economy is based primarily on the services sector and tourism in particular. Florida projects unencumbered reserves of $263.2 million for its 1997-98 fiscal year (on estimated revenues of approximately $16.598 billion). Currently, Florida's general obligation bonds are rated Aa2 by Moody's and AA+ by S&P. Idaho's primary economic sectors are services, agriculture, manufacturing and mining. Idaho maintained a fiscal year 1997 general fund surplus of approximately $13.3 million (on revenues of approximately $1.392 billion). Currently there are no general obligation ratings for Idaho. Iowa's primary economic sectors are services, manufacturing and agriculture. Iowa maintained an unreserved fund balance of approximately $348.7 million (on revenues of approximately $4.648 billion) for its fiscal year 1997. Currently there are no general obligation ratings for Iowa. Kansas' economy is based primarily on agriculture, manufacturing, and services. Kansas projects a positive general fund balance for its 1998 fiscal year (on estimated general fund revenues of approximately $3.94 billion). Currently there are no general obligation ratings for Kansas. In October 1997, S&P assigned an issuer credit rating of AA+ to Kansas. Minnesota's economy is based primarily on agriculture, manufacturing and services. Minnesota's unreserved, undesignated general fund balance at the end of its 1997 biennium was $812.7 million (based on General Fund revenues of $20.34 billion). Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. Missouri's primary economic sectors are services, manufacturing and agriculture. Missouri had a general fund surplus of $49.5 million for its 1997 fiscal year (on revenues of approximately $5.843 billion). Currently Missouri's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. New Mexico's economy is based primarily on agriculture but also has tourism, services and mining sectors. New Mexico had a $95.4 million general fund surplus for its 1997 fiscal year (on revenues of approximately $3.0 billion). Currently New Mexico's general obligation bonds are rated Aa1 by Moody's and AA+ by S&P. New York's economy is based primarily on services and tourism. New York projects a general fund balance of $465 million for its 1998 fiscal year, and a projected surplus of $1.83 billion for its 1997-98 General Fund Financial Plan (based on total estimated revenues of $35.197 billion). This will be the third consecutive budget surplus generated by the Governor's administration. Currently, New York's general obligation bonds are rated A2 by Moody's and A by S&P. The City's general obligation bonds are rated A3 by Moody's and BBB+ by S&P. North Dakota's economy is based primarily on agriculture and services. North Dakota's GAAP General Fund ending balance for its 1997 fiscal year was $109.3 million (on revenues of approximately $1.6 billion). Currently, North Dakota's general obligation bonds are rated Aa3 by Moody's and AA- by S&P. Oregon's economy is based primarily on forestry, agriculture, manufacturing and tourism sectors. Oregon's general fund surplus was approximately $794.2 million for its 1997 biennium (on revenues of approximately $7.732 billion). Currently Oregon's general obligation bonds are rated Aa2 by Moody's and AA by S&P. Utah's economy is based primarily on services, agriculture and mining sectors. Utah maintained a general and Uniform School fund surplus of approximately $35.8 million for its 1997 fiscal year (on revenues of approximately $2.88 billion). Currently Utah's general obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. Washington's economy is based primarily on manufacturing and service sectors as well as agriculture and timber production. Washington's general fund surplus for its 1995-1997 biennium was $3.9 billion (on revenues of approximately $25.86 billion). Currently Washington's general obligation bonds are rated Aa1 by Moody's and AA+ by S&P. Wisconsin's economy is based primarily on agriculture, services and manufacturing. Wisconsin maintained a general fund balance of $47 million for its 1997 fiscal year (on revenues of approximately $8.826 billion). Currently Wisconsin's general obligation bonds are rated Aa2 by Moody's and AA by S&P.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES

             The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in Delaware Investments.


SHAREHOLDER PHONE DIRECTORY

Investor Information Center
             800-523-4640
             Fund Information; Literature; Price; Yield and Performance Figures

Shareholder Service Center
             800-523-1918
             Information on Existing Investment Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
             800-362-FUND
             (800-362-3863)

Performance Information
             You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

Shareholder Services

             During business hours, you can call Delaware Investments' Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, various service features and other funds in the Delaware Investments family.


Delaphone Service

             Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Investments family. Delaphone is available seven days a week, 24 hours a day.


Statements and Confirmations
             You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
             If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information

             Each year, the Funds will mail to you information on the tax status of your dividends and distributions.


Dividend Payments

             Dividends, capital gains and other distributions, if any, are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Fund with a different investment objective, subject to certain exceptions and limitations.


             For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.


 MoneyLine(SM) Services
             Delaware Investments offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Investments fund account:

             1.        MoneyLine(SM) Direct Deposit Service
                      If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange.

             2.        MoneyLine(SM) On Demand
                              You or your investment dealer may request
             purchases and redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

             For each MoneyLine(SM) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for MoneyLine(SM) services; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.


Right of Accumulation

             With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of a Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Investments family. See Classes of Shares.

Letter of Intention

             The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Investments fund shares over a 13-month period. See Classes of Shares and Part B.


12-Month Reinvestment Privilege
             The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege

             The Exchange Privilege permits you to exchange all or part of your shares into shares of other mutual funds in the Delaware Investments family, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


Wealth Builder Option

             You may elect to invest in the Funds through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Financial Information about the Funds
             Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Each Funds fiscal year ends on December 31.

CLASSES OF SHARES

Alternative Purchase Arrangements
             Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

             Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value and Distribution (12b-1) and Service.


             Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if shares are redeemed within six years of purchase in the case of Tax-Free Funds and Insured Funds, or within three years of purchase in the case of Tax-Free Intermediate Funds. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of Tax-Free Funds and Insured Funds for approximately eight years after purchase and of Tax-Free Intermediate Funds for approximately five years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares of Tax-Free Funds and Insured Funds will automatically be converted into Class A Shares at the end of approximately eight years after purchase and Class B Shares of Tax-Free Intermediate Funds automatically will be converted into Class A Shares at the end of approximately five years after purchase. See Automatic Conversion of Class B Shares, below.


             Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

             The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within the applicable time periods, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.



             For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Funds.

             Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.


             The NASD has adopted certain rules relating to investment company sales charges. The Funds and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
             Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.75% in the case of Tax-Free Funds and Insured Funds, or 2.75% in the case of Tax-Free Intermediate Funds. See Calculation of Offering Price and Net Asset Value Per Share.

             Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following tables.


                                 Tax-Free Funds A Classes and Insured  Funds A Classes(4)

-------------------------------------------------------------------------------------------------------------------


                                                                                                       Dealer's
                                                                                                     Commission(3)
                                                           Front-End Sales Charge as % of               as % of
                                                     Offering                                          Offering
                                                     ----------------------------------------------------------
Amount of Purchase                                    Price            Amount Invested(2)               Price

-------------------------------------------------------------------------------------------------------------------

Less than $100,000                                    3.75%                                              3.25%
$100,000 but less than $250,000                       3.00                                               2.50
$250,000 but less than $500,000                       2.50                                               2.00
$500,000 but less than $1,000,000(1)                  2.00                                               1.75

-------------------------------------------------------------------------------------------------------------------



                                        Tax-Free Intermediate  Funds A Classes(5)

-------------------------------------------------------------------------------------------------------------------


                                                                                                       Dealer's
                                                                                                     Commission(3)
                                                           Front-End Sales Charge as % of               as % of
                                                     Offering                                          Offering
                                                     ---------------------------------------------------------------
Amount of Purchase                                    Price            Amount Invested(2)               Price

--------------------------------------------------------------------------------------------------------------------

Less than $100,000                                     2.75%                                             2.35%
$100,000 but less than $250,000                        2.00                                              1.75
$250,000 but less than $500,000                        1.00                                              0.75
$500,000 but less than $1,000,000(1)                   1.00                                              0.75

--------------------------------------------------------------------------------------------------------------------

(1) There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a 1% limited contingent deferred sales charge may apply upon redemption of such shares.

(2) The front-end sales charge as a percentage of the amount invested is based on the net asset value per share of the respective Class A Shares as of the end of the most recent fiscal year. Those amounts are as follows:

                                          Offering Price                                                           Offering Price
                                     3.75%    3.00%    2.50%    2.00%                                         2.75%    2.00%   1.00%
                                     -------------------------------                                          ----------------------
                                             Amount Invested                                                     Amount Invested
                                     -------------------------------                                          ----------------------

         Tax-Free Arizona            3.86%    3.05%    2.60%    2.06%       Tax-Free Florida Intermediate     2.82%    2.07%   1.04%
         Tax-Free Arizona Insured    3.92     3.05     2.53     2.01        Tax-Free Minnesota Intermediate   2.86     2.06    0.98
         Tax-Free California         3.84     3.08     2.53     2.08
         Tax-Free California Insured 3.92     3.10     2.55     2.00
         Tax-Free Colorado           3.87     3.08     2.55     2.02
         Tax-Free Florida            3.90     3.09     2.54     2.00
         Tax-Free Florida Insured    3.91     3.11     2.58     2.05
         Tax-Free Idaho              3.93     3.06     2.53     2.01
         Tax-Free Iowa               3.88     3.08     2.58     2.09
         Tax-Free Kansas             3.89     3.07     2.53     2.08
         Tax-Free Minnesota          3.87     3.10     2.56     2.01
         Minnesota Insured           3.93     3.11     2.56     2.01
         Tax-Free Missouri Insured   3.90     3.05     2.59     2.04
         Tax-Free New Mexico         3.90     3.10     2.57     2.04
         Tax-Free New York Fund      3.85     3.10     2.54     2.07
         Tax-Free North Dakota       3.89     3.09     2.56     2.03
         Tax-Free Oregon Insured     3.88     3.10     2.52     2.04
         Tax-Free Washington Insur   3.90     3.06     2.60     2.04
         Tax-Free Wisconsin          3.90     3.10     2.60     2.00
         Tax-Free Utah               3.88     3.09     2.56     2.03

(3) Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

(4) Tax-Free Funds and Insured Funds: Tax-Free Arizona, Tax-Free Arizona Insured, Tax-Free California, Tax-Free California Insured, Tax-Free Colorado, Colorado Insured Tax-Free Florida, Tax-Free Florida Insured, Free, Tax-Free Idaho, Tax-Free Iowa, Tax-Free Kansas, Tax-Free Minnesota, Minnesota Insured, Tax-Free Missouri Insured, Tax-Free New Mexico, Tax-Free New York Fund, Tax-Free North Dakota, Tax-Free Oregon Insured, Tax-Free Washington Insured, Tax-Free Wisconsin and Tax-Free Utah.

(5) Tax-Free Intermediate Funds: Tax-Free Arizona Intermediate, Tax-Free California Intermediate, Tax-Free Colorado Intermediate, Tax-Free Florida Intermediate and Tax-Free Minnesota Intermediate.

--------------------------------------------------------------------------------

     A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of shares of funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933 (the "1933 Act").

--------------------------------------------------------------------------------

         For initial purchases of Class A Shares of Tax-Free Funds and Insured Funds of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                                      Dealer's Commission
                                                      (as a percentage of
       Amount of Purchase                              amount purchased)
       ------------------                              -----------------

       Up to $2 million                                     1.00%
       Next $1 million up to $3 million                     0.75
       Next $2 million up to $5 million                     0.50
       Amount over $5 million                               0.25

       For initial purchases of Class A shares of Tax-Free Intermediate Funds of $1,000,000 or more, a dealer's commission may be paid by the Underwriter to financial advisers through whom such purchases are made in accordance with the following schedule:

                                                   Dealer's Commission
                                                   (as a percentage of
       Amount of Purchase                           amount purchased)
       ------------------                           -----------------

       Up to $2 million                                   0.50%
       Next $1 million up to $3 million                   0.50
       Next $2 million up to $5 million                   0.40
       Amount over $5 million                             0.20


       For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

       An exchange from other funds in the Delaware Investments family will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

       Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege

       By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of a Fund and shares of other funds in the Delaware Investments family, except as those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware

Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Investments fund holdings. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Investments fund that does carry a front-end sales charge or CDSC.


       This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

       It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

       Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.

Buying Class A Shares at Net Asset Value

       Class A Shares of a Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege or the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

       Purchases of Class A Shares may be made at net asset value by current and former officers, directors or trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

       Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

       Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in Delaware Investments at net asset value.

       A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Deferred Sales Charge Alternative - Class B Shares
       Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Tax-Free Funds and Insured Funds at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. Such payments for Tax-Free Intermediate Funds are currently anticipated to be in an amount equal to no more than 2%. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if Tax-Free Funds and Insured Funds are redeemed within six years of purchase and Tax-Free Intermediate Funds are redeemed within three years of purchase, a CDSC.

       Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

       Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Prospectus, even after the exchange. Tax-Free Funds' Class B Shares and Insured Funds' Class B Shares CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


Automatic Conversion of Class B Shares
       Class B Shares of Tax-Free Funds and Insured Funds, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Class B Shares of Tax-Free Intermediate Funds, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If, as applicable, the eighth or fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If such anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after the anniversary. Consequently, if a shareholder's anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after, as applicable, the eighth or fifth anniversary of purchase before the shares will automatically convert into Class A Shares.

       Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

       All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares

       Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.


       Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.


       Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Prospectus. See Redemption and Exchange.


Contingent Deferred Sales Charge - Class B Shares and Class C Shares

       Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

       The following table sets forth the rates of the CDSC for Class B Shares of Tax-Free Funds and Insured Funds:


                                                   Contingent Deferred
                                                   Sales Charge (as a
                                                   Percentage of
                                                   Dollar Amount
       Year After Purchase Made                    Subject to Charge)
       ------------------------                    ------------------
                    0-2                                   4%
                    3-4                                   3%
                    5                                     2%
                    6                                     1%
                    7 and thereafter                    None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Funds and Insured Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

       The following table sets forth the rates of the CDSC for Class B Shares of Tax-Free Intermediate Funds:


                                                      Contingent Deferred
                                                      Sales Charge (as a
                                                      Percentage of
                                                      Dollar Amount
        Year After Purchase Made                      Subject to Charge)
       ------------------------                       ------------------
                  0-2                                 2%
                  3                                   1%
                  4 and thereafter                   None


During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Intermediate Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets representing such shares.


        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that Class B Shares of Tax-Free Funds and Insured Funds held for more than six years and Class B Shares of Tax-Free Intermediate Funds held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year or three-year period, as applicable. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

        All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

        The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.


Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares
        From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

        Subject to pending amendments to the NASD's Conduct Rules , in connection with the promotion of Delaware Investments fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the SEC. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

HOW TO BUY SHARES

Purchase Amounts
        Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

        There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.

Investing through Your Investment Dealer

        You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, Delaware Investments can refer you to one.


Investing by Mail

1. Initial Purchases--An Investment Application must be completed, signed and sent with a check, payable to the specific Fund and Class selected to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from your Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire

        You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application for the specific Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

Investing by Exchange

        If you have an investment in another mutual fund in Delaware Investments, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other funds in the Delaware Investments family. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other funds in the Delaware Investments family. Class A Shares of the Minnesota Funds may also be exchanged for Class A Shares of the Minnesota Municipal Cash Trust offered through Delaware Investments. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.


        Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Additional Methods of Adding to Your Investment
        Call the Shareholder Service Center for more information if you wish to use the following services:

1.      Automatic Investing Plan
        The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize the Fund in which you have your account to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

2.      Direct Deposit
        You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). Each Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

        Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, the Fund in which you have your account has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse such Fund.

3.      MoneyLine (SM) On Demand
        Through the MoneyLine (SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine (SM) Services under The Delaware Difference for additional information about this service.


4.      Wealth Builder Option

        You can use our Wealth Builder Option to invest in a Fund through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. You may also elect to invest in other mutual funds in the Delaware Investments family through the Wealth Builder Option through regular liquidations of shares in your Fund account.

        Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Investments family and invested automatically into any other account in a Delaware Investments mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.


5.      Dividend Reinvestment Plan

        You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Or, you may invest your distributions in certain other funds in the Delaware Investments family, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

        Reinvestments of distributions into Class A Shares of a Fund or of other Delaware Investments funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other Delaware Investments funds or into Class C Shares of a Fund or of other Delaware Investments funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

        Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Investments family, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Investments family which offer that class of shares. Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Investments family which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.




Purchase Price and Effective Date

        The offering price and net asset value of Class A Shares, Class B Shares and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

        The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


The Conditions of Your Purchase

        Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


        Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.


        Each Fund also reserves the right, upon 60 days written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE


        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, bond funds, equity funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Investments family will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.


        All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.


        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days written notice to shareholders.


        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.


        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of the other funds in the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of shares from either Tax-Free Funds B Class or Insured Funds B Class, the CDSC schedule for such Class may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. The automatic conversion schedule of the Original Shares of Class B Shares of Tax-Free Funds and Insured Funds may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of Tax-Free Funds and Insured Funds shares for a longer period of time than if the investment in New Shares were made directly.


        Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

        All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Fund or its agent.

Written Redemption
        You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange

        You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


MoneyLine (SM) On Demand
        Through the MoneyLine (SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine (SM) Services under The Delaware Difference for additional information about this service.


Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Investments family under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


Systematic Withdrawal Plans

        This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Through this service, it may take up to four business days for the transaction to be completed. There are no separate fees for this redemption method. See MoneyLine (SM) Services under The Delaware Difference for more information about this service.


                                *     *     *

        Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.


        The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares, below.


        For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
        A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

        The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will
                                      -54-
be the net asset value at purchase of Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.


        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).


Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
        The CDSC is waived on certain redemptions of Class B Shares and Class C Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

        The present policy of each Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption. Distributions of net investment income are paid monthly. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers.


        Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying such Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


        Each Class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B Shares and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Funds.

        Both dividends and distributions, if any, are automatically reinvested in your account at net asset value, unless you elect otherwise. See The Delaware Difference for more information on reinvestment options. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date.


        Any payment by check of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine (SM) Services under The Delaware Difference for more information about this service.

TAXES

        The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.


        On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect the Funds and their distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, each Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of income and diversification of its assets. Each Fund intends to distribute substantially all of the its net investment income and net capital gains, if any.

        Each Fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for federal tax purposes.

        A portion of each Fund's dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under federal tax law and subject to the federal alternative minimum tax. No portion of a Fund's distributions will be eligible for the dividends-received deduction for corporations.


        To the extent dividends are derived from taxable income on temporary investments or short-term capital gains, they are treated as ordinary income, whether received in cash or in additional shares. In addition, gain from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount.


        Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in such Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of
1997
        The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when a Fund's securities were sold and how long they were held by that Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

        The Funds will advise you in their annual information reporting at calendar year end of the amount of their capital gain distributions which will qualify for these maximum federal tax rates.


        Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.


        The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between a Fund and any other fund in the Delaware Investments family. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in a Fund or in another fund in the Delaware Investments family and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.


        Exempt-interest dividends paid by each Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's Social Security benefits would be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns.

        The automatic conversion of Class B Shares into Class A Shares of the relevant Fund will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

        The exemption of dividends for regular federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisers in this regard.


        In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers. The Funds will report annually the percentage of interest income earned on the municipal obligations on a state-by-state basis during the proceeding calendar year.

        Each year, the Funds will mail to you information on the tax status of the dividends and distributions paid by the Fund in which you hold shares.


        Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

        See Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

       The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a regulated investment company for federal income tax purposes . This discussion is based on state laws as enacted and construed on the date of this Prospectus, and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below, and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations.

       Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains , including capital gains dividends from a Fund. Further, most states restrict deductions for capital losses.

       Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

       Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Arizona State Considerations
       Exempt interest dividends from the Arizona Funds that are excluded from gross income for federal income tax purposes and that are derived from interest on (i) obligations of the State of Arizona and its political subdivisions and
(ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for Arizona income tax purposes to the same extent as the interest income would be excluded from taxable income for Arizona income tax purposes if such obligations were directly held by a shareholder.

California State Taxation
       Shareholders of the California Funds that are individuals may exclude from taxable income for purposes of the California Personal Income Tax dividends received from the California Funds that are properly designated by the California Funds in a written notice mailed to the shareholders as California exempt interest dividends. The portion of the California Funds' dividends designated as California exempt interest dividends may not exceed the amount of interest the California Funds receive during their taxable year on obligations the interest on which , if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The California Funds may designate California exempt interest dividends only if the California Funds qualify as regulated investment companies under the Code, and if, at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which, when held by an individual, is exempt from taxation by the State of California. Distributions from the California Funds, including California exempt interest dividends, received by shareholders subject to the California Bank and Corporation Tax Law may be subject to the California franchise tax.

Colorado State Taxation

       Exempt interest dividends from the Colorado Funds that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, (ii) obligations of the State of Colorado or its political subdivisions which were issued before May 1, 1980, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Colorado on individuals and corporations.


Florida State Taxation

       Florida does not currently impose an income tax on individuals. Florida does, however, impose a tax on intangible personal property held by individuals as of the first day of each calendar year. Under interpretations promulgated by the Florida Department of Revenue, shares in the Florida Funds are not subject to the intangible property tax so long as, on the last business day of each calendar year, all of the assets of the Florida Funds consist of obligations of the U. S. government and its agencies and territories that are exempt from state taxation under federal law, and obligations of the State of Florida and its municipalities, counties and other taxing districts. If the Florida Funds hold any other types of assets on that date, then the entire value of the shares in the Florida Funds (except for the portion of the value of the shares attributable to U. S. government obligations) are subject to the intangible property tax. The Florida Funds must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in converting the portfolio's assets to such exempt assets would likely reduce the Florida Funds' investment return and might, in extraordinary circumstances, exceed any increased investment return the Florida Funds had achieved by investing in non-exempt assets during the year. Florida does impose an income tax on corporations and certain other entities, and distributions from the Florida Funds may be subject to this income tax.


Idaho State Taxation

       The Idaho Fund has received a ruling from the Idaho Department of Revenue dated December 13, 1994 to the effect that dividends paid by a fund such as the Idaho Fund that are attributable to (a) interest earned on bonds issued by the State of Idaho, its cities and political subdivisions, and (b) interest earned on obligations of the U.S. government or its territories and possessions that are exempt from state taxation under federal law, are not included in the income of Idaho Fund shareholders subject to either the Idaho personal income tax or the Idaho corporate income tax.


Iowa State Taxation

       The Iowa Fund has received a ruling from the Iowa Department of Revenue and Finance dated May 21, 1993 to the effect that dividends paid by a fund such as the Iowa Fund that are attributable to (a) interest earned on bonds issued by the State of Iowa, its political subdivisions, agencies and instrumentalities, the interest on which is expressly exempt from state income taxation by Iowa statute, and (b) interest earned on obligations of the U. S. government or its territories and possessions and which have interest that is exempt from state taxation under federal law, are not included in the income of the Iowa Fund shareholders subject to either the Iowa personal income tax or the Iowa corporate income tax (except in the case of shareholders that are financial institutions subject to the tax imposed by Iowa Code ss. 422.60), if the Iowa Fund provides statements to the shareholders as to the percentage of dividends from the Iowa Fund that are attributable to such interest.

Kansas State Taxation

       Exempt interest dividends from the Kansas Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987, (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries and corporations (other than insurance companies, banks, trust companies and savings and loan associations). Distributions from the Kansas Fund, including exempt interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies and on banks, trust companies and savings and loan associations, when received by shareholders subject to such taxes.


Minnesota State Taxation

       Exempt interest dividends from the Minnesota Funds that are excluded from gross income for federal income tax purposes and that are shareholders represents 95 percent or more of the exempt interest dividends that are paid by the Minnesota Funds. However, exempt interest dividends that are treated as an item of tax preference for purposes of the federal alternative minimum tax are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Distributions from the Minnesota Funds, including exempt interest dividends, may be subject to the Minnesota income tax imposed on corporations when received by shareholders subject to such tax.

       In 1995, the Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is subject to tax. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Minnesota Funds are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Minnesota Funds cannot predict the likelihood that interest on the Minnesota obligations held by the Minnesota Funds would become taxable under this Minnesota statutory provision.


Missouri State Taxation

       Exempt interest dividends from the Missouri Fund that are excluded from gross income for federal income tax purposes and that are derived from interest on (i) obligations of the State of Missouri or any of its political subdivisions or authorities or (ii) obligations of territories and possessions of the United States that are exempt from state taxation under federal law, as designated by the Missouri Fund in an annual notice mailed to shareholders, are not included in taxable income for purposes of the Missouri income tax imposed on individuals, trusts, estates and certain corporations (not including banking institutions, credit institutions, credit unions and savings and loan associations.) Distributions from the Missouri Fund, including exempt interest dividends, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations when received by shareholders subject to such taxes.

New York State and City Taxation
       Exempt interest dividends from the New York Fund that are excluded from gross income for federal income tax purposes and that are derived from interest on (i) obligations of the State of New York or its political subdivisions and
(ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income taxes imposed by the State of New York and New York City on resident individuals, estates and trusts. Dividends from the New York Fund, including exempt interest dividends, may be taken into account in determining the New York State and New York City income and franchise taxes on business corporations, banking corporations and insurance companies when received by shareholders subject to such taxes.


New Mexico State Taxation

       Shareholders may exclude from income subject to the New Mexico Income Tax imposed on individuals and the New Mexico Corporate Income and Franchise Tax imposed on corporations the portion of the dividends of the New Mexico Fund that is attributable to interest on (i) obligations of the United States, (ii) obligations of the State of New Mexico or any of its agencies, institutions, instrumentalities or political subdivisions and (iii) obligations of United States territories and possessions that are exempt from state taxation under federal law, provided that the New Mexico Fund provides an annual statement to each shareholder that identifies the source of income that was distributed to the shareholder.


North Dakota State Taxation

       Exempt interest dividends from the North Dakota Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest earned on obligations of the State of North Dakota or its political subdivisions are excluded from taxable income for purposes of the North Dakota personal income tax imposed on individuals, estates and trusts, if the North Dakota Fund provides certain required information to the North Dakota tax commissioner in each year. However, to the extent a portion of an exempt interest dividend from the North Dakota Fund is treated as an item of tax preference for purposes of the federal alternative minimum tax, such a dividend could affect a taxpayer's North Dakota income tax liability if the taxpayer computes North Dakota income tax liability pursuant to the optional percentage of federal income tax liability method permitted by North Dakota law. Distributions from the North Dakota Fund, including exempt interest dividends, may be subject to the North Dakota income tax imposed on corporations and the North Dakota tax imposed on the income of financial institutions when received by shareholders subject to such taxes.


Oregon State Taxation

       Exempt interest dividends from the Oregon Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Oregon or its political subdivisions and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for the purposes of the income tax imposed by the State of Oregon on individuals. Distributions from the Oregon Fund, including exempt interest dividends, may be subject to the Oregon Corporate Excise Tax or Corporate Income Tax when received by shareholders subject to such taxes.

Utah State Taxation

       Exempt interest dividends from the Utah Fund that are excluded from gross income for federal income tax purposes are excluded from taxable income for purposes of the Utah personal income tax imposed on individuals, estates and trusts. Distributions from the Utah Fund, including exempt interest dividends, may be subject to the Utah corporate franchise and income taxes when received by shareholders subject to such taxes.


Washington State Taxation

       The State of Washington does not currently impose an income tax on individuals or corporations. Dividends from the Fund may be taken into account in calculating the Washington Business and Occupation Tax in the case of certain shareholders who are subject to that tax.


Wisconsin State Taxation

       The Wisconsin Fund has received a ruling from the Wisconsin Department of Revenue dated July 7, 1993 to the effect that dividends paid by a fund such as the Wisconsin Fund that are attributable to (a) interest earned on certain obligations of the State of Wisconsin, or Wisconsin agencies or political subdivisions, the interest on which is expressly exempt from Wisconsin personal income taxation by Wisconsin statute, and (b) interest earned on obligations of the U.S. government or its territories and possessions the interest on which is exempt from state taxation under federal law, are excluded from the income of the Wisconsin Fund shareholders subject to the Wisconsin personal income tax. Distributions from the Wisconsin Fund, including exempt interest dividends, may be subject to the Wisconsin Corporate Franchise Tax or Corporate Income Tax when received by shareholders subject to such taxes.

       The foregoing discussion relates to federal and state taxation as of the date of this Prospectus. See Taxes in Part B. Distributions from the Funds, including exempt-interest dividends, may be subject to tax in other states. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE


       The net asset value ("NAV") per share for a Fund is computed by adding the value of all securities and other assets in that Fund's portfolio, deducting any liabilities of that Fund (expenses and fees are accrued daily) and dividing by the number of that Fund's shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by the Board of Directors or Trustees. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Board of Directors or Trustees.


       Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

       The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


       The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Class A Shares, Class B Shares and Class C Shares will bear only the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class of a particular Fund may vary. However, the NAV per share of each Class of a particular Fund is expected to be equivalent.

MANAGEMENT OF THE FUNDS

Directors and Trustees

       The business and affairs of each Fund are managed under the direction of the Board of Directors or Trustees. Part B contains additional information regarding the directors, trustees and officers.


Investment Manager
       The Manager furnishes investment management services to each Fund.


       The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 1997, the Manager and its affiliates within the Delaware Investments family, including Delaware International Advisers Ltd., were managing in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

       Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as each Fund's investment adviser, subject to the authority of the Board of Directors or Trustees, as appropriate for each Fund. Prior to that date, Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for Delaware Investments. As of December 31, 1997, DMH, through its subsidiaries, was responsible for the management of approximately $00 billion.

       Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Funds' previous investment advisory agreements with Voyageur were "assigned," as that term is defined by the 1940 Act and the previous agreements therefore terminated upon the completion of the acquisition. On February 14, 1997, new advisory agreements with the Manager on behalf of Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds, and Tax-Free New York Fund, and with Voyageur on behalf of the other Funds, were unanimously approved by each Fund's respective board at a meeting held in person, and each such board called a shareholder meeting to approve these agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective investment management agreement to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

       Beginning May 1, 1997, the Manager, an indirect, wholly-owned subsidiary of LNC, was retained as investment manager of Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds, and Tax-Free New York Fund, and Voyageur was retained as investment manager for the other Funds. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for those other Funds. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

       Each Tax-Free Fund and Insured Fund pays the Manager a monthly investment advisory and management fee equivalent on an annual basis to 0.50% of its average daily net assets . Each Tax-Free Intermediate Fund pays the Manager a monthly investment advisory and management fee equivalent on an annual basis to 0.40% of its average daily net assets. The directors or trustees of each Fund annually review the fees paid to the Manager.

       Andrew M. McCullagh, Jr. has had, since inception, day-to-day portfolio management responsibility for Tax-Free Arizona Insured Fund and Tax-Free Arizona Fund, Tax-Free California Insured Fund and Tax-Free California Fund and Tax-Free Colorado Fund. In addition, he has co-managed Tax-Free New Mexico Fund and Tax-Free Utah Fund since September 1996. Mr. McCullagh serves as Vice President/Senior Portfolio Manager for these Funds. Mr. McCullagh is a graduate of Washington College and has a Graduate Certificate in Public Finance from the University of Michigan. Prior to joining Delaware Investn municipal bond trading, underwriting and portfolio management. Mr. McCullagh is a past member of the Board of Directors of the Colorado Municipal Bond Dealers Association.

       Thor Raarup has co-managed Tax-Free New Mexico Fund and Tax-Free Utah Fund since September 1996. Mr. Raarup holds a bachelor's degree in financial economics and history from Gustavus Adolphus College. Prior to joining Delaware Investments, Mr. Raarup was an Associate Portfolio Manager with Voyageur Asset Management. Previously, he was a commodity trader at the Minneapolis Grain Exchange. Mr. Raarup is a member of the National Federation of Municipal Analysts and the Minnesota Society of Municipal Analysts.

       Elizabeth H. Howell has had, since 1991, day-to-day portfolio management responsibility for the Minnesota Funds, as well as, since inception, Tax-Free Idaho Fund, Tax-Free Kansas Fund, Tax-Free Missouri Fund, Tax-Free Oregon Fund and Tax-Free Washington Fund. In addition, on May 1, 1997, Ms. Howell resumed day-to-day portfolio management responsibility for Tax-Free Iowa Fund and Tax-Free Wisconsin Fund, which she managed from their inception to July 1995. Ms. Howell assumed day-to-day portfolio management responsibility for the Tax-Free North Dakota Fund on November 1, 1997. Ms. Howell holds a BA in Economics from Skidmore College and an MBA from Babson College. Prior to joining Delaware Investments, she served as a Senior Portfolio Manager with Voyageur Fund Managers, Inc. Ms. Howell serves as Vice President/Senior Portfolio Manager for these Funds. Ms. Howell was a Vice President and Senior Tax Exempt Portfolio Manager for Voyageur from 1991 to 1997 and was a Vice President of each of the Voyageur Funds. Ms. Howell has over 13 years experience as a securities analyst and portfolio manager.

       Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of Tax-Free Florida Fund, Tax-Free Florida Insured Fund, Tax-Free Florida Intermediate Fund and Tax-Free New York Fund assumed primary responsibility for making day-to-day investment decisions for these Funds on May 1, 1997. Mr. McCullagh assists Mr. Coyne and Mr. Conery with the management of the Florida Funds. Mr. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Prior to joining Delaware Investments' fixed-income department in 1990, Mr. Coyne was as a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined Delaware Investments in January 1997. He holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

       In making investment decisions for the Florida Funds, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware Investments' fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of the Funds and each of the other funds in the Delaware Investments family. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at Delaware Investments from 1981-1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Manager Corporation where he served as Executive Vice President and Director of Fixed Income.


Portfolio Trading Practices

       Each Fund normally will not invest for short-term trading purposes. However, each Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of each Fund and may affect taxes payable by such Fund's shareholders to the extent that net capital gains are realized. Given each Fund's investment objective, it is anticipated that the portfolio turnover rate of each Fund will not exceed 100%.

       The Manager uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.


Performance Information
       From time to time, each Fund may quote yield and total return performance of its Classes in advertising and other types of literature.

       The current yield for each Class will be calculated by dividing the annualized net investment income earned by the Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


       Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year, or life of fund periods, as applicable. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.


       Because securities prices fluctuate, investment results of the Classes will fluctuate over time. Past performance is not considered a guarantee of future results.

Distribution (12b-1) and Service
       The Distributor, Delaware Distributors, L.P., serves as the national distributor for each Fund's shares under separate Distribution Agreements dated March 1, 1997.

       Each of the Class A Shares, Class B Shares and Class C Shares of the Funds have a separate distribution plan under Rule 12b-1 (the "Plans"). Each Plan permits a Fund to which the Plan relates to pay the Distributor from the assets of its respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.


       These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of such Classes, pursuant to service agreements with the Funds.


       The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Funds are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


       The aggregate fees paid by a Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.25% of a Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each Fund's Class B Shares' and Class C Shares' average daily net assets in any year. The Funds' Class A Shares, Class B Shares and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

       While payments pursuant to the Plans may not exceed 0.25% annually with respect to each Fund's Class A Shares, and 1% annually with respect to each of the Fund's Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the unaffiliated directors and trustees, who may reduce the fees or terminate the Plans at any time.

       The Distributor pays broker-dealers and financial institutions an annual fee equal to 0.25% of the average daily net assets attributable to Class A Shares (0.15% for Class A Shares of Tax-Free Intermediate Funds), 0.25% of the average daily net assets attributable to Class B Shares (0.15% for Class B Shares of Tax-Free Intermediate Funds), and 1.00% of the average daily net assets attributable to Class C shares held by their customers. The fee is paid quarterly commencing when such shares are sold for Class A Shares and Class B Shares. The fee is paid quarterly commencing in the thirteenth month after such shares are sold for Class C Shares.


       The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under a Shareholders Services Agreement. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The directors and trustees annually review service fees paid to the Transfer Agent.


       The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH. The directors or trustees of each Fund annually review the fees paid to the Distributor and the Transfer Agent.

                                      * * *

       As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that the Funds' major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds.


Expenses
       Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.


       In connection with the merger transaction described above, the Manager has agreed for the period from May 1, 1997 through April 30, 1999, to voluntarily waive that portion, if any, of the annual management fees payable by a Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 Plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 1.00% of the average daily net assets of each Class of the Fund. This agreement replaces a similar provision in the Funds' investment advisory contracts with the Funds' predecessor investment adviser. In addition, for the period May 1, 1997 through December 31, 1998, the Manager agreed to adhere to certain additional management fee waivers and expense payments. See Summary of Expenses for current management fees and expense payments. The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily pay or reimburse certain other of the Fund's expenses.

       For the fiscal year ended December 31, 1997, the ratios of operating expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares of each Fund were as follows:

                               Assuming Fee Waivers and Payments by the       Assuming No Fee Waiver and Payments by the
                                        Manager and Voyageur                               Manager and Voyageur

Fund                          Class A     Class B     Class C                  Class A       Class B        Class C
-------------------------------------------------------------------------------------------------------------------

Arizona Insured Fund              0.84%      1.65%        1.65%                  0.89%           1.70%           1.70%
                                  -----------------------------------------------------------------------------------
Arizona Fund                      0.48       1.22         1.23                   1.08            1.82            1.83
                                  -----------------------------------------------------------------------------------
California Insured Fund           0.99       1.53         1.71                   1.02            1.56            1.74
                                  -----------------------------------------------------------------------------------
California Fund                   0.13       0.80         0.87                   1.19            1.86            1.93
                                  -----------------------------------------------------------------------------------
Colorado Fund                     0.81       1.62         1.64                   0.86            1.67            1.69
                                  -----------------------------------------------------------------------------------
Florida Intermediate Fund         0.61       1.39         1.46                   1.33            2.11            2.18
                                  -----------------------------------------------------------------------------------
Florida Insured Fund              0.79       1.46          N/A                   0.85            1.52             N/A
                                  -----------------------------------------------------------------------------------
Florida Fund                      0.56       1.10         1.31                   1.11            1.65            1.86
---------------------------------------------------------------------------------------------------------------------
Idaho Fund                        0.87       1.46         1.62                   1.02            1.61            1.77
---------------------------------------------------------------------------------------------------------------------
Iowa Fund                         0.91       1.67         1.74                   0.97            1.73            1.80
---------------------------------------------------------------------------------------------------------------------
Kansas Fund                       0.84       1.61         1.64                   1.03            1.80            1.83
---------------------------------------------------------------------------------------------------------------------
Minnesota Intermediate Fund       0.91       1.81         1.77                   0.95            1.85            1.81
                                  -----------------------------------------------------------------------------------
Minnesota Insured Fund            0.92       1.67         1.67                   0.94            1.69            1.69
                                  -----------------------------------------------------------------------------------
Minnesota Fund                    0.91       1.56         1.65                   0.95            1.60            1.69
                                  -----------------------------------------------------------------------------------
Missouri Insured Fund             0.91       1.61         1.74                   0.93            1.63            1.76
                                  -----------------------------------------------------------------------------------
New Mexico Fund                   0.99       1.76         1.84                   1.04            1.81            1.89
                                  -----------------------------------------------------------------------------------
New York Fund                     1.00       1.75         1.75                   1.39            2.14            2.14
                                  -----------------------------------------------------------------------------------
North Dakota Fund                 1.00       1.55         1.87                   1.04            1.59            1.91
                                  -----------------------------------------------------------------------------------
Oregon Insured Fund               0.71       1.39         1.51                   0.94            1.62            1.74
                                  -----------------------------------------------------------------------------------
Utah Fund                         0.69       1.50          N/A                   3.12            3.93             N/A
                                  -----------------------------------------------------------------------------------
Washington Insured Fund           0.49       1.24         1.29                   1.38            2.13            2.18
                                  -----------------------------------------------------------------------------------
Wisconsin Fund                    0.99       1.72         1.81                   1.07            1.80            1.89
                                  -----------------------------------------------------------------------------------


         The ratios reflect the impact of each Class' 12b-1 Plan.


Shares
         The shares of the Funds constitute separate series of the parent entities listed below. Certain of these parent entities are organized as Minnesota corporations, and the shares of the series thereof are transferable common stock, $.01 par value per share, of such corporations. Other parent entities are organized as business trusts under the laws of the Commonwealth of Massachusetts, and the shares of the series thereof represent transferable common shares of beneficial interest. All shares of each corporation and of each trust, are non assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of each corporation and trust is empowered to issue other series of common stock or common shares of beneficial interest without shareholder approval. Set forth below is a listing of the parent entities and constituent series, form of organization and date of organization of the parent.


-------------------------------------------------------------------------------------------------------------------
Parent                                                     Form of Organization                   Date Organized

-------------------------------------------------------------------------------------------------------------------

Voyageur Tax-Free Funds, Inc.                              Minnesota Corporation                  November 10, 1983
Tax-Free Minnesota
Tax-Free North Dakota

Voyageur Intermediate Tax-Free Funds, Inc.                 Minnesota Corporation                  January 21, 1985
Tax-Free Arizona Intermediate
Tax-Free California Intermediate
Tax-Free Colorado Intermediate
Tax-Free Minnesota Intermediate

Voyageur Insured Funds, Inc.                               Minnesota Corporation                  January 6, 1987
Tax-Free Arizona Insured
Tax-Free Colorado Insured
Minnesota Insured

Voyageur Investment Trust                                  Massachusetts Business Trust           September 16, 1991
Tax-Free California Insured
Tax-Free Florida Insured
Tax-Free Florida
Tax-Free Kansas
Tax-Free Missouri Insured
Tax-Free New Mexico
Tax-Free Oregon Insured
Tax-Free Utah
Tax-Free Washington Insured

Voyageur Investment Trust II                               Massachusetts Business Trust           November 16, 1993
Tax-Free Florida Intermediate

Voyageur Mutual Funds, Inc.                                Minnesota Corporation                  April 14, 1993
Tax-Free Arizona
Tax-Free California
Tax-Free Idaho
Tax-Free Iowa
Tax-Free Wisconsin
Tax-Free New York

Voyageur Mutual Funds II, Inc.                             Minnesota Corporation                  January 13, 1987
Tax-Free Colorado
-------------------------------------------------------------------------------------------------------------------

         Effective June 9, 1997, the names of the Funds were changed as follows:


         Previous Name                                        New Name
         Voyageur Arizona Limited Term Tax Free Fund          Delaware-Voyageur Tax-Free Arizona Intermediate Fund
         Voyageur Arizona Insured Tax Free Fund               Delaware-Voyageur Tax-Free Arizona Insured Fund
         Voyageur Arizona Tax Free Fund                       Delaware-Voyageur Tax-Free Arizona Fund
         Voyageur California Limited Term Tax Free Fund       Delaware-Voyageur Tax-Free California Intermediate Fund
         Voyageur California Insured Tax Free Fund            Delaware-Voyageur Tax-Free California Insured Fund
         Voyageur California Tax Free Fund                    Delaware-Voyageur Tax-Free California Fund
         Voyageur Colorado Limited Term Tax Free Fund         Delaware-Voyageur Tax-Free Colorado Intermediate Fund
         Voyageur Colorado Insured Tax Free Fund              Delaware-Voyageur Tax-Free Colorado Insured Fund
         Voyageur Colorado Tax Free Fund                      Delaware-Voyageur Tax-Free Colorado Fund
         Voyageur Florida Limited Term Tax Free Fund          Delaware-Voyageur Tax-Free Florida Intermediate Fund
         Voyageur Florida Insured Tax Free Fund               Delaware-Voyageur Tax-Free Florida Insured Fund
         Voyageur Florida Tax Free Fund                       Delaware-Voyageur Tax-Free Florida Fund
         Voyageur Idaho Tax Free Fund                         Delaware-Voyageur Tax-Free Idaho Fund
         Voyageur Iowa Tax Free Fund                          Delaware-Voyageur Tax-Free Iowa Fund
         Voyageur Kansas Tax Free Fund                        Delaware-Voyageur Tax-Free Kansas Fund
         Voyageur Minnesota Limited Term Tax Free Fund        Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
         Voyageur Minnesota Insured Fund                      Delaware-Voyageur Minnesota Insured Fund
         Voyageur Minnesota Tax Free Fund                     Delaware-Voyageur Tax-Free Minnesota Fund
         Voyageur Missouri Insured Tax Free Fund              Delaware-Voyageur Tax-Free Missouri Insured Fund
         Voyageur New Mexico Tax Free Fund                    Delaware-Voyageur Tax-Free New Mexico Fund
         Voyageur New York Tax Free Fund                      Delaware-Voyageur Tax-Free New York Fund
         Voyageur North Dakota Tax Free Fund                  Delaware-Voyageur Tax-Free North Dakota Fund
         Voyageur Oregon Insured Tax Free Fund                Delaware-Voyageur Tax-Free Oregon Insured Fund
         Voyageur Utah Tax Free Fund                          Delaware-Voyageur Tax-Free Utah Fund
         Voyageur Washington Insured Tax Free Fund            Delaware-Voyageur Tax-Free Washington Insured Fund
         Voyageur Wisconsin Tax Free Fund                     Delaware-Voyageur Tax-Free Wisconsin Fund


         All shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Minnesota and Massachusetts law, each Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

         Shares of each class within a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the other classes of shares of that Fund, except that, as a general matter, holders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal upon which Class A Shares vote to increase materially the fees to be paid by that Fund under the Rule 12b-1 Plan relating to Class A Shares.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

Forward Commitments
         New issues of Tax Exempt Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such "forward commitments" if it holds and maintains, until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on each Fund's total assets which may be invested in forward commitments. Tax Exempt Obligations purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax Exempt Obligations purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements
         Each Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. Each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.


         A repurchase agreement is a short-term investment in which the purchaser (i.e. a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors or Trustees determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.


Reverse Repurchase Agreements
         Certain Funds (Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund) may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of the Fund's total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash or liquid having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Funds do not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Funds believe the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Funds' ability to provide current income without adversely affecting the Funds' ability to preserve capital.

Options and Futures
         Each Fund may utilize put and call transactions, and certain Funds (see Futures Contracts and Options on Futures Contracts below) may utilize futures transactions to hedge against market risk and facilitate portfolio management. See Investment Policies and Restrictions--Options and Futures Transactions in Part B. Options and futures may be used to attempt to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Funds in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

Options on Securities
         Each Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by a Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix A - Special Factors Affecting the Funds in Part B. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by a Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for a Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over the counter options are subject to each Fund's 15% illiquid investment limitation. See Appendix A Special Factors Affecting the Funds to Part B for a further discussion of the general characteristics and risks of options.

         Participation in the options market involves investment risks and transaction costs to which the Funds would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the Manager's ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options in Part B for further discussion .


Futures Contracts and Options on Futures Contracts
         Certain Funds (Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund) may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on a Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Taxes in Part B.


Investment Restrictions

         Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that no Fund may borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (10% for Tax-Free Colorado Fund) (certain Funds may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). Also, certain Funds may not, as a matter of fundamental policy invest more than 15% of their net assets in illiquid securities and pledge, hypothecate, mortgage or otherwise encumber their assets in excess of 10% of net assets. See Investment Restrictions under Investment Policies and Restrictions in Part B. Each Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without the shareholder approval. These include restrictions providing that no Fund may (a) invest more than 5% of its total assets in securities of any single investment company or (b) invest more than 10% of its total assets in securities of two or more investment companies. To the extent that a Fund invests in the securities of other open-end investment companies, the Manager will take appropriate action to avoid subjecting such Fund's shareholders to duplicate management and other fees and expenses.


         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


                                      * * *

         Part B describes certain of these investment policies and risk considerations. Part B also sets forth other investment policies, risk considerations and more specific investment restrictions.

APPENDIX A - RATINGS

         The following table sets forth the weighted average percentage of total investments with respect to the portfolios of certain Funds during the year ended as of December 31, 1997.

------------------------------------------------------------------------------------------------------------------------

      Moody's Rating
      (S&P Rating)                 Aaa          Aa         A        Baa          Ba         B         Unrated
------------------------------------------------------------------------------------------------------------------------
                                   (AAA)        (AA)       (A)      (BBB)        (BB)       (B)   Bonds/Other      Total
------------------------------------------------------------------------------------------------------------------------
Tax-Free Funds
Arizona                            51%           6%        19%       13%          5%        --        6%           100%
-----------------------------------------------------------------------------------------------------------------------
Colorado                           21%          20%        17%       25%          --        --       17%           100%
-----------------------------------------------------------------------------------------------------------------------
Florida                            32%          20%        19%       14%          --        --       15%           100%
-----------------------------------------------------------------------------------------------------------------------
Idaho                              23%           8%        27%       27%          --        --       15%           100%
-----------------------------------------------------------------------------------------------------------------------
Iowa                               27%          --         54%       13%                             6%            100%
-----------------------------------------------------------------------------------------------------------------------
Kansas                             51%          16%         9%       13%          --        --       11%           100%
-----------------------------------------------------------------------------------------------------------------------
Minnesota                          46%          10%        20%        7%          --        --       17%           100%
-----------------------------------------------------------------------------------------------------------------------
New Mexico                         49%           5%        26%        5%          --        --       10%           100%
-----------------------------------------------------------------------------------------------------------------------
North Dakota                       35%          28%        14%        9%          --        --       14%           100%
-----------------------------------------------------------------------------------------------------------------------
Utah                               59%          11%        14%        5%          --        --       11%           100%
-----------------------------------------------------------------------------------------------------------------------
Wisconsin                          38%           7%        14%        9%          --        --       32%           100%
-----------------------------------------------------------------------------------------------------------------------

Tax-Free Intermediate Funds
Florida                            62%           8%        --        25%          --        --        5%           100%
-----------------------------------------------------------------------------------------------------------------------
Minnesota                          36%           8%        11%       24%          --        --       21%           100%
-----------------------------------------------------------------------------------------------------------------------

General Rating Information
      The ratings list below can be further described as follows. For all catergories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all catergories lower than AAA, Standard & Poor's Ratings Group and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

Bonds

Moody's Investors           Aaa          Highest quality, smallest degree of investment risk.
Service, Inc.               Aa           High quality; together with Aaa bonds, they compose the high-grade bond group
                            A            Upper-medium-grade obligations; many favorable investment attributes.
                            Baa          Medium-grade obligations; neither highly protected nor poorly secured.
                                         Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.
                            Ba           More uncertain with speculative elements.  Protective of interest and principal payments not well safeguarded in good and bad times.
                            B            Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                            Caa          Poor standing, may be in default; elements of danger with respect to principal or interest payments.



                                                              -77-




                            Ca           Speculative in high degree; could be in default or have other marked shortcomings.
                            C            Lowest rated.  Extremely poor prospects of ever attaining investment standing.
Standard & Poor's           AAA          Highest rating; extremely strong capacity to pay principal and interest.
Ratings Group               AA           High quality; very strong capacity to pay principal and interest.
                            A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                            BBB          Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.
                            BB, B,       Predominantly speculative with respect to the issuer's capacity to meet required
                            CCC, CC      interest and principal payments. BB-lowest degree of speculation; CC-the highest degree of speculation.  Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                            D            In default.

Fitch IBCA, Inc.            AAA          Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
                            AA           Very high quality;  obligor's  ability to pay interest and repay principal is very  strong.  Because  bonds  rated  in the  AAA and AA  categories  are not significantly vulnerable to foreseeable future developments,  short-term debt of these issuers is generally rated F-1+.
                            A            High  quality;  obligor's  ability to pay  interest  and repay  principal  is considered to be strong,  but may be more  vulnerable  to adverse  changes in economic conditions and circumstances than higher-rated bonds.
                            BBB          Satisfactory  credit  quality;  obligor's  ability to pay  interest and repay principal is considered adequate.  Unfavorable changes in economic conditions and  circumstances are more likely to adversely affect these bonds and impair timely  payment.  The  likelihood  that the  ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
                            BB,          Not investment grade; predominantly speculative with respect to the issuer's
                            CCC,         capacity to repay interest and repay principal in accordance with the terms
                            CC, C        of the obligation for bond issues not in default.  BB is the least speculative.  C is the most speculative.



Commercial Paper

Moody's                              S&P                                Fitch

P-1          Superior                A-1+       Extremely strong        F-1+     Exceptionally strong quality
-------------------------------------------------------------------------------------------------------------
             quality                            quality
-------------------------------------------------------
                                     A-1        Strong quality          F-1      Very strong quality
----------------------------------------------------------------------------------------------------





P-2          Strong quality          A-2        Satisfactory quality    F-2      Good credit quality

P-3          Acceptable quality      A-3        Adequate quality        F-3      Fair quality
                                     B          Speculative quality     F-S      Weak credit quality
                                     C          Doubtful quality

State and Municipal Notes

Moody's                              S&P                                Fitch

MIG1/
VMIG1        Best quality            SP1+       Very strong quality     F-1+     Exceptionally strong quality
                                     SP1        Strong grade            F-1      Very strong quality

MIG2/
VMIG2        High quality            SP2        Satisfactory grade      F-2      Good credit quality

MIG3/
VMIG3        Favorable quality                                          F-3      Fair credit quality

MIG4/
VMIG4        Adequate quality

SG           Speculative quality     SP3        Speculative grade       F-S      Weak credit quality


          Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Classes should contact their financial adviser or call Delaware Investments at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

-------------------------------------------------------------------------------

Voyageur Tax Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.
-------------------------------------------------------------------------------

A CLASS
-------------------------------------------------------------------------------

B CLASS
-------------------------------------------------------------------------------

C CLASS
-------------------------------------------------------------------------------


PART B

STATEMENT OF
ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

 April 30, 1998


                        DELAWARE
                        INVESTMENTS
                        ===========

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                                  April 30, 1998

--------------------------------------------------------------------------------
Voyageur Tax Free Funds, Inc.
Voyageur Intermediate Tax-Free Funds, Inc.
Voyageur Insured Funds, Inc.
Voyageur Investment Trust
Voyageur Investment Trust II
Voyageur Mutual Funds, Inc.
Voyageur Mutual Funds II, Inc.
--------------------------------------------------------------------------------

1818 Market Street
Philadelphia, PA  19103
--------------------------------------------------------------------------------

For Prospectus and Performance of Class A Shares, Class B Shares and Class C
     Shares:
         Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C
     Shares:
         (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Restrictions and Policies
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
Investment Plans
--------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
--------------------------------------------------------------------------------
Redemption and Repurchase
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
Taxes
--------------------------------------------------------------------------------
Investment Management Agreements
--------------------------------------------------------------------------------
Officers and  Directors/Trustees
--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------
Appendix A--Special Factors Affecting the Funds
--------------------------------------------------------------------------------

         This Statement of Additional Information ("Part B") describes shares of each fund listed below (individually, a "Fund" and collectively, the "Funds"), which is a series of an open-end management investment company, commonly referred to as a mutual fund.


Delaware-Voyageur Tax-Free Arizona Intermediate Fund                       Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
Delaware-Voyageur Tax-Free Arizona Insured Fund                            Delaware-Voyageur Minnesota Insured Fund
Delaware-Voyageur Tax-Free Arizona Fund                                    Delaware-Voyageur Tax-Free Minnesota Fund
Delaware-Voyageur Tax-Free California Intermediate Fund                    Delaware-Voyageur Tax-Free Missouri Insured Fund
Delaware-Voyageur Tax-Free California Insured Fund                         Delaware-Voyageur Tax-Free New Mexico Fund
Delaware-Voyageur Tax-Free California Fund                                 Delaware-Voyageur Tax-Free New York Fund
Delaware-Voyageur Tax-Free Colorado Intermediate Fund                      Delaware-Voyageur Tax-Free North Dakota Fund
Delaware-Voyageur Tax-Free Colorado Insured Fund                           Delaware-Voyageur Tax-Free Oregon Insured Fund
Delaware-Voyageur Tax-Free Colorado Fund                                   Delaware-Voyageur Tax-Free Utah Fund
Delaware-Voyageur Tax-Free Florida Intermediate Fund                       Delaware-Voyageur Tax-Free Washington Insured Fund
Delaware-Voyageur Tax-Free Florida Insured Fund                            Delaware-Voyageur Tax-Free Wisconsin Fund
Delaware-Voyageur Tax-Free Florida Fund
Delaware-Voyageur Tax-Free Idaho Fund
Delaware-Voyageur Tax-Free Iowa Fund
Delaware-Voyageur Tax-Free Kansas Fund


     Each Fund offers three retail classes of shares: "Class A Shares," "Class B Shares" and "Class C Shares" (individually, a "Class" and collectively, the "Classes"). This Part B describes each Fund and each Class, except where noted.

     Class B Shares and Class C Shares of each Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 3.75% with respect to Tax-Free Funds and Insured Funds and 2.75% with respect to Tax-Free Intermediate Funds. Class A Shares are subject to annual 12b-1 Plan expenses which may not exceed 0.25%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase with respect to Tax-Free Funds and Insured Funds and three years of purchase with respect to Tax-Free Intermediate Funds. Class B Shares are subject to annual 12b-1 Plan expenses of 1%, which are assessed for approximately eight years after purchase against Class B Shares of Tax-Free Funds and Insured Funds and approximately five years after purchase against Class B Shares of Tax-Free Intermediate Funds. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Class C Shares of each Fund are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against Class C Shares for the life of the investment.

     This Part B supplements the information contained in the current Prospectus for the Funds dated April 30, 1998, as it may be amended from time to time. Part B should be read in conjunction with the Funds' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus for the Funds may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions

     The Funds have adopted certain investment restrictions set forth below which, together with the investment objectives of each Fund and other policies which are specifically identified as fundamental in the Prospectus or herein, cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (1) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. The following investment restrictions apply to Tax-Free Arizona Insured Fund, Tax-Free California Insured Fund, Tax-Free Colorado Fund, Tax-Free Florida Insured Fund, Tax-Free Kansas Fund, Minnesota Insured Fund, Tax-Free Minnesota Intermediate Fund, Tax-Free Minnesota Fund, Tax-Free Missouri Insured Fund, Tax-Free New Mexico Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Utah Fund, and Tax-Free Washington Insured Fund. No such Fund will:

     (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% (10% for Tax-Free Colorado Fund) of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above.

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     (4) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

     (7) Purchase or sell commodities or commodity contracts (including futures contracts).

     (8) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.


     (9) Invest in securities of any issuer if, to the knowledge of such Fund, officers and directors or trustees of such Fund or officers and directors or trustees of such Fund's investment adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities.


     (10) Invest 25% or more of its assets in the securities of issuers in any single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Funds' investment adviser (the "Manager") interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

     (11) Invest more than 15% of its net assets in illiquid investments.

     The following fundamental investment restrictions apply to Tax-Free Iowa Fund and Tax-Free Wisconsin Fund. These Funds will not:

     (1) Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce such Fund's net income.

     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

     (4) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.

     (5) Invest 25% or more of its assets in the securities of issuers in any single industry, except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations; provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

     (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that purchasing or selling on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.


     (7) Purchase or sell commodities or commodity contracts (including futures contracts). This restriction shall not restrict such Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).



     (8) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     The following restrictions apply to Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund. No such Fund will:

     (1) Borrow money (provided that such Fund may enter into reverse repurchase agreements), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of such Fund's total assets, including the amount borrowed. The Funds may not borrow for leverage purposes, provided that such Funds may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of such Fund's total assets.

     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, such Fund may be deemed to be an underwriter under federal securities laws.

     (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.


     (4) Make loans, except by purchase of debt obligations in which such Fund may invest consistent with its investment policies, and through repurchase agreements.


     (5) Invest 25% or more of its assets in the securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care, utility, transportation, education and/or industrial obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and, for defensive purposes, obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities. (Note: For purposes of this investment restriction, the Manager interprets "Tax Exempt Obligations" to exclude limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.)

     (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.


     (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict such Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).


     (8) With respect to Tax-Free Florida Intermediate Fund only, pledge, hypothecate, mortgage or otherwise incumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value). For the purposes of this restriction, collateral arrangements for margin deposits on futures contracts with respect to the writing of options, with respect to reverse repurchase agreements or with respect to similar investment techniques are not deemed to be a pledge of assets.

     The following non-fundamental investment restrictions may be changed by the Board of each Fund at any time. None of the Funds will:

     (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

     (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (3) With respect to Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund, make short sales of securities or maintain a short position for the account of such Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Tax Exempt Obligations

     The term "Tax Exempt Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and with respect to the Funds, other than the three national funds, personal income tax of the state specified in a Fund's name, if any. Tax-Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     Securities in which the Funds may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a state's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Funds and the value of each Fund's portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund's investment objective and policies and submit possible changes in the structure of each Fund for shareholder approval.

     To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch") for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds' Prospectus and this Part B. The ratings of Moody's , S&P and Fitch represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Manager will subject these securities to other evaluative criteria prior to investing in such securities.

     Floating and Variable Rate Demand Notes. The Funds may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically each time such index is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. The Manager monitors the creditworthiness of issuers of floating and variable rate demand notes in each Fund's portfolio.


     Escrow Secured Bonds or Defeased Bonds. Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P, Moody's and Fitch. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S.
government or agencies or instrumentalities of the U.S. government.


     State or Municipal Lease Obligations. Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Funds will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The Constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or
(3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

     Concentration Policy. As set forth in the Funds' Prospectus, although each Fund may invest 25% or more of its total assets in limited obligation bonds, no Fund will invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, except that the Funds may invest without limitation, in circumstances in which other appropriate available investments may be in limited supply, in housing, health care and/or utility obligations. Tax-Free Arizona Intermediate Fund, Tax-Free Arizona Fund, Tax-Free California Intermediate Fund, Tax-Free California Fund, Tax-Free Colorado Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Florida Intermediate Fund, Tax-Free Florida Fund, Tax-Free Idaho Fund and Tax-Free New York Fund also may, under such circumstances, invest in transportation, education and/or industrial obligations. Appropriate available investments may be in limited supply, from time to time in the opinion of the Manager, due to, among other things, each Fund's investment policy of investing primarily in obligations of its state (and the state's municipalities, other political subdivisions and public authorities) and of investing primarily in investment grade (high grade, with respect to the Tax-Free Insured Funds) securities. Additionally, the insurance policies of the Tax-Free Insured Funds may affect the appropriate available investment supply from time to time in the opinion of the Manager. Certain of the risks set forth below may be reduced or eliminated to the extent a Fund invests in insured Tax Exempt Obligations.

     Housing Obligations. Each Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory re3demption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     Health Care Obligations. Each Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

     Utility Obligations. Each Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.


     Transportation Obligations. Certain Funds may invest, from time to time, 25% or more of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

     Education Obligations. Certain Funds may invest, from time to time, 25% or more of their total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     Industrial Revenue Obligations. Certain Funds may invest, from time to time, 25% or more of their total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

     Other Risks. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of certain states for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Funds to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Taxable Obligations
     As set forth in the Funds' Prospectus, the Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation.

     Government Obligations. The Funds may invest in securities issued or guaranteed by the U. S. government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

     Repurchase Agreements. The Funds may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Funds' custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).


     Other Taxable Investments. The Funds also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the Funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. With respect to Colorado Fund, investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.


Options and Futures Transactions
     To the extent set forth in the Prospectus, each Fund may buy and sell put and call options on the securities in which they may invest, and certain Funds may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which a Fund may invest. Futures and options will be used to facilitate allocation of a Fund's investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can causes losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

     Writing Options. The Funds may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

     "Covered options" means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. A Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     Purchasing Options. The Funds may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.


     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. A Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

     Each of the Funds may also purchase call options. During the life of the call option, a Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Securities Index Option Trading. The Funds may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

     The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in a Fund's portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event the Manager is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

     Because exercises of index options are settled in cash, a Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When a Fund writes an option on an index, that Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or "qualified securities" with a market value determined on a daily basis of not less than 100% of the current market value of the option.


     Options purchased and written by a Fund may be exchange traded or may be options entered into by that Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or "OTC" options) (such as commercial banks or savings and loan associations) deemed creditworthy by the Manager. OTC options are illiquid and it may not be possible for a Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so.

     Futures Contracts and Options on Futures Contracts. Certain Funds may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.


     In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as "initial margin" a specified amount of cash or short-term, U.S. government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1-1/2% to 5% of a contract's face value. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund's existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of such Fund's assets.


     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

Risks of Transactions in Futures Contracts and Options.
     Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the financial instruments included in the applicable index.


     Successful use of futures contracts by a Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, that Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates.
A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by that Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Fund, and that Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, such Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but such Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although a Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that such Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Certain Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, such Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Certain Funds may purchase call options to hedge against an increase in price of securities that such Funds anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

     As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so. Accordingly, OTC options are subject to each Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, a Fund could experience a loss of all or part of the value of the option. The Manager anticipates that options on Tax Exempt Obligations will consist primarily of OTC options.

Illiquid Investments

     Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. For certain Funds, this policy is fundamental. See Investment Restrictions above. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgaged-backed U.S. government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). As a fundamental policy, the Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Manager to be liquid in accordance with standards established by the Funds' Board of Directors or Trustees. Under these guidelines, the Manager must consider, among other things,
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

     At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     As more fully described in the Funds' Prospectus, the Funds are permitted to invest in municipal leases. Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed above), the Manager may treat certain municipal leases as liquid investments and not subject to the policy limiting illiquid investments.

Diversification

     Each Fund designated as such on the cover of the Prospectus operates as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer. The other Funds are "non-diversified," as defined in the 1940 Act. See the Prospectus regarding certain considerations relating to "non-diversified" status.

     For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or a political subdivision thereof pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or a political subdivision thereof are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

     Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by one of the Funds exceeds 10% of the value of such Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. government securities will be treated as investments in U.S. government securities for purposes of determining a Fund's compliance with the 1940 Act diversification requirements.

      In order to qualify as a regulated investment company, each Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. Each Fund intends to conduct its operations so that it will comply with diversification requirements and qualify under the Code as a "regulated investment company."

Insurance
     The Manager anticipates that substantially all of the insured Tax-Exempt Obligations in each Insured Fund's investment portfolio will be covered by either Primary Insurance or Secondary Market Insurance. However, as a non-fundamental policy, the Insured Funds must obtain Portfolio Insurance on all Tax-Exempt Obligations requiring insurance that are not covered by either Primary Insurance or Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from Fund assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

     Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Fund's portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

     The Insured Funds are authorized to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of "AAA" from S&P or "Aaa" (or a short-term rating of "MIG-1") from Moody's, including AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC") and Financial Security Assurance, Inc. ("FSA").

     A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time.

     An insurance claims-paying ability rating by Moody's or S&P does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

     The assignment of ratings by Moody's or S&P to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

     Each of AMBAC, MBIA, FGIC, and FSA has a insurance claims-paying ability rating of Aaa from Moody's and AAA from S&P.

     AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Tax-Free Funds, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will excludable from federal gross income under Section 103(a) of the Code.

     As of December 31, 1997, the total admitted assets of AMBAC were approximately $8.2 billion with statutory capital of approximately $1.7 billion. Statutory capital consists of the AMBAC's statutory contingency reserve and policyholders' surplus.

     As of December 31, 1997, the total admitted assets (unaudited) of MBIA were approximately $9.8 billion with statutory capital of approximately $5 billion.

     As of December 31, 1997, the total admitted assets (unaudited) of FGIC were approximately $2.5 billion total capital and surplus (unaudited) approximately $1.8 billion.

     As of December 31, 1997, admitted assets of FSA were approximately $1.9 billion with statutory capital of approximately $782 million.

     None of AMBAC, MBIA, FGIC and FSA or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

     AMBAC, MBIA, FGIC and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation however, is not a guarantee that any of AMBAC, MBIA, FGIC and FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

     The information relating to AMBAC, MBIA, FGIC and FSA set forth above, including the financial information, has been furnished by such corporations or has been obtained from publicly available sources. Financial information with respect to AMBAC, MBIA, FGIC and FSA appears in reports filed by AMBAC, MBIA, FGIC and FSA with insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA, FGIC and FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.

PERFORMANCE INFORMATION


     From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life of fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

     In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

     The average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                             n
                                                       P(1+T) = ERV

Where  P       =    a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

       T       =    average annual total return;

       n       =    number of years; and

       ERV     =    redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable
                    CDSC, if any, with respect to Class B Shares and Class C
                    Shares.




     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made and that all distributions are reinvested at net asset value, and with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

     Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

     The performance, as shown below, is the average annual total return quotations of each Class of each Fund through December 31, 1997, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% with respect to Tax-Free Funds and Insured Funds and 2.75% with respect to Tax-Free Intermediate Funds paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at December 31, 1997. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at December 31, 1997 and therefore does not reflect the deduction of a CDSC.

     Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.




                                               Average Annual Total Return

Tax-Free Arizona Fund(3)
                                                          Class B       Class B                     Class C      Class C
              Class A         Class A                     Shares        Shares                      Shares       Shares
              Shares          Shares                    (including    (excluding                  (including   (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)       CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.91%         10.07%         12/31/97      5.34%         9.34%        12/31/97        8.32%        9.32%
 --------     -----         ------         --------      -----         -----        --------        -----        -----

Period                                      Period                                   Period
3/2/95(1)                                   6/29/95(1)                               5/13/95(1)
through                                     through                                  through
12/31/97       8.66%         10.14%         12/31/97      7.72%         8.78%        12/31/97        8.91%        8.91%
--------       -----         ------         --------      -----         -----        --------        -----        -----


                                              Average Annual Total Return

Tax-Free Arizona Insured Fund(3)
                                                          Class B       Class B                     Class C      Class C
              Class A        Class A                      Shares        Shares                      Shares       Shares
              Shares          Shares                    (including    (excluding                  (including   (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)       CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     4.88%          8.96%         12/31/97      4.06%         8.06%        12/31/97        7.05%        8.05%
  --------     -----          -----         --------      -----         -----        --------        -----        -----

                                            Period
3 years                                     3/10/95(1)                               3 years
ended                                       through                                  ended
12/31/97       9.15%         10.54%         12/31/97      6.76%         7.70%        12/31/97        9.60%        9.60%
--------       -----         ------         --------      -----         -----        --------        -----        -----


                                                                                     Period
5 years                                                                            5/26/94(1)
 ended                                                                               through
12/31/97      6.27%          7.09%                                                  12/31/97        7.08%        7.08%
--------      -----          -----                                                  --------        -----        -----

Period
4/1/91(1)
through
 12/31/97     7.58%          8.19%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.


                                              Average Annual Total Return

Tax-Free California Fund(3)
                                                         Class B      Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares         Shares                     (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)      CDSC)

1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     8.18%         12.43%         12/31/97      7.91%        11.91%        12/31/97       10.69%      11.69%
 --------     -----         ------         --------      -----        ------        --------       ------      ------

Period                                      Period                                   Period
3/3/95(1)                                   8/23/95(1)                               4/9/96(1)
through                                     through                                  through
12/31/97       8.57%         10.05%         12/31/97      9.63%        10.77%        12/31/97       11.20%      11.20%
--------       -----         ------         --------      -----        ------        --------       ------      ------


                                               Average Annual Total Return

Tax-Free  California Insured Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)      CDSC)

1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.65%          9.78%         12/31/97      5.29%         9.29%        12/31/97        7.98%       8.98%
 --------     -----          -----         --------      -----         -----        --------        -----       -----

                                                                                     Period
3 years                                     3 years                                  4/12/95(1)
ended                                       ended                                    through
12/31/97       9.69%         11.08%         12/31/97      9.79%        10.62%        12/31/97        7.04%       7.04%
--------       -----         ------         --------      -----        ------        --------        -----       -----

                                            Period
5 years                                     3/1/94(1)
ended                                       through
12/31/97       5.88%          6.70%         12/31/97      4.98%         5.66%
--------       -----          -----         --------      -----         -----

Period
10/15/92(1)
through
12/31/97       6.67%          7.45%
--------       -----          -----

(1)  Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.



                                                Average Annual Total Return

Tax-Free Colorado Fund(3)
                                                          Class B       Class B                     Class C     Class C
               Class A         Class A                    Shares        Shares                      Shares      Shares
               Shares          Shares                   (including    (excluding                  (including  (excluding
             (at offer)       (at NAV)                   CDSC)(2)        CDSC)                     CDSC)(4)      CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/97       7.23%         11.40%         12/31/97      6.47%        10.47%        12/31/97        9.47%      10.47%
--------       -----         ------         --------      -----        ------        --------        -----      ------

                                            Period
3 years                                     3/22/95(1)                               3 years
ended                                       through                                  ended
12/31/97      10.39%         11.80%         12/31/97      7.53%         8.47%        12/31/97       10.82%      10.82%
--------      ------         ------         --------      -----         -----        --------       ------      ------

                                                                                     Period
5 years                                                                              5/6/94(1)
ended                                                                                through
12/31/97       6.81%          7.63%                                                  12/31/97        7.67%       7.67%
--------       -----          -----                                                  --------        -----       -----

10 years
ended
12/31/97       8.31%          8.73%
--------       -----          -----

Period
4/23/87(1)
through
12/31/97       8.08%          8.47%
--------       -----          -----

                                               Average Annual Total Return

Tax-Free Florida Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A          Class A                    Shares        Shares                      Shares      Shares
              Shares           Shares                   (including    (excluding                  (including  (excluding
            (at offer)        (at NAV)                   CDSC)(2)        CDSC)                     CDSC)(4)      CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
12/31/97       6.77%         10.93%         12/31/97      6.35%         10.35%       12/31/97        9.09%     10.09%
--------       -----         ------         --------      -----         ------       --------        -----     ------

Period                                      Period                                   Period
3/2/95(1)                                   9/15/95(1)                               4/22/95(1)
through                                     through                                  through
 12/31/97     8.07%          9.53%         12/31/97      7.10%          8.29%       12/31/97        8.12%       8.12%
 --------     -----          -----         --------      -----          -----       --------        -----       -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                           Average Annual Total Return
Tax-Free Florida Insured Fund(3)
                                                          Class B       Class B
              Class A         Class A                     Shares        Shares
              Shares          Shares)                   (including    (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)
1 year                                      1 year
ended                                       ended
 12/31/97      6.25%         10.42%         12/31/97      5.58%         9.58%

 3 years                                   3 years
 ended                                     ended
12/31/97       9.85%         11.26%         12/31/97      9.83%        10.65%
--------       -----         ------         --------      -----        ------

                                            Period
5 years                                     3/11/94(1)
ended                                       through
 12/31/97     6.41%          7.24%         12/31/97      5.66%         6.33%
  --------     -----          -----         --------      -----         -----

Period
1/1/92(1)
through
12/31/97       7.21%          7.90%
--------       -----          -----

                                              Average Annual Total Return
Tax-Free Florida Intermediate Fund(3)
                                                          Class B      Class B                      Class C     Class C
              Class A         Class A                     Shares       Shares                       Shares      Shares
              Shares          Shares                    (including   (excluding                   (including  (excluding
            (at offer)       (at NAV)                    CDSC)(4)       CDSC)                      CDSC)(5)      CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     4.34%          7.25%         12/31/97      4.50%         6.50%        12/31/97        5.43%       6.43%
  --------     -----          -----         --------      -----         -----        --------        -----       -----

                                            Period                                   Period
 3 years                                   9/15/95(1)                               3/23/95(1)
 ended                                     through                                  through
 12/31/97     7.47%          8.46%         12/31/97      4.02%         4.44%        12/31/97        6.01%       6.01%
  --------     -----          -----         --------      -----         -----        --------        -----       -----

Period
5/1/94(1)
through
12/31/97       5.62%          6.41%
--------       -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and
     (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                           Average Annual Total Return

Tax-Free Idaho Fund(3)
                                                          Class B      Class B                      Class C     Class C
              Class A         Class A                     Shares       Shares                       Shares      Shares
              Shares          Shares                    (including   (excluding                   (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)       CDSC)                      CDSC)(4)      CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     6.23%         10.41%         12/31/97      5.87%         9.87%        12/31/97        8.49%       9.49%
 --------     -----         ------         --------      -----         -----        --------        -----       -----

Period                                      Period                                   Period
1/4/95(1)                                   3/16/95(1)                               1/11/95(1)
through                                     through                                  through
12/31/97       9.25%         10.65%         12/31/97      7.44%         8.38%        12/31/97        9.57%       9.57%
--------       -----         ------         --------      -----         -----        --------        -----       -----


                                              Average Annual Total Return

Tax-Free Iowa Fund(3)
                                                          Class B      Class B                      Class C     Class C
              Class A         Class A                     Shares       Shares                       Shares      Shares
              Shares          Shares                    (including   (excluding                   (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)       CDSC)                      CDSC)(4)      CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.43%          9.49%         12/31/97      4.75%         8.75%        12/31/97        7.68%       8.68%
 --------     -----          -----         --------      -----         -----        --------        -----       -----

                                            Period                                   Period
3 years                                     3/24/95(1)                               1/4/95(1)
ended                                       through                                  through
 12/31/97     9.30%         10.69%         12/31/97      6.59%         7.55%        12/31/97        9.74%       9.74%
 --------     -----         ------         --------      -----         -----        --------        -----       -----

Period
9/1/93(1)
through
 12/31/97     4.22%          5.14%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.




                                                Average Annual Total Return

Tax-Free Kansas Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)      CDSC)
ended                                       ended                                    ended
 12/31/97     5.95%         10.06%         12/31/97      5.28%         9.28%        12/31/97        8.17%       9.17%
 --------     -----         ------         --------      -----         -----        --------        -----       -----

                                            Period                                   Period
3 years                                     4/8/95(1)                                4/12/95(1)
ended                                       through                                  through
12/31/97       9.28%         10.68%         12/31/97      6.59%         7.56%        12/31/97        7.32%       7.32%
--------       -----         ------         --------      -----         -----        --------        -----       -----

5 years
ended
12/31/97       6.81%          7.63%
--------       -----          -----

Period
11/30/92(1)
through
12/31/97       6.80%          7.61%
--------       -----          -----

(1)  Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.




                                              Average Annual Total Return

Tax-Free Minnesota Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.59%          9.68%         12/31/97      4.95%         8.95%        12/31/97        7.82%       8.82%
 --------     -----          -----         --------      -----         -----        --------        -----       -----

                                            Period
3 years                                     3/11/95(1)                               3 years
ended                                       through                                  ended
12/31/97       8.62%         10.01%         12/31/97      6.76%         7.70%        12/31/97        9.21%       9.21%
--------       -----         ------         --------      -----         -----        --------        -----       -----

                                                                                     Period
5 years                                                                              5/4/94(1)
ended                                                                                through
 12/31/97     6.13%          6.95%                                                  12/31/97        6.79%       6.79%
 --------     -----          -----                                                  --------        -----       -----

 10 years
 ended
 12/31/97     7.60%          8.01%
 --------     -----          -----

Period
2/27/84(1)
through
 12/31/97     8.77%          9.08%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.


                                                Average Annual Total Return

Minnesota Insured Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
                                                                                                   --------
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     4.45%          8.49%         12/31/97      3.77%          7.77%       12/31/97        6.66%        7.66%
 --------     -----          -----         --------      -----          -----       --------        -----        -----

                                            Period
3 years                                     3/7/95(1)                                3 years
ended                                       through                                  ended
12/31/97       8.39%          9.77%         12/31/97      6.26%          7.20%       12/31/97        8.94%        8.94%
--------       -----          -----         --------      -----          -----       --------        -----        -----

                                                                                     Period
5 years                                                                              5/4/94(1)
ended                                                                                through
 12/31/97     5.94%          6.76%                                                  12/31/97        6.34%        6.34%
 --------     -----          -----                                                  --------        -----        -----

 10 years
 ended
 12/31/97     7.60%          8.01%
  --------     -----          -----

Period
5/1/87(1)
through
 12/31/97     7.25%          7.64%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.


                                                Average Annual Total Return

Tax-Free Minnesota Intermediate Fund(4)
                                                          Class B       Class B                     Class C     Class C
               Class A        Class A                     Shares        Shares                      Shares      Shares
               Shares         Shares                    (including    (excluding                  (including  (excluding
             (at offer)      (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(3)      CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     3.76%          6.69%         12/31/97      3.84%           5.84%      12/31/97        4.84%       5.84%
 --------     -----          -----         --------      -----           -----      --------        -----       -----

                                            Period
3 years                                     8/15/95(1)                               3 years
ended                                       through                                  ended
12/31/97       6.00%          7.00%         12/31/97      4.58%           4.98%      12/31/97        6.19%       6.19%
--------       -----          -----         --------      -----           -----      --------        -----       -----

                                                                                     Period
5 years                                                                              5/4/94(1)
ended                                                                                through
 12/31/97     4.74%          5.33%                                                  12/31/97        5.03%       5.03%
 --------     -----          -----                                                  --------        -----       -----

 10 years
 ended
 12/31/97     5.81%          6.11%
 --------     -----          -----

Period
10/27/85(1)
through
 12/31/97     5.99%          6.23%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and
     (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.
(3) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.
(4) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.


                                                Average Annual Total Return

Tax-Free Missouri Insured Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A          Class A                    Shares        Shares                      Shares      Shares
              Shares           Shares                   (including    (excluding                  (including  (excluding
            (at offer)        (at NAV)                   CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.36%          9.43%         12/31/97      4.66%         8.66%        12/31/97        7.49%       8.49%
 --------     -----          -----         --------      -----         -----        --------        -----       -----

                                                                                     Period
3 years                                     3 years                                  11/11/95(1)
ended                                       ended                                    through
12/31/97       9.32%         10.72%         12/31/97      9.21%        10.05%        12/31/97        6.15%       6.15%
--------       -----         ------         --------      -----        ------        --------        -----       -----

                                            Period
5 years                                     3/12/94(1)
ended                                       through
12/31/97       6.34%          7.15%         12/31/97      5.34%         6.01%
--------       -----          -----         --------      -----         -----

Period
11/2/92(1)
through
12/31/97       6.34%          7.13%
--------       -----          -----
                                              Average Annual Total Return

Tax-Free New Mexico Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                    CDSC) (4)     CDSC)
 1 year                                     1 year                                   1 year
 ended                                      ended                                    ended
12/31/97       5.89%          10.01%        12/31/97       5.24%         9.24%       12/31/97        8.06%       9.06%
--------       -----          ------        --------       -----         -----       --------        -----       -----

                                                                                      Period
3 years                                     3 years                                  5/7/96(1)
ended                                       ended                                    through
 12/31/97     9.68%          11.07%        12/31/97       9.47%        10.30%       12/31/97        9.35%       9.35%
--------     -----          ------        --------       -----        ------       --------        -----       -----

                                             Period
 5 years                                   3/3/94(1)
ended                                       through
 12/31/97     6.65%           7.47%        12/31/97       5.35%         6.01%
 --------     -----           -----        --------       -----         -----

Period
10/5/92(1)
through
 12/31/97     7.05%           7.84%
 --------     -----           -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                                                Average Annual Total Return

Tax-Free New York Fund(3)

                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     3.04%          7.09%         12/31/97      2.41%          6.39%       12/31/97        5.29%       6.29%
 --------     -----          -----         --------      -----          -----       --------        -----       -----

                                                                                     Period
3 years                                     3 years                                  4/26/95(1)
ended                                       ended                                    through
12/31/97       5.54%          6.89%         12/31/97      5.03%          5.93%       12/31/97        4.83%       4.83%
--------       -----          -----         --------      -----          -----       --------        -----       -----

                                            Period
5 years                                     11/14/94(1)
ended                                       through
12/31/97       4.79%          5.59%         12/31/97      5.49%          6.34%
--------       -----          -----         --------      -----          -----

10 years
ended
12/31/97       7.13%          7.54%
--------       -----          -----

Period
11/6/87(1)
through
12/31/97       7.11%          7.52%
--------       -----          -----

(1)  Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.



                                              Average Annual Total Return

Tax-Free North Dakota Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.36%          9.43%         12/31/97      4.82%           8.82%      12/31/97        7.57%       8.57%
 --------     -----          -----         --------      -----           -----      --------        -----       -----

                                                                                     Period
3 years                                     3 years                                  7/29/95(1)
ended                                       ended                                    through
12/31/97       8.84%         10.22%         12/31/97      8.83%           9.66%      12/31/97        7.37%       7.37%
--------       -----         ------         --------      -----           -----      --------        -----       -----

                                            Period
5 years                                     5/10/94(1)
ended                                       through
12/31/97       6.27%          7.08%         12/31/97      7.22%           7.90%
--------       -----          -----         --------      -----           -----

Period
4/1/91(1)
through
 12/31/97     7.43%          8.04%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.



                                                Average Annual Total Return

Tax-Free Oregon Insured Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)

1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     5.59%          9.66%         12/31/97      4.90%          8.90%       12/31/97        7.75%       8.75%
 --------     -----          -----         --------      -----          -----       --------        -----       -----

                                                                                     Period
3 years                                     3 years                                  7/5/95(1)
ended                                       ended                                    through
12/31/97       8.91%         10.32%         12/31/97      8.85%          9.68%       12/31/97        7.02%       7.02%
--------       -----         ------         --------      -----          -----       --------        -----       -----

Period                                      Period
8/1/93(1)                                   3/12/94(1)
through                                     through
12/31/97       5.02%          5.93%         12/31/97      5.15%          5.83%
--------       -----          -----         --------      -----          -----


                                               Average Annual Total Return

Tax-Free Utah Fund(3)
                                                          Class B       Class B
              Class A         Class A                     Shares        Shares
              Shares          Shares                    (including    (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)
1 year                                      1 year
ended                                       ended
 12/31/97     5.98%         10.08%         12/31/97      5.28%          9.28%

                                            Period
3 years                                     5/27/95(1)
ended                                       through
12/31/97       9.25%         10.64%         12/31/97      6.00%          7.04%
--------       -----         ------         --------      -----          -----

5 years
ended
12/31/97       6.83%          7.64%
--------       -----          -----

Period
10/5/92(1)
through
 12/31/97     7.44%          8.22%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.




                                                Average Annual Total Return

Tax-Free Washington Insured Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     6.11%         10.23%         12/31/97      5.38%         9.38%        12/31/97        8.31%       9.31%
 --------     -----         ------         --------      -----         -----        --------        -----       -----

                                            Period                                   Period
3 years                                     10/24/95(1)                              4/21/95(1)
ended                                       through                                  through
 12/31/97     9.77%         11.19%         12/31/97      6.05%         7.32%        12/31/97        7.61%       7.61%
 --------     -----         ------         --------      -----         -----        --------        -----       -----

Period
8/1/93(1)
through
12/31/97       6.53%          7.46%
--------       -----          -----

                                              Average Annual Total Return

Tax-Free Wisconsin Fund(3)
                                                          Class B       Class B                     Class C     Class C
              Class A         Class A                     Shares        Shares                      Shares      Shares
              Shares          Shares                    (including    (excluding                  (including  (excluding
            (at offer)       (at NAV)                    CDSC)(2)        CDSC)                     CDSC)(4)     CDSC)
                                                                                                   --------
1 year                                      1 year                                   1 year
ended                                       ended                                    ended
 12/31/97     4.93%          9.07%         12/31/97      4.27%          8.27%       12/31/97        7.16%       8.16%
 --------     -----          -----         --------      -----          -----       --------        -----       -----

                                            Period                                   Period
3 years                                     4/22/95(1)                               3/28/95(1)
ended                                       through                                  through
 12/31/97     8.55%          9.94%         12/31/97      5.74%          6.74%       12/31/97        6.84%       6.84%
 --------     -----          -----         --------      -----          -----       --------        -----       -----

Period
9/1/93(1)
through
 12/31/97     4.23%          5.15%
 --------     -----          -----

(1)  Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

         As stated in the Funds' Prospectus, each Fund may also quote its respective Classes' current yield in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:


                                        a-b        6
                           YIELD = 2[(-------- + 1)  -- 1]
                                        cd

Where: a    =   dividends and interest earned during the period;


       b    =   expenses accrued for the period (net of  payments);


       c    =   the average daily number of shares outstanding during the
                period that were entitled to receive dividends; and

       d    =   the maximum offering price per share on the last day of the period.


         The above formula will be used in calculating quotations of yield for each Class, based on specified 30-day periods identified in advertising by the Funds. Using this formula, the yields for the Funds for the 30-day period ended December 31, 1997 were as follows:

                                                     30-Day Yield at 12/31/97*
                                                     -------------------------

   Tax-Free Arizona Insured Fund - Class A                  4.16%
   Tax-Free Arizona Insured Fund - Class B                  3.57
   Tax-Free Arizona Insured Fund - Class C                  3.57
   Tax-Free Arizona Fund - Class A                          5.04
   Tax-Free Arizona Fund - Class B                          4.50
   Tax-Free Arizona Fund - Class C                          4.48
   Tax-Free California Insured Fund - Class A               4.17
   Tax-Free California Insured Fund - Class B               3.58
   Tax-Free California Insured Fund - Class C               3.61
   Tax-Free California Fund - Class A                       4.97
   Tax-Free California Fund - Class B                       4.40
   Tax-Free California Fund - Class C                       4.20
   Tax-Free Colorado Fund - Class A                         4.47
   Tax-Free Colorado Fund - Class B                         3.89
   Tax-Free Colorado Fund - Class C                         3.89


* Reflects fee waivers and payment of expenses in effect during the period. Performance would have been lower without fee waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.

                                                     30-Day Yield at 12/31/97*
                                                     -------------------------

   Tax-Free Florida Insured Fund - Class A                  4.25%
   Tax-Free Florida Insured Fund - Class B                  3.67
   Tax-Free Florida Intermediate Fund - Class A             3.97
   Tax-Free Florida Intermediate Fund - Class B             3.23
   Tax-Free Florida Intermediate Fund - Class C             3.23
   Tax-Free Florida Fund - Class A                          4.88
   Tax-Free Florida Fund - Class B                          4.31
   Tax-Free Florida Fund - Class C                          4.32
   Tax-Free Idaho Fund - Class A                            4.49
   Tax-Free Idaho Fund - Class B                            3.92
   Tax-Free Idaho Fund - Class C                            3.93
   Tax-Free Iowa Fund - Class A                             4.09
   Tax-Free Iowa Fund - Class B                             3.50
   Tax-Free Iowa Fund - Class C                             3.50
   Tax-Free Kansas Fund - Class A                           4.25
   Tax-Free Kansas Fund - Class B                           3.66
   Tax-Free Kansas Fund - Class C                           3.67
   Tax-Free Minnesota Insured Fund - Class A                4.05
   Tax-Free Minnesota Insured Fund - Class B                3.47
   Tax-Free Minnesota Insured Fund - Class C                3.46
   Tax-Free Minnesota Intermediate Fund - Class A           3.77
   Tax-Free Minnesota Intermediate Fund - Class B           3.03
   Tax-Free Minnesota Intermediate Fund - Class C           3.63
   Tax-Free Minnesota Fund - Class A                        4.39
   Tax-Free Minnesota Fund - Class B                        3.81
   Tax-Free Minnesota Fund - Class C                        3.81
   Tax-Free Missouri Insured Fund - Class A                 4.04
   Tax-Free Missouri Insured Fund - Class B                 3.45
   Tax-Free Missouri Insured Fund - Class C                 3.45
   Tax-Free New Mexico Fund - Class A                       4.45
   Tax-Free New Mexico Fund - Class B                       3.91
   Tax-Free New Mexico Fund - Class C                       3.91
   Tax-Free New York Fund - Class A                         3.72
   Tax-Free New York Fund - Class B                         3.13
   Tax-Free New York Fund - Class C                         3.13
   Tax-Free North Dakota Fund - Class A                     4.20
   Tax-Free North Dakota Fund - Class B                     3.62
   Tax-Free North Dakota Fund - Class C                     3.62

* Reflects fee waivers and payment of expenses in effect during the period. Performance would have been lower without fee waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.

                                                     30-Day Yield at 12/31/97*
                                                     -------------------------


   Tax-Free Oregon Insured Fund - Class A                   4.17%
   Tax-Free Oregon Insured Fund - Class B                   3.59
   Tax-Free Oregon Insured Fund - Class C                   3.59
   Tax-Free Utah Fund - Class A                             4.54
   Tax-Free Utah Fund - Class B                             3.96
   Tax-Free Washington Insured Fund - Class A               4.57
   Tax-Free Washington Insured Fund - Class B               4.00
   Tax-Free Washington Insured Fund - Class C               4.00
   Tax-Free Wisconsin Fund - Class A                        4.15
   Tax-Free Wisconsin Fund - Class B                        3.57
   Tax-Free Wisconsin Fund - Class C                        3.56

* Reflects fee waivers and payment of expenses in effect during the period. Performance would have been lower without fee waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.

       Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments.

         Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated marginal income tax rate and adding the product to that portion, if any, of the yield of that Fund that is not tax-exempt.

       The taxable equivalent yields for the Funds for the 30-day period ended December 31, 1997 are set forth below. These taxable equivalent yields are based on the Federal marginal income tax rates combined with state marginal income tax rates indicated in the footnotes following this table. Each combined marginal rate assumes a single taxpayer and that state income taxes paid are fully deductible for purposes of computing federal taxable income. The combined marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. In addition, the combined marginal rates do not reflect any state personal property taxes, such as the Florida intangible tax, or any local taxes that may apply. The highest state marginal tax rate was used for each Federal taxable income bracket.

                                                                                ARIZONA(1)*
                                                          31.74%      34.59%       39.58%      42.98%
Tax-Free Arizona Insured Fund - Class A                    6.09%       6.36%        6.89%       7.30%
Tax-Free Arizona Insured Fund - Class B                    5.23        5.46         5.91        6.26
Tax-Free Arizona Insured Fund - Class C                    5.23        5.46         5.91        6.26
Tax-Free Arizona Fund - Class A                            7.38        7.71         8.34        8.84
Tax-Free Arizona Fund - Class B                            6.59        6.88         7.45        7.89
Tax-Free Arizona Fund - Class C                            6.56        6.85         7.41        7.86


                                                                            CALIFORNIA(2)*
                                                          34.70%      37.42%       41.95%      45.22%
Tax-Free California Insured Fund - Class A                 6.34%       6.66%        7.18%       7.61%
Tax-Free California Insured Fund - Class B                 5.48        5.72         6.17        6.54
Tax-Free California Insured Fund - Class C                 5.53        5.77         6.22        6.59
Tax-Free California Fund - Class A                         7.61        7.94         8.56        9.07
Tax-Free California Fund - Class B                         6.74        7.03         7.58        8.03
Tax-Free California Fund - Class C
                                                                          COLORADO (3)*
                                                          31.60%      34.45%       39.20%      42.62%
Tax-Free Colorado Fund - Class A                           6.54%       6.82%        7.35%       7.79%
Tax-Free Colorado Fund - Class B                           5.69        5.93         6.40        6.78
Tax-Free Colorado Fund - Class C                           5.69        5.93         6.40        6.78

                                                                         FLORIDA*
                                                          28.00%      31.00%       36.00%      39.60%
Tax-Free Florida Insured Fund - Class A                    5.90%       6.16%        6.64%       7.04%
Tax-Free Florida Insured Fund - Class B                    5.10        5.32         5.73        6.08
Tax-Free Florida Intermediate Fund - Class A               5.51        5.75         6.20        6.57
Tax-Free Florida Intermediate Fund - Class B               4.49        4.68         5.05        5.35
Tax-Free Florida Intermediate Fund - Class C               4.49        4.68         5.05        5.35
Tax-Free Florida Fund - Class A                            6.78        7.07         7.63        8.08
Tax-Free Florida Fund - Class B                            5.99        6.25         6.73        7.14
Tax-Free Florida Fund - Class C                            6.00        6.26         6.75        7.15

                                                                               IDAHO(4)*
                                                          33.90%      36.66%       41.25%      44.55%
Tax-Free Idaho Fund - Class A                              6.79%       7.09%        7.64%       8.10%
Tax-Free Idaho Fund - Class B                              5.93        6.19         6.67        7.07
Tax-Free Idaho Fund - Class C                              5.95        6.20         6.69        7.09

                                                                               IOWA (5)*
                                                          33.32%      35.90%       40.24%      43.39%
Tax-Free Iowa Fund - Class A                               6.13%       6.38%        6.84%       7.22%
Tax-Free Iowa Fund - Class B                               5.25        5.46         5.96        6.18
Tax-Free Iowa Fund - Class C                               5.25        5.46         5.86        6.18


                                                                            KANSAS (6)*
                                                          33.58%      36.35%       40.96%      44.28%
Tax-Free Kansas Fund - Class A                             6.40%       6.68%        7.20%       7.63%
Tax-Free Kansas Fund - Class B                             5.51        5.75         6.20        6.57
Tax-Free Kansas Fund - Class C                             5.53        5.77         6.22        6.59




                                                                               MINNESOTA (7)*
                                                          34.12%      36.87%       41.44%      44.73%
Minnesota Insured Fund - Class A                           6.15%       6.42%        6.92%       7.33%
Minnesota Insured Fund - Class B                           5.27        6.50         5.93        6.28
Minnesota Insured Fund - Class C                           5.25        5.48         5.91        6.26
Tax-Free Minnesota Intermediate Fund - Class A             5.72        5.97         6.44        6.82
Tax-Free Minnesota Intermediate Fund - Class B             4.60        4.80         5.17        5.48
Tax-Free Minnesota Intermediate Fund - Class C             4.60        4.80         5.17        5.48
Tax-Free Minnesota Fund - Class A                          6.66        6.95         7.50        7.94
Tax-Free Minnesota Fund - Class B                          5.78        6.04         6.51        6.89
Tax-Free Minnesota Fund - Class C                          5.78        6.04         6.51        6.89

                                                                             MISSOURI(8)*
                                                          31.16%      33.91%       38.51%      41.84%
Tax-Free Missouri Insured Fund - Class A                   5.87%       6.11%        6.57%       6.95%
Tax-Free Missouri Insured Fund - Class B                   5.01        5.22         5.61        5.93
Tax-Free Missouri Insured Fund - Class C                   5.01        5.22         5.61        5.93

                                                                            NEW MEXICO(9)*
                                                          33.69%      36.87%       41.44%      44.73%
Tax-Free New Mexico Fund - Class A                         6.76%       7.10%        7.65%       8.11%
Tax-Free New Mexico Fund - Class B                         5.90        6.19         6.68        7.07
Tax-Free New Mexico Fund - Class C                         5.90        6.19         6.68        7.07

                                                                           NEW YORK(10)*
                                                          33.13%      35.92%       40.56%      43.90%
Tax-Free New York Fund - Class A                           5.56%       5.81%        6.26%       6.63%
Tax-Free New York Fund - Class B                           4.68        4.88         5.27        5.58
Tax-Free New York Fund - Class C                           4.68        4.88         5.27        5.58


                                                                          NORTH DAKOTA(11)*
                                                          30.72%      33.87%       39,07%      42.77%
Tax-Free North Dakota Fund - Class A                       6.06%       6.35%        6.89%       7.34%
Tax-Free North Dakota Fund - Class B                       5.23        5.47         5.94        6.33
Tax-Free North Dakota Fund - Class C                       5.23        5.47         5.94        6.33

                                                                               OREGON(12)*
                                                          34.48%      37.21%       41.76%      45.04%
Tax-Free Oregon Insured Fund - Class A                     6.36%       6.64%        7.16%       7.59%
Tax-Free Oregon Insured Fund - Class B                     5.48        5.72         6.16        6.53
Tax-Free Oregon Insured Fund - Class C                     5.48        5.72         6.16        6.53




                                                                               UTAH(13)*
                                                          32.38%      35.13%       39.72%      43.04%
Tax-Free Utah Fund - Class A                               6.71%       7.00%        7.53%       7.97%
Tax-Free Utah Fund - Class B                               5.86        6.10         6.57        6.95

                                                                              WASHINGTON*
                                                          28.00%      31.00%       36.00%      39.60%
Tax-Free Washington Insured Fund - Class A                 6.35%       6.62%        7.14%       7.57%
Tax-Free Washington Insured Fund - Class B                 5.56        5.80         6.25        6.62
Tax-Free Washington Insured Fund - Class C                 5.56        5.80         6.25        6.62

                                                                               WISCONSIN(14)*
                                                          32.99%      35.78%       40.44%      43.79%
Tax-Free Wisconsin Fund - Class A                          6.19%       6.46%        6.77%       7.38%
Tax-Free Wisconsin Fund - Class B                          5.33        5.56         5.99        6.35
Tax-Free Wisconsin Fund - Class C                          5.31        5.54         5.98        6.33


* Reflects fee waivers and payment of expenses in effect during the period. Performance would have been lower without fee waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.

(1) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 5.2% Arizona marginal rate and a 26.54% federal marginal rate, (b) a 5.2% Arizona marginal rate and a 29.39% federal marginal rate, (c) a 5.6% Arizona marginal rate and a 33.98% federal marginal rate, and (d) a 5.6% Arizona marginal rate and a 37.38% federal marginal rate.

(2) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 9.3% California marginal rate and (a) a 25.4% federal marginal rate, (b) a 28.12% federal marginal rate, (c) a 32.65% federal marginal rate, and (d) a 35.92% federal marginal rate.

(3) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 5% Colorado rate and (a) a 26.6% federal marginal rate, (b) a 29.45% federal marginal rate, (c) a 34.20% federal marginal rate, and (d) 37.62% federal marginal rate.

(4) The four combined rates listed above assume, respectively, that the taxpayer is subject to an 8.20% Idaho tax rate and (a) a 25.70% federal marginal rate, (b) a 28.46% federal marginal rate, (c) a 33.05% federal marginal rate, and (d) a 36.35% federal marginal rate.

(5) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 7.39% Iowa marginal rate and a 25.93% federal marginal rate, (b) a 7.11% Iowa marginal rate and a 28.8% federal marginal rate, (c) a 6.63% Iowa marginal rate and a 33.61% federal marginal rate, and (d) a 6.28% Iowa marginal rate and a 37.11% federal marginal rate.

(6) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 7.75% Kansas marginal rate and (a) a 25.83% federal marginal rate, (b)a 28.60% federal marginal rate, (c) a 33.21% federal marginal rate, and (d) a 36.53% federal marginal rate.

(7) The four combined rates listed above assume, respectively, that the taxpayer is subject to an 8.5% Minnesota marginal rate and (a) a 25.62% federal marginal rate, (b) a 28.37% federal marginal rate, (c) a 32.94% federal marginal rate, and (d) a 36.23% federal marginal rate.

(8)  The four combined rates listed above assume that the taxpayer is subject to
     (a) a 4.39% Missouri marginal rate and a 26.77% federal marginal rate, (b) a 4.22% Missouri marginal rate and a 29.69% federal marginal rate, (c) a 3.92% Missouri marginal rate and a 34.59% federal marginal rate, and (d) a 3.71% Missouri marginal rate and a 38.13% federal marginal rate.

(9) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 7.9% New Mexico marginal rate and a 25.79% federal marginal rate, (b) a 8.5% New Mexico marginal rate and a 28.37% federal marginal rate, (c) a 8.5% New Mexico marginal rate and a 32.94% federal marginal rate, and (d) a 8.5% New Mexico marginal rate and a 36.23% federal marginal rate.

(10) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 7.125% New York marginal rate and (a) a 26% federal marginal rate, (b) a 28.79% federal marginal rate, (c) a 33.43% federal marginal rate and (d) a 36.77% federal marginal rate.

(11) The four combined rates listed above assume that the taxpayer is subject to
     (a) 26.94%, (b) 29.71%, (c) 34.27%% and (d) 37.52% federal marginal rates and elects to determine his or her North Dakota income tax liability as an amount equal to 14% of his or her adjusted federal income tax liability.

(12) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 9% Oregon tax rate and (a) a 25.48% federal marginal rate, (b) a 28.21% federal marginal rate, (c) a 32.76% federal marginal rate, and (d) a 36.04% federal marginal rate.

(13) The four combined rates listed above assume, respectively, that the taxpayer is subject to (a) a 6.08% Utah marginal rate and a 26.30% federal marginal rate, (b) a 5.98% Utah marginal rate and a 29.15% federal marginal rate, (c) a 5.81% Utah marginal rate and a 33.91% federal marginal rate, and (d) a 5.69% Utah marginal rate and a 37.35% federal marginal rate.

(14) The four combined rates listed above assume, respectively, that the taxpayer is subject to a 6.93% Wisconsin marginal rate and (a) a 26.06% federal marginal rate, (b) a 28.85% federal marginal rate, (c) a 33.51% federal marginal rate, and (d) a 36.86% federal marginal rate.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. Each Fund's net asset value will tend to rise when interest rates fall. Conversely, each Fund's net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset values as well as the yield before making a decision to invest.

         From time to time, the Funds may quote actual total return and/or yield performance for their Classes in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond an other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

          Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Funds. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, treasury bills and shares of the Funds. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Funds and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Funds may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Funds may include information regarding the background and experience of its portfolio managers.

         The total return performance for each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and, in the case of Class A Shares, the impact of the maximum front-end sales charge, if any, paid on the illustrated investment amount, annualized. Performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. Performance of Class B Shares and Class C Shares will be calculated with both the applicable CDSC included and excluded. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations.


         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through December 31, 1997. The calculations assume the reinvestment of any realized securities profits, distributions and income dividends paid during the indicated periods. The performance also reflects maximum sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                             Cumulative Total Return

Tax-Free Arizona Fund(3)

                                       Class B       Class B                  Class C      Class C
              Class A                   Shares        Shares                   Shares       Shares
              Shares                  (including    (excluding               (including   (excluding
            (at offer)                 CDSC)(2)        CDSC)                  CDSC)(5)      CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (0.84%)      12/31/97     (1.14%)        2.86%      12/31/97      1.85%        2.85%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      2.21%(4)    12/31/97      1.90%         5.90%      12/31/97      4.89%        5.89%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      5.87%       12/31/97      5.37%         9.37%      12/31/97      8.46%        9.46%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      5.91%       12/31/97      5.34%         9.34%      12/31/97      8.32%        9.32%

Period                    Period                                 Period
3/2/95(1)                 6/29/95(1)                             5/13/95(1)
through                   through                                through
12/31/97     26.57%       12/31/97     20.51%        23.51%      12/31/97     25.24%       25.24%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.20%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is
    1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Arizona Insured Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                  Shares         Shares                   Shares       Shares
              Shares                 (including     (excluding               (including   (excluding
            (at offer)                CDSC)(2)         CDSC)                  CDSC)(5)      CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (1.13%)      12/31/97     (1.56%)        2.44%      12/31/97      1.53%        2.53%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      1.74%(4)    12/31/97      1.17%         5.17%      12/31/97      4.26%        5.26%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      5.26%       12/31/97      4.67%         8.67%      12/31/97      7.66%        8.66%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      4.88%       12/31/97      4.06%         8.06%      12/31/97      7.08%        8.08%

                          Period
3 years                   3/10/95(1)                             3 years
ended                     through                                ended
12/31/97     30.05%       12/31/97     20.21%        23.21%      12/31/97     31.65%       31.65%

                                                                 Period
5 years                                                          5/26/94(1)
ended                                                            through
12/31/97     35.55%                                              12/31/97     27.93%       27.93%

Period
4/1/91(1)
through
 12/31/97    63.75%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 5.68%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free California Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                  Shares         Shares                   Shares       Shares
              Shares                 (including     (excluding               (including   (excluding
            (at offer)                CDSC)(2)         CDSC)                  CDSC)(5)      CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (0.40%)      12/31/97     (0.75%)        3.25%      12/31/97      2.26%        3.26%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97       3.91%(4)   12/31/97      3.56%         7.56%      12/31/97      6.54%        7.54%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      8.08%       12/31/97      7.82%        11.82%      12/31/97     10.66%       11.66%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      8.18%       12/31/97      7.91%        11.91%      12/31/97     10.69%       11.69%

Period                    Period                                 Period
3/2/95(1)                 8/23/95(1)                             4/9/96(1)
 through                  through                                through
12/31/97     26.27%       12/31/97     24.19%        27.19%      12/31/97     20.15%       20.15%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 7.95%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free California Insured Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                  Shares         Shares                   Shares       Shares
              Shares                 (including     (excluding               (including   (excluding
            (at offer)                CDSC)(2)         CDSC)                  CDSC)(5)      CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (1.00%)      12/31/97     (1.25%)        2.75%      12/31/97      1.67%        2.67%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      2.56%(4)    12/31/97      2.30%         6.30%      12/31/97      5.17%        6.17%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      6.01%       12/31/97      5.75%         9.75%      12/31/97      8.54%        9.54%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      5.65%       12/31/97      5.29%         9.29%      12/31/97      7.98%        8.98%

                                                                 Period
3 years                   3 years                                4/12/95(1)
ended                     ended                                  through
12/31/97     31.98%       12/31/97     32.35%        35.35%      12/31/97     20.35%       20.35%

                          Period
5 years                   3/1/94(1)
ended                     through
12/31/97     33.05%       12/31/97     20.50%        23.50%

Period
10/15/92(1)
through
12/31/97     39.99%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.54%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Colorado Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                  Shares         Shares                   Shares       Shares
              Shares                 (including     (excluding               (including   (excluding
            (at offer)                CDSC)(2)         CDSC)                  CDSC)(5)      CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (0.38%)      12/31/97     (0.73%)        3.27%      12/31/97      2.27%        3.27%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      3.29%(4)    12/31/97      2.85%         6.85%      12/31/97      5.85%        6.85%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      7.34%       12/31/97      6.79%        10.79%      12/31/97      9.79%       10.79%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      7.23%       12/31/97      6.47%        10.47%      12/31/97      9.47%       10.47%

                          Period
3 years                   3/22/95(1)                             3 years
ended                     through                                ended
12/31/97     34.52%       12/31/97     22.34%        25.34%      12/31/97     36.11%       36.11%

                                                                 Period
5 years                                                          5/6/94(1)
ended                                                            through
12/31/97     39.04%                                              12/31/97     31.02%       31.02%

10 years
ended
 12/31/97   122.19%

Period
4/23/87(1)
through
 12/31/97 129.56%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 7.28%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Florida Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                  Shares         Shares                   Shares       Shares
              Shares                 (including     (excluding               (including   (excluding
            (at offer)                CDSC)(2)         CDSC)                  CDSC)(5)      CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (0.66%)      12/31/97     (1.01%)        2.99%      12/31/97      2.00%        3.00%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      2.71%(4)    12/31/97      2.43%         6.43%      12/31/97      5.27%        6.27%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      6.53%       12/31/97      6.27%        10.27%      12/31/97      9.02%       10.02%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      6.77%       12/31/97      6.35%        17.06%      12/31/97      9.09%       10.09%

Period                    Period                                 Period
3/2/95(1)                 9/15/95(1)                             4/22/95(1)
through                   through                                through
12/31/97     24.60%       12/31/97      9.09%        23.43%      12/31/97     23.43%       23.43%



(1) Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.67%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Florida Insured Fund(3)

                                                  Class B                  Class B
              Class A                             Shares                   Shares
              Shares                            (including               (excluding
            (at offer)                           CDSC)(2)                   CDSC)
3 months                     3 months
ended                        ended
12/31/97     (0.81%)         12/31/97            (1.24%)                    2.77%

6 months                     6 months
ended                        ended
12/31/97      2.78%(4)       12/31/97             2.41%                     6.41%

9 months                     9 months
ended                        ended
12/31/97      6.65%          12/31/97             6.14%                    10.14%

1 year                       1 year
ended                        ended
12/31/97      6.25%          12/31/97             5.58%                     9.58%

3 years                      3 years
ended                        ended
12/31/97     32.56%          12/31/97            32.48%                    35.48%

                             Period
5 years                      3/11/94(1)
ended                        through
12/31/97     36.46%          12/31/97            23.34%                    26.34%

Period
1/1/92(1)
through
12/31/97     51.88%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.78%.

                             Cumulative Total Return

Tax-Free Florida Intermediate Fund(2)

                                      Class B        Class B                  Class C      Class C
             Class A                   Shares         Shares                   Shares       Shares
             Shares                  (including     (excluding               (including   (excluding
           (at offer)                 CDSC)(3)         CDSC)                  CDSC)(5)       CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (0.75%)      12/31/97     (0.24%)        1.76%      12/31/97      0.86%        1.86%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      1.48%(4)    12/31/97      1.97%         3.97%      12/31/97      3.05%        4.05%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      3.94%       12/31/97      4.22%         6.22%      12/31/97      5.18%        6.18%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      4.34%       12/31/97      4.50%         6.50%      12/31/97      5.43%        6.43%

                          Period                                 Period
3 years                   9/15/95(1)                             3/23/95(1)
ended                     through                                through
12/31/97     24.11%       12/31/97      9.48%        10.48%      12/31/97     17.61%       17.61%


Period
5/1/94(1)
through
12/31/97     22.21%



(1) Date of initial public offering.

(2) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(3) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and
    (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 4.39%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Idaho Fund(3)

                                      Class B        Class B                  Class C      Class C
             Class A                   Shares         Shares                   Shares       Shares
             Shares                  (including     (excluding               (including   (excluding
           (at offer)                 CDSC)(2)         CDSC)                  CDSC)(5)       CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (0.86%)      12/31/97     (1.18%)        2.82%      12/31/97      1.73%        2.73%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      2.56%(4)    12/31/97      2.22%         6.22%      12/31/97      5.08%        6.08%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      6.74%       12/31/97      6.43%        10.43%      12/31/97      9.12%       10.12%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      6.23%       12/31/97      5.87%         9.87%      12/31/97      8.49%        9.49%

Period                    Period                                 Period
1/4/95(1)                 3/16/95(1)                             1/11/95(1)
through                   through                                through
12/31/97     30.29%       12/31/97     22.23%        25.23%      12/31/97     31.23%       31.23%

(1) Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.57%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is
    1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Iowa Fund(3)

                                       Class B        Class B                 Class C      Class C
              Class A                   Shares        Shares                   Shares       Shares
              Shares                  (including    (excluding               (including   (excluding
            (at offer)                 CDSC)(2)       CDSC)                  CDSC)(5)       CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (1.18%)      12/31/97     (1.48%)        2.52%      12/31/97      1.52%        2.52%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      1.73%(4)    12/31/97      1.30%         5.30%      12/31/97      4.28%        5.28%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      6.02%       12/31/97      5.56%         9.56%      12/31/97      8.63%        9.63%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      5.43%       12/31/97      4.75%         8.75%      12/31/97      7.68%        8.68%

                          Period                                 Period
3 years                   3/24/95(1)                             1/4/95(1)
ended                     through                                through
12/31/97     30.59%       12/31/97     19.38%        22.38%      12/31/97     32.07%       32.07%

Period
9/1/93(1)
through
12/31/97     19.61%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 5.70%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Kansas Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                   Shares        Shares                   Shares       Shares
              Shares                  (including    (excluding               (including   (excluding
            (at offer)                 CDSC)(2)       CDSC)                  CDSC)(5)       CDSC)
3 months               3 months                                  3 months
ended                  ended                                     ended
12/31/97     (0.78%)      12/31/97     (1.14%)        2.86%      12/31/97      1.86%         2.86%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      2.72%(4)    12/31/97      2.36%         6.36%      12/31/97      5.27%         6.27%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      6.37%       12/31/97      5.93%         9.93%      12/31/97      8.72%         9.72%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      5.95%       12/31/97      5.28%         9.28%      12/31/97      8.17%         9.17%

                          Period                                 Period
3 years                   4/8/95(1)                              4/12/95(1)
ended                     through                                through
12/31/97     30.50%       12/31/97     19.06%        22.06%      12/31/97     21.20%        21.20%

5 years
ended
12/31/97     39.04%

Period
11/30/92(1)
through
12/31/97     39.77%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.68%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Minnesota Fund(3)

                                      Class B        Class B                  Class C      Class C
              Class A                   Shares        Shares                   Shares       Shares
              Shares                  (including    (excluding               (including   (excluding
            (at offer)                 CDSC)(2)       CDSC)                  CDSC)(5)       CDSC)
3 months                  3 months                               3 months
ended                     ended                                  ended
12/31/97     (1.10%)      12/31/97     (1.40%)        2.60%      12/31/97      1.60%         2.60%

6 months                  6 months                               6 months
ended                     ended                                  ended
12/31/97      2.10%(4)    12/31/97      1.74%         5.74%      12/31/97      4.79%         5.79%

9 months                  9 months                               9 months
ended                     ended                                  ended
12/31/97      5.93%       12/31/97      5.47%         9.47%      12/31/97      8.37%         9.37%

1 year                    1 year                                 1 year
ended                     ended                                  ended
12/31/97      5.59%       12/31/97      4.95%         8.95%      12/31/97      7.82%         8.82%

                          Period
3 years                   3/11/95(1)                             3 years
ended                     through                                ended
12/31/97     28.15%       12/31/97     20.18%        23.18%      12/31/97     30.24%        30.24%

                                                                 Period
5 years                                                          5/4/94(1)
ended                                                            through
12/31/97     34.64%                                              12/31/97     27.23%        27.23%

10 years
ended
12/31/97    108.01%

Period
2/27/84(1)
through
12/31/97    220.37%


(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.11%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Minnesota Insured Fund(3)

                                       Class B       Class B                  Class C      Class C
              Class A                   Shares        Shares                   Shares       Shares
              Shares                  (including    (excluding               (including   (excluding
            (at offer)                 CDSC)(2)        CDSC)                  CDSC)(5)      CDSC)
3 months                 3 months                               3 months
ended                    ended                                  ended
12/31/97     (1.32%)     12/31/97      (1.67%)        2.33%     12/31/97       1.32%        2.32%

6 months                 6 months                               6 months
ended                    ended                                  ended
12/31/97      1.71%(4)   12/31/97       1.25%         5.25%     12/31/97       4.24%        5.24%

9 months                 9 months                               9 months
ended                    ended                                  ended
12/31/97      5.15%      12/31/97       4.59%         8.59%     12/31/97       7.58%        8.58%

1 year                   1 year                                 1 year
ended                    ended                                  ended
12/31/97      4.45%      12/31/97       3.77%         7.77%     12/31/97       6.66%        7.66%

                         Period
3 years                  3/7/95(1)                              3 years
ended                    through                                ended
12/31/97     27.35%      2/31/97       18.68%        21.68%     12/31/97      29.28%       29.28%

                                                                Period
5 years                                                         5/4/94(1)
ended                                                           through
12/31/97     33.47%                                             12/31/97      25.24%       25.24%

10 years
ended
12/31/97    107.98%

Period
5/1/87(1)
through
12/31/97    111.12%

(1) Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii)
    3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 5.64%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Minnesota Intermediate Fund(2)

                                       Class B       Class B                  Class C      Class C
              Class A                   Shares        Shares                   Shares       Shares
              Shares                  (including    (excluding               (including   (excluding
            (at offer)                 CDSC)(2)        CDSC)                  CDSC)(5)      CDSC)
                                                                             ----------
3 months                 3 months                                 3 months
ended                    ended                                    ended
12/31/97     (0.84%)   12/31/97        (0.29%)         1.71%      12/31/97     0.71%         1.71%
--------    --------   --------        -------         -----      --------     -----         -----
6 months                 6 months                                 6 months
ended                  ended                                      ended
12/31/97      1.25%(4) 12/31/97         1.68%          3.68%      12/31/97     2.68%         3.68%
--------    --------   --------        -------         -----      --------     -----         -----
9 months               9 months                                   9 months
ended                  ended                                      ended
 12/31/97     3.36%    12/31/97         3.57%          5.57%      12/31/97     4.66%         5.66%
--------    --------   --------        -------         -----      --------     -----         -----
1 year                 1 year                                     1 year
ended                  ended                                      ended
 12/31/97     3.76%    12/31/97         3.84%          5.84%      12/31/97     4.84%         5.84%
--------    --------   --------        -------         -----      --------     -----         -----
                       Period
3 years                 8/15/95(1)                                3 years
ended                  through                                    ended
-----                  -------                                    -----
12/31/97     19.10%    12/31/97        11.26%         12.26%      12/31/97    19.73%        19.73%
--------    --------   --------        -------         -----      --------     -----         -----

                                                                  Period
                                                                  ------
5 years                                                             5/4/94(1)
ended                                                             through
12/31/97    26.06%                                                12/31/97    19.71%        19.71%
--------    ------                                               --------     ------        ------
 10 years
 ended
12/31/97    75.85%
--------    ------
Period
10/27/85(1)
through
12/31/97   103.10%
--------   -------

(1)   Date of initial public offering.
(2) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(3) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 2% if shares are redeemed within two years of purchase; and
      (ii) 1% if shares are redeemed during the third year following purchase. The above figures have been calculated using this new schedule.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 4.11%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase.
      The above figures have been calculated using this new schedule.



                             Cumulative Total Return

Tax-Free Missouri Insured Fund(3)


                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                  CDSC)(5)        CDSC)
3 months               3 months                              3 months
ended                  ended                                 ended
12/31/97    (0.94%)    12/31/97    (1.21%)        2.79%      12/31/97       1.69%        2.69%
--------    -------    --------     -----         -----      --------       -----        -----

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/97     1.99%(4)  12/31/97     1.71%         5.71%      12/31/97       4.57%        5.57%
--------     -----     --------     -----         -----      --------       -----        -----

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/97     5.54%     12/31/97     5.10%         9.10%      12/31/97       7.89%        8.89%
--------     -----     --------     -----         -----      --------       -----        -----

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/97     5.36%     12/31/97     4.66%         8.66%      12/31/97       7.49%        8.49%
--------     -----     --------     -----         -----      --------       -----        -----

                                                             Period
3 years                3 years                               11/11/95(1)
ended                  ended                                 through
12/31/97    30.64%     12/31/97    30.27%        33.27%      12/31/97      13.62%       13.62%
--------    ------     --------    ------        ------      --------      ------       ------

                       Period
5 years                3/12/94(1)
ended                  through
12/31/97    35.96%     12/31/97    21.91%        24.91%
--------    ------     --------    ------        ------

Period
11/2/92(1)
through
12/31/97    37.38%

(1)   Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 5.99%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free New Mexico Fund(3)

                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                  CDSC)(5)        CDSC)

3 months               3 months                              3 months
ended                  ended                                 ended
12/31/97    (0.78%)    12/31/97    (1.03%)        2.97%      12/31/97     1.88%           2.88%
--------    -------    --------    -------        -----      --------     -----           -----
6 months               6 months                              6 months
ended                  ended                                 ended
12/31/97     2.18%(4)  12/31/97     1.71%         5.71%      12/31/97     4.60%           5.60%
--------     --------  --------     -----         -----      --------     -----           -----

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/97     5.61%     12/31/97     5.23%         9.23%      12/31/97     8.08%           9.08%
--------     -----     --------     -----         -----      --------     -----           -----

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/97     5.89%     12/31/97     5.24%         9.24%      12/31/97     8.06%           9.06%
--------     -----     --------     -----         -----      --------     -----           -----

                                                             Period
3 years                3 years                               5/7/96(1)
ended                  ended                                 through
12/31/97    31.94%     12/31/97    31.20%        34.20%      12/31/97    15.93%          15.93%
--------    ------     --------    ------        ------      --------    ------          ------

                       Period
5 years                3/3/94(1)
ended                  through
12/31/97    37.97%     12/31/97    22.09%        25.09%
--------    ------     --------    ------        ------


Period
10/5/92(1)
through
12/31/97    42.93%
--------    ------



(1)   Date of initial public offering.

(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.12%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free New York Fund(3)

                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                  CDSC)(5)        CDSC)


3 months               3 months                              3 months
ended                  ended                                 ended
12/31/97    (1.66%)    12/31/97   (2.05%)        1.91%       12/31/97     0.92%           1.91%
--------    -------    --------   -------        -----       --------     -----           -----

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/97     0.85%(4)  12/31/97    0.37%         4.37%       12/31/97     3.27%           4.27%
--------    -------    --------   -------        -----       --------     -----           -----

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/97     3.00%     12/31/97    2.43%         6.43%       12/31/97     5.33%           6.33%
--------    -------    --------   -------        -----       --------     -----           -----

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/97     3.04%     12/31/97    2.41%         6.39%       12/31/97     5.29%           6.29%
--------    -------    --------   -------        -----       --------     -----           -----

                                                             Period
3 years                3 years                               4/26/95(1)
ended                  ended                                 through
12/31/97    17.54%     12/31/97   15.86%        18.86%       12/31/97    13.51%          13.51%
--------    -------    --------   -------        -----       --------     -----           -----

                       Period
5 years                11/14/94(1)
ended                  through
12/31/97    26.36%     12/31/97   18.21%        21.21%
--------    ------     --------   ------        ------

10 years
ended
12/31/97    99.17%
--------    ------
Period
11/6/87(1)
through
12/31/97   100.94%
--------    ------

(1)   Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 4.75%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free North Dakota Fund(3)

                                    Class B      Class B                  Class C        Class C
             Class A                Shares       Shares                   Shares         Shares
             Shares               (including   (excluding               (including     (excluding
           (at offer)              CDSC)(2)       CDSC)                  CDSC)(5)        CDSC)

3 months                 3 months                            3 months
ended                    ended                               ended
12/31/97    (1.05%)      12/31/97   (1.42%)        2.58%     12/31/97       1.67%         2.67%
--------    -------      --------    -----         -----     --------       -----         -----

6 months                 6 months                            6 months
ended                    ended                               ended
12/31/97     1.81%(4)    12/31/97    1.46%         5.46%     12/31/97       4.47%         5.47%
--------     --------    --------    -----         -----     --------       -----         -----

9 months                 9 months                            9 months
ended                    ended                               ended
12/31/97     5.56%       12/31/97    5.23%         9.23%     12/31/97       8.01%         9.01%
--------     -----       --------    -----         -----     --------       -----         -----

1 year                   1 year                              1 year
ended                    ended                               ended
12/31/97     5.36%       12/31/97    4.82%         8.82%     12/31/97       7.57%         8.57%
--------     -----       --------    -----         -----     --------       -----         -----

                                                             Period
3 years                  3 years                             7/29/95(1)
ended                    ended                               through
12/31/97    28.93%       12/31/97   28.88%        31.88%     12/31/97      18.84%        18.84%
--------    ------       --------   ------        ------     --------      ------        ------

                         Period
5 years                  5/10/94(1)
ended                    through
12/31/97    35.53%       12/31/97   28.96%        31.96%
--------    ------       --------   ------        ------

Period
4/1/91(1)
through
12/31/97    62.29%

(1)   Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 5.80%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Oregon Insured Fund(3)

                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                  CDSC)(5)        CDSC)

3 months               3 months                              3 months
ended                  ended                                 ended
12/31/97   (0.50%)     12/31/97    (0.96%)       3.04%       12/31/97     2.14%           3.14%
--------   -------     --------    -------       -----       --------     -----           -----

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/97    2.44%(4)    12/31/97    2.10%        6.10%       12/31/97     5.05%           6.05%
--------    --------    --------    -----        -----       --------     -----           -----

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/97    6.05%      12/31/97     5.53%        9.53%       12/31/97     8.54%           9.54%
--------    -----      --------     -----        -----       --------     -----           -----

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/97    5.59%      12/31/97     4.90%        8.90%       12/31/97     7.75%           8.75%
--------    -----      --------     -----        -----       --------     -----           -----

                                                             Period
3 years                3 years                               7/7/95(1)
ended                  ended                                 through
12/31/97   29.18%      12/31/97    28.95%       31.95%       12/31/97    18.39%          18.39%
--------   ------      --------    ------       ------       --------    ------          ------

Period                 Period
8/1/93(1)              3/12/94(1)
through                through
12/31/97   24.16%      12/31/97    21.08%       24.08%
--------   ------      --------    ------       ------

(1)   Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.48%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

                             Cumulative Total Return

Tax-Free Utah Fund(3)
                                   Class B       Class B
             Class A               Shares        Shares
             Shares              (including    (excluding
           (at offer)             CDSC)(2)        CDSC)
3 months               3 months
ended                  ended

12/31/97   (0.57%)     12/31/97   (0.91%)        3.09%

6 months               6 months
ended                  ended
12/31/97    2.47%(4)   12/31/97    2.09%         6.09%

9 months               9 months
ended                  ended
12/31/97    6.50%      12/31/97    5.94%         9.94%
--------    -----      --------    -----         -----

1 year                 1 year
ended                  ended
12/31/97    5.98%      12/31/97    5.28%         9.28%
--------    -----      --------    -----         -----

                       Period
3 years                5/27/95(1)
ended                  through
12/31/97   30.38%      12/31/97   16.36%        19.36%
--------   ------      --------   ------        ------

5 years
ended
12/31/97    39.15%

Period
10/5/92(1)
through
12/31/97  45.73%

(1)   Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 6.50%.

                             Cumulative Total Return

Tax-Free Washington Insured Fund(3)


                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                  CDSC)(5)        CDSC)

3 months               3 months                              3 months
ended                  ended                                 ended
12/31/97   (0.56%)     12/31/97    (0.89%)        3.11%      12/31/97     2.11%           3.11%
--------   -------      -------    -------        -----       --------    -----           -----

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/97    2.61%(4)   12/31/97     2.16%         6.16%      12/31/97     5.15%           6.15%
--------    --------   --------    -----         -----       --------     -----           -----

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/97    6.51%      12/31/97     5.98%         9.98%      12/31/97     8.94%           9.94%
--------    -----      --------     -----         -----      --------     -----           -----

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/97    6.11%      12/31/97     5.38%         9.38%      12/31/97     8.31%           9.31%
--------    -----      --------     -----         -----      --------     -----           -----

                       Period                                Period
3 years                10/24/95(1)                           4/21/95(1)
ended                  through                               through
12/31/97   32.28%      12/31/97    13.73%        16.73%      12/31/97    21.89%          21.89%
--------   ------      --------    ------        ------      --------    ------          ------

Period
8/1/93(1)
through
12/31/97   32.27%
--------   ------

(1)   Date of initial public offering.
(2)   Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii)
      3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3)   Reflects  fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April
      30, 1999.
(4)   Cumulative total return at  NAV for Class A Shares at December 31,  1997 was 6.57%.
(5)   Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase.  The above figures have been calculated using this new schedule.

                                                  Cumulative Total Return

Tax-Free Wisconsin Fund(3)

                                   Class B       Class B                  Class C        Class C
             Class A               Shares        Shares                   Shares         Shares
             Shares              (including    (excluding               (including     (excluding
           (at offer)             CDSC)(2)        CDSC)                  CDSC)(5)        CDSC)

3 months               3 months                              3 months
ended                  ended                                 ended
12/31/97    (1.00%)    12/31/97   (1.37%)        2.63%       12/31/97     1.62%           2.62%
--------    -------    --------   -------        -----       --------     -----           -----

6 months               6 months                              6 months
ended                  ended                                 ended
12/31/97     1.80%(4)  12/31/97    1.41%         5.41%       12/31/97     4.37%           5.37%
--------     --------  --------    -----         -----       --------     -----           -----

9 months               9 months                              9 months
ended                  ended                                 ended
12/31/97     5.13%     12/31/97    4.65%         8.65%       12/31/97     7.45%           8.45%
--------     -----     --------    -----         -----       --------     -----           -----

1 year                 1 year                                1 year
ended                  ended                                 ended
12/31/97     4.93%     12/31/97    4.27%         8.27%       12/31/97     7.16%           8.16%
--------     -----     --------    -----         -----       --------     -----           -----

                       Period                                Period
3 years                4/22/95(1)                            3/28/95(1)
ended                  through                               through
12/31/97    27.90%     12/31/97   16.23%        19.23%       12/31/97    20.08%          20.08%
--------    ------     --------   ------        ------       --------    ------          ------

Period
9/1/93(1)
through
12/31/97    19.68%
--------    ------

(1)   Date of initial public offering.
(2) Effective June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase.
      The above figures have been calculated using this new schedule.
(3) Reflects fee waivers and payment of expenses in effect during the periods. Performance would have been lower without fees waivers and expense payments. See Investment Management Agreements for information about voluntary fee waivers and expense payments in effect through April 30, 1999.
(4) Cumulative total return at NAV for Class A Shares at December 31, 1997 was 5.80%.
(5) Effective June 9, 1997, the CDSC applicable to Class C Shares is 1.00% if shares are redeemed within 12 months of purchase. The above figures have been calculated using this new schedule.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Funds', and other funds in the Delaware Investments family, investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.


Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.


         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                       Number
                                 Investment         Price Per         of Shares
                                   Amount             Share           Purchased

                 Month 1            $100             $10.00              10
                 Month 2            $100             $12.50               8
                 Month 3            $100             $ 5.00              20
                 Month 4            $100             $10.00              10
                 ---------------------------------------------------------------
                                    $400             $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)


         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

 THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE


         Banks, brokers or dealers are selected to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended December 31, 1995 , 1996 and 1997, no brokerage commissions were paid by the Funds.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended December 31, 1997, there were no portfolio transactions of any Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Investment Management Agreement for each Fund, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors or Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Each Fund anticipates that its portfolio turnover rate will generally be less than 100%. However, a Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for a Fund, such a turnover always being incidental to transactions undertaken with a view to achieving each Fund's investment objective in relation to anticipated movements in the general level of interest rates. In investing for liberal current income, a Fund may hold securities for any period of time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. To that extent, the Funds may realize gains or losses. See Taxes. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Fund shares.

         The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by that Fund, during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates for each Fund for the past two fiscal years were as follows:


Fund                                                  1996            1997

Tax-Free Arizona Insured Fund                         42%              42%
Tax-Free Arizona Fund                                 70               39
Tax-Free California Insured Fund                      55               63
Tax-Free California Fund                              8                17
Tax-Free Colorado Fund                                40               54
Tax-Free Florida Intermediate Fund                    63               20
Tax-Free Florida Insured Fund                         57               15
Tax-Free Florida Fund                                 70               19
Tax-Free Idaho Fund                                   35               19
Tax-Free Iowa Fund                                    14               14
Tax-Free Kansas Fund                                  56               30
Tax-Free Minnesota Intermediate Fund                  28               21
Minnesota Insured Fund                                14               21
Tax-Free Minnesota Fund                               28               19
Tax-Free Missouri Insured Fund                        28               12
Tax-Free New Mexico Fund                              42               28
Tax-Free New York Fund                                5(1)             30
Tax-Free North Dakota Fund                            58               41
Tax-Free Oregon Insured Fund                          40               5
Tax-Free Utah Fund                                    39               39
Tax-Free Washington Insured Fund                      33               20
Tax-Free Wisconsin Fund                               38               30

-----------------
(1) For the period October 1, 1996 through December 31, 1996. For the period October 1, 1995 through September 30, 1996, the portfolio turnover rate was 12%.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectus for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting a Fund or the Distributor.


         The minimum initial investment generally is $1,000 for each Class of each Fund. Subsequent purchases generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors or trustees and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.


         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. A Fund will reject any purchase order of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


         Selling dealers have the responsibility of transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in such Fund's best interest.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. The Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares of Tax-Free Funds and Insured Funds are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%. Class A Shares of Tax-Free Intermediate Funds are also purchased at the offering price which reflects a maximum front-end sales charge of 2.75%. Lower sales charges apply for larger purchases. See the tables below. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1.


         Class B Shares of Tax-Free Funds and Insured Funds are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Shares of such Funds are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase.

         Class B Shares of Tax-Free Intermediate Funds are purchased at net asset value and are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Shares of such Funds are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately five years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus.

         Class C Shares of each Fund are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 in this Part B.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by the Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 expenses.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges , and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Front-End Sales Charge Alternative - Class A Shares in the Prospectus for a table illustrating reduced front-end sales charges. See also Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

Dealer's Commission
         As described more fully in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected. See Front-End Sales Charge Alternative - Class A Shares in the Prospectus for the applicable schedule and further details.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemption of shares acquired through the reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived. During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares of Tax-Free Funds and Insured Funds will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, in the Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus.

Plans Under Rule 12b-1
         Pursuant to Rule 12b-1 under the 1940 Act, each of the Class A Shares, Class B Shares and Class C Shares of the Funds have a separate distribution plan under Rule 12b-1 (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit the Funds, pursuant to its Distribution Agreement, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of the respective Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

         The maximum aggregate fee payable by a Fund under its Plans, and each Fund's Distribution Agreement, is on an annual basis, up to 0.25% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Each Fund's Board of Directors or Trustees may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from such Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have been approved by the Board of Directors or Trustees of the Funds, including a majority of the directors or trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors or Trustees in the same manner as specified above.

         Each year, the directors or trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors or trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors or trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the directors or trustees including a majority of the noninterested directors or trustees of the Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors or trustees who are not "interested persons" of the Funds must be effected by the directors or trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors or Trustees for their review.

         For the fiscal year ended December 31, 1997, Rule 12b-1 fees (after any waivers) for each Fund are set forth below:

                                                        December 31, 1997
                                                            12b-1Fee
                                                        -----------------
Tax-Free Arizona Insured Fund
      Class A                                                337,821
      Class B                                                 35,640
      Class C                                                  5,503
Tax-Free Arizona Fund
      Class A                                                 25,718
      Class B                                                 36,439
      Class C                                                  2,011
Tax-Free California Insured Fund
      Class A                                                 71,106
      Class B                                                 50,795
      Class C                                                  1,034

                                                        December 31, 1997
                                                            12b-1Fee
                                                        -----------------
Tax-Free California Fund
      Class A                                                 5,217
      Class B                                                25,186
      Class C                                                 1,147
Tax-Free Colorado Fund
      Class A                                               616,352
      Class B                                                58,187
      Class C                                                16,057
Tax-Free Florida Intermediate Fund
      Class A                                                 4,708
      Class B                                                 8,644
      Class C                                                   546
Tax-Free Florida Insured Fund
      Class A                                               179,913
      Class B                                                29,295
      Class C                                                   -0-
Tax-Free Florida Fund
      Class A                                                14,944
      Class B                                                15,807
      Class C                                                   712
Tax-Free Idaho Fund
      Class A                                                76,921
      Class B                                                51,360
      Class C                                                 9,244
Tax-Free Iowa Fund
      Class A                                                65,031
      Class B                                                21,059
      Class C                                                 7,473
Tax-Free Kansas Fund
      Class A                                                19,275
      Class B                                                28,727
      Class C                                                 1,015
Tax-Free Minnesota Intermediate Fund
      Class A                                               129,873
      Class B                                                 6,601
      Class C                                                13,011
 Minnesota Insured Fund
      Class A                                               725,726
      Class B                                                77,272
      Class C                                                31,944
Tax-Free Minnesota Fund
      Class A                                             1,038,908
      Class B                                                68,042
      Class C                                                27,108

                                                     December 31, 1997
                                                          12b-1Fee
                                                     -----------------
Tax-Free Missouri Insured Fund
     Class A                                               75,244
     Class B                                               94,459
     Class C                                                1,978
Tax-Free New Mexico Fund
     Class A                                               28,619
     Class B                                                8,301
     Class C                                                2,940
Tax-Free New York Fund
     Class A                                               24,333
     Class B                                                1,738
     Class C                                                  540
Tax-Free North Dakota Fund
     Class A                                               39,918
     Class B                                                5,749
     Class C                                                  402
Tax-Free Oregon Insured Fund
     Class A                                               40,206
     Class B                                               47,211
     Class C                                                4,271
Tax-Free Utah Fund
     Class A                                                4,039
     Class B                                                4,513
Tax-Free Washington Insured Fund
     Class A                                                4,120
     Class B                                                6,478
     Class C                                                  424
Tax-Free Wisconsin Fund
     Class A                                               56,159
     Class B                                               14,616
     Class C                                                6,601

         For the period May 1, 1997 through December 31, 1997, payments from each Class of each Fund were used for the following purposes:

                                                                         Interest
                                                    Annual/                 on
                                                    Semi-                 Broker      Dealer       Broker     Commissions
                                                    Annual     Broker     Sales       Service      Sales           to
                                     Advertising    Reports    Trails     Charges    Expenses     Charges     Wholesalers
                                     -----------    -------    ------     -------    --------     -------     -----------
Tax-Free Arizona Insured Fund
     Class A                           $0,000       $7,926    $106,426     $0,000     $31,927       $0,000       $24,445
     Class B                           $0,000       $0,000      $6,113    $12,558        $345       $6,132          $155
     Class C                           $0,000       $0,000      $1,185     $2,570         $42         $186        $0,000
Tax-Free Arizona Fund
     Class A                           $0,000         $247     $19,264     $0,000      $0,000       $0,000        $0,000
     Class B                           $0,000       $0,000      $6,066    $11,869        $140       $6,273          $504
     Class C                           $0,000       $0,000        $145     $1,341      $0,000         $364        $0,000
Tax-Free California Insured Fund
     Class A                           $0,000         $117     $48,106     $0,000      $0,000       $0,000        $0,000
     Class B                           $0,000       $0,000     $10,384    $19,748        $251       $7,691        $0,000
     Class C                           $0,000       $0,000        $357       $413      $0,000         $174        $0,000
Tax-Free California Fund
     Class A                           $0,000         $201      $4,101     $0,000      $0,000       $0,000           $46
     Class B                           $0,000       $0,000      $6,066    $14,043        $431       $3,673        $0,000
     Class C                           $0,000       $0,000        $344       $555      $0,000         $109        $0,000
Tax-Free Colorado Fund
     Class A                           $0,000       $6,778    $292,347     $0,000     $35,606       $0,000       $50,393
     Class B                           $0,000       $0,000     $10,519    $19,501        $253      $11,609        $1,388
     Class C                           $0,000       $0,000      $3,190     $7,030        $440         $824        $1,159
Tax-Free Florida Intermediate Fund
     Class A                           $0,000         $101      $1,672     $0,000      $0,000       $0,000        $0,000
     Class B                           $0,000       $0,000        $913     $4,559         $80       $0,000           $20
     Class C                           $0,000       $0,000        $400     $1,656      $0,000         $376        $0,000
Tax-Free Florida Insured Fund
     Class A                           $0,000       $5,749    $145,473     $0,000     $22,642       $0,000       $18,104
     Class B                           $0,000       $0,000      $4,105    $14,018        $714       $4,920        $1,361
     Class C                           $0,000       $0,000      $0,000     $0,000      $0,000       $0,000        $0,000
Tax-Free Florida Fund
     Class A                           $0,000       $1,160     $48,465     $0,000      $0,000       $0,000        $0,000
     Class B                           $0,000       $0,000      $3,435     $6,262         $80       $4,263          $712
     Class C                           $0,000       $0,000        $491     $3,008         $30         $902          $146
Tax-Free Idaho Fund
     Class A                           $0,000       $1,516     $57,785     $0,000      $0,000       $0,000        $0,000
     Class B                           $0,000       $0,000     $10,889    $24,191        $255       $7,251          $863
     Class C                           $0,000       $0,000      $1,789     $3,046        $102       $1,524        $1,092




                                   Promotional-
                                      Broker      Promotional-   Prospectus                  Wholesaler
                                     Meetings        Other        Printing      Telephone     Expenses       Other
                                   ------------   ------------   -----------    ---------    ----------      -----
Tax-Free Arizona Insured Fund
     Class A                          $16,483       $6,580         $5,924        $7,343       $102,069      $0,000
     Class B                             $263       $0,000         $0,000           $46         $1,088      $0,000
     Class C                             $138       $0,000         $0,000           $35           $736      $0,000
Tax-Free Arizona Fund
     Class A                           $0,000          $19         $0,000        $0,000         $0,000      $0,000
     Class B                             $238       $0,000         $0,000           $43           $783      $0,000
     Class C                           $0,000       $0,000         $0,000            $3            $76      $0,000
Tax-Free California Insured Fund
     Class A                           $0,000       $0,000         $0,000        $0,000           $244      $0,000
     Class B                             $204       $0,000         $0,000           $38           $883      $0,000
     Class C                           $0,000       $0,000         $0,000        $0,000             $9      $0,000
Tax-Free California Fund
     Class A                             $162       $0,000           $300        $0,000         $0,000      $0,000
     Class B                             $421       $0,000         $0,000           $60           $613      $0,000
     Class C                               $4       $0,000         $0,000        $0,000         $0,000      $0,000
Tax-Free Colorado Fund
     Class A                          $23,056       $5,447         $2,588        $4,281       $119,775      $0,000
     Class B                             $396       $0,000         $0,000           $38           $739      $0,000
     Class C                             $461       $0,000         $0,000           $42         $1,105      $0,000
Tax-Free Florida Intermediate Fund
     Class A                           $0,000         $686           $205        $0,000         $0,000      $0,000
     Class B                              $62       $0,000         $0,000           $12            871      $0,000
     Class C                               $1       $0,000         $0,000        $0,000            $15      $0,000
Tax-Free Florida Insured Fund
     Class A                          $11,267       $3,376         $1,348        $2,043        $56,910      $0,000
     Class B                             $342       $0,000         $0,000           $81         $1,512      $0,000
     Class C                           $0,000       $0,000         $0,000        $0,000         $0,000      $0,000
Tax-Free Florida Fund
     Class A                           $0,000         $607         $0,000        $0,000         $0,000      $0,000
     Class B                              $62       $0,000         $0,000           $12           $211      $0,000
     Class C                               $4       $0,000         $0,000        $0,000            $42      $0,000
Tax-Free Idaho Fund
     Class A                           $0,000       $0,000           $213        $0,000         $0,000      $0,000
     Class B                             $437       $0,000         $0,000           $81           $949      $0,000
     Class C                              $67       $0,000         $0,000            $6           $186      $0,000

                                                                                    Interest
                                              Annual/                                  on
                                              Semi-             Broker    Dealer     Broker    Commissions     Promotional-
                                              Annual    Broker  Sales     Service    Sales         to             Broker
                                Advertising   Reports   Trails  Charges  Expenses    Charges   Wholesalers       Meetings
Tax-Free Iowa Fund
     Class A                         $175    $7,914   $38,912   $0,000     $0,000    $0,000      $4,374          $2,595
     Class B                       $0,000    $0,000    $3,754   $8,167        $96    $3,772        $863            $154
     Class C                       $0,000    $0,000    $3,077   $2,395        $22      $277         $42            $156
Tax-Free Kansas Fund
     Class A                       $0,000    $0,000   $10,191   $0,000     $0,000    $0,000      $0,000          $0,000
     Class B                       $0,000    $0,000    $5,200  $10,424       $125    $4,867        $522            $214
     Class C                       $0,000    $0,000      $300     $501     $0,000    $0,000      $0,000          $0,000
Tax-Free Minnesota Intermediate Fund
     Class A                         $911      $675   $57,869   $0,000     $0,000    $0,000     $10,353          $3,933
     Class B                       $0,000    $0,000    $1,053   $2,542        $28    $1,029        $302             $44
     Class C                       $0,000    $0,000    $3,258   $4,777       $160      $639        $710            $276
Minnesota Insured Fund
     Class A                       $0,000      $580  $525,321   $0,000     $0,000    $0,000      $5,467          $0,000
     Class B                       $0,000    $0,000   $13,361  $26,678       $318   $12,582      $1,533            $549
     Class C                       $0,000    $0,000   $16,170   $6,123       $641    $1,046        $917            $222
Tax-Free Minnesota Fund
     Class A                       $0,000    $3,481  $622,130   $0,000     $0,000    $0,000     $36,629         $24,878
     Class B                       $0,000    $0,000    $9,872  $25,502       $372   $13,590      $2,147            $324
     Class C                       $0,000    $0,000   $10,883   $5,203     $0,000    $1,603        $170             $69
Tax-Free Missouri Insured Fund
     Class A                       $0,000    $5,924   $47,325   $0,000     $0,000    $0,000      $5,053          $3,270
     Class B                       $0,000    $0,000   $15,607  $38,015     $1,528   $15,489      $1,275          $1,153
     Class C                       $0,000    $0,000      $275     $993     $0,000      $124      $0,000             $30
Tax-Free New Mexico Fund
     Class A                       $0,000      $433   $16,131   $0,000     $0,000    $0,000      $1,977          $1,292
     Class B                       $0,000    $0,000    $1,422   $3,311        $38    $1,486        $368             $61
     Class C                       $0,000    $0,000    $1,292     $825        $36      $349         $11             $16
Tax-Free New York Fund
     Class A                       $0,000      $708   $17,224   $0,000     $0,000    $0,000      $0,000          $0,000
     Class B                       $0,000    $0,000      $223     $525         $6       $73      $0,000              $9
     Class C                       $0,000    $0,000      $322   $1,675     $0,000      $418      $0,000          $0,000



                                     Promotional- Prospectus             Wholesaler
                                        Other     Printing    Telephone   Expenses  Other
Tax-Free Iowa Fund
     Class A                           $1,711        $656        $470    $7,580    $0,000
     Class B                           $0,000      $0,000         $14      $235    $0,000
     Class C                           $0,000      $0,000         $91      $419    $0,000
Tax-Free Kansas Fund
     Class A                           $0,000        $247      $0,000      $202    $0,000
     Class B                           $0,000      $0,000         $40      $452    $0,000
     Class C                           $0,000      $0,000      $0,000       $28    $0,000
Tax-Free Minnesota Intermediate Fund
     Class A                           $2,105        $656        $715   $12,438    $0,000
     Class B                           $0,000      $0,000          $4      $100    $0,000
     Class C                           $0,000      $0,000         $19      $830    $0,000
Minnesota Insured Fund
     Class A                           $0,000      $0,000      $0,000    $2,482    $0,000
     Class B                           $0,000      $0,000         $48    $1,016    $0,000
     Class C                           $0,000      $0,000        $170    $1,010    $0,000
Tax-Free Minnesota Fund
     Class A                           $2,087        $351      $0,000   $17,332    $0,000
     Class B                             $217      $0,000        $101    $3,721    $0,000
     Class C                           $0,000      $0,000      $0,000    $0,000    $0,000
Tax-Free Missouri Insured Fund
     Class A                           $1,244        $656        $595    $8,530    $0,000
     Class B                           $0,000      $0,000        $238    $3,130    $0,000
     Class C                           $0,000      $0,000      $0,000      $292    $0,000
Tax-Free New Mexico Fund
     Class A                             $701        $424        $235    $3,835    $0,000
     Class B                           $0,000      $0,000          $6      $160    $0,000
     Class C                           $0,000      $0,000      $0,000       $46    $0,000
Tax-Free New York Fund
     Class A                              $79      $0,000      $0,000    $0,000    $0,000
     Class B                           $0,000      $0,000      $0,000       $18    $0,000
     Class C                           $0,000      $0,000      $0,000    $0,000    $0,000


                                                                                        Interest
                                                   Annual/                                  on
                                                   Semi-             Broker    Dealer     Broker    Commissions  Promotional-
                                                   Annual    Broker  Sales     Service    Sales         to          Broker
                                       Advertising Reports   Trails  Charges  Expenses    Charges   Wholesalers    Meetings
Tax-Free North Dakota Fund
     Class A                            $0,000      $708   $23,477   $0,000     $4,213    $0,000      $2,980       $2,088
     Class B                            $0,000    $0,000    $1,209   $2,399        $33    $1,344         $19          $58
     Class C                            $0,000    $0,000       $74     $159     $0,000       $86      $0,000       $0,000
Tax-Free Oregon Insured Fund
     Class A                            $0,000      $183   $27,920   $0,000     $0,000    $0,000      $0,000       $0,000
     Class B                            $0,000    $0,000    $7,474  $17,397       $803    $8,857        $605         $390
     Class C                            $0,000    $0,000    $1,409   $1,448     $0,000      $335      $0,000         $390
Tax-Free Utah Fund
     Class A                            $0,000      $165    $1,654   $0,000       $197    $0,000        $429         $219
     Class B                            $0,000    $0,000      $565   $2,497        $72      $245        $152         $107
Tax-Free Washington Insured Fund
     Class A                            $0,000      $410    $2,702   $0,000     $0,000    $0,000      $0,000       $0,000
     Class B                            $0,000    $0,000    $1,145   $1,637        $29    $1,511         $60          $24
     Class C                            $0,000    $0,000       $77      $79     $0,000      $167      $0,000       $0,000
Tax-Free Wisconsin Fund
     Class A                            $0,000      $705   $38,522   $0,000     $0,000    $0,000      $0,000       $0,000
     Class B                            $0,000    $0,000    $2,570   $4,654        $66    $2,436        $109         $103
     Class C                            $0,000    $0,000    $1,917   $2,407        $80      $369         $32         $208





                                       Promotional- Prospectus            Wholesaler
                                          Other     Printing   Telephone  Expenses    Other
Tax-Free North Dakota Fund
     Class A                              $816        $540        $380   $10,581    $0,000
     Class B                            $0,000      $0,000      $0,000      $278    $0,000
     Class C                            $0,000      $0,000      $0,000    $0,000    $0,000
Tax-Free Oregon Insured Fund
     Class A                            $0,000      $0,000         $34      $778    $0,000
     Class B                            $0,000      $0,000        $121    $1,858    $0,000
     Class C                            $0,000      $0,000      $0,000      $195    $0,000
Tax-Free Utah Fund
     Class A                              $481        $425         $39    $1,100    $0,000
     Class B                            $0,000      $0,000         $67      $213    $0,000
Tax-Free Washington Insured Fund
     Class A                               $90      $0,000      $0,000    $0,000    $0,000
     Class B                            $0,000      $0,000          $4       $86    $0,000
     Class C                            $0,000      $0,000      $0,000       $17    $0,000
Tax-Free Wisconsin Fund
     Class A                               $10      $0,000      $0,000    $0,000    $0,000
     Class B                            $0,000      $0,000         $10      $182    $0,000
     Class C                            $0,000      $0,000         $13      $202    $0,000

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares


         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of fund shares in the Delaware Investments family.


Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


         Current and former officers, directors or trustees and employees of each Fund, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and shares of any of the funds in the Delaware Investments family, including any fund that may be created at net asset value. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.


         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Funds may reasonably require to establish eligibility for purchase at net asset value.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Each Fund must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention


         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Funds, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.


Combined Purchases Privilege

         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as any other class of any of the other fund in the Delaware Investments family (except shares of any fund in the Delaware
 Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other fund holdings in the Delaware Investments family.


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family which offer such classes (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). Using the Tax-Free Funds as an example, if any such purchaser has previously purchased and still holds shares of Class A Shares of those Funds and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of a Tax-Free Fund, the charge applicable to the $60,000 purchase would be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges in the Prospectus for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege


         Holders of Class A Shares of a Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge, will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.


         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware  Investments Family

         Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions from a Fund in any of the other mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares, and dividends from Class C Shares may only be directed to other Class C Shares.

Investing by Electronic Fund Transfer


         Direct Deposit Purchase Plan--Investors may arrange for a Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                     * * *


         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.


         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse such Fund.


Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Funds for proper instructions.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in a Class through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of each Class may also elect to invest in one or more of the other mutual funds in the Delaware Investments family through our Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware
 Investments family, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the Fund from which exchanges are made.

Asset Planner
         To invest in funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing accounts in the Delaware Investments family into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in the Prospectus. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A Shares, Class B Shares and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds available from the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other funds in the Delaware Investments family.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by that Fund or its agent. Orders for purchases of Class
B Shares and Class C Shares of each Fund are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by that Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price of Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the
 Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

          An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio of that Fund, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. In determining a Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the Board of Directors or Trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Funds. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of the particular Fund. The net asset values of all outstanding shares of each Class of each Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Fund represented by the value of shares of such Classes, except that the Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund may vary. However, the net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND REPURCHASE

         Any shareholder may require his or her Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to that Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer or record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners and a signature guarantee are required. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund or its agent less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus. Class B Shares of Tax-Free Funds and Insured Funds are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of Tax-Free Intermediate Funds are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. See Automatic Conversion of Class B Shares under Classes of Shares. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire for which there is currently a $7.50 bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.


         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the Fund shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to such Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, a shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem Fund shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Funds' Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Funds' Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                      * * *

         Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders or their investment dealers of record wishing to redeem an amount of Fund shares of $50,000 or less for which certificates have not been issued may call the Shareholders Service Center at 800-523-1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with a Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, after the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

         Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

         To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

         If expedited payment under these procedures could adversely affect a Fund, that Fund may take up to seven days to pay the shareholder.

         Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plan
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of a Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchase of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in funds in the Delaware Investments family which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

DISTRIBUTIONS

         Each Fund declares a dividend to shareholders of that Fund's net investment income on a daily basis. Dividends are declared each day the Funds are open and cash dividends are paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Fund will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Fund, less the estimated expenses of that Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when each Fund is not open will be declared as a dividend on the next business day.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying such Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of that Fund. The Funds reserve the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class will share proportionately in the investment income and expenses of its respective Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares of the paying Fund at net asset value, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.

         Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares, unless the shareholder elects to receive them in cash. Shareholders will receive a quarterly statement showing a Class' dividends paid and all the transactions made during the period.


         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of such Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


         Each Fund anticipates that most of its dividends paid to shareholders will be exempt from federal income taxes.

          Under the Taxpayer Relief act of 1997 (the "1997 Act"), a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Pre-Act long-term capital gains" or "28 percent rate gain": securities sold by a Fund before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

         "Mid-term capital gains" or "28 percent rate gain": securities sold by a Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

         "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by a Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by a Fund after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

TAXES

         Under the Code, all or a portion of the interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as each of the Funds, will not be deductible by a shareholder. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

         Each Fund's present policy is to designate exempt-interest dividends at each daily distribution of net interest income. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

         Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund must declare dividends by the end of the calendar year representing 98% of such Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long- and short-term capital gain) for the 12-month period ending on October 31 of such year. For purposes of the excise tax, any income on which a Fund has paid corporate-level tax is considered to have been distributed. Each Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         Under a special provision of the Revenue Reconciliation Act of 1993, all or a portion of the gain that a Fund realizes on the sale of a Tax Exempt Obligation that it purchased at a market discount may have to be treated as ordinary income rather than capital gain.

         For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

         For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT and the environmental tax imposed on corporations by Section 59A of the Code. Liability for AMT will depend on each shareholder's individual tax situation.

         The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a bond in any Fund's portfolio lost its exempt status, such Fund would make every effort to dispose of such investment on terms that are not detrimental to that Fund.

         Gain or loss on options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such options will be adjusted to reflect any capital gain or loss taken into account by such Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

         Certain information about state taxation is contained in the Prospectus. Additional information about California, Iowa and Wisconsin follows:

         California State Taxation. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of California Funds will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax described above. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference. Generally, corporate shareholders of a California Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax. The California Funds will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders. Shares of the California Funds will be exempt from local property taxes in California.

         Iowa State Taxation. Iowa taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

         Iowa imposes an alternative minimum tax on individuals and corporations to the extent that such tax exceeds the taxpayer's regular tax liability. Iowa AMT is based on federal alternative minimum taxable income, with certain adjustments. The Fund has received a ruling to the effect that dividends paid by the Iowa Fund that are attributable to interest paid on obligations issued by the State of Iowa, its political subdivisions, agencies and instrumentalities, the interest on which is exempt under Iowa statute, and on obligations of U. S. territories and possessions will not be subject to the AMT that Iowa imposes on individuals and corporations.

         Wisconsin State Taxation. Wisconsin taxes long-term capital gains at the same rates as ordinary income, while imposing limitations on the deductibility of capital losses similar to those under federal law.

         Wisconsin imposes an alternative minimum tax on individuals, trusts and estates to the extent that such tax exceeds a taxpayer's regular tax liability. Wisconsin's AMT is based on federal alternative minimum taxable income, with certain adjustments. The Fund has received a ruling to the effect that dividends paid by the Wisconsin Fund that are attributable to interest paid on obligations issued by the State of Wisconsin or its agencies, the interest on which is exempt from Wisconsin personal income tax under Wisconsin statute, and on obligations of U. S. territories and possessions will not be subject to the Wisconsin AMT when received by shareholders subject to the Wisconsin personal income tax.

INVESTMENT MANAGEMENT AGREEMENTS

         Delaware Management Company (the "Manager"), located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the its Board of Directors or Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 1997, the Manager and its affiliates within the Delaware Investments family, including Delaware International Advisers Ltd., were managing in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $23,719,810,000) and investment company (approximately $16,805,290,000) accounts.

         Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as each Fund's investment adviser, subject to the authority of the Board of Directors or Trustees. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG.

         Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Funds' previous investment advisory agreements with Voyageur were "assigned", as that term is defined by the 1940 Act, and the previous agreements therefore terminated upon the completion of the acquisition.
 On February 14, 1997, new advisory agreements with the Manager on behalf of the Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds, and Tax-Free New York Fund and with Voyageur on behalf of the other Funds were unanimously approved by each Fund's respective board at a meeting held in person, and each such board called a shareholder meeting to approve these agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective investment management agreement to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

         Beginning May 1, 1997, the Manager, an indirect, wholly owned subsidiary of LNC, was retained as investment manager of Tax-Free Arizona Intermediate Fund, Tax-Free California Intermediate Fund, Tax-Free Colorado Insured Fund, Tax-Free Colorado Intermediate Fund, the Florida Funds, and Tax-Free New York Fund and Voyageur was retained as investment manager for the other Funds. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for these other Funds. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreement into which each Fund's investment manager has entered have an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors or trustees of the Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors or trustees of the Funds or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

         Each Tax-Free Fund and Insured Fund pays the Manager a monthly investment advisory and management fee equivalent on an annual basis to 0.50% of its average daily net assets. Each Tax-Free Intermediate Fund pays the Manager a monthly investment advisory and management fee equivalent on an annual basis to 0.40% of its average daily net assets.

         In connection with the merger transaction described above, the Manager has agreed for the period from May 1, 1997 through April 30, 1999, to voluntarily waive that portion, if any, of the annual management fees payable byeach Fund and to pay that Fund's expenses to the extent necessary to ensure that such Fund's total operating expenses (excluding 12b-1 Plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 1.00% of the average daily net assets of each Class of that Fund. This agreement replaces a similar provision in the Funds' investment advisory contracts with the Funds' predecessor investment adviser. The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily pay or reimburse certain other of the Fund's expenses. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.

         On December 31, 1997, the total net assets of each Fund were as follows:

Tax-Free Arizona Insured Fund                                 $190,818,171
Tax-Free Arizona Fund                                         $14,959,325
Tax-Free California Insured Fund                              $34,028,062
Tax-Free California Fund                                      $10,069,875
Tax-Free Colorado Fund                                        $367,488,122
Tax-Free Florida Insured Fund                                 $166,040,156
Tax-Free Florida Intermediate Fund                            $4,146,689
Tax-Free Florida Fund                                         $10,323,858
Tax-Free Idaho Fund                                           $41,741,018
Tax-Free Iowa Fund                                            $42,124,438
Tax-Free Kansas Fund                                          $14,222,842
Minnesota Insured Fund                                        $300,515,516
Tax-Free Minnesota Intermediate Fund                          $59,946,356
Tax-Free Minnesota Fund                                       $428,662,263
Tax-Free Missouri Insured Fund                                $60,296,949
Tax-Free New Mexico Fund                                      $20,338,436
Tax-Free New York Fund                                        $9,785,875
Tax-Free North Dakota Fund                                    $31,894,833
Tax-Free Oregon Insured Fund                                  $29,064,437
Tax-Free Utah Fund                                            $3,780,649
Tax-Free Washington Insured Fund                              $3,403,972
Tax-Free Wisconsin Fund                                       $33,499,274

         The Manager makes and implements all investment decisions on behalf of the Funds. The Funds pay all of their other expenses. Set forth below is information regarding the amount of investment advisory fees incurred, paid and waived, if any, by each Fund to the Manager or Voyageur, whichever the case may be, during the periods indicated.

                                           Investment                 Investment            Fees Waived
                                          Advisory Fees              Advisory Fees              and
                                            Incurred                     Paid              Expenses Paid
Tax-Free Arizona Insured Fund
         5/1/97-12/31/97                    $652,289                   $584,130               $68,159
         1/1/97-4/30/97                     $341,216                   $311,799               $29,417
         1/1/96-12/31/96                    $1,119,609                 $1,119,609             None
         1/1/95-12/31/95                    $1,223,121                 $1,163,121             $60,000

Tax-Free Arizona Fund
         5/1/97-12/31/97                    $48,532                    None                   $49,907
         1/1/97-4/30/97                     $21,995                    None                   $34,425
         1/1/96-12/31/96                    $55,464                    None                   $90,000
         3/2//95(1)-12/31/95                $14,301                    None                   $29,842

Tax-Free California Insured Fund
         5/1/97-12/31/97                    $114,802                   $113,884               $918
         1/1/97-4/30/97                     $60,088                    $51,460                $8,628
         1/1/96-12/31/96                    $192,101                   $117,101               $75,000
         1/1/95-12/31/95                    $184,315                   $194,315               $90,000

Tax-Free California Fund
         5/1/97-12/31/97                    $21,305                    None                   $43,102
         1/1/97-4/30/97                     $3,980                     None                   $10,565
         1/1/96-12/31/96                    $7,369                     None                   $40,001
         3/3/95(1)-12/31/95                 $4,468                     None                   $18,442

Tax-Free Colorado Fund
         5/1/97-12/31/97                    $1,199,154                 $1,020,963             $178,191
         1/1/97-4/30/97                     $588,023                   $588,023               None
         1/1/96-12/31/96                    $1,865,515                 $1,865,515             None
         1/1/95-12/31/95                    $1,944,802                 $1,944,802             None

Tax-Free Florida Intermediate Fund
         5/1/97-12/31/97                    $10,592                    None                   $13,590
         1/1/97-4/30/97                     $5,339                     None                   $15,077
         1/1/96-12/31/96                    $11,429                    None                   $32,941
         1/1/95-12/31/95                    $2,665                     None                   $13,660

                                           Investment                 Investment              Fees
                                          Advisory Fees              Advisory Fees         Waived and
                                            Incurred                     Paid             Expenses Paid
Tax-Free Florida Insured Fund
         5/1/97-12/31/97                    $571,547                   $461,777               $109,770
         1/1/97-4/30/97                     $305,198                   $305,198               None
         1/1/96-12/31/96                    $1,074,026                 $1,049,026             $25,000
         1/1/95-12/31/95                    $1,235,118                 $755,118               $480,000

Tax-Free Florida Fund
         5/1/97-12/31/97                    $12,388                    None                   $15,477
         1/1/97-4/30/97                     $36,650                    None                   $39,378
         1/1/96-12/31/96                    $29,915                    None                   $60,727
         3/2/95(1)-12/31/95                 $10,974                    None                   $25,984

Tax-Free Idaho Fund
         5/1/97-12/31/97                    $130,918                   $76,955                $26,963
         1/1/97-4/30/97                     $57,986                    $27,984                $30,002
         1/1/96-12/31/96                    $131,410                   $1,410                 $130,000
         1/4/95(1)-12/31/95                 $38,282                    None                   $68,278

Tax-Free Iowa Fund
         5/1/97-12/31/97                    $139,262                   $122,155               $17,107
         1/1/97-4/30/97                     $68,692                    $62,756                $5,936
         1/1/96-12/31/96                    $217,160                   $212,160               $5,000
         1/1/95-12/31/95                    $193,451                   $148,451               $45,000

Tax-Free Kansas Fund
         5/1/97-12/31/97                    $44,934                    $22,579                $22,355
          1/1/97-4/30/97                    $21,163                    $18,426                $2,737
         1/1/96-12/31/96                    $60,154                    $30,154                $30,000
         1/1/95-12/31/95                    $ 47,512                   None                   $50,000

Tax-Free Minnesota Intermediate Fund
         5/1/97-12/31/97                    $162,269                   $162,269               None
         1/1/97-4/30/97                     $84,555                    $59,658                $24,897
         1/1/96-12/31/96                    $281,038                   $281,038               None
         1/1/95-12/31/95                    $298,529                   $278,529               None

Minnesota Insured Fund
         5/1/97-12/31/97                    $1,000,967                 $968,290               $32,677
         1/1/97-4/30/97                     $502,457                   $473,267               $29,190
         1/1/96-12/31/96                    $1,518,301                 $1,518,301             None
         1/1/95-12/31/95                    $1,541,687                 $1,516,687             $25,000

                                           Investment                 Investment                 Fees
                                          Advisory Fees              Advisory Fees            Waived and
                                            Incurred                     Paid                Expenses Paid
Tax-Free Minnesota Fund
         5/1/97-12/31/97                    $1,423,345                 $1,353,410             $69,935
         1/1/97-4/30/97                     $706,459                   $612,643               $93,816
         1/1/96-12/31/96                    $2,222,690                 $2,222,690             None
         1/1/95-12/31/95                    $2,229,862                 $2,229,862             None

Tax-Free Missouri Insured Fund
         5/1/97-12/31/97                    $200,279                   $185,491               $14,788
          1/1/97-4/30/97                    $97,877                    $97,877                None
         1/1/96-12/31/96                    $290,247                   $195,247               $95,000
         1/1/95-12/31/95                    $250,578                   $80,578                $170,000

Tax-Free New Mexico Fund
         5/1/97-12/31/97                    $68,560                    $59,118                $9,442
         1/1/97-4/30/97                     $34,332                    $34,332                None
         1/1/96-12/31/96                    $107,784                   $107,784               None
         1/1/95-12/31/95                    $108,209                   $108,209               None

Tax-Free New York Fund
         5/1/97-12/31/97                    $30,450                    $21,543                $8,907
         1/1/97-4/30/97                     $16,645                    None                   $27,742
         10/1/96-12/31/96(2)                $17,615                    None                   $23,062
         10/1/95-9/30/96                    $93,048                    $68,468                $24,580
         10/1/94-9/30/95                    $99,309                    $36,213                $63,096

Tax-Free North Dakota Fund
         5/1/97-12/31/97                    $106,481                   $93,426                $13,055
         1/1/97-4/30/97                     $54,890                    $54,890                None
         1/1/96-12/31/96                    $175,239                   $175,239               None
         1/1/95-12/31/95                    $179,121                   $179,121               None

Tax-Free Oregon Insured Fund
         5/1/97-12/31/97                    $92,073                    $50,164                $41,909
         1/1/97-4/30/97                     $42,995                    $23,231                $19,764
         1/1/96-12/31/96                    $124,769                   $59,769                $65,000
         1/1/95-12/31/95                    $103,343                   $28,343                $75,000

Tax-Free Utah Fund
         5/1/97-12/31/97                    $12,748                      $3,176                 $9,572
         1/1/97-4/30/97                     $6,749                      None                   $85,084
         1/1/96-12/31/96                    $21,935                     None                   $30,000
         1/1/95-12/31/95                    $20,769                     None                   $35,000

Tax-Free Washington Insured Fund
         5/1/97-12/31/97                    $10,565                     None                   $14,700
         1/1/97-4/30/97                     $4,896                      None                   $12,854
         1/1/96-12/31/96                    $12,662                     None                   $34,628
         1/1/95-12/31/95                    $10,374                     None                   $23,126

                                           Investment                 Investment                Fees
                                          Advisory Fees              Advisory Fees           Waived and
                                            Incurred                     Paid               Expenses Paid
Tax-Free Wisconsin Fund
         5/1/97-12/31/97                    $100,882                   $79,307                $21,575
         1/1/97-4/30/97                     $48,044                    $46,138                $1,906
         1/1/96-12/31/96                    $141,262                   $131,262               $10,000
         1/1/95-12/31/95                    $123,548                   $123,548               None

(1) Commencement of operations.
(2) Effective December 31, 1996, Tax-Free New York Fund changed its fiscal year from September 30 to December 31.

       Each Fund also had an Administrative Services Agreement with Voyageur through April 30, 1997. Set forth below is information regarding the amount of administrative services fees incurred, paid and waived, if any, by each Fund to Voyageur during the indicated periods.

                                                          Administrative
                                                           Services Fees
                                                               Paid
Tax-Free Arizona Insured Fund
         1/1/97-4/30/97                                      $99,048
         1/1/96-12/31/96                                     $307,939
         1/1/95-12/31/95                                     $299,757

Tax-Free Arizona Fund
         1/1/97-4/30/97                                      $12,692
         1/1/96-12/31/96                                     $36,595
         3/2/95-12/31/95(1)                                  $15,541

Tax-Free California Insured Fund
         1/1/97-4/30/97                                      $25,183
         1/1/96-12/31/96                                     $75,853
         1/1/95-12/31/95                                     $67,135

Tax-Free California Fund
         1/1/97-4/30/97                                      $4,502
         1/1/96-12/31/96                                     $21,559
         3/3/95-12/31/95(1)                                  $13,974

Tax-Free Colorado Fund
         1/1/97-4/30/97                                      $142,453
         1/1/96-12/31/96                                     $426,237
         1/1/95-12/31/95                                     $441,178

Tax-Free Florida Intermediate Fund
         1/1/97-4/30/97                                      $6,898
         1/1/96-12/31/96                                     $21,512
         1/1/95-12/31/95                                     $10,995

                                                             Administrative
                                                              Services Fees
                                                                  Paid

Tax-Free Florida Insured Fund
         1/1/97-4/30/97                                        $98,135
         1/1/96-12/31/96                                       $314,165
         1/1/95-12/31/95                                       $325,819

Tax-Free Florida Fund
         1/1/97-4/30/97                                        $8,517
         1/1/96-12/31/96                                       $30,812
         3/2/95-12/31/95(1)                                    $15,010

Tax-Free Idaho Fund
         1/1/97-4/30/97                                        $24,482
         1/1/96-12/31/96                                       $62,657
         1/4/95-12/31/95(1)                                    $29,996

Tax-Free Iowa Fund
         1/1/97-4/30/97                                        $31,466
         1/1/96-12/31/96                                       $93,979
         1/1/95-12/31/95                                       $85,579

Tax-Free Kansas Fund
         1/1/97-4/30/97                                        $9,480
         1/1/96-12/31/96                                       $39,146
         1/1/95-12/31/95                                       $14,005

Tax-Free Minnesota Intermediate Fund
         1/1/97-4/30/97                                        $37,565
         1/1/96-12/31/96                                       $110,484
         1/1/95-12/31/95                                       $114,999

Minnesota Insured Fund
         1/1/97-4/30/97                                        $125,163
         1/1/96-12/31/96                                       $355,578
         1/1/95-12/31/95                                       $329,546

Tax-Free Minnesota Fund
         1/1/97-4/30/97                                        $167,828
         1/1/96-12/31/96                                       $472,689
         1/1/95-12/31/95                                       $499,083

Tax-Free Missouri Insured Fund
         1/1/97-4/30/97                                        $41,314
         1/1/96-12/31/96                                       $125,437
         1/1/95-12/31/95                                       $111,588

Tax-Free New Mexico Fund
         1/1/97-4/30/97                                        $14,065
         1/1/96-12/31/96                                       $51,384
         1/1/95-12/31/95                                       $46,835

                                                                Administrative
                                                                 Services Fees
                                                                     Paid
Tax-Free New York Fund
         1/1/97-4/30/97                                            $10,685
         10/1/96-12/31/96(2)                                       $5,447
         10/1/95-9/30/96                                           N/A
         10/1/94-9/30/95                                           N/A

Tax-Free North Dakota Fund
         1/1/97-4/30/97                                            $26,554
         1/1/96-12/31/96                                           $86,034
         1/1/95-12/31/95                                           $75,910

Tax-Free Oregon Insured Fund
         1/1/97-4/30/97                                            $23,056
         1/1/96-12/31/96                                           $59,737
         1/1/95-12/31/95                                           $42,931

Tax-Free Utah Fund
         1/1/97-4/30/97                                            $35,716
         1/1/96-12/31/96                                           $25,695
         1/1/95-12/31/95                                           $18,829

Tax-Free Washington Insured Fund
         1/1/97-4/30/97                                            $5,762
         1/1/96-12/31/96                                           $21,966
         1/1/95-12/31/95                                           $12,752

Tax-Free Wisconsin Fund
         1/1/97-4/30/97                                            $20,269
         1/1/96-12/31/96                                           $67,833
         1/1/95-12/31/95                                           $49,595

(1)    Commencement of operations.
(2) Effective December 31, 1996, Tax-Free New York Fund changed its fiscal year from September 30 to December 31.

       Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Funds are responsible for all of their own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
       The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated March 1, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plans for each such Class.

       The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 30, 1997. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

       The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND  DIRECTORS/TRUSTEES

       The business and affairs of the Funds are managed under the direction of its Board of Directors or Trustees.

       Certain officers and directors or trustees of the Funds hold identical positions in each of the other funds in the Delaware Investments family. As of February 28, 1998, the officers and directors or trustees of each investment company, as a group, owned less than 1% of the of the outstanding shares of each class of the Funds.

       As of February 28, 1998, management believes the following accounts held 5% or more of a Class of shares of a Fund:

Class                              Name and Address of Account                      Share Amount         Percentage
-----                              ---------------------------                      ------------         ----------
Tax-Free Arizona                   Merrill Lynch, Pierce, Fenner & Smith               1,428,358           8.94%
Insured Fund Class A Shares        For the Sole Benefit of its Customers
                                   Attn:  Fund Administration
                                   4800 Deer Lake  Drive East, Third Floor
                                   Jacksonville, FL 32246

Tax-Free Arizona                   Robert D Wickwire TTEE                                 42,035          12.59%
Insured Fund Class B Shares        Robert D. Wickwire Rev
                                   6050 N. Camino Esplendora
                                   Tucson, AZ 85718

                                   BA Investment Services, Inc.                           23,217           6.95%
                                   185 Berry St., Third Floor, #2640
                                   San Francisco, CA 94107

                                   Vivian G. Finkelman TTEE                               18,156           5.43%
                                   Vivian G. Finkelman Trust
                                   8989 Gainey Center Drive, #105
                                   Scottsdale, AZ 85258

Tax-Free Arizona                   Dean Witter for the Benefit of the                     19,929          34.99%
Insured Fund Class C Shares        Arp Trust 1986 Survivors Trust
                                   Mary Arp & Carol Linda Dodge TTEES
                                   Church St. Station - P.O. Box 250
                                   New York, NY  10013

                                   BA Investment Services, Inc.                           11,001          19.31%
                                   185 Berry St., Third Floor #2640
                                   San Francisco, CA 94107

                                   BT Alex Brown Incorporated                              5,865          10.29%
                                   P.O. Box 1346
                                   Baltimore, MD 21203

Class                              Name and Address of Account                      Share Amount         Percentage
-----                              ---------------------------                      ------------         ----------
 Tax-Free Arizona                  Roy L. Carson &                                         4,059           7.12%
 Insured Fund Class C Shares       Marian L. Carson JT TEN
                                   2116 W. Comstock
                                   Chandler, AZ  85224

                                   Harriet J. Welch TTEE                                   3,801           6.67%
                                   The Welch Family Trust
                                   15612  East Willis
                                   Gilbert, AZ  85296

Tax-Free Arizona Fund              Dain Rauscher Incorporated.                           179,725          18.41%
Class A Shares                     FBO Gaylord Rubin &  Beverly Rubin CO-TTEES
                                   Gaylord & Beverly Rubin Family Trust
                                   4712 East Palo Verde Drive
                                   Phoenix, AZ  85018

                                   Dorothy H. Green TTEE                                  76,873           7.87%
                                   Green Family Trust
                                   5002 E. Mesquite Wood Court, Ste . 700
                                   Phoenix, AZ  85044

                                   Merrill Lynch, Pierce Fenner & Smith                   49,983           5.12%
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive  East, Third Floor
                                   Jacksonville, FL  32246

Tax-Free Arizona Fund              Dain Rauscher Incorporated                             26,312           7.87%
Class B Shares                     FBO Gaylord Rubin &  Beverly Rubin CO-TTEES
                                   Gaylord & Beverly Rubin Family Trust
                                   4712 East Palo Verde Drive
                                   Phoenix, AZ  85018

                                   Dain Rauscher Incorporated                             24,874           7.44%
                                   FBO Virginia Strickland TTEE
                                   Strickland Family Trust
                                   7500 N. Calle Sin Envidia
                                   Tucson, AZ  85718

                                   PaineWebber FBO Gilberth Barnes                        17,876           5.35%
                                   & Clare Collord  Barnes TTEE
                                   210 West Palmaire Avenue
                                   Phoenix, AZ  85021

Class                              Name and Address of Account                      Share Amount         Percentage
-----                              ---------------------------                      ------------         ----------
Tax-Free Arizona Fund              Margaret L. Minder  Urban TTEE                         22,446          53.96%
Class C Shares                     Margaret L. Minder Urban REV TRUST
                                   6710 Mamaronick Drive
                                   Tucson, AZ  85718

                                   PaineWebber                                             4,601          11.06%
                                   FBO Carol J. Griffin and
                                   Dale Griffin JT/WROS
                                   6738  North Shadow Run Drive
                                   Tucson, AZ  85704


Tax-Free California Insured        Merrill Lynch, Pierce, Fenner & Smith                 131,479           5.60%
Fund Class A Shares                For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive  East, Third Floor
                                   Jacksonville, FL  32246

Tax-Free California Insured        Donaldson Lufkin Jenrette                              34,404          78.97%
Fund Class C Shares                Securities Corporation, Inc.
                                   P.O. Box 2052
                                   Jersey City, NJ 07303

                                   BT Alex Brown Incorporated                              4,428          10.16%
                                   P.O. Box 1346
                                   Baltimore, MD  21203

                                   C. Robert Tyler                                         2,752           6.31%
                                   Elizabeth A. Tyler JT TEN
                                   P.O. Box 1194
                                   Grass Valley, CA 95945

Tax-Free California Fund           PaineWebber                                            50,267          12.34%
Class A Shares                     FBO Michael Alan Knott
                                   59926 Comstock Road
                                   Cove, OR 97824

                                   Diane Severns                                          31,613           7.76%
                                   2537 Lariat Lane
                                   Walnut Creek, CA 94596

                                   Dain Bosworth Inc. FBO                                 29,668           7.28%
                                   William C. Johnson
                                   P.O. Box 7106
                                   Rancho Santa Fe, CA  92067

Class                              Name and Address of Account                      Share Amount         Percentage
-----                              ---------------------------                      ------------         ----------
Tax-Free California Fund           Thelma Beam & Edith Ramsey TTEES                       25,662           6.29%
Class A Shares                     Beam Family Trust
                                   250 Raylow Avenue
                                   Manteca, CA 95336

Tax-Free California Fund           Robert W. Oates                                         4,511          30.29%
Class C Shares                     and Cynthia S. Oates JT WROS
                                   656 West School Street
                                   Cotati, CA 94931

                                   Long Q. Nguyen                                          3,360          22.56%
                                   Thoa K. Nguyen JT TEN
                                   3229 Adelanto Lane
                                   San Jose, CA 95135

                                   PaineWebber                                             2,488          16.71%
                                   FBO John R. Pruett &
                                   Yvonne M. Pruett JTWROS
                                   219 Forest Creek Lane
                                   San Ramon, CA 94583

                                   Alan M. Frankel and                                     2,299          15.44%
                                   Carol S. Frankel JT WROS
                                   9591 Jura Drive
                                   Huntington Beach, CA 92646

                                   BT Alex Brown Incorporated                              1,109           7.45%
                                   P.O. Box 1346
                                   Baltimore, MD 21203

Tax-Free Colorado Fund             Marjorie J. Ottino TTEE                                 9,242           5.45%
Class C Shares                     Joseph W. Ottino TTEE
                                   Joseph W. & Marjorie J. Ottino Trust
                                   4258 South Shore Court
                                   Fort Collins, CO 80524

                                   Dorothy E. Radant TTEE                                  8,801           5.19%
                                   1332 Cresent Dr.
                                   Wausau, WI 54401

                                   Dean Witter                                             8,787           5.18%
                                   FBO Bette J. Storms &
                                   William W. Storms JTTEN
                                   3855 Hermitage Ave.
                                   Colorado Springs, CO 80906

Class                              Name and Address of Account                         Share Amount       Percentage
-----                              ---------------------------                         ------------       ----------
Tax-Free Florida                   Merrill Lynch, Pierce, Fenner & Smith                     34,924         13.00%
Intermediate Fund                  For the Sole Benefit of its Customers
Class A Shares                     Attn: Fund Administration
                                   4800 Deer Lake  Drive East, Third Floor
                                   Jacksonville, FL 32246

                                   Donaldson Lufkin Jenrette                                 19,240          7.16%
                                   Securities Corporation Inc.
                                   P.O. Box 2052
                                   Jersey City, NJ 07303

Tax-Free Florida                   Smith Barney, Inc.                                         9,833         10.99%
Intermediate Fund                  388 Greenwich St.
Class B Shares                     New York, NY 10013

                                   John A. Dragseth TTEE                                      7,538          8.42%
                                   John A. Dragseth Trust
                                   3623 South East Old St. Lucie Blvd.
                                   Stuart, FL 34996

                                   Smith Barney, Inc.                                         5,672          6.33%
                                   388 Greenwich Street
                                   New York, NY 10013

                                   WCG Investment Partnership                                 5,619          6.27%
                                   Attn: Howard Wolofsky
                                   c/o Reflections
                                   3400  North East 34th Street, Ste. 1010
                                   Ft. Lauderdale, FL 33308

                                   Pauline B. Butler                                          5,610          6.26%
                                   450 Avenue F, South East
                                   Winter Haven, FL 33880

Tax-Free Florida                   Prudential Securities, Inc.                                5,209        100.00%
Intermediate Fund                  FBO Mrs. Jun L. Mason
Class C Shares                     Jun L. Mason REV LIV TRUST
                                   1180 Reef Road, Apt. A19
                                   Vero Beach FL  32963

Tax-Free Florida Insured           Merrill Lynch, Pierce, Fenner & Smith                  1,639,216         11.60%
Fund Class A Shares                For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake  Drive East, Third Floor
                                   Jacksonville, FL 32246

Class                              Name and Address of Account                         Share Amount         Percentage
-----                              ---------------------------                         ------------         ----------
Tax-Free Florida  Insured          Merrill Lynch, Pierce, Fenner & Smith                     27,428             7.80%
Fund Class B Shares                For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake  Drive East, Third Floor
                                   Jacksonville, FL 32246

Tax-Free Florida Fund              SunTrust Bank Tampa Bay                                   68,829             8.85%
Class A Shares                     FBO Ron Slivka
                                   Donna Slivka
                                   P.O. Box 105870
                                   Atlanta, GA 30348

Tax-Free Florida Fund              Merrill Lynch, Pierce, Fenner & Smith                     45,423            18.97%
Class B Shares                     For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, Third Floor
                                   Jacksonville, FL 32246

                                   PaineWebber                                               21,052             8.79%
                                   FBO Anne Shtulman REV TRUST
                                   7406 Fairfax Drive, Apt. 109D
                                   Tamarac, FL 33321

                                   Anita R. Alexander & John E.  Alexander                   19,683             8.22%
                                   259 Courtyard Blvd. Box 259-102
                                   Sun City Center, FL 33573

                                   Robert K. Sedgwick  TTEE                                  14,032             5.85%
                                   7711 Sundown Court
                                   Bayonet Point, FL 34667

Tax-Free Florida Fund              Mary J. Manns                                             10,648            50.35%
C Shares                           3629 Killarney Plaza  Court
                                   Tallahassee, FL 32308

                                   Jack C. Shaw and Lula A. Shaw                              9,017            42.64%
                                   2156 Northeast 24th Street
                                   Wilton Manors, FL 33305

                                   Prudential Securities Inc. FBO                             1,428             7.00%
                                   Anna  DeMaio
                                   2100 Springdale Blvd., Apt. Y 215
                                   Palm Springs, FL 33461


Class                              Name and Address of Account                           Share Amount        Percentage
-----                              ---------------------------                           ------------        ----------
Tax-Free Idaho Fund                Merrill Lynch, Pierce, Fenner & Smith                    622,163            19.31%
Class A Shares                     For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive  East, Third Floor
                                   Jacksonville, FL 32246

                                   Audrey Ann Shayne                                        191,628             5.95%
                                   4760 Rivervista Place
                                   Boise, ID 83703

Tax-Free Idaho Fund                Merrill Lynch, Pierce, Fenner & Smith                    255,874            40.76%
Class B Shares                     For the Sole Benefit of its  Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive  East, Third Floor
                                   Jacksonville, FL 32246

Tax-Free Idaho Fund                Joseph Daltoso                                            10,755             9.10%
Class C Shares                     1225 Warm Spring Ave.
                                   Boise, ID 83712

                                   Archie Lurus & Georgia Lurus JT/WROS                      10,230             8.65%
                                   2391 N. 55th East
                                   Idaho Falls, ID 83401

                                   Key Clearing Corp.                                         8,732             7.38%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144

                                   Ray L. Spencer and Donna Spencer JT WROS                   6,450             5.45%
                                   9626 West Victory Road
                                   Boise, ID 83709

                                   Herbert W. Runner                                          5,995             5.02%
                                   Rosamond S. Runner JT TEN
                                   828 Wade Circle
                                   Boise, ID 83705

Tax-Free Iowa Fund                 Alex P. Despenas                                          65,727            21.46%
Class B Shares                     Ethel Despenas TEN COM
                                   960 Briarstone
                                   Mason City, IA 50401

                                   Garry L. Waline                                           16,088             5.25%
                                   Kathleen A. Waline JTTN
                                   301 C Street Apt. 2
                                   Toledo, IA 52342

Class                              Name and Address of Account                         Share Amount         Percentage
-----                              ---------------------------                         ------------         ----------
Tax-Free Iowa Fund                 PaineWebber                                               15,322             5.00%
Class B Shares                     FBO Maxine V. Royer and
                                   Judy A. Reves and
                                   Janet S. Fricke JT WROS
                                   2825 190th Street
                                   Dallas Center, IA 50063

Tax-Free Iowa Fund                 Donald R. Kurtz                                           10,775            12.51%
Class C Shares                     Mildred Kurtz JTTEN
                                   1010 Plane Street
                                   Burlington, IA 52601

                                   David W. Oberbroeckling and                               10,601            12.30%
                                   Julia A. Oberbroeckling JT WROS
                                   3702 Wisconsin Avenue
                                   Davenport, IA 52806

                                   Mary E. Aringdale                                          5,413             6.28%
                                   Robert F. Aringdale JT TEN
                                   2924 Sunnyside Avenue
                                   Burlington, IA 52601

                                   Fern L. Morrison                                           4,803             5.57%
                                   Doyle D. Morrison POA
                                   TOD Doyle D. Morrison Delores J. Reed
                                   421 Leffler
                                   West Burlington, IA 52655

                                   Marian W. Palmer                                           4,571             5.30%
                                   TOD Sara Beth Palmer
                                   904 Oak Street
                                   Burlington, IA 52601

                                   John A. Reid                                               4,367             5.06%
                                   Box 219
                                   Greene, IA 50636

Tax-Free Kansas Fund               Thomas B. Robinson                                        57,302             5.91%
Class A Shares                     6401 Norwood Drive
                                   Shawnee Mission, KS 66208

                                   Merrill Lynch, Pierce, Fenner & Smith                     54,909             5.66%
                                   For the Sole Benefit  of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, Third Floor
                                   Jacksonville, FL 32246

Class                              Name and Address of Account                         Share Amount         Percentage
-----                              ---------------------------                         ------------         ----------
Tax-Free Kansas Fund               Merrill Lynch, Pierce, Fenner & Smith                     25,214             7.65%
Class B Shares                     For the Sole Benefit of its Customers
                                   Attn Fund Administration
                                   4800 Deer Lake  Drive East, Third Floor
                                   Jacksonville, FL 32246

                                   William T. Martin TTEE                                    23,324             7.07%
                                   William T. Martin TR
                                   The Forum, Apt. 124
                                   3501 West 95th Street
                                   OP KS 66206

                                   Prudential Securities, Inc.                               23,258             7.06%
                                   FBO Frank F. Castellano and
                                   Patricia J. Castellano JT WROS
                                   14032 Hayes Street
                                   Overland Park, KS 66221

Tax-Free Kansas Fund               Gilbert  O. Sears                                          4,054            48.41%
Class C Shares                     TOD Megan R. Fishpool
                                   Lisa Papadopoulos
                                   Tricia R. Sears
                                   213  East Parliament
                                   Smith Center, KS 66967

                                   Harold L. Smith                                            2,575            30.74%
                                   TOD Sheryl S. Olson
                                   David A. Smith
                                   Jayne A. Radley & Marcia L. Vaughn
                                   1708 Arrowhead
                                   Derby, KS 67037

                                   Richard L. McClelland                                      1,001            11.95%
                                   Nyllia Jo McClelland JT TEN
                                   15405 West 144th Terrace
                                   Olathe, KS 66062

                                   Randall L. Hockett                                           513             6.12%
                                   1721 North 73rd Terrace, #8
                                   Kansas City, KS 66112

Tax-Free Minnesota                 Merrill Lynch, Pierce, Fenner & Smith                    437,581             8.68%
Intermediate Fund                  For the Sole Benefit of  its Customers
Class A Shares                     Attn Fund Administration
                                   4800 Deer Lake  Drive East, Third Floor
                                   Jacksonville, FL 32246

Class                              Name and Address of Account                         Share Amount         Percentage
-----                              ---------------------------                         ------------         ----------
Tax-Free Minnesota                 Larry C. Jordan                                            9,829             9.90%
Intermediate Fund                  1633 Eustis
Class B Shares                     St Paul, MN 55108

                                   Sophie G. Bishoff                                          9,353             9.41%
                                   2221 Youngman Avenue
                                   St Paul, MN 55116

                                   Merrill Lynch                                              8,920             8.97%
                                   4800 Deer Lake Drive East, Third Floor
                                   Jacksonville, FL 32246

                                   Marjorie Grills Cons                                       7,583             7.63%
                                   FBO Eunice G. Ryan
                                   440 Cherokee Avenue
                                   St. Paul, MN 55107

                                   Norwest Investment Services, Inc.                          6,548             6.59%
                                   FBO 021704701
                                   Northstar Building East - 8th Floor
                                   608 Second Avenue, South
                                   Minneapolis, MN 55479

Tax-Free Minnesota                 Bradley E. Bakken TTEE                                    17,181            12.56%
Intermediate Fund                  Bradley E. Bakken Revocable Trust
Class C Shares                     10100 Windsor Lane
                                   Minnetonka, MN 55343

                                   Merrill Lynch, Pierce, Fenner & Smith                     11,176             8.17%
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East, Third Floor
                                   Jacksonville, FL 32246

                                   Nicholas Edloff                                           10,867             7.94%
                                   Mary Edloff JT TEN
                                   1315 Goodrich
                                   St Paul, MN 55105

                                   Allen J. and Diane K. Volkenant TTEES                      9,106             6.65%
                                   Allen J. Volkenant REV TRUST
                                   808 Coventry Place
                                   Edina, MN 55435

                                   Donaldson Lufkin Jenrette                                  7,161             5.23%
                                   Securities Corporation Inc
                                   P.O. Box 2052
                                   Jersey City, NJ 07303


Class                            Name and Address of Account                             Share Amount         Percentage
-----                            ---------------------------                             ------------         ----------
Minnesota Insured Fund           The Drifter Family Limited Partnership                      28,226             9.78%
Class C Shares                   Gopher Macine & Eng. Co. General Partner
                                 c/o Firstar Ctr -  Attn. George Benz
                                 101 East 5th Street, Suite 2104
                                 Saint Paul, MN 55101

                                 Lucille P. Weimert                                          18,989             6.58%
                                 238 North Plainview Ave
                                 Mankato, MN 56001

Tax-Free Minnesota               Merrill Lynch, Pierce, Fenner & Smith                    2,199,573             6.82%
Fund Class A Shares              For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake  Drive East, Third Floor
                                 Jacksonville, FL 32246

Tax-Free Minnesota               Donaldson Lufkin Jenrette                                   46,516            16.67%
Fund Class C Shares              Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Merrill Lynch, Pierce, Fenner & Smith                       30,835            11.05%
                                 For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive East, Third Floor
                                 Jacksonville, FL 32246

Tax-Free Missouri Insured        Merrill Lynch, Pierce, Fenner & Smith                      245,303             5.54%
Fund Class A Shares              For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive East, Third Floor
                                 Jacksonville, FL 32246

Tax-Free Missouri Insured        Walter A. Gawrych                                           10,065            44.63%
Fund Class C Shares              Wendy D. Gawrych JT TEN
                                 12816 Pointe Drive
                                 St Louis, MO 63127

                                 George A. Rhodes                                             5,000            22.17%
                                 TOD Russell G. Rhodes
                                 1359 East Stoneridge Dr.
                                 Springfield, MO 65803

                                 Bryan E. Jaynes                                              3,071            13.16%
                                 6434 Alamo Avenue, Apt #2W
                                 St Louis, MO 63105

                                 James M. Brown                                               2,137             9.47%
                                 2624 Park Avenue
                                 St Louis, MO 63104


Class                            Name and Address of Account                            Share Amount         Percentage
-----                            ---------------------------                            ------------         ----------
Tax-Free Missouri Insured        Maida Ann VanPelt                                            1,834             8.13%
Fund C Class Shares              Donald Lee VanPelt
                                 2401 Still Meadows Lane
                                 Blue Springs, MO 64015

Tax-Free New Mexico Fund         Merrill Lynch, Pierce, Fenner & Smith                      361,397            20.70%
Class A Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive East, Third Floor
                                 Jacksonville, FL 32246

                                 Donaldson Lufkin Jenrette                                   88,168             5.04%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Tax-Free New Mexico Fund         Arnold A. Elsbernd  & Helen G. Elsbernd TTEES               11,841            11.03%
Class B Shares                   Elsbernd Family Trust
                                 5525 Edwards Dr., NE
                                 Albuquerque, NM 87111

                                 Edward D. Jones and Co. F/A/O                                9,998             9.31%
                                 Jeanne Chintis and Nicholas Chintis TTEES
                                 P.O. Box 2500
                                 Maryland Heights, MO 63043

                                 J. Thomas Brewer                                             8,437             7.86%
                                 Nona Brewer JT TEN
                                 2102 Runyan Avenue
                                 Artesia, NM 88210

                                 Adele A. Anderson TTEE                                       7,484             6.97%
                                 For the Adele A. Anderson REV LIV TR
                                 2916 Cutler Avenue NE
                                 Albuquerque, NM 87106

                                 Byrd T. Mooney                                               7,437             6.93%
                                 610 E 16th Street
                                 Farmington, NM 87401

                                 Donaldson Lufkin Jenrette                                    6,759             6.29%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Newell T. Reynolds and                                       6,157             5.73%
                                 Bella Lewitzky TTEES
                                 N. Reynolds and B. Lewitzky Family Trust
                                 3594 Multiview Drive
                                 Los Angeles, CA 90068


Class                            Name and Address of Account                            Share Amount         Percentage
-----                            ---------------------------                            ------------         ----------
Tax-Free New Mexico Fund         Norwest Investment Services, Inc.                            5,441             5.06%
Class B Shares                   Northstar Building East, 8th Floor
                                 608 Second Avenue South
                                 Minneapolis, MN 55479

                                 PaineWebber                                                  5,417             5.04%
                                 FBO Lewis G. Helm
                                 Berry J Helm JT WROS
                                 8213 Cherry Hills Drive NE
                                 Albuquerque, NM 87111

Tax-Free New Mexico Fund         Donaldson Lufkin Jenrette                                    6,867            24.37%
Class C Shares                   Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 R. Harold Wingo                                              3,573            12.68%
                                 Ethel J. Wingo JT TEN
                                 TOD David N. Wingo & Raymond M. Wingo
                                 725 Collier Avenue
                                 Raton, NM 87740

                                 Bob Harris                                                   3,211            11.39%
                                 Kathy R. Harris
                                 712 South 5th Street
                                 Raton, NM 87740

                                 Title Services, Inc                                          3,040            10.79%
                                 Attn: Bob Harris
                                 P.O. Box 696
                                 Raton, NM 87740

                                 Donaldson Lufkin Jenrette                                    2,888            10.25%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Kathleen Porter Harris                                       2,032             7.21%
                                 TOD Bob Harris
                                 712 South 5th Street
                                 Raton, NM 87740

                                 Donaldson Lufkin Jenrette                                    1,803             6.40%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Tax-Free New York Fund           Claudia Schellenberg                                         2,804            17.57%
Class B Shares                   3243 90th Street, Apt. 202
                                 Flushing, NY 11369



Class                            Name and Address of Account                           Share Amount         Percentage
-----                            ---------------------------                           ------------         ----------
Tax-Free New York Fund           Ann Dexter Jones                                             2,445            15.32%
                                 279 Central Park West
                                 New York, NY 10024

                                 Donaldson Lufkin Jenrette                                    1,530             9.58%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

                                 Ralph L. Warren                                              1,428             8.94%
                                 Anne C. Warren JT WROS
                                 980 State Highway 205
                                 Oneonta, NY 13820

                                 Lewco Securities Corp.                                       1,101             6.89%
                                 34 Exchange Place, Fourth Floor
                                 Jersey City, NJ 07302

                                 Lewco Securities Corp                                        1,101             6.89%
                                 34 Exchange Place 4th Floor
                                 Jersey City, NJ 07302

                                 Arthur T. Weinisch                                           1,077             6.74%
                                 Deborah A. Weinisch JT WROS
                                 27 Beachview Place
                                 Ronkonkoma, NY 11779

                                 Key Clearing Corp                                            1,046             6.55%
                                 P.O. Box 93971
                                 Cleveland, OH 44101

                                 John Mitchell                                                  977             6.12%
                                 Madeleine Mitchell JT WROS
                                 155 South Fordham Road
                                 Hicksville, NY 11801

                                 Angelo Nicosia                                                 966             6.05%
                                 Helen Nicosia JT TEN
                                 1667 Hemlock Farms
                                 Hawley, PA 18428

Tax-Free New York Fund           Donaldson Lufkin Jenrette                                    5,322            99.99%
Class C Shares                   Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303

Tax-Free North Dakota            Wilkota and Company                                        209,618             7.65%
Fund Class A Shares              1st  Nat'l Bank &  Trust Co. of Williston
                                 P.O. Box 1827
                                 Williston, ND 58802


Class                            Name and Address of Account                          Share Amount          Percentage
-----                            ---------------------------                          ------------          ----------
Tax-Free North Dakota            Merrill Lynch, Pierce, Fenner & Smith                        9,725            12.18%
Fund Class B Shares              For The Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake  Drive East, Third Floor
                                 Jacksonville, FL 32246

                                 Edward D Jones & Co F/A/O                                    9,298            11.64%
                                 Arthur N. Lee
                                 P.O. Box 2500
                                 Maryland Heights, MO 63043

                                 Susan K Krueger                                              4,732             5.92%
                                 P.O. Box 716
                                 West Fargo, ND 58078

                                 Wesley W. Weeding                                            4,683             5.86%
                                 Geraldine M. Weeding JTTEN
                                 331  West 6th Street
                                 West Fargo, ND 58078

                                 Paula Shermoen                                               4,026             5.04%
                                 RR 1, Box 54A
                                 Gilby, ND 58235

                                 Roberta J. Mohagen                                           4,009             5.02%
                                 104 Prairiewood Drive
                                 Fargo, ND 58103

Tax-Free North Dakota            Jacob N. Gust                                                2,419            66.57%
Fund Class C Shares              Barbara A. Olive JT TEN
                                 4614 81st N
                                 Fargo, ND 58102

                                 Debbie S. Kolegraf                                           1,090            30.01%
                                 Kim M. Kolegraf JT TEN
                                 4473 97th Avenue, NE
                                 Bismarck, ND 58501

Tax-Free Oregon Insured          Merrill Lynch, Pierce, Fenner & Smith                      114,697             5.30%
Class A Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake Drive East, Third Floor
                                 Jacksonville, FL 32246

Tax-Free Oregon Insured          Dorothy McCue                                               63,961            10.16%
Fund Class B Shares              2098 Law Lane
                                 Eugene, OR 97401



Class                            Name and Address of Account                           Share Amount         Percentage
-----                            ---------------------------                           ------------         ----------
Tax-Free Oregon Insured          PaineWebber                                                 15,093            30.92%
Class C Shares                   FBO Herbert Bodner TR
                                 FBO The Bodner Family Trust
                                 1419 NW 14th
                                 Portland, OR 97209

                                 PaineWebber                                                 10,615            21.74%
                                 FBO Daniel Oseran & Tracy Oseran  JT TEN 4500
                                 SW Humphrey Portland, OR 97221

                                 Kenneth E. Hansen and                                        7,713            15.80%
                                 Melanie L. Hansen JT WROS
                                 1444 4th Street
                                 Astoria, OR 97103

                                 Edward D Jones and Co. F/A/O                                 3,721             7.62%
                                 Carol Roesch
                                 P.O. Box 2500
                                 Maryland Heights, MO 63043

Tax-Free Utah Fund               Merrill Lynch, Pierce, Fenner & Smith                       21,504             7.62%
Class A Shares                   For The Sole Benefit of its Customers
                                 Attn: Fund Administration
                                 4800 Deer Lake  Drive East, Third Floor
                                 Jacksonvile, FL 32246

                                 Smith Barney Inc.                                           19,293             6.83%
                                 388 Greenwich Street
                                 New York, NY 10013

                                 Prudential Securities                                       14,842             5.26%
                                 FBO Janet G.  Parberry TTEE
                                 Arden B. Gundersen and
                                 Valoise Gundersen Trust
                                 3276 English Way
                                 Sandy, UT 84093

Tax-Free Utah Fund               Prudential Securities FBO                                   24,048            48.58%
Class B Shares                   William T. Logan & Sally M. Logan JT TEN
                                 1216 Aerie Drive
                                 Park City, UT 84068

                                 Smith Barney Inc.                                           11,179            22.58%
                                 388 Greenwich Street
                                 New York, NY 10013


Class                            Name and Address of Account                           Share Amount         Percentage
-----                            ---------------------------                           ------------         ----------
Tax-Free Utah Fund               Prudential Securities Inc.                                   9,279            18.74%
Class B Shares                   FBO Frank Mensel SUCC TTEE
                                 Revocable Inter Vivos Trust
                                 1270 N Cottonwood Circle
                                 Heber, UT 84032

                                 John E. Boyer, Jr.                                           2,567             5.18%
                                 3347 North 900 East
                                 Ogden, UT 84414

Tax-Free Washington              Smith Barney, Inc.                                          13,619             6.19%
Insured Fund Class A             388 Greenwich Street
Shares                           New York, NY 10013

                                 Raymond James & Assoc., Inc.                                11,650             5.29%
                                 James & Geneva Kirkland TTEES
                                 2802 Ocean Beach Highway
                                 Longview, WA 98632

                                 Edward D. Jones and Co.                                     11,388             5.17%
                                 Elsie H. Hansch
                                 P.O. Box 2500
                                 Maryland Heights, MO 63043

Tax-Free Washington              PaineWebber                                                 22,537            21.51%
Insured Fund Class B             FBO Hogin Family Trust
Shares                           Richard D. Hogin & Mariann Hogin TTEES
                                 7624  North Panorama  Drive
                                 Spokane, WA 99208

                                 PaineWebber                                                 10,044             9.59%
                                 FBO Arne L. Filan
                                 40 South Division
                                 Walla Walla, WA 99362

                                 PaineWebber                                                  5,815             5.57%
                                 FBO Adrien L. Casey &
                                 Virginia P Casey JTWROS
                                 1934 Scarpelli  Drive
                                 Walla Walla, WA 99362

                                 PaineWebber                                                  5,683             5.44%
                                 FBO David H. Olson &
                                 Evis Olson TTES
                                 1231 South 2nd Avenue
                                 Walla Walla, WA 99362


Class                            Name and Address of Account                           Share Amount         Percentage
-----                            ---------------------------                           ------------         ----------
Tax-Free Washington              PaineWebber                                                  5,242             5.02%
Insured Fund Class               FBO Loraine W. Schempp &
B Shares                         Irma G. Schempp JT TEN
                                 8538 RD T NW
                                 Quincy, WA 98848

Tax-Free Washington              PaineWebber                                                  4,270            51.33%
Insured Fund Class               FBO Leonard F. Jansen
C Shares                         2027 East Upriver Drive, Apt. S-31
                                 Spokane, WA 99207

                                 Walter G. Neiman                                             2,024            24.33%
                                 2041 Cloverdale Rd
                                 Kalama, WA 98625

                                 PaineWebber                                                  2,024            24.33%
                                 FBO Delbert  L. Moore
                                 1702 Moore Road
                                 Colfax, WA 99111

Tax-Free Wisconsin Fund          Bayban                                                     388,303            12.42%
Class A Shares                   c/o First St. Bank of Bayport
                                 950 North Highway 95
                                 Bayport, MN 55003

Tax-Free Wisconsin Fund          Dean G. Thomas                                              14,904             6.67%
Class B Shares                   c/o Carl Pieper
                                 P.O. Box 177
                                 Stoughton, WI 53589

                                 James Kadlec TTEE                                           14,383             6.43%
                                 Kadlec Qualified Terminable  Interest Trust
                                 3720 Elm  Drive
                                 La Crosse, WI 54601

                                 Joyce M. Weigel                                             11,887             5.31%
                                 5387 Mariners Cove Drive, Apt. 309
                                 Madison, WI 53704

                                 Reynalda Ricco, Exec.                                       11,470             5.12%
                                 Lydia M. Aschenbrener Estate
                                 5935 Glen haven Drive
                                 Greendale, WI 53129


Class                            Name and Address of Account                           Share Amount         Percentage
-----                            ---------------------------                           ------------         ----------
Tax-Free Wisconsin Fund          Everen Clearing Corp.                                       19,946            19.64%
Class C Shares                   Beverly Humleker Calhoun Trust
                                 111 East Kilbourn Avenue
                                 Milwaukee, WI 53202

                                 Everen Clearing Corp.                                       17,383            17.12%
                                 Alan R. Hyman and Harriet S. Hyman
                                 111 East Kilbourn Avenue
                                 Milwaukee, WI 53202

                                 Dean Witter                                                  9,834             9.68%
                                 FBO Eugene Cudewicz
                                 3856  East Somens Avenue
                                 Cudahy , WI 53110

                                 Everen Clearing Corp.                                        8,775             8.64%
                                 Robert P. Fahey
                                 111 East Kilbourn Avenue
                                 Milwaukee, WI 53202

                                 Everen Clearing Corp.                                        6,780             6.67%
                                 Harry A. Palmiter
                                 111 East Kilbourn Avenue
                                 Milwaukee, WI 53202

                                 Beverly Kneebone                                             5,536             5.45%
                                 1505 Stemp Terrace
                                 Madison, WI 53711

         DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company and Delaware Investment Advisers, both series of Delaware Management Business Trust, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National was completed. DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


         As noted under Investment Management Agreements, after the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DFG.


         Certain officers and directors or trustees of the Funds hold identical positions in each of the other funds in the Delaware Investments family. Directors or Trustees and principal officers of the Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director or trustee is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)

         Chairman and Director and/or Trustee of each of the seven investment companies, 27 other investment companies in the Delaware Investments family and Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer and Director of DMH Corp.,
                  Delaware Distributors, Inc. and Founders Holdings, Inc. Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer of Delaware Management Company (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Chief Investment Officer of
                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and  Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

*  Jeffrey J. Nick (45)

         President, Chief Executive Officer and Director and/or Trustee of each of the seven investment companies and 27 other investment companies in the Delaware Investments family
         President and Director of Delaware Management Holdings, Inc. President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc.
         President of Lincoln Funds Corporation
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln
                  National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

 Richard G. Unruh, Jr. (58)
         President of Delaware Investment Advisers (a series of Delaware
                  Management Business Trust) Executive Vice President of each of the seven investment companies and 27 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.
         Executive Vice President and Director/Trustee of Delaware Management
                  Company, Inc. and Delaware Management Business Trust Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.





----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of each of the seven investment companies and 27 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. and
                  Delaware Management Business Trust
         Director of Founders CBO Corporation
         Director of HYPPCO Finance Company Ltd.
         Before returning to  Delaware  Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

 David K. Downes (58)
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer of each of the seven investment companies and 27 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.
         Executive Vice President, Chief Financial Officer, Chief
                  Administrative Officer and Trustee of Delaware Management Business Trust
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and
                  Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and
                  Director of Delaware International Holdings Ltd.
         Chairman, Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc.
         Director of Delaware International Advisers Ltd.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of each of the seven investment companies and 27 other investment companies in the Delaware Investments family
         460 North Gulph Road, King of Prussia, PA 19406
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
         Director and/or Trustee of each of the seven investment companies and
                  27 other  investment companies in the Delaware  Investments family
         500 Fifth Avenue, New York, NY  10110
         Founder and Managing Director, Anthony Knerr & Associates
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of each of the seven investment companies and
                  27 other  investment companies in the Delaware  Investments family
         785 Park Avenue, New York, NY  10021
         Treasurer, National Gallery of Art
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
         Director and/or Trustee of each of the seven investment companies and
                  27 other  investment companies in the Delaware  Investments family
         City Hall, Philadelphia, PA  19107
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of each of the seven investment companies and 27 other investment companies in the Delaware Investments family
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402 President and Chief Executive Officer, MLM Partners, Inc.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

 Charles E. Peck (72)
         Director and/or Trustee of each of the seven investment companies and
                  27 other investment companies in the Delaware Investments
                  family
         P.O. Box 1102, Columbia, MD  21044
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of each of the seven investment companies and 27 other investment companies in the Delaware Investments family, Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. , Delaware Capital Management, Inc., Delvoy, Inc.
                  and Delaware Management Business Trust
         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company
         Senior Vice President and Director of Delaware International Holdings
                  Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney
         During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (48)

         Senior Vice President/Corporate Controller of each of the seven investment companies and 27 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc. , Delaware International Holdings Ltd., Delvoy, Inc. and Delaware Management Business Trust
         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company
         Senior Vice President/Assistant Treasurer of Founders CBO
                  Corporation
         Treasurer of Lincoln Funds Corporation
         During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of each of the seven investment companies and 27 other  investment companies in the Delaware
                   Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                  Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Senior Vice President and Manager of Investment Accounting of
                  Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

John B. Fields (52)
         Vice President/Senior Portfolio Manager of ten investment companies in the Delaware Investments family, Delaware Capital Management, Inc., Delaware Management Company, Inc, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Trustee of Delaware Management Business Trust
         Before joining Delaware Investments in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.

Patrick P. Coyne (34)
         Vice President/Senior Portfolio Manager of each of the seven investment companies, 12 other investment companies in the Delaware Investments family, Delaware Capital Management, Inc. and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware organization.

Mitchell L. Conery (39)
         Vice President/Senior Portfolio Manager , each of the seven investment companies, 12 other investment companies in the Delaware Investments family, Delaware Capital Management, Inc. and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with CS First Boston from 1992 to 1995.

Elizabeth H. Howell (36)
         Vice President/Senior Portfolio Manager of each of the seven investment companies, Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)
         Before joining Delaware Investments in 1997, Ms. Howell was a senior portfolio manager with Voyageur Fund Managers, Inc.

Andrew  M. McCullagh, Jr. (49)
         Vice President/Senior Portfolio Manager of each of the seven investment companies, one other investment company in Delaware Investments, Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)
         Before joining Delaware Investments in 1997, Mr. McCullagh was a senior portfolio manager with Voyageur Asset Management LLC.

         The following is a compensation table listing for each director or trustee entitled to receive compensation, the aggregate compensation expected to be received from each investment company noted below during the actual fiscal year and the total compensation received from all investment companies in the Delaware Investments family for the fiscal year ended December 31, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors or Trustees as of December 31, 1997. Only the independent directors or trustees of the Funds receive compensation from the Funds.

                                                                                                             Total
                                                                                                         Compensation
                                                                                                         from all  34
                       Voyageur   Voyageur    Voyageur    Voyageur    Voyageur    Voyageur    Voyageur    Investment
                       Tax Free    Insured     Invest-   Inter. Tax    Invest-     Mutual      Mutual      Companies
                         Funds      Funds       ment     Free Funds     ment        Funds     Funds II    of Delaware
Director/Trustee        Inc.(1)    Inc.(1)    Trust(1)     Inc.(1)   Trust II(1)   Inc.(1)     Inc.(1)  Investments(2)

W. Thacher Longstreth   $1,218    $1,271      $1,056       $658        $577        $879       $1,076       $59,827
Ann R. Leven            $1,312     $1,373      $1,126       $670        $578        $924       $1,150       $65,160
Walter P. Babich        $1,295     $1,355      $1,113       $668        $578        $916       $1,137       $64,160
Anthony D. Knerr        $1,295     $1,355      $1,113       $668        $578        $916       $1,137       $64,160
Charles E. Peck         $1,122     $1,176       $960        $562        $482        $784        $981        $56,682
Thomas F. Madison(3)    $1,218     $1,271      $1,056       $658        $577        $879       $1,076       $43,537


                                                  Pension or Retirement Benefits Accrued
                                                  as Part of each Investment Company's Expenses
                       Voyageur   Voyageur    Voyageur    Voyageur    Voyageur    Voyageur    Voyageur
                       Tax Free    Insured     Invest-   Inter. Tax    Invest-     Mutual      Mutual
                         Funds      Funds       ment     Free Funds     ment        Funds     Funds II
Director                 Inc.       Inc.        Trust       Inc.      Trust II      Inc.        Inc.

W. Thacher Longstreth    none       none        none        none        none        none        none
Ann R. Leven             none       none        none        none        none        none        none
Walter P. Babich         none       none        none        none        none        none        none
Anthony D. Knerr         none       none        none        none        none        none        none
Charles E. Peck          none       none        none        none        none        none        none
Thomas F. Madison        none       none        none        none        none        none        none


(1) The current Board of Directors or Trustees was elected by shareholders of each investment company on April 11, 1997 and began serving on May 1, 1997. With the exception of Thomas F. Madison, none of the current directors or trustees had served on the prior Board. Compensation figures are estimates of payments for each investment company's current fiscal year.

(2) Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on each Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

(3) Thomas F. Madison also received $15,000 for his service on the previous Boards of Directors or Trustees during the last fiscal year.

                                                  Estimated Annual Benefits Upon Retirement*
                          Voyageur      Voyageur     Voyageur     Voyageur     Voyageur     Voyageur     Voyageur
                          Tax Free       Insured      Invest-    Inter. Tax     Invest-      Mutual       Mutual
                            Funds         Funds        ment      Free Funds      ment         Funds      Funds II
Director                    Inc.          Inc.         Trust        Inc.       Trust II       Inc.         Inc.


                                      8
W. Thacher Longstreth      $38,500      $38,500      $38,500      $38,500    $38,500        $38,500      $38,500
Ann R. Leven               $38,500       $38,500      $38,500      $38,500    $38,500        $38,500      $38,500
Walter P. Babich           $38,500       $38,500      $38,500      $38,500    $38,500        $38,500      $38,500
Anthony D. Knerr           $38,500       $38,500      $38,500      $38,500    $38,500        $38,500      $38,500
Charles E. Peck            $38,500       $38,500      $38,500      $38,500    $38,500        $38,500      $38,500
Thomas F. Madison          $38,500       $38,500      $38,500      $38,500    $38,500        $38,500      $38,500

* Under the terms of the Delaware Investments Retirement Plan for Directors or Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Investments family for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors or trustees of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds in the Delaware Investments family, based on the number of funds in the Delaware Investments family as of that date.

EXCHANGE PRIVILEGE


         The exchange privileges available for shareholders of each Fund's classes and for shareholders of classes of other funds in the Delaware Investments family are set forth in the relevant prospectuses for such classes. The following supplements that information. Each Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Investments family. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.


         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Investments family on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the Funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Investments family. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.


         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.


         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time.


         As described in the Funds' Prospectus, neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in funds in the Delaware Investments family from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of a Fund, or (ii) makes more than two exchanges out of a Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight funds in the Delaware Investments family: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other funds in the Delaware Investments family are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in funds in the Delaware Investments family not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of such Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.


         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                 *     *     *


         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:


         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium-to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income.


         U.S. Government Fund seeks high current income by investing primarily in long-term U.S. government debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.


         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. it seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.


         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.


         Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.


          U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund, Inc. offers 15 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.


         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

       The Manager is the investment manager of each Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. While investment decisions for each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for each Fund.

       Delaware International, or its affiliate Delaware also manages the investment options for Delaware Medallion(SM) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers 15 different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the mutual funds in the Delaware Investments family available outside the annuity. See Delaware Group Premium Fund, Inc., above.

       Access persons and advisory persons of Delaware Investments, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

        Effective March 1, 1997, the Distributor acts as sole national distributor for each Fund and for the other mutual funds in the Delaware Investments family. Prior thereto, the Distributor and/or Voyageur Distributors ("VFD") acted as national distributor(s) for each Fund. The Distributor and/or VFD, whichever the case may be, received net commissions from each Fund, after reallowances to dealers, as follows:



                                                                                    Underwriting Commissions
                                       Total Underwriting Commissions                Retained by Underwriter
                                      Fiscal        Fiscal        Fiscal        Fiscal      Fiscal       Fiscal
                                    year ended    year ended    year ended    year ended  year ended   year ended
                                     12/31/97      12/31/96      12/31/95      12/31/97    12/31/96    12/31/95

Tax-Free Arizona Insured Fund        $162,464      $339,087      $804,383     $22,139      $40,338     $103,168
Tax-Free Arizona Fund                  47,805       104,978        20,987       6,805       13,217        2,901
Tax-Free California Insured Fund       30,039       107,617       231,679       4,208       14,226       34,177
Tax-Free California Fund               16,692        11,751        19,639       2,201        1,641        2,554
Tax-Free Colorado Fund                453,936       525,069       721,452      79,332       68,666      117,743
Tax-Free Florida Intermediate Fund      7,005         6,853         3,866         988        1,233          741
Tax-Free Florida Insured Fund          93,605       174,064       357,154      12,762       20,261       48,112
Tax-Free Florida Fund                  26,437        41,214        42,789       3,569        5,271        6,121
Tax-Free Idaho Fund                   158,771       313,894       338,974      23,159       32,689       62,968
Tax-Free Iowa Fund                     95,358       167,735       223,046      12,752       26,641       40,943
Tax-Free Kansas Fund                   32,401        55,360       104,287       4,550        7,686       14,394
Tax-Free Minnesota Intermediate Fund   58,451        71,429        47,098      14,687        5,306        8,399


                                                                                    Underwriting Commissions
                                       Total Underwriting Commissions                Retained by Underwriter
                                       ------------------------------                -----------------------
                                      Fiscal        Fiscal        Fiscal        Fiscal      Fiscal       Fiscal
                                    year ended    year ended    year ended    year ended  year ended   year ended
                                     12/31/97      12/31/96      12/31/95      12/31/97   12/31/96      12/31/95

Tax-Free Minnesota Fund              $428,428      $650,734      $812,687      $74,750      $69,682    $114,391
Minnesota Insured Fund                275,689       454,762       658,955       41,538       33,673      86,858
Tax-Free Missouri Insured Fund         59,498       211,558       316,387        8,119       29,607      53,274
Tax-Free New Mexico Fund               46,722        45,937        77,084        4,168        6,724      15,700
Tax-Free New York Fund                 11,429           465           N/A        1,603            0         N/A
Tax-Free North Dakota Fund              9,217        38,688        65,566        1,251        5,425      10,960
Tax-Free Oregon Insured Fund           71,994       149,165       265,488        9,496       20,166      42,930
Tax-Free Utah Fund                          0         4,575        10,693            0          800       1,782
Tax-Free Washington Insured Fund        9,330        17,167        26,941        1,272        2,196       3,915
Tax-Free Wisconsin Fund                60,987       107,671       139,886        8,433       11,170      25,338



         The Distributor and/or VFD, whichever the case may be, received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                                                  Limited CDSC Payments
                                                      Class A Shares
                                                      --------------

                                                 Fiscal Year Ended       Fiscal Year Ended       Fiscal Year Ended
Fund                                                  12/31/97               12/31/96                  12/31/95
----                                             -----------------       ------------------      ------------------
Tax-Free Arizona Insured Fund                             $-0-                   $-0-                     $-0-
Tax-Free Arizona Fund                                      -0-                    -0-                      -0-
Tax-Free California Insured Fund                           -0-                    -0-                      200
Tax-Free California Fund                                   -0-                    -0-                      -0-
Tax-Free Colorado Fund                                     -0-                    -0-                      -0-
Tax-Free Florida Intermediate Fund                         -0-                    -0-                      -0-
Tax-Free Florida Insured Fund                            2,443                    -0-                      -0-
Tax-Free Florida Fund                                      600                    -0-                      -0-
Tax-Free Idaho Fund                                     12,500                    -0-                      -0-
Tax-Free Iowa Fund                                         -0-                    -0-                      -0-
Tax-Free Kansas Fund                                       -0-                    -0-                      -0-
Tax-Free Minnesota Intermediate  Fund                      -0-                    -0-                      -0-
Tax-Free Minnesota Fund                                  5,000                    -0-                      -0-
Minnesota Insured Fund                                     -0-                    -0-                      -0-
Tax-Free Missouri Insured Fund                             -0-                    -0-                      -0-
Tax-Free New Mexico Fund                                   -0-                    -0-                      -0-
Tax-Free New York Fund                                     -0-                    -0-                      -0-
Tax-Free North Dakota Fund                                 -0-                    -0-                      -0-
Tax-Free Oregon Insured Fund                               -0-                    -0-                      -0-
Tax-Free Utah Fund                                         -0-                    -0-                      -0-
Tax-Free Washington Insured Fund                           -0-                    -0-                      -0-
Tax-Free Wisconsin Fund                                    -0-                    -0-                      -0-

       The Distributor and/or VFD, whichever the case may be, received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:


                                                      CDSC Payments
                                                      Class B Shares
                                                      --------------

                                                   Fiscal Year Ended      Fiscal Year Ended       Fiscal Year Ended
Fund                                                   12/31/97               12/31/96                  12/31/95
----                                               -----------------      ------------------      -----------------
Tax-Free Arizona Insured Fund                          $27,983                 $3,776                     $206
Tax-Free Arizona Fund                                   20,921                  5,674                      -0-
Tax-Free California Insured Fund                        17,873                  4,911                    4,513
Tax-Free California Fund                                 2,542                    -0-                      -0-
Tax-Free Colorado Fund                                  15,156                 12,013                    1,904
Tax-Free Florida Intermediate Fund                       1,478                    -0-                      -0-
Tax-Free Florida Insured Fund                            6,964                  6,555                    1,166
Tax-Free Florida Fund                                    7,251                    199                      -0-
Tax-Free Idaho Fund                                     14,466                     47                      -0-
Tax-Free Iowa Fund                                       3,628                    -0-                      -0-
Tax-Free Kansas Fund                                     4,170                  1,820                      -0-
Tax-Free Minnesota Intermediate  Fund                    1,116                    -0-                      -0-
Tax-Free Minnesota Fund                                 13,282                 11,641                      887
Minnesota Insured Fund                                   5,440                  3,613                      -0-
Tax-Free Missouri Insured Fund                          35,076                 16,189                    9,542
Tax-Free New Mexico Fund                                 3,500                  4,739                    3,200
Tax-Free New York Fund                                     -0-                  2,119                      -0-
Tax-Free North Dakota Fund                               1,850                  1,398                    1,995
Tax-Free Oregon Insured Fund                             1,587                 12,186                    3,587
Tax-Free Utah Fund                                         600                    -0-                      -0-
Tax-Free Washington Insured Fund                         1,372                    317                      -0-
Tax-Free Wisconsin Fund                                      4                    -0-                      -0-

       The Distributor and/or VFD, whichever the case may be, received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                                                      CDSC Payments
                                                      Class C Shares
                                                      --------------

                                                 Fiscal Year Ended       Fiscal Year Ended       Fiscal Year Ended
Fund                                                 12/31/97                 12/31/96               12/31/95
----                                             ------------------      ------------------       -----------------
Tax-Free Arizona Insured Fund                             $-0-                   $-0-                     $160
Tax-Free Arizona Fund                                      -0-                    -0-                      -0-
Tax-Free California Insured Fund                           -0-                    -0-                      -0-
Tax-Free California Fund                                   -0-                    -0-                      -0-
Tax-Free Colorado Fund                                     -0-                    384                      151
Tax-Free Florida Intermediate Fund                         -0-                    -0-                      -0-
Tax-Free Florida Insured Fund                              217                    -0-                      -0-
Tax-Free Florida Fund                                      -0-                    -0-                      -0-
Tax-Free Idaho Fund                                          6                    752                      212
Tax-Free Iowa Fund                                         -0-                    -0-                      -0-
Tax-Free Kansas Fund                                       433                    -0-                      -0-
Tax-Free Minnesota Intermediate  Fund                       26                    421                      347
Tax-Free Minnesota Fund                                    753                     16                      980
Minnesota Insured Fund                                     497                    411                      737
Tax-Free Missouri Insured Fund                             -0-                    -0-                      -0-
Tax-Free New Mexico Fund                                   119                    -0-                      -0-
Tax-Free New York Fund                                     -0-                    -0-                      -0-
Tax-Free North Dakota Fund                                 -0-                    -0-                      -0-
Tax-Free Oregon Insured Fund                               182                    232                      -0-
Tax-Free Utah Fund                                         -0-                    -0-                      -0-
Tax-Free Washington Insured Fund                           -0-                    -0-                      -0-
Tax-Free Wisconsin Fund                                     30                    -0-                      -0-

           The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors or Trustees, including a majority of the disinterested directors or trustees. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

            Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of each Fund's securities and cash. As custodian for the Funds, Norwest maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund;
and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Capitalization
           The Board of Directors or Trustees has allocated the following number of shares to each Fund and their respective classes:


Voyageur Insured Funds, Inc.                                        10 trillion
         Delaware-Voyageur Tax-Free Arizona Insured Fund             10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion
         Delaware-Voyageur Tax-Free Colorado Insured Fund            10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion
         Delaware-Voyageur Minnesota Insured Fund                    10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion

Voyageur Intermediate Tax Free Funds, Inc.                          10 trillion
         Delaware-Voyageur Tax-Free Arizona Intermediate Fund        10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion
         Delaware-Voyageur Tax-Free California Intermediate Fund     10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion
         Delaware-Voyageur Tax-Free Colorado Intermediate Fund       10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion
         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund      10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion

Voyageur Mutual Funds II, Inc.                                      10 trillion
         Delaware-Voyageur Tax-Free Colorado Fund                    10 billion
                  A Class                                             1 billion
                  B Class                                             1 billion
                  C Class                                             1 billion

Voyageur Tax Free Funds, Inc.                                      10 trillion
         Delaware-Voyageur Tax-Free Minnesota Fund                  10 billion
                  A Class                                            1 billion
                  B Class                                            1 billion
                  C Class                                            1 billion

         Delaware-Voyageur Tax-Free North Dakota Fund               10 billion
                  A Class                                            1 billion
                  B Class                                            1 billion
                  C Class                                            1 billion


         Voyageur Investment Trust and Voyageur Investment Trust II each has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         While all shares have equal voting rights on matters affecting each corporate entity, each Fund would vote separately on any matter, such as any change in its own investment objective and policies or action to dissolve a Fund and as prescribed by the 1940 Act. Shares of a Fund have a priority in the assets of that Fund, and in gains on and income from the portfolio of such Fund. Class A Shares, Class B Shares and Class C Shares of each Fund represent a proportionate interest in the assets of a Fund and have the same voting and other rights and preferences, except that, as a general matter, Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Plan relating to the respective Class A Shares. The shares of each Class have no preemptive rights are fully transferable and, when issued, are fully paid and nonassessable.

          Effective June 9, 1997, the names of the Funds were changed as follows:


         Previous Name                                            New Name
         Voyageur Arizona Limited Term Tax Free Fund          Delaware-Voyageur Tax-Free Arizona Intermediate Fund
         Voyageur Arizona Insured Tax Free Fund               Delaware-Voyageur Tax-Free Arizona Insured Fund
         Voyageur Arizona Tax Free Fund                       Delaware-Voyageur Tax-Free Arizona Fund
         Voyageur California Limited Term Tax Free Fund       Delaware-Voyageur Tax-Free California Intermediate Fund
         Voyageur California Insured Tax Free Fund            Delaware-Voyageur Tax-Free California Insured Fund
         Voyageur California Tax Free Fund                    Delaware-Voyageur Tax-Free California Fund
         Voyageur Colorado Limited Term Tax Free Fund         Delaware-Voyageur Tax-Free Colorado Intermediate Fund
         Voyageur Colorado Insured Tax Free Fund              Delaware-Voyageur Tax-Free Colorado Insured Fund
         Voyageur Colorado Tax Free Fund                      Delaware-Voyageur Tax-Free Colorado Fund
         Voyageur Florida Limited Term Tax Free Fund          Delaware-Voyageur Tax-Free Florida Intermediate Fund
         Voyageur Florida Insured Tax Free Fund               Delaware-Voyageur Tax-Free Florida Insured Fund
         Voyageur Florida Tax Free Fund                       Delaware-Voyageur Tax-Free Florida Fund
         Voyageur Idaho Tax Free Fund                         Delaware-Voyageur Tax-Free Idaho Fund
         Voyageur Iowa Tax Free Fund                          Delaware-Voyageur Tax-Free Iowa Fund
         Voyageur Kansas Tax Free Fund                        Delaware-Voyageur Tax-Free Kansas Fund
         Voyageur Minnesota Limited Term Tax Free Fund        Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
         Voyageur Minnesota Insured Fund                      Delaware-Voyageur Minnesota Insured Fund
         Voyageur Minnesota Tax Free Fund                     Delaware-Voyageur Tax-Free Minnesota Fund
         Voyageur Missouri Insured Tax Free Fund              Delaware-Voyageur Tax-Free Missouri Insured Fund
         Voyageur New Mexico Tax Free Fund                    Delaware-Voyageur Tax-Free New Mexico Fund
         Voyageur New York Tax Free Fund                      Delaware-Voyageur Tax-Free New York Fund
         Voyageur North Dakota Tax Free Fund                  Delaware-Voyageur Tax-Free North Dakota Fund
         Voyageur Oregon Insured Tax Free Fund                Delaware-Voyageur Tax-Free Oregon Insured Fund
         Voyageur Utah Tax Free Fund                          Delaware-Voyageur Tax-Free Utah Fund
         Voyageur Washington Insured Tax Free Fund            Delaware-Voyageur Tax-Free Washington Insured Fund
         Voyageur Wisconsin Tax Free Fund                     Delaware-Voyageur Tax-Free Wisconsin Fund

Noncumulative Voting

         Each investment company's shares have noncumulative voting rights which means that the holders of more than 50% of the shares an investment company voting for the election of directors or trustees can elect all the directors or trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors or trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS


          Effective May 1, 1997, Ernst & Young serves as the independent auditors for each Fund and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP for the fiscal year ended December 31, 1997 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. KPMG Peat Marwick LLP, the Funds' previous auditors, audited the annual financial statements of the Funds for fiscal years ending on or before December 31, 1996.

APPENDIX A - SPECIAL FACTORS AFFECTING THE FUNDS


         The following information is a brief summary of particular state factors effecting the Funds and does not purport to be a complete description of such factors. The financial condition of a state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the respective state Fund, or result in the default of existing obligations, including obligations which may be held by a Fund. Further, each state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of such state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of a state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

         Bond ratings received on a state's general obligation bonds, if any, are discussed below. Moody's, S&P and/or Fitch provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of, and provisions of, the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.


         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A to the Prospectus.


         The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Funds. The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.



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Factors Affecting Arizona Funds
         General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying.

         One of the nation's leaders in employment growth, Arizona has been among the top five employment-growth States for more than four years, and it should remain there through 1998. After climbing by 6.2% in 1994, during which the state's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 5.6% in 1996-97, although this compares favorably with the national figure of 2.0%. Arizona's wage and salary employment grew 5.6% in 1996, 4.5% in 1997 and is forecast to increase by 3.5% to 4.5% in 1998, and 3.5% in 1999. The unemployment rate, around 4.5% for 1997, should remain low before increasing in late 1998 and 1999.

         Arizona ranked third in the nation in personal income growth during 1991-96. Personal income , after growing 7.2% in 1997, is estimated at 6.7% in 1998 and 6.5% in 1999.

         Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the state. Housing has probably peaked and is likely to decline after seven extremely strong years. Retail sales should also continue to slow.

          Population, because of continued employment growth, will record above-average growth rates. After population growth of 3.2% in 1996 and 3% in 1997, the forecast calls for 2.8% in 1998 and 2.5% in 1999. That translates into almost 130,000 more people in the state in 1998 and 117,000 in 1999.

         Budgetary Process. Annually, no later than five days after the regular Legislative session convenes, the Governor must submit a budget to the Legislature. Before July 1 the budget is enacted through the passage of a General Appropriations Act, a Capital Outlay Bill and various Omnibus Reconciliation Bills (ORBs). The reconciliation bills are used for statutory adjustments that must be implemented to carry out the adopted budget. Upon presentation, the Governor has five days to sign the bills into law, veto it in its entirety, line-item veto individual items of appropriations, or allow the bill to become law without his signature. The Legislature may, with a two-thirds vote, override a veto or line-item veto.

         The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the FY 2000/FY 2001 biennial period, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From FY 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs."

         The Budget Reform Act of 1993 established the current budgeting system of one-and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). MBUs can be described as agencies with difficult issues requiring frequent and critical review and, ultimately, more resources. The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs). In 1997, combined MBU and OBU in the General Fund totaled $4.68 billion, and is estimated at $5.10 billion in 1998.

         Revenues and Expenditures. The General Fund closed fiscal year 1997 with a $515.9 million ending balance, setting a new record for the state, and the Executive plan for fiscal year 1998 anticipates a $497.1 million balance. Overall, fiscal year 1997 revenues totaled $5,028.2 million. Corporate income tax


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revenue jumped by 34%, from $448 million in fiscal year 1996 to $600 million in fiscal year 1997. Individual income tax revenues grew by 12% from fiscal year 1996 to fiscal year 1997. Expenditures for fiscal year 1997 totaled $4,826.5 million. Revertments totaled $80.17 million in fiscal year 1997.

          Fiscal Year 1998. The current Executive forecast for fiscal year
1998 revenue is $5.289 billion. The major revenue source , transaction privilege taxes, is forecast to produce $2.3 billion for fiscal year 1998. All three major revenue categories - individual income taxes, corporate income taxes and transaction privilege taxes - showed gains on a year-over-year basis. The most significant impact on fiscal year 1998 revenues will be the various tax cutting measures enacted over the past several years, which has decreased revenues by some 3.2%. Overall, the Executive estimates a 3.7% or $196.9 million increase in base revenues of the current FY 1998 estimate. This compares to the 4.5%, or $227.5 million increase in base revenues between fiscal year 1997 fiscal year 1998.

         Fiscal Year 1999. The Executive is recommending a base operating budget of $5.4 billion for fiscal year 1999, an increase of approximately $260.6 million. The majority of recommended expenditures for fiscal year 1999 are in the area of education. The K-12 budget (Department of Education) and the higher education budgets (Community Colleges and University system) account for 57% (over $3.1 billion) of the General Fund operating budget. Additionally, the health and welfare area accounts for over 22% (more than $1.2 billion), the protection and safety area accounts for over 12% ($688.3 million), and other areas of government account for less than 7% of the General Fund operating budget.

         The Executive fiscal plan for fiscal year 1998 is based on revenue estimates, yet still provides for Executive-initiated program changes and school finance of $127.7 million; a $210 million tax reduction and a $96.0 million capital program. The Executive projects a fiscal year 1998 ending balance of $497.1 million.

         The Executive's projected fiscal year 1999 ending balance of $19.9 million would ordinarily be considered "thin" at only 0.4% of expenditures. However, given the prudent revenue forecast and the available reserves of $393 million in the Budget Stabilization Fund, $95.0 million in the Medical Services Stabilization Fund, and $42.4 million in the Temporary Assistance Stabilization Fund, the $19.9 million amount is appropriate.


         Significant Litigation. In response to the court's ruling in the Roosevelt v. Bishop case in 1994, the Executive recommended $30 million for the first-year implementation of a capital assistance program for Arizona's schools. The program is designed to help school districts that lack bonding capacity due to low value or rapid growth. It requires an application that includes documentation of need and is submitted to a capital equity board. Income is provided for in a Capital Equity Fund which contains monies appropriated by the Legislature and $30 million annually from the Common School Land Fund (Permanent State School Fund). The Permanent State School Fund consists of revenues from the proceeds of the sale of natural resources or property from lands that have been granted by the United States to the State of Arizona for the support of common schools. In future years, the Capital Equity Fund may contain monies remitted by school districts for the repayment of loans. Funds are used to assist school districts with capital needs. For fiscal year 1999, the Governor recommends $40.5 million be appropriated from the Permanent State School Fund, which includes the $30 million appropriated to the Capital Equity Fund.

         Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Tax Exempt Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Tax Exempt Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within

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the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         Although most of the Arizona Tax Exempt Obligations are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Arizona Tax Exempt Obligations or the ability of the respective obligors to pay principal of and interest on the Arizona Tax Exempt Obligations when due.

Factors Affecting California Funds
         General Economic Conditions. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.


         Events in Asia could have implications for California. Over half of California-made goods exports are sold to Asia, and the State has already seen declines in cargoes destined for Japan, South Korea, Singapore and Malaysia. At the same time, strong growth continues in exports to Taiwan, Hong Kong, and Mexico. Overall, exports of California-made goods slowed to 2% growth in the first half of 1997, from over 8% the year before. Strong export growth was a major element during the initial stages of the state's recovery in 1994 and 1995. The upturn has broadened sufficiently over the last two years, to the point that California is now posting solid gains in employment and income despite the slowing of exports.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 non-farm jobs in 1996, and between November 1996 and November 1997, 335,000 jobs were added for a growth rate of 2.6%. All industry divisions showed job gains over the year. The service industries continue to post the largest job growth, on a numerical basis, up 151,400 jobs or 3.8%. The growth continues to be primarily in the business service sector. On a percentage basis, employment in construction shows the strongest job growth, up 8.1%, for an increase of 43,000 jobs. The growth in construction is predominantly in the special trade contractors sector. Other industries posting strong job growth over the year were wholesale and trade (up 43,200 jobs), manufacturing (up 38,500) and government (up 33,200). Residential housing construction reached a seven year high at an annual rate of 134,000 units in October, 1997, up 29% from the year-ago pace, showing the state's economic growth.

         California's population grew by 386,000 people in 1996 to total 32.6 million in January of 1997. This reflects a 1.2% increase of population for the year, compared to 1.0% growth posted in calendar year 1995. California's population is concentrated in metropolitan areas. The Los Angeles County posted the highest annual numerical population gain, adding 113,800 people in 1996 for a total of 9.49 million. San Diego County posted the second highest numerical growth, gaining 42,300 for a total of 2.7 million.

         California enjoys a large and diverse labor force. As of November, 1997, the total civilian labor force was 15,931,000 with 15,000,000 individuals employed and 931,000, or 5.8%, unemployed. In comparison, the unemployment rate for the United States during the same time was 4.6%.



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         Budgetary Process. The State's fiscal year begins on July 1 and ends on
June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         Revenues and Expenditures. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of December 17, 1997, the PMIA held approximately $16.8 billion of State moneys, and $10.3 billion of moneys invested for 2,538 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of December 17, 1997, were $27.1 billion. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of December 17, 1997 was 199 days.

         Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of November 30, 1997, the General Fund had outstanding internal loans from Special Funds of $2.8 billion (in addition, there are $3 billion of external loans represented by the 1997 Revenue Anticipation Notes, which mature on June 30, 1998). The revised projected 1997-98 fiscal year General Fund Reserve for Economic Uncertainties is $329 million.



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         Proposition 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

         State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         Orange County, CA. On December 6, 1994, Orange County, together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most of which, but not all, are located in Orange County, were also depositors in the Pools. Orange County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.


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         Litigation Generally. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-1997. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.


         Fiscal Year 1996-1997. General Fund revenues and transfers for fiscal year 1996-97 were $49.2 billion, a 6% increase from the prior year. Expenditures for the 1996-97 fiscal year were $49.1 billion, an 8% increase. As of June 30, 1997, the General Fund balance was $906 million.


         Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

         Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.


         1997-98 Fiscal Year. A revised balance of $329 million is expected in the General Fund Reserve for Economic Uncertainties at June 30, 1998. The balance in the General Fund at the end of fiscal year 1998 is forecast at $773.8 million. Special Fund revenues are estimated to be $14.2 billion and appropriated Special Fund expenditures are projected at $14.4 billion.

         K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 were proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures were in areas such as business, transportation, housing, and environmental protection.

          As of November, 1997, General Fund cash receipts for the year are $407 million below the 1997 Budget Act Forecast. Also, personal income tax revenues for the year are below expectations by $56 million. Yet, year-to-date sales and use tax receipts are $48 million above forecast. Bank and corporation tax receipts are $384 million below the 1997 Budget Act Forecast.

         Debt Administration and Limitation. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $14.9 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding, and $6.4 billion authorized and unissued, as of December 31, 1997. Outstanding lease revenue bonds totaled $7.2 billion as of December 31, 1997, and are estimated to total $7.5 billion as of June 30, 1998.



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         From July 1,  1996 to July 1, 1997, the State issued approximately
$1.03 billion in non-self liquidating general obligation bonds and $1.26 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for none of the general obligation bonds and $841.38 million of the revenue bonds.

         General Fund general obligation debt service expenditures for fiscal year 1996-97 were $1.92 billion, and are estimated at $1.89 billion for fiscal year 1997-98.

         The State's general obligation bonds have received ratings of "A1" by Moody's, "A+" by S&P and "A+" by Fitch.


Factors Affecting Colorado Funds
         General Economic Conditions. Colorado entered the Union on August 1, 1876, and was called the "Centennial State" in honor of the 100th anniversary of the Declaration of Independence. It is the eighth largest state in the nation, with an area of 104,247 square miles. The main feature of the state's geography is the Continental Divide, extending northeast to southwest and roughly bisecting Colorado into the Eastern and Western Slopes. The major rivers of Colorado are the Arkansas, Platte, Rio Grande, and Colorado. Colorado enjoys an average of nearly 300 days of sunshine per year. Precipitation varies from 8 inches per year in lower elevations to 23 inches in the mountains, with a yearly statewide average of 16.5 inches.


         The U.S. Bureau of Census estimates Colorado's population as of July 1, 1997 at 3.893 million. This represents a 2.0% increase over the July 1, 1996 estimate of 3.816 million. A large part of Colorado's current growth is related to growth in the West and to decentralization trends that emanate from California.

          Colorado employment has slowed from 5.1% at its peak in 1994 to 3.4% in 1996. Job creation back in 1994 hit 85,200. During 1996, only 62,500 jobs were created with services and trade being the number one and two, respectively, largest growing industries in Colorado. Construction reported the largest percentage gain from 1995 to 1996, at 8.8%, or an additional 9,000 employees. Mining continued to be the weakest industry sector with a loss of 8.1% or 1,200 employees in 1996.

          Colorado's job growth is expected to remain at 3.4% for 1997 and an estimated 64,500 jobs will be created. Growth is expected in every industry except TCPU (Transportation, Communications and Public Utilities). High technology industries such as computer services and manufacturing, telephone communications, cable television and communications equipment manufacturing continue to expand. The pace of growth in 1997 was brisk, even with such high profile losses as Southern Pacific's merger with Union Pacific and subsequent relocation to Nebraska and the Public Service Company's merger and downsizing. In 1998, overall growth is expected to continue to shrink as the building and real estate sectors begin to top out and as manufacturing slows.

          Unemployment will bottom out at 3.4% of the workforce in 1997, breaking through the 4.2% threshold that has held for three years in a row. In comparison, the national unemployment rate in 1996 was 5.4%. In 1973, Colorado's unemployment rate was at 3.0%. In this business cycle, however, that 24-year low will not be breached. Unemployment rates will rise slightly in 1998 and continue to creep upward until 2001, as a result of slower labor force growth and slowing participation rates. Furthermore, as newly-trained former welfare recipients enter the labor market, the ranks of the unemployed will grow. Those looking for first time jobs and those who must go through several employment situations before finding the right job will add to the unemployment rate.

         Total personal income in Colorado during 1997 is projected to reach $104.7 billion, an increase of 6.5%, yet lower than the 7.1% increase reached in 1996. During 1996, total United States personal


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income increased 5.6% and is estimated to increase 5.8% in 1997. Preliminary estimates for Colorado personal income predict an annual growth rate of 6.7% for 1998.


         Significant Litigation. On June 19, 1995, the Colorado Supreme Court affirmed the December 1993 Arapahoe County District Court decision in favor of the Littleton School District. The Bolt v. Littleton School District case was a class action lawsuit brought by three taxpayers residing in the District. Plaintiffs argued that Littleton School District's 1993 property tax millage rate increase violated Amendment 1. The Amendment states that all Districts must obtain voter approval in advance of any new tax, tax rate increase, or mill levy above that for the prior year, unless annual District revenue is less than annual payments on G.O. bonds, pensions, and final court judgments, with certain exceptions. The School District increased its 1993 mill levy to pay debt service on its Series 1985 G.O. bonds. In affirming the Trial Court's ruling in favor of the District, the Supreme Court reasoned that the increase in the District's bond redemption mill levy for 1993 did not violate the provisions of Amendment 1 because the District already received voter approval for the tax rate increase when the Bonds originally were authorized by voters at an election in 1984. The ruling has significance for the Colorado municipal bond market because it upholds the right of Municipalities to increase property tax millage rates to pay debt service on G.O. bonds issued before Amendment 1.

         The Littleton ruling follows another important ruling by the Colorado Supreme Court in September, 1995 in the case of Bickel v. City and County of Boulder and Boulder Valley School District. In that case the court upheld the right of Municipalities to request and obtain voter approval to issue G.O. bonds after passage of Amendment 1. Together, the Boulder and Littleton cases settle two of the most controversial Amendment 1 issues and should lead to a more orderly primary and secondary market for Colorado municipal bonds.

    Budgetary Process. The financial operations of the legislative, judicial, and executive branches of the state's government, with the exception of custodial funds or federal moneys not requiring matching state funds, are controlled by annual appropriation made by the General Assembly. The Transportation Department's portion of the Highway Fund is appropriated to the State Transportation Commission. Within the legislative appropriation, the Commission may appropriate the specific projects and other operations of the Department. In addition, the Commission may appropriate available fund balance from their portion of the Highway Fund.

    The legislative appropriation is constitutionally limited to the unrestricted funds held at the beginning of the year plus revenues estimated to be received during the year as determined by the modified accrual basis of accounting. The Governor has line item veto authority over the Long Appropriations Bill, but the General Assembly may override each individual line item veto by a two-thirds majority vote in each house. For budgetary purposes, cash funds are all funds received by the state that are neither general purpose revenues, nor revenues received from the federal government. General and cash fund appropriations, with the exception of capital construction, lapse at year-end unless executive action is taken to roll-forward all or part of the remaining unspent budget authority. Appropriations that meet the strict criteria for roll-forward are reserved at year-end. Capital construction appropriations are generally available for three years after appropriations.


    Revenues and Expenditures. Audited GAAP financial statements for the year-ended June 30, 1997 report an unreserved general fund balance of $375.1 million, or about 8.3% of general fund expenditures, and after setting aside reserve monies, as required by statute, the ending fund balance was $208.4 million. This is in contrast to the unreserved general fund balance of just $16.3 million in 1991 but lower than $488.5 million in 1995. In fiscal 1997, challenged to deliver on a 1988 plan to increase the state's contribution toward primary and secondary education, the state budget provided approximately $1.7 billion to K-12 education. Revenue growth was 9.6% in 1997, and 10.7%
estimated in 1998, with sales tax collections growing  7.9% in fiscal  1997 and an estimated 6.8% in 1998, while individual income taxes grew 11% in fiscal 1997 and are projected to grow 11.5% in 1998.


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     According to the Colorado Economic Perspective, Second Quarter, FY
1997-98, December 20, 1997 (the "Economic Report"), inflation for 1995 was 4.3% and population grew at the rate of 2.3% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1997 fiscal year were limited to 6.6% over expenditures during the 1996 fiscal year. The 1996 fiscal year is the base year for calculating the limitation for the 1997 fiscal year. The limitation for the 1998 fiscal year is 5.5%, based on inflation of 3.5% and population growth of 2.0% during 1996. For the 1996 fiscal year, General Fund revenues totaled $4,230.8 million and program revenues (cash funds) totaled $1,893.5 million, resulting in total base revenues of $6,124.3 million. Expenditures for the 1997 fiscal year, therefore, could not exceed $6,508.6 million. The 1997 fiscal year General Fund and program revenues (cash funds) totaled $6,647.6 million, or $139.0 million more than expenditures allowed under the spending limitation. This is the first time the state breached the limit since its implementation in 1992. This excess revenue of $139.0 million will be refunded to Colorado taxpayers during the 1998 tax filing season. The Economic Report estimates that the limit will be breached by $360.1 million in fiscal year 1997-98.

          General fund revenues for fiscal year 1997-98 are estimated at $5,178.6 million with expenditures estimated at $4,716.3 million. After reserve set-asides, the state is estimated to have an ending fund balance of $148.1 million.


         The State Controller may allow certain over expenditures of the legal appropriation with the approval of the Governor. If the State Controller restricts the subsequent year appropriation, the agency is required to seek a supplemental appropriation from the General Assembly or reduce their subsequent year's expenditures. As provided by statute, there is unlimited authority for Medicaid over expenditures. The Department of Human Services is allowed $1 million in over expenditures not related to Medicaid and unlimited over expenditures for self-insurance of its workers' compensation plan. An additional $1 million over expenditure is allowed for the Judicial Branch. State statute also allows over expenditures up to $1 million in total for the remainder of the executive branch.


         Debt Administration and Limitation. The Constitution prohibits Colorado from incurring G.O. debt, and most long-term financing takes the form of lease purchase obligations. The state relies on general fund appropriations for pay-as-you-go capital projects, with $233 million transferred to the capital construction fund in 1997 and $181.8 million estimated in 1998. Since
1988, the State's master lease purchase program primarily has been used to finance new correctional facilities. Lottery revenues are intended for repayment on these obligations, but deficiencies are appropriated from the general fund. In November 1992, Colorado voters approved an amendment that redirects lottery revenues to outdoor recreation. After 1998, alternate general fund resources will need to be allocated for future lease payments, but the annual lease payment obligation by then is only about $2.5 million. The State supports affordable housing through the Colorado Housing Finance Authority, whose G.O.s ultimately are secured by the State's moral obligation pledge.

         The Funds Management Act (the "Act") was enacted to allow the State to provide for temporary cash flow deficits caused by fluctuations in revenues and expenditures. Under the Act the State Treasurer is authorized to sell Tax and Revenue Anticipation Notes which are payable from the future anticipated pledged revenues. The law directs the State Auditor to review information relating to the Notes and report this information to the General Assembly. On July 1, 1997, the State Treasurer issued General Fund Tax Revenue Anticipation Notes (the "Notes") in the amount of $200 million. These Notes have a maturity date of June 1998, and are not subject to redemption prior to maturity. The amount due at maturity is $209,000,000 consisting of the Note principal of $200,000,000 and interest of $9,000,000. To ensure the payment of the Notes, the Treasurer has agreed to deposit pledged revenues into the Account so that the balance will be no less than the amount to be repaid. The Note agreement also provides remedies for holders of the Notes in the event of default.



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         Since the State of Colorado does not have G.O. debt, it does not have
S&P, Moody's or Fitch ratings.


Factors Affecting Florida Funds
         General Economic Conditions. Florida is the twenty-second (22nd) largest state with an area of 54,136 square miles and a water area of 4,424 square miles. The State is 447 miles long (St. Marys River to Key West) and 361 miles wide (Atlantic Ocean to Perdido River) and has tidal shoreline of almost 2,300 miles. Florida has grown dramatically since 1980 and from 1996-1997, ranked fourth among the fifty states with an estimated population of 14.63 million. By 1999, Florida's population is expected to average 15.18 million. The State's strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. Between 1980 and 1990, Florida added almost 3.2 million persons, more than any other state except California. Net migration reached a peak of 229,000 in FY 1993-94. It remained close to this peak in FY 1994-95 and FY 1995-96. In FY 1996-97, net migration is estimated to have reached a new peak of 253,000. In FY 1997-98, it is expected to decline to 242,000. In the long term, national demographic trends will continue to slow net migration into Florida, resulting in slower job and income growth. Yet, Florida has been, and continues to be, the fastest growing of the eleven (11) largest states.


         While many of the Nation's senior citizens choose Florida as their place of retirement, the State is also recognized as attracting a significant number of working age people. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. Florida's economic assets, such as competitive wages and low per capita taxes, have attracted new businesses and consequently have created many new job opportunities. The share of Florida's total working age population (18-59) to total population is approximately 54%.


         Over the years, Florida's personal income has grown and has generally outperformed both the U.S. as a whole and the southeast in particular. The reasons for this are two fold. First, Florida's population has expanded. Second, the State's economy since the early seventies has diversified in such a way as to provide a broader economic base. As a result, Florida's personal income has tracked closely with the national average and, historically, above that of the southeast. Florida's personal income growth is expected to exceed that for the United States in both FY 1997-98 and 1998-99. Real personal income will increase 3.6% in FY 1998-99, slower than the 5.1% increase expected for FY 1997-98, and only a little faster than the 3.2% increase of FY 1996-97. Real per capita income will slow to a 1.8% growth rate in FY 1998-99 from 3.1% in FY 1997-98.

         In recent years, the State's service sector employment has accounted for approximately 85% of total non-farm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs, historically, tend to be less sensitive to business cycle swings. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Manufacturing employment is forecasted to decline slightly in both FY 1997-98 and FY 1998-99.

         Total non-farm employment is expected to increase 3.9% in 1997-98 and 2.6% in 1998-99. Florida ranked third nationally and created more than 217,000 new jobs prior to the end of 1997. The strongest areas in job growth in Florida in fiscal year 1997-98 and 1998-99 are expected to be in services and a combination of retail and wholesale trade. Services are forecast to lead the economy, growing 4.7% (105,400 jobs) in fiscal year 1997-98, and accounting for about 50% of total new jobs in that year. Services are the single largest source of employment in Florida, making up about a third of the total in fiscal year 1997-98.

         Wholesale and retail trade is projected to increase 3.6% in fiscal year 1997-98 (59,700 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and is anticipated to increase 2.3% (39,100 jobs) in fiscal year 1998-99. Construction job growth is


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expected to decline from 12% (42,000 jobs) in FY 1997-98 to 1.5% (5,600 jobs) in
FY 1998-99 because of a slowing economy. Manufacturing will continue to struggle with the effects of international competition.

         As the State's economic growth has slowed from its previous highs, the unemployment rate has tracked above the national average. More recently, Florida's unemployment rate has been below the national average. Florida's unemployment rate was 4.8% in November 1996 and 4.6% for November 1997. The national unemployment rate was 5.4% in 1996 and 4.6% as of November 1997.

         Tourism is one of Florida's most important industries. Approximately 41 million people visited the State in 1995. In terms of business activities and State tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusements and recreation parks. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the State has added, among other attractions, a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the industry and has effectively stabilized tourist related employment as a result. By the end of fiscal year 1998, 43.8 million domestic and international tourists are expected to have visited the State. In 1998-1999, tourist arrival should reach a high of 45.6 million, representing 4.1% growth from 1997-98. The current Florida Economic Consensus Estimating Conference forecast shows that the Florida economy is expected to decelerate along with the nation, but will continue to outperform the U.S. as a whole as a result of relatively rapid population growth.

         Budgetary Process. The budgetary process is an integrated, continuous system of planning, evaluation and controls. Individual state agencies prepare and submit appropriation requests to the Office of Planning and Budgeting, Executive Office of the Governor, no later than September 1 of the year next preceding Legislative consideration. After an evaluation of the agencies' requests, the Office of Planning and Budgeting, Executive Office of the Governor, makes recommendations to the Governor that are within previously established policy guidelines of the Governor and revenue estimates. Florida Statutes provide that financial operations of the State covering all receipts and expenditures be maintained through the use of three funds - the General Revenue Fund, Trust Funds, and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. Monies for all funds are expended pursuant to appropriations acts. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution adds a fourth fund, the Budget Stabilization Fund. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget be kept in balance from currently available revenues each State Fiscal year (July 1-June 30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

         Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the above described four fund types - General Revenue Fund, Trust Funds, Working Capital Fund, and Budget Stabilization Fund. In fiscal year 1998-1999, an estimated
39% of total direct revenues to these funds will be derived from State taxes and fees compared to 40% from the previous fiscal year. Federal funds and other special revenues account for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which are estimated to amount to 71%, 8%, 4%, and 3%, respectively, of total General Revenue funds available.

         State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. For fiscal year 1998-1999, the Governor recommended


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appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 24%, and 16%, respectively, of total General Revenue funds available.

         Estimated fiscal year  1997-98 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $18,150.9 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $16,598.5 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at
$17,201.7 million, unencumbered reserves at the end of  1997-98 are estimated at  $263.2 million. Estimated fiscal year  1998-99 General Revenue plus
Working Capital and Budget Stabilization funds available total $18,546.1 million, a 2.2% increase over 1997-98. The $17,405.5 million in Estimated Revenues represents an increase of 4.9% over the previous year's Estimated Revenues.


         The State Treasurer is responsible for investing the General Revenue Fund and trust fund monies. Authorized investments include certificates of deposits in Florida banks and savings and loan associations, direct obligations of the United States Treasury, commercial paper and banker's acceptances, medium-term corporate notes and co-mingled and mutual funds. Among other functions, the Treasurer also serves as administrator of the Florida Security for Public Deposit Program. This program encompasses all governmental entities in the State. Participating banks and savings and loan associations guarantee government deposits and pledge collateral at levels varying between 50% and 125%. Acceptable collateral includes obligations of the United States Government and its agencies, obligations of the State of Florida and its political subdivisions, and obligations of several states.

         Debt Administration. By law, the State of Florida is not authorized to issue obligations to fund governmental operations. State bonds, pledging the full faith and credit of the State of Florida may be issued only to finance or refinance the cost of State fixed capital outlay projects upon approval by a vote of the electors. Article III, Section 11(d) of the Florida Constitution provides that revenue bonds may be issued by the State of Florida or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.


         Florida maintains a bond rating from Moody's (Aa2), S&P (AA+) and Fitch (AA) on all of its general obligation bonds. As of June 30, 1996, the state's net outstanding debt totaled $9.0 billion. Approximately 67% of Florida's debt is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. Debt was issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

         Financial Issues. The State of Florida and the tobacco industry settled a lawsuit on August 25, 1997, in which the state sought to recover the costs associated with tobacco usage by Floridians. The settlement provided for $750 million in payments to the state on or before September 15, 1997, then annual payments beginning September 15, 1998, that will accumulate to about $10.5 billion over 25 years. The estimated payment for FY 1998-99 is $220 million.


Factors Affecting Idaho Fund

         General Economic Conditions. State Government in Idaho originates from the State Constitution adopted at the constitutional convention of August 6, 1889, and ratified by the people in November of the same year. Congress approved the Constitution and admitted Idaho to the Union on July 3, 1890. Idaho, located in the northwestern portion of the United States, is bordered by Washington, Oregon, Nevada, Utah, Wyoming, Montana and Canada. Idaho's land area consists of 83,557 square miles of varied terrain including prairies,

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rolling hills and mountains with altitudes ranging from 736 feet to 12,662 feet.

         With close of 1997, Idaho completed the eleventh consecutive year of economic expansion, yet at a much slower pace than previously. Employment is estimated to increase 2.9% in 1997 and 2.5% in 1998 after a 3.2% growth rate in 1996, and personal income increased 5.5% during 1996 and is estimated at 5.3% for 1997. The rapid employment increases enjoyed by the state for the last ten years have already begun to slow and are anticipated to continue slowing . The unemployment rate dropped to 5.0% in 1996, its lowest level since 1978 and as of November, 1997, the unemployment rate was 4.8%. Personal income is expected to remain in the range of 5.4% and 5.2% during 1998 and 1999, respectively. Idaho's population growth, which peaked at 3.0% in 1994, is expected to taper gradually to 2.2% over the next few years, which will have a dampening effect on the state's housing industry.

         Exports. Exports of agricultural and manufactured goods play an ever increasingly important role in Idaho's economic performance. Japan, the United Kingdom, Canada, Singapore, and Taiwan are the state's biggest customers. It should be noted that the recent Asian currency crises could dampen the outlook for foot exports. Exports of American-style snack and fast foods, including frozen french fries and other potato products, to this region have expanded with rising incomes and the westernization of Asian diets. These products will become relatively more expensive due to the devaluation of several Asian currencies. Also due to worldwide excess manufacturing capacity, Asian competitors will attempt to export their way back to a profit. These competitors will be aided by the recent currency devaluation.

         The jobs supported by Idaho's recent experiences in exports markets are relatively evenly distributed between farm and manufacturing jobs. The return to the state government from its investment in promoting Idaho products abroad is elevated tax revenues. In 1997, the state tax revenues increased 3.0% to $1.39 billion, a decrease from the 5% gain in 1996; taxable income rose 8.3% in 1997 to $704.8 million, offsetting a considerable amount of softness in the sales tax. State tax revenues are expected to grow 4.9% in fiscal year 1998 to $1.460 billion, with approximately 51% of the revenues expected to come from income tax and 34% from sales tax.

         Importance of Water. Although located in the arid West, Idaho has large water resources which have dominated its history and development and may prove equally important to its future. There are 26,000 miles of rivers and streams and more than 2,000 natural lakes. Three of Idaho's rivers--Clearwater, the Kootenai and the Salmon--are more than half as large as the Colorado. The Snake Plain Aquifer is one of the largest fractured basalt aquifers in the world. Equally important to quantity is the quality of Idaho's waters, which remains outstanding. The drop in elevation of rivers like the Snake allow valuable hydropower production, allowing the State some of the lowest electricity rates in the nation.

         Agriculture. Idaho has traditionally been an agriculture state. Livestock, beef, dairy cattle, and sheep are important to the economy, while the major crops of Idaho's farmers include potatoes, wheat, barley, sugar beets, peas, lentils, seed crops and fruit. According to recent estimates, agricultural related products make up 16% of Idaho's Gross State Product, making them key elements in Idaho's economic performance. Idaho farm cash receipts declined nearly 10% in 1997. Livestock receipts improved marginally in 1997, increasing 2%. Strong prices halted the recent slide in cash receipts for cattle. Higher prices also extended the sheep and lamb industry's run of good years. Its revenue has doubled since 1991. However, dairy receipts fell victim to lower prices in 1997, ending several years of gain. Low prices for some of the state's largest commodities in 1997 dropped total crop receipts about 15% below its 1996 level. The value of the 1997 potato crop was 30% off its record showing in 1996. Yet, hay receipts rose 16% in 1997 while onions, sugar beets, and peas and lentils posted smaller gains. Reduced beef supplies should push prices up in 1998. Dairy industry receipts and the production and prices for hay should also rise in 1998. Unfortunately, a supply glut is expected to push wheat prices down 17% in 1998.

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             Service Producing Sector. By the most important economic measures, the service producing sector is the heart of Idaho's economy; it accounts for 68% of Gross State Product and 78% of all nonagricultural jobs. For 1997, and the next three years, employment growth in the service producing sector is expected to slow from its 1995 rate of 4.5% to 3.0% in 1997 and around
2.9% the next few years. Within the service producing sector, the weakest performer is expected to be the federal government, which will have stable employment with some decreases due to downsizing of services and employees. The retail trade and services sector recorded the largest gains in 1997 at 2.8% and 5.2%, respectively, with such increases continuing in the 2.9% and 5.0% range, respectively. State and local governments, including public education, are expected to expand at an average of 2% per year over the forecast period in response to population pressures. This is lower than the 3-4% growth rates in previous years. The remaining components of the service producing sector, including the finance, insurance, transportation, communication and public utility industries, are expected to continue to have mixed experiences with employment; growth partly offset by right-sizing. The net result is that these industries are expected to average around 1.5% per year employment growth through 2000.

             Goods Producing Sector. The goods producing sector, composed of manufacturing, mining, and construction, had two of the star performers in the state's ten years of economic expansion; electronics and construction. Both of these industries have begun to slow and are expected to have substantially slower growth rates in 1998; the goods producing sector will be a consistent rather than spectacular performer. Metal mining employment had increases of 31.5% and 16.0% in 1995 and 1996, respectively, but dropped to 2.8% in 1997, with metal prices determining demand. Overall, this sector's employment gains are expected to decline from the 3.1% level for 1996 and 2.7% for 1997 to 1.1% and 0.3% for 1998 and 1999, respectively. The causes of the dramatic shifts are some restructuring in microelectronics, the economic hardships suffered in resource based industries and a slowing in residential construction. Even with offsetting job creation at some electronic firms in other goods producing industries, this sector will have to wait until after 2000 for employment to recover a 2% growth rate.


             Budgetary Process. In the fall of each year, all agencies of the State submit requests for appropriations to the Governor's Office, Division of Financial Management, so a budget may be prepared for the upcoming legislative session. The budget is generally prepared by agency, fund, program, and object. The budget presentation includes information on the past year, current year estimates, and requested appropriations for the next fiscal year.

             The Governor's proposed budget is presented to the legislature for review, change, and preparation of the annual appropriation acts for the various agencies. The legislature enacts annual appropriations for the majority of funds held in the state treasury. These budgets are adopted in accordance with State statutes. Both houses of the legislature must pass the appropriation acts by a simple majority vote. The appropriation acts become law upon the Governor's signature, or 10 days after the end of the session if not signed by the Governor.

             For funds that are annually appropriated, the State's central accounting and reporting system controls expenditures by appropriation line-item. At no time can expenditures exceed appropriations, and financially related legal compliance is assured. At fiscal year end, unexpended appropriation balances may: (1) revert to unreserved fund equity balances and be available for future appropriations; (2) be reappropriated as part of the spending authority for the future year; or, (3) may be carried forward to subsequent years as outstanding encumbrances with the approval of the Division of Financial Management.


         Revenues and Expenditures. Fiscal Year 1997. General Fund revenue in fiscal year 1997 was $1,391.9 million. There was an additional $11.698 million due to carryover from the prior fiscal year. Fund transfers reduced funds available by $2.747 million, however, in Fiscal Year 1997, a transfer of $4.038 million was received from the Cooperative Welfare Fund. Net General Funds available in fiscal year 1997

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totaled  $1,404.9 million.  Total General Fund revenue growth was  $40.6 million, or  3% in fiscal year 1997.

         Expenditures in fiscal year 1997 consisted of $1,412.6 million in original appropriations, plus $2.25 million in reappropriations, less $20.75 million in supplementals, less $2.768 million in reversions and holdbacks. Net expenditures in fiscal year 1997 were $1,391.6 million. An ending balance of $13.3 million was carried over into fiscal year 1998.

         In response to the major flood in northern Idaho in 1996, the Governor issued Executive Order 96-04 that authorized transfers from the Budget Reserve Fund and the Water Pollution Control Fund to meet the state and local match requirement of federal grants. Transfers have also been authorized from the General Fund. A total of $7.5 million from each fund has been transferred. In addition, the Legislature authorized up to $12 million from the State Highway Fund to be used as match on infrastructure reconstruction and repair. As of November 30, 1997, state revenue for this fund was $11.31 million and the total expended was $9.97 million.

         Fiscal Year 1998. Total funds available to the General Fund in fiscal year 1998 are estimated to be $1,463.9 million. This consists of a $13.3 million carryover from fiscal year 1997, plus $1,463.6 million in base revenues, less $13.04 million in transfers to other funds. General Fund expenditures for fiscal year 1998 are $1,449.8 million. This leaves a General Fund carryover in fiscal year 1999 of $14.18 million.

         The revised fiscal year 1998 Executive revenue forecast of $1,463.6 million reflects 5.2% growth over fiscal year 1997. The revised base General Fund revenue forecast for fiscal year 1998 consists primarily of sales and income tax receipts. Product taxes account for a little over 1% of General Fund revenues, and miscellaneous receipts account for approximately 5% of General Fund revenues.

         General Fund expenditures in fiscal year 1998 consist of $1,438.9 million in original appropriations, plus $2.05 million in reappropriations, less $2.88 million in reversions, plus $11.69 million in net supplementals. The General Fund supplemental amount includes $8.5 million to restore the Budget Reserve Fund to it highest level since the spring of 1990. Other supplementals go toward additional inmate housing costs, and juvenile offender private placement costs.

         Fiscal Year 1999. The amount of total funds available to the General Fund in fiscal year 1999 is estimated to be $1,563.3 million. This consists of General Fund revenue from individual income tax, sales tax, corporate income tax, and miscellaneous revenue and a FY 1998 carryover of $14.2 million. General Fund expenditures authorized for fiscal year 1999 are $1,561.0 million. This leaves an estimated free-fund balance of $2.28 million in the General Fund at the end of fiscal year 1999.

         The original Executive revenue forecast of $1,536.7 million for fiscal year 1999 reflects 5.0% growth over the fiscal year 1998 estimate. General Fund revenues consist primarily of sales tax generating 34.0% or $531.2 million of total revenue and income tax representing 51.2% or $800.0 million. The net growth rate for total General Fund revenue in fiscal year 1999 is 6.8%.

         Expenditures in fiscal year 1999 consist of $1,424.7 million in base spending plus $136.2 million in salary increases, inflation adjustments and non-standard adjustments, replacement capital outlays, annualizations, enhancements, personnel benefit roll-up costs, and public schools. Above base increases in public school expenditures are the largest item of increase, with $44.81 million provided as a lump sum. A state worker salary increase accounts for $20.6 million of increase above the base. Replacement capital outlay and related operating expenditures with inflationary adjustments are $17.8 million and enhancements are $25.5 million. Annualizations and other nonstandard adjustments total $21.7 million.

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         Debt Administration and Limitation. The State has no outstanding general obligation bond debt. By law, if the General Fund cash flow shortages exist for more than 30 days, the State Treasurer must issue a tax anticipation note to correct the shortfall. The State Treasurer has issued internal tax anticipation notes which are notes issued by the General Fund to borrow monies from other available State funds or accounts. Internal tax anticipation notes were not issued in fiscal years 1988 through 1994. In the past ten fiscal years the State Treasurer has issued "External" tax anticipation notes which were sold in the open market. All Notes issued by the State must mature not later than the end of the then current fiscal year. Each Note when duly issued and paid for will constitute a valid and binding obligation of the State of Idaho. The faith and credit of the State of Idaho are solemnly pledged for the payment of the Notes.


         Series  1997 Notes. The State issued  $300 million in Tax
Anticipation Notes ("TANs") on July  1 1997, which mature on June  30, 1998.
The  1997 Notes were issued in anticipation of the income and revenues and taxes to be received by the General Fund during the fourth quarter of the 1998 fiscal year. As required by law, all income and revenues from the taxes collected during the fourth quarter of the 1998 fiscal year shall be deposited into the Note Payment Account as received until the monies therein together with investment earnings shall be sufficient to pay principal and interest on the Notes at maturity.

Factors Affecting Iowa Fund

         General Economic Conditions.

          In 1996, Iowa had the fourth lowest average annual unemployment rate in the nation; by 1997, Iowa tied North Dakota for the second lowest rate. The percentage of growth in Iowa's employed workforce began in 1992 when the State's economy was more resilient to the 1990-92 recession than was the rest of the nation. Beginning in mid-1992, Iowa's unemployment rate has consistently remained about two percentage points below the national average - even as the national average has been falling during this time. By the end of 1997, Iowa's seasonally adjusted unemployment rate was in the 2.6% to 2.7% range. The U.S. unemployment rate had just dropped to a 25 year low of 4.7% in October, 1997. All of Iowa's counties and cities had unemployment rates below the U.S. average.

         Iowa's resident employment continued to grow during this period. In 1990, just under 1.4 million people were working in Iowa, with 1.2 million in payroll jobs. By 1997, more than 1.5 million people were employed, with 1.4 million in payroll jobs. The Iowa Economic Forecasting Council, at its November 1997 meeting, forecast slower growth in payroll jobs for the next two years. The reasons are a slowing national economy and the tight labor markets in Iowa and other Midwest States. Iowa's challenges in the years ahead will be to make an existing work force more productive and to find ways to increase the size of the pool from which the work force is drawn. Currently, 87% of all Iowans between the ages of 18 and 69 are employed. That represents a higher rate than occurs elsewhere in the country (75% average) and means that only 13% of the working-age population can be included in the potential pool.

         During the late-1980's and early 1990's Iowa became a major exporting state. Despite its inland location, Iowa has been a major supplier to the world's markets for industrial machinery, instruments and measurement devices, electronics, specialized transportation equipment, chemicals and pharmaceuticals, processed food products, farm commodities and livestock. During the years 1991-1993, the value of Iowa's factory exports increased at a compounded rate of 9% per year. In 1994, factory exports increased 17% . In
1995 and 1996, Iowa factory exports had increased by another 21% and 10%, respectively. In 1996, the export of factory goods accounted for $4.5 billion, or about 50% of the $9.2 billion total exports from Iowa. Iowa farm exports increased 27% in 1996 with increases of 50% and 28% in feed grains and soybeans, respectively. However, vegetable exports decreased 116%.

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          Iowa has been successful in reducing its reliance on both property and income taxes. In 1992, 40.5% of total taxes were property taxes, and by 1999, the share will have dropped to 36.1%. Similarly, despite robust growth in Iowa incomes during the 1990s, the share of total taxes collected from the income tax rose less than 1%. Tax changes enacted since 1992 consist of the following: (1) a one-cent sales tax increase in 1993 for (an increase of $203 million), (2) in 1996, relief for a mental health and machinery and equipment property tax was enacted along with increasing pension exemption and child credit (decrease of $121 million), (3) in 1997, the property tax relief for mental health and machinery and equipment was continued along with an increase in state share of school aid (decrease of $131 million), (4) beginning in 1998, there is a 10% across-the-board reduction in income taxes and elimination of inheritance taxes for lineal descendants (decrease of $208 million), (5) the 10% income tax reduction will continue in 1999 along with additional property tax relief (decrease of $144 million). For fiscal year 1999, the Governor proposed eliminated capital gains for family-owned businesses, an elimination of Iowa Pension taxes and an exemption of internet service from the sales tax which equals a decrease in taxes of $63 million.


         Budgetary Process. The current statewide accounting system was implemented in 1983 and has been periodically upgraded and modified. As part of that implementation, and on an ongoing basis, emphasis has been placed on the adequacy of internal and budgetary controls. Internal controls are in place to provide reasonable, but not absolute, assurance that assets are safeguarded against unauthorized use or disposition, and that financial records from all appropriate sources are reliable for preparing financial statements and maintaining accountability. All claims presented for payment must be certified by the appropriate department that the expenditure is for a purpose intended by law and a sufficient unexpended appropriation balance is available. The automated statewide accounting system also performs various edits to assure appropriation authorizations are not exceeded. For programs supported totally or in part with federal or other funds, expenditures can not exceed the sum of appropriations and additional dedicated revenue that is received. If dedicated revenue is not received as expected, expenditures must be reduced in a like manner.


         Revenues and Expenditures. Most State operations are accounted for through the following Governmental fund types: General, Special Revenue, and Capital Projects. Total General Fund receipts for fiscal year 1997 were $4,647.8 million, a 5.5% increase from the prior year. Of this amount, $4,267.2 million came from special taxes, with 49.8% from personal income tax and 29% from sales tax. The Cash Reserve increased 6.7% from the previous fiscal year to $215 million. Total net refunds of taxes paid for fiscal year 1997 were $391.9 million.

         Total General Fund appropriations for fiscal year 1997 were $4.138.9 million. Approximately 43% or $1.78 billion was for education, and 20% or $825.6 million was for human services.

         Total General Fund receipts for fiscal year 1998 are estimated at $4,785.0 million, a 3% increase. Of this amount, $4,436.9 is predicted to come from special taxes, with 50.3% from personal income tax and 29.3% from sales tax. The cash reserve for fiscal year 1998 is estimated to increase 2.1% to $219.6 million. Total net refunds of taxes paid for fiscal year 1998 are estimated at $418.8 million.

         Total General Fund appropriations for fiscal year 1997 are estimated at $4,364.7 million, a 5.5% increase from fiscal year 1997. Approximately 43% is dedicated to education and 18.1% to human services. Ongoing spending is about 8.4% less than total available revenue, leaving a $367.3 million unspent general fund balance in fiscal year 1998, the largest in the nation.


         Debt Administration and Limitation. The Constitution of the State of Iowa prohibits the State from exceeding a maximum of $250 thousand in general obligation debt without voter approval. However, State law authorizes the issuance of Tax and Revenue Anticipation Notes (TRANS), provided that the total issuance does

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not exceed anticipated revenue receipts for the fiscal year and that the total issuance matures during the fiscal year.


          State and local governments reported $4.89 billion in outstanding obligations as of June 30, 1997. This is compared to $4.75 billion on June 30, 1996, which is an increase of $136.3 million or 2.9%. The largest portion of outstanding debt on June 30, 1997, is made of general obligation bonds totaling $2.1 billion (43%) and revenue obligations totaling $1.57 billion (32%). The most commonly reported purpose for issuing obligations is "public buildings/schools" with $1.37 billion (28%). The purpose category "utilities/sewers" ranks second, totaling $1.19 billion (24%).

          Bonds and certificates of participation in lease purchase agreements
(COPs) of $110.2 million have been issued and remain outstanding for the Department of Corrections and several of the judicial districts for the purpose of constructing correctional facilities. COPs in the amount of $100.2 million remain outstanding for the Department of General Services for the purpose of constructing the Iowa Communications Network. Bonds in the amount of $96. 3 million remain outstanding for the Iowa Underground Storage Tank Fund for the purpose of cleaning up leaking underground petroleum storage tanks.

         The Pooled Money Investment Fund had an average-weighted maturity of 416 days and an annualized average-weighted yield to maturity of 5.92% on September 30, 1997. The effective duration for the Pooled Money portfolio (excluding certificates of deposit) on September 30, 1997 was 1.14 years.

         Since the State of Iowa does not have G.O. debt, it does not have S&P, Moody's or Fitch ratings.

Factors Affecting Kansas Fund


         General Economic Conditions. Kansas is the 14th largest state in terms of size with an area in excess of 82,000 square miles. It is rectangular in shape and is 411 miles long from east to west and 208 miles wide. The geographic center of the 48 contiguous states lies within its borders. Kansas became the 34th state in 1861 and Topeka was chosen to be the capitol later that year. The population of the State of Kansas has grown from 2,477,588 in 1990 to 2,594,840 in 1997. This represents a percentage increase of 4.7%. In comparison, the growth in population of the United States was 7.3%.

         In 1997, jobs across Kansas were up 4%, for a net increase of 53,847 new jobs. Total non-farm employment as of November 1997 was 1,286,400. This was 25,000 higher than the previous year. Manufacturing led growth with the addition of 8,400 new jobs. Trade employment rose by 5,900 over the year, primarily in retail. Construction added 4,400 construction jobs during the year. Services employment rose by 7,200, with substantial increases in social, management, and business services. Transportation-utilities added
2,700 jobs, primarily from growth in communications , air transportation and trucking. Gains in banking and real estate provided most of the 1,900 new jobs in the finance division. Mining edged up only 100 over the year. Government had the only decrease, down 5,600 from November 1996.

          Between December 1996 and December 1997, the Kansas unemployment rate decreased from 4.2% to an estimated 3.4%, respectively, the lowest rate in Kansas since December 1979. This compares favorably with a national unemployment rate as of November 1997 of 4.3%.


         Budgetary Process. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's

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Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.


         The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment. In "The FY 1999 Governor's Budget Report," the actual fiscal year is fiscal year 1997, the current fiscal year is fiscal year 1998, and the budget year is fiscal year 1999. By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.


         Revenues and Expenditures. The State General Fund is the largest of the "uncommitted" revenue sources available to the state. It is also the fund to which most general tax receipts are credited. The Legislature may spend State General Fund dollars for any purpose. All revenues coming into the state treasury not specifically authorized by statute or the constitution to be placed in a separate fund are deposited in the State General Fund.


         Fiscal Year 1997. Fiscal year 1997 began with a balance in the General Fund of $379.2 million. Actual revenue for fiscal year 1997 was $3,683.8 million, an increase of 6.8% from the prior fiscal year. Total expenditures were $3,538.1 million, with an increase in property tax relief of 0.3% and for all other expenditures, an increase of 2.5%. The ending balance in the General Fund at the end of fiscal year 1997 was $527.8 million.

          Fiscal Year 1998. The fiscal year 1998 budget included all funding sources of $7.99 billion. The Governor's revised recommendations for fiscal year 1998 total $8.15 billion from all funding sources, mainly due to increased federal funds. The largest single source of fiscal year 1998 receipts is the State General Fund, with 48.1% of the total receipts. Estimated receipts to the State General Fund for fiscal year 1998 are $3,940.3 million as developed by the Consensus Revenue Estimating Group. Individual income taxes account for the largest source of State General Fund revenue, totaling $1.645 billion (41.8%) in fiscal year 1998. The next largest category, sales and use taxes, is projected to generate $1.5 billion (38.1%) for the State General Fund during fiscal year 1998. State General Fund expenditure recommendations for fiscal year 1998 are $3.84 billion, an increase of 8.5%. The Governor recommends that $2.159 billion, or 56.0% of State General Fund expenditures be used for aid to local units of government.


          The Governor's recommendations for receipts and expenditures will provide an ending balance of $595.3 million or 15.5% of expenditures and demand transfers in fiscal year 1998. The large balance at the end of fiscal year 1998 contains $30.9 million of the one-time $66.6 million corporate tax payment to pay, in fiscal year 1999, for acceleration of the income tax rate equality provisions previously approved by the 1997 Legislature.

          For fiscal year 1998, the budget recommendations produce receipts in excess of expenditures of $67.1 million after the transfer out of $35.7 million to the Budget Stabilization Fund for one-time expenditures to be made in fiscal year 1999.

          Fiscal Year 1999. For fiscal year 1999, the Governor recommends a budget from all funding

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sources of $8.55 billion, with a State General Fund recommendation of expenditures of $4.08 billion. Of this total, 27.4% is for the operation of state agencies; 57.6% will be distributed to local governments; 12.6% will go toward provision of assistance, grants, and benefits to Kansas citizens; and 2.4% will be used for capital improvements. The budget provides $148.3 million from the State General Fund to offset property tax cuts. All funding sources increases also include over $50.0 million from federal funds, a $34.5 million increase in KPERS contributions, and $27.5 million for the Comprehensive Highway Program.

          Total receipts of $4,017.5 million are estimated for fiscal year 1999. This represents an increase of $143.8 million, or 3.7%, when compared to fiscal year 1998 adjusted estimates. Continued growth in the income tax, retail sales tax, and compensating use tax account for the majority of the increase. Revenues are expected to decrease by 0.6% for fiscal year 1999 and expenditures will increase by 6.4%. Expenditures exceed receipts by $202.7 million due largely to the Governor's $178.5 million tax reduction package and increased spending for education.

         The recommendations for fiscal year 1999 result in an ending balance of $392.5 million and 9.6% of total budgeted expenditures. Budgeting a larger than 7.5% ending balance for fiscal year 1999 is necessary to provide adequate resources to maintain an approximate 7.5% ending balance in fiscal year 2000.

         Debt Administration and Limitation. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Of capital expenditures that are debt-financed, revenue bonds and loans from the Pooled Money Investment Board finance most capital improvements for buildings, and "master lease" and "third-party" financing pay for most capital equipment. The Kansas Constitution makes provision for the issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. As of June 30, 1997, the state had authorized but unissued debt of $155,015,000.

         Although the state has no General Obligation debt rating, it seeks an underlying rating on specific issues of at least "AA-" from S&P and "A1" from Moody's. In October 1997, S&P assigned an issuer credit rating of AA+ to Kansas. S&P credit rating reflects the state's credit quality in the absence of general obligation debt. The underlying ratings for the most recently issued revenue bonds were A1 and AA- from Moody's and Fitch, respectively. The ratings for the most recently issued fixed rate bonds issued by the Kansas Department of Transportation were "Aa" and "AA" from Moody's and S&P, respectively.

         The Kansas Department of Transportation issues debt to finance highway projects. The Comprehensive Highway Program began during fiscal year 1989. The 20-year bonds will be retired with motor fuel taxes, motor vehicle registration fees, retail sales and compensating use taxes, and accrued interest. During fiscal years 1995 and 1996, the state sold bonds totaling approximately
$167.1 million and $61.1 million, respectively. Of the fiscal year 1995 amount, $140.0 million was issued for the Comprehensive Highway Program .

         Other State of Kansas debt is issued by the Kansas Development Finance Authority (KDFA), an independent instrumentality of the state which was created in 1987 for this purpose. Proceeds from debt financing by KDFA for capital improvements are used for prison construction, acquisition and renovation of office space, energy conservation improvements, university facility construction and renovation, and projects for local governments.

         Consistent with the Governor's recommendation that revenue bonds be issued to address the

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capital needs of the universities, the 1996 Legislature approved the Crumbling
Classroom initiative. Based on concerns for the aging buildings on the state's campuses, bonds have been issued to address a wide variety of rehabilitation and repair projects at the universities. With estimated interest earnings, the total project costs would be approximately $171.9 million, $8.35 million higher than originally anticipated. Debt service over the 15-year period will total $228.4 million, with each year's debt service payment over the next 15 years totaling $15 million. No project paid with bond proceeds will have a life-expectancy of less than 20 years, so as to "keep ahead" of the bonded indebtedness. Revenues from the Educational Building Fund have been appropriated through fiscal year 2000 to pay debt service. In November 1996, the first series of bonds totaling $50.0 million were issued to provide an initial flow of cash to start the projects. In October 1997, a second series of $110.3 million were issued.

         Bonds totaling $4.4 million were issued by KDFA in November 1990 to begin Energy Conservation Improvements Program authorized by the 1990 Legislature. The bonds are retired by utility cost savings from the energy conservation improvements undertaken. Projects financed with the bond proceeds consist of improvements at many of the state universities, the Department of Administration, the Department of Social and Rehabilitation Services, the Highway Patrol, and the Department of Corrections. Besides the initial $4.4 million of bonds issued, further bond series issued were $3.6 million in 1992, $4.37 million in 1994 and $7.839 million in 1996. To date, $25.8 million in bonds have been issued by the Kansas Development Finance Authority for these projects.


          In fiscal year 1998, KDFA issued $5.6 million in bonds to finance the replacement of site utilities at the El Dorado Correctional Facility Site Utilities Project. The original installation of heat insulation around the steamlines has failed, allowing heat to escape and damage other utilities. The Office of the Attorney General has filed litigation against the contractor, manufacturer, and project architect to recover the costs of the replacement. All cost recoveries will be used to finance the debt service payments. The first payment begins in fiscal year 1999, and the Governor recommends $78,000 from the State General Fund for this purpose.


Factors Affecting Minnesota Funds

         General Economic Conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole.

          In November 1997, the state's unemployment rate, on a seasonally adjusted basis, was 2.8%, down 1.2 percentage points from the 4.0% observed one year earlier. That unemployment rate was well below the national rate of 4.6%. Payroll employment in Minnesota grew by 53,000 jobs during the 1997 fiscal year. Employment in fiscal year 1997 grew by 2.2%, the same rate as the U.S. average. At present, the state's most serious economic challenge is ensuring there will be sufficient workers to fill the jobs currently being generated.

         Personal income in Minnesota is now estimated to have grown at a 6.6% annual rate during fiscal year 1997, well above the national average of 5.3%. Wage growth was strong, but as in neighboring Midwestern states, all of whom also had strong growth in personal income, the agricultural sector was a major contributor. Prices were higher than average, yields were strong, and federal farm program payments under the 1996 farm bill were much larger than they would have been under the previous program.

         Personal income in Minnesota is forecast to grow by 5.0% during the 1998 fiscal year, slightly

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below the average rate forecast for the nation. Payroll employment is expected to grow at a 2.1% annual rate, consistent with the national average. Wage and salary income growth, however, is projected to lag the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Farm income in the 1998 fiscal year is also forecast to be down from the high levels reported during fiscal year 1997 since commodity prices have returned to more normal levels.

         Revenue and Expenditures. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

         During fiscal year 1997, the total fund balance, on a GAAP basis, for the General Fund increased by $66.9 million to $1.486 billion. At June 30, 1997, the unreserved, undesignated portion of the fund balance reflected a positive balance of $642.3 million, after providing for a $583.5 million budgetary reserve. This compares with a $491.9 million unreserved, undesignated fund balance at the end of fiscal year 1996 with a $570 million budgetary reserve. On a budgetary basis, the June 30, 1997, unrestricted (undesignated) fund balance for the General Fund was $812.7 million, compared with a balance of $506 million at the end of 1996.

         General Fund revenues and transfers-in totaled $10.412 billion for fiscal year 1997, up 8% from those for fiscal year 1996. General Fund expenditures and transfers-out for the year totaled $9.926 billion, an increase of 3% from the previous year. Of this amount, $6.917 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

         The Minnesota Department of Finance November 1997 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1999 with a $453 million surplus, plus a $350 million cash flow account balance, a $522 million budget reserve and $93 million in other dedicated accounts. Revenues for the 1998-99 biennium are forecast at $21.045 billion. Total General Fund expenditures and transfers for the biennium are projected to be $20.7 billion. The forecast balance for the General Fund is $1.36 billion for the 1998-99 biennium.


         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.


         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Tax Exempt Obligations that are held by a Fund or the value or marketability of such obligations.

         Recent Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Tax

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Exempt Obligations that are held by a Fund. See "Distributions to Shareholders and Taxes; Minnesota State Taxation" in the Prospectus.


         The state issued $170.0 million of new general obligation bonds, and $172.1 million of general obligation bonds were redeemed during 1997, leaving an outstanding balance of $2.2 billion.

         The most recent ratings applicable to General Obligation bonds issued by the State of Minnesota are as follows: "Aaa" by Moody's, " AAA" by S&P and "AAA" by Fitch.


Factors Affecting Missouri Fund

         General Economic Conditions. Missouri was organized as a territory in 1812 and was admitted to the Union as the 24th state on August 10, 1821. The State ranks 19th in size with a total area of approximately 69,697 square miles. Missouri is a central mid-western state located near the geographic center of the United States. Bordered by Iowa on the north, Arkansas on the south, Illinois, Kentucky and Tennessee across the Mississippi River on the east, and Nebraska, Kansas and Oklahoma on the west, Missouri is one of only two states which shares it boundaries with as many as eight states.


         As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The economic outlook is for continued improvement in fiscal year 1998. Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.9%
rate during fiscal year  1997. The Missouri economy has produced exceptional job growth over the past three years. Missouri's employment stood at 2.8 million as of November 1997, an increase of over 317,000 since January of 1993. At the end of November 1997, the state unemployment rate was 3.5%
which compares favorably to the national unemployment rate of  4.3%.


         Budgetary Process. Annually, all State agencies submit budget requests for the following appropriation year to the Division of Budget and Planning of the Office of Administration. The Division Budget and Planning prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount which is recommended and submitted to the General Assembly by the Governor within thirty days after the General Assembly convenes in each regular session.

         The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The legislative appropriations are subject to the Governor's approval or veto, except for the funding of public debt and public education which the Governor is prohibited by the Constitution of Missouri from vetoing. The Governor may control the rate at which an appropriation is expended by allotment or other means and may limit the expenditures for any State agencies below their appropriations, whenever actual revenues are less than the revenue estimated upon which the appropriations were based. The Governor has line-item veto power, except for appropriations for public debt and public education.


         Revenues and Expenditures. Balancing Missouri's budget in fiscal year 1997 was achieved through sound financial management. The growing economy produced general revenues that were better than projected. The Governor and General Assembly adopted a conservative State budget meeting mandated expenditure increases and providing limited funding for new and expanded program. In future years, Missouri will focus on controlling the growth of mandatory programs though welfare reform, managed care, and cost-effective alternatives. Major funding priorities include education, corrections, economic development, mental health, children's services, and repairs and upgrades to existing state facilities.

         The State of Missouri completed fiscal year 1997 in sound financial condition due to strong revenue collections and efficient management of State programs. Net general revenue collections increased over fiscal


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year 1996 due to a strong national and state economy. Expenditures were lower than anticipated in fiscal year 1997 as prudent state agency managers did not use all available spending authority. General revenue collections in fiscal year 1997 were $5,843.4 million, 7.4% above fiscal year 1996 collections. General Revenue expenditures in fiscal year 1997 for the operating budget were $5,926.1 million. The fiscal year 1998 budget is conservatively based upon general revenue collections of $6,029.6 million.

         Final calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1997 exceeded the total state revenue limit by $318.8 million. Therefore, in accordance with
Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. The Office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $125 million in Fiscal Year 1998.

         The State ended fiscal year 1997 with an ending balance (surplus) of $49.5 million for the General Revenue Fund. An appropriation of $86.55 million was transferred to the Budget Stabilization Fund to bring that Fund to 2.5% of net general revenue collections. The ending General Fund balance for fiscal year 1998 is projected at $172.4 million.

         Federal court-ordered payments for the St. Louis and Kansas City desegregation plans were $254.9 million in fiscal year 1997 which is about 3.9% of the State's general revenue budget. The estimate for fiscal year 1998 is $255.9 million. Desegregation expenditures, court orders, and other developments are continually monitored to provide the best possible anticipation and forecast of future costs.


         Debt Administration and Limitation. Pursuant to the Missouri State Constitution, the General Assembly may issue general obligation bonds solely for the purpose of (1) refunding outstanding bonds; or, (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1 million for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceeds $1 million, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting. Before any bonds so authorized are issued, the General Assembly shall make adequate provisions for the payment of the principal and interest and shall provide for an annual tax on all taxable property in an amount sufficient for that purpose.


          Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes.
The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus the amount of $1 million. Total general obligation bonds issued as of November 30, 1997, was $1,147.4 million of which $979.4 was outstanding. As of November 30, 1997, total revenue bonds issued was $148.5 million with $114.68 million outstanding. Total state indebtedness as of November 30, 1997, was $1,624,746,207 with $1,289,911,009 outstanding.

          As of January 1, 1998, $194,465,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds (approved in August 1994); and $128,590,000 principal remains outstanding of the $439,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued. With the final issuance in fiscal year 1998, Missouri will have issued all $250 million in fourth state building bonds authorized by Missouri voters.

         In fiscal year 1997, Missouri invested a total of $276.5 million in its capital assets with appropriations for maintenance and construction projects throughout the State. Appropriations for fiscal year 1998 are estimated at $237.6 million. Capital improvements of $192.5 million are recommended for fiscal years 1998-99 biennial budget. Of this amount, $20.8 million is for vital maintenance and repairs to

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state-owned facilities to initiate the voter-approved maintenance funding mechanism. Also included is $171.8 million for planning, major renovation, new construction, land acquisition, and other improvements. Amounts are designated to prison construction, projects at elementary and secondary education institutions, and facilities for veterans.

         The State's general obligation bond issues received triple "A" ratings from Moody's , S&P, and Fitch.

Factors Affecting New Mexico Fund
         General Economic Conditions. The State of New Mexico, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,593 square miles. The State's climate is characterized by sunshine and warm bright skies in both winter and summer. New Mexico has a semiarid subtropical climate with light precipitation. At the time of the official 1990 United States Census, the State's population was 1,515,069. As of July 1, 1997, the population had increased to 1,729,751, or 13.8%
since 1990.

         Major industries in the State are energy resources, tourism, services, construction, trade, agriculture-agribusiness, government, manufacturing, and mining. In 1995, the value of energy resources production (crude petroleum, natural gas, uranium, and coal) was approximately $4.9 billion with an increase showing for 1996. From 1995-96, the value of construction contracts increased 4.9% to $2.2 billion. Natural gas prices are expected to decline to $1.48 per mcf in fiscal year 1999 as significant new sources of supply are bought on line in Canada and the deep water Gulf of Mexico. Gas sale prices were $1.68 per mcf in fiscal year 1997 and are estimated to have remained unchanged as of December 1997. Crude oil prices will decline in fiscal year 1998 to $17.60 per barrel compared to $21.04 in fiscal year 1997. Oil prices are expected to continue downward. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

         The State has a thriving tourist industry which has slowed since 1995. In 1996, there were approximately 2.18 million visits to national parks and about 5.0 million visits to State parks, in the State. According to the New Mexico Department of Labor, the State's tourist industry generated about $2.1 billion in revenue and more than 66,000 jobs. Total gross receipts for hotels and other lodging places increased 3.4% in 1996, compared with a 1.4% decrease in 1995. Yet, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 3.1% in 1996. One of the State's most famous attractions is Carlsbad Cavern, which was made a national monument in 1923 and designated a national park in 1930.

         Agriculture is a major part of the State's economy, producing $1.468 billion in 1996. This was a 3.8% increase from 1995. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits and pecans. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.


         Budgetary Process. The State's government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term and may succeed him(her)self in office once. Following a reorganization plan implemented in 1978 to reduce and consolidate some 390 agencies, boards and commissions, the primary functions of the executive branch are now carried out by sixteen cabinet departments, each headed by a cabinet secretary appointed by the Governor.

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         The Board, in addition to other powers and duties provided by law, has general supervisory authority over the fiscal affairs of the State and over the safekeeping and depositing of all money and securities belonging to, or in the custody of, the State. The Board has seven members consisting of the Governor, the Lieutenant Governor, the Treasurer and four members appointed by the Governor with the advice and consent of the Senate; no more than two such appointed members may be from the same political party.

         The Department of Finance and Administration, created in 1957 as part of governmental reorganization measures of that year, is the principal financial organization of State government and performs through its divisions the duties and functions relating to State and local government financing and general administration. On July 1, 1983, the Department of Finance and Administration was reorganized into the DFA, which retained the prior name and handles the State's financial functions, and the General Services Department, which now handles the administrative functions. The executive and administrative head of the DFA is the Secretary, who is appointed by the Governor with the advice and consent of the Senate, and who also serves as Executive Officer of the Board. In 1983, a Board of Finance Division was created in the DFA, to staff and coordinate the functions of the Board.

         The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in even-numbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances.

         All State agencies are required to submit their budget requests to the Budget Division of the DFA by September 1 of each year. Budget hearings are scheduled for the purpose of examining the merits of budget requests through the fall and are usually completed by the middle of December. Statutes require the Budget Division to present comprehensive budget recommendations to the Governor annually by January 2.

         By statute, the Governor is required to submit a budget for the upcoming fiscal year to the Legislature by the 25th legislative day. The State budget is contained in a General Appropriation Bill which is first referred to the House Appropriations and Finance Committee for consideration. The General Appropriation Act may also contain proposals for supplemental and deficiency appropriations for the current fiscal year. The Senate and the Senate Finance Committee consider the General Appropriation Act after its approval by the House of Representatives. Upon Senate passage, the Governor may sign the General Appropriation Act, veto it, veto line items or veto parts of it. After the Governor has signed the General Appropriation Act, the Budget Division of the DFA approves the agency budgets and monitors the expenditure of the funds beginning on July 1, the fist day of the fiscal year.

         Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.


          Fiscal Year 1996-1997. For the Fiscal Year ending June 30, 1997, recurring revenue totaled $2.964 billion, an increase of 5.5% over the previous fiscal year. Total General Fund Revenue was $3.033 billion, up 10% from fiscal year 1996. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil.

         Preliminary results for fiscal year 1998 show recurring appropriations at $2.999 billion, up 4.7% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1997 were $85.2 million, and are estimated at $4.4 million for fiscal year 1998. The net transfer necessary from the operating reserve was $15.2 million and is within the $30 million transfer authority authorized by the 1996 legislature.

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         The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $231.6 million. Without the risk reserve, balances would be $95.4 million. The fiscal year 1997 balance in the operating reserve was $80.8 million, or only 2.7% of fiscal year 1997 total revenue.

         Disaster allotments from the appropriation contingency fund totaled $5.1 million, and the ending balance in the appropriation contingency fund is $9.4 million.

          Fiscal Year 1997-1998. General Fund recurring revenue is projected to reach $3.08 billion in fiscal year 1998, a 4.0% increase over fiscal year 1997. When nonrecurring revenue is included, total General Fund receipts will reach $3.13 billion of recurring revenue and $3.14 billion total revenue, increases of 1.5% and 0.3%, respectively. Current and projected growth in recurring revenue is slow when compared to the 1993 and 1995 period. Slow growth is largely attributable to declines in severance-related taxes and declines in revenue from rents and royalties. Lower natural gas and oil prices are responsible for stagnation in severance-related taxes which are expected to grow only 0.9% in fiscal year 1998 and decline by 13.7% in fiscal year 1999. Gross receipts taxes will grow in fiscal year 1998 by 5.0% and income taxes will increase by 7.4%. The growth in income taxes is augmented by increased capital gains realizations due to new federal legislation. Nonrecurring revenue will decline 37.5% in fiscal year 1998 and an additional 79.1% in fiscal year 1999. Fiscal year 1997 nonrecurring revenue was attributable to new estimated payments required for personal income tax purposes. Fiscal year 1998 nonrecurring revenue includes higher than usual reversions in the Medicaid program thanks to significant cost savings.
         Debt Administration. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

         General Obligation Bonds. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. For the fiscal year ended June 30, 1997, the total amount outstanding on General Obligation Bonds was $247,313,874. Of this amount, $42,018,874 is in interest.

         The State of New Mexico General Obligation Capital Projects Improvements Bonds Series 1997 in the principal amount of $64,825,000 are authorized by the 1996 Capital Projects General Obligation Bond Act (the "Act") passed by the State Legislature in 1996, have been approved by the voters in a statewide election in November 1996 and will be issued pursuant to a resolution of the State Board of Finance. General obligation bond recommendations for fiscal year 1998-99 total $83.3 million. Of this amount, $72.1 million is for public and higher education facilities, and $11.2 million is for statewide projects.

         Severance Tax Bonds. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance

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Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1997, the total amount outstanding on Severance Tax Bonds was $444,723,257. Of this amount, $58,953,257 is in interest.

         The Severance Tax Bonds, Series 1995A funds 55 projects for schools, local governments, universities, and State agencies. Total amount of principal and interest due on Series 1995-B and Series 1996-A as of June 30, 1997 is $66,176,318 and $47,067,458, respectively. Total amount of principal and interest outstanding as of June 30, 1997 for the Series 1997-A Refunding Bonds is $68,515,621. The Severance Tax Bond recommendation for the 1998 session totals $140 million. Of this amount, $68.6 million is for public and higher education facilities, $12.7 million is for adult corrections projects and facility purchase and $58.7 million is for other statewide projects.

         Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $181.6 million in fiscal year 1997 and are projected at $183.3 million for 1998.

         Moody's and S&P have assigned the bond ratings of "Aa1" and "AA+," respectively to General Obligation Bonds and "Aa" and "AA," respectively, to the Severance Tax Bonds, Series 1995A.

Factors Affecting New York Fund

         The following information is a brief summary of New York State and New York City factors affecting the Fund and does not purport to be a complete description of such factors. As described above, except during temporary defensive periods, the Fund will invest at least 80% of the value of its net assets in Tax Exempt Obligations, the interest on which is exempt from federal income, New York State and New York City personal income tax (except for New York State and New York City franchise tax on corporations and financial institutions, which is measured by income). Therefore, the financial condition of New York State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, New York State and New York City face numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of New York State or New York City or issuers located in New York State. It should be noted that the creditworthiness of obligations issued by local issuers (including New York City) may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.


         Bond ratings received on New York State's and New York City's general obligation bonds are discussed below. Moody's , S&P and/or Fitch provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstance. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

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         (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         (2) Nature of, and provisions of, the obligation.

         (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors rights.


         A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody's and S&P's bond ratings is set forth in Appendix A to the Prospectus.

         The following information provides only a brief summary of the complex factors affecting the financial situation in New York State and New York City, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from the Annual Information Statement of the State of New York dated August 15, 1997 and an update thereto issued on January 30, 1998, and from other official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.


         THE FUND MAKES NO REPRESENTATION OR WARRANTY REGARDING THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION. THE MARKET VALUE OF SHARES OF THE FUND MAY FLUCTUATE DUE TO FACTORS SUCH AS CHANGES IN INTEREST RATES, MATTERS AFFECTING NEW YORK STATE OR NEW YORK CITY, OR FOR OTHER REASONS.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of New York's economy. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

         The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher.

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         The State has had the second highest combined state and local tax burden in the United States which has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax. Since 1995, New York has led the nation in tax cuts, and in 1997, New Yorkers saved $6 billion in tax cuts. Annual savings are intended to grow to $12 billion by 2001-02. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1998. The budget for fiscal year 1998-99 proposes an additional $700 million in tax reductions.

         The State Financial Plan is based on a projection by State's Division of the Budget ("DOB") of national and State economic activity. The national economy began the current expansion in 1991 , however, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. In the last few years, New York has shown signs of economic resurgence. New York has gone from last in the nation in percentage of private sector employment growth to a level that is on par with the national average, gaining 250,000 private sector jobs since December 1994. Overall employment growth was close to 1.4% for 1997. National employment growth in 1997 was estimated at 2.3%. The New York economy in 1998 is expected to grow at about the same rate as in 1997. Personal income is expected to increase 5.4% in 1997, 4.7% in 1998 and 4.4% in 1999.

          1997-98 Fiscal Year. The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998 (the "1997-98 fiscal year"). Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1997-98 fiscal year is based on the State's budget as enacted by the legislature and signed into law by the Governor.

         The 1997-98 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.83 billion. This will be the third consecutive budget surplus generated by the Governor's administration. Of this amount, $700 million is being used to finance one-time costs related to an extra 27th payroll and 53rd Medicaid cycle ($282 million) due to the cyclical timing of these payments and to provide "hard-dollar" financing for capital projects of the Community Enhancement Facilities Assistance Program which were previously anticipated to be supported with bond proceeds Proposed tax cut accelerations account for the use of another $685 million of the surplus. Of the remainder, $365 million is being used to finance 1998-99 Executive Budget recommendations, and $68 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the third consecutive extraordinary deposit in the rainy day fund and increases the size of that fund to $400 million by the end of 1997-98, the highest balance ever achieved.

         The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by $1.28 billion, while disbursements increased by only $565 million. These changes from Mid-Year Financial Plan projections reflect actual results through December 1997 as well as modified economic and caseload projections for the balance of the fiscal year.

         The General Fund is projected to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected to be $35.197 billion, an increase of $216 billion from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $35.165 billion, an increase of $2.26 billion from the total amount disbursed in the prior fiscal year.

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         The General Fund closing balance is expected to be  $465 million at the end of 1997-98. Of this amount, $400 million will be on deposit in the Tax Stabilization Reserve Fund (TSRF), while another $65 million will be on deposit in the Contingency Reserve Fund (CRF) after a $24 million deposit in 1997-98. The TSRF had an opening balance of $317 million to be supplemented by a required payment of $15 million and an extraordinary maximum deposit of $68 million from surplus 1997-98 monies.

         In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. As noted, the 1997-98 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

          One major uncertainty to the 1997-98 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. It is possible that recent changes could produce slower economic growth and a deterioration in State receipts. An additional risk to the 1997-98 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

          General Fund receipts in 1998-99 will reflect the initial phases of the STAR property tax reduction program as well as the continuing impact of other 1997 and earlier tax reduction accomplishments. In addition, the 1998-99 budget reflects several tax reduction proposals that will reduce receipts available to the General Fund by about $700 million during the fiscal year. Recurring growth in the State General Fund tax base is projected to be nearly 6% during 1998-99. That growth rate is lower than that achieved in 1996-97 or currently estimated for 1997-98 and roughly equivalent to the rate experienced in 1995-96. Total General Fund receipts for 1998-99 are projected at $36.22 billion, an increase of more than $1 billion from the revised 1997-98 estimate. The largest source of receipts is the sales and use tax which accounts for nearly 80% of projected receipts.

          Total General Fund spending in the 1998-99 Executive Budget is projected to increase $1.02 billion or 2.89% from the current year. The average annual increase since 1994-95 is 1.85%. This rate is below the rate of inflation and much lower than the average annual increase of 5.4% prior to 1994-95. Education's recommended share of General Fund spending is 30% in 1998-99 and criminal justice spending is 6.5%. Medicaid and welfare spending growth has been reduced, reflecting Medicaid and welfare reforms implemented since 1995.

          The 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, the lowest projected level ever recorded. In fiscal years 1986-87 through 1994-95, the average annual level of one-timers was approximately $819 million.

          The projected 1998-99 closing fund balance of $500 million in the General Fund is composed of monies available in the TSRF and the CRF. An additional deposit of $35 million will supplement the $65 million balance in the CRF, increasing that amount available for possible litigation risks to $100 million in 1998-99.

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         To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursement in future fiscal years. There can be no assurance, however that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the state. Changes, depending upon their precise character and timing, and upon taxpayer response, could produce either revenue gains or losses during the balance of the State's fiscal year. Uncertainties with respect to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states. Because of the uncertainty and unpredictability of these potential changes, their impact is not included in the assumptions underlying the State's projections.

         The 1997-98 and 1998-99 State Financial Plans are based upon forecasts by the DOB of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurances that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for and use of State services. There can be no assurance that the State's projections for tax and other receipts for the 1997-98 fiscal year and 1998-99 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. Such variances could adversely affect the State's cash flow during the 1997-98 fiscal year or subsequent fiscal years, as well as the State's ability to achieve a balanced budget on a cash basis for such fiscal year or subsequent fiscal years.


         The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Projections and estimates of receipts from taxes have been subject to variance in recent fiscal years. The personal income tax, the sales tax, and the corporation franchise tax have been particularly subject to overestimation as a result of several factors, most recently the significant slowdown in the national and regional economies and uncertainties in taxpayer behavior as a result of actual and proposed changes in Federal tax laws. As a result of the foregoing uncertainties and other factors, actual results could differ materially and adversely from the projections

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discussed herein, and those projections may be changed materially and adversely from time to time.

         In the past, the State has taken management actions and made use of internal sources to address cash flow needs and State Financial Plan shortfall, and DOB believes it could take similar action should variances from its projections occur in the current and/or subsequent fiscal years. Those variances could, however, affect the State's ability to achieve a balanced budget on a cash basis for the current and/or subsequent fiscal years.

         There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future years, nor can there be any assurance that budgetary difficulties will not lead to further adverse consequences for the State and its obligations.


         As a result of changing economic conditions and information, public statements or reports may be released by the Governor, members of the State Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, as reflected in the 1997-98 State Financial Plan, that may vary materially and adversely from the information provided herein.

         Indebtedness. As of March 31, 1997, the total amount of long-term State general obligation debt authorized but unissued stood at $2.767 billion. As of the same date, the State had approximately $5.03 billion in outstanding general obligation debt, including $294 million in bond anticipation notes outstanding.

         As of March 31, 1997, $22.499 billion of bonds, issued in connection with lease-purchase and contractual-obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1997 was $32.766 billion. As of March 31, 1997, total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $37.114 billion.

         The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases . The projection of the State regarding its borrowings for the 1997-98 fiscal year may change if circumstances require.

         In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, and has been authorized to issue its bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales. As of March<0- 32>31, 1997, $5.239 billion in bonds remained outstanding of the LGAC.

         Ratings. Moody's rating of the State's general obligation bonds is Aa2 and S&P's rating is A. Fitch does not rate the State's general obligation debt. Moody's previous rating was A on June 6, 1990,


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with its rating having been A1 since May 27, 1986.  S&P's previous rating  was
A- on January 13, 1992. S&P's ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

The City and the Municipal Assistance Corporation ("MAC")

         The City accounts for approximately 41% of the State's population and 45% of the State's revenues, and the City's financial health affects the State in numerous ways.

         In February 1975, the New York State Urban Development Corporation ("UDC"), which had approximately $1 billion of outstanding debt, defaulted on certain of its short-term notes. Shortly after the UDC default, the City entered a period of financial crisis. Both the State Legislature and the United States Congress enacted legislation in response to this crisis. During 1975, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

         The national economic downturn which began in July 1990 adversely affected the City economy, which had been declining since late 1989. As a result, the City experienced job losses from 1989-1992 and the City's economy declined . Beginning in 1993, the improvement in the national economy helped stabilize conditions in the City. Private employment grew 1.3% per year from 1993 to 1996 compared to the nation's 2.9% rate, and the City's economy improved, boosted by strong wage gains. The City's economic improvement significantly accelerated in fiscal year 1997, resulting in an unusually high, across-the-board increase in tax receipts. Much of the increase can be traced to the performance of the securities industry, but the City's economy has produced gains in retail trade, tourism, and in business services. In 1997, the City experienced the largest private sector job growth in the last 13 years.

          For each of the fiscal years since 1981, the City has achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in its recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City economic base.


         Pursuant to State law the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The current financial plan extends through the 1999 fiscal year. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.


         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1997-98 Financial Plan projects a balanced General Fund. If the State experiences revenue shortfalls or spending increases during its 1997-98 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

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         The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2002 fiscal years. The City projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in such financial plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan, and the impact on City revenues of proposals for Federal and State welfare reform.

         Implementation of its financial plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2002 contemplates the issuance of $10.54 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority in 1997 to finance a portion of the City's capital program. The New York City Transitional Finance Authority is expected to issue $7.5 billion in bonds to support the current four year Financial Plan. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds or notes.


         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to provide the level of services included in the financial plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.


         1996-99 Financial Plan. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan

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reflects a strategy to substantially reduce spending for entitlements for the
1996 and subsequent fiscal years.


          1998-2002 Financial Plan. In January, 1998, the New York City mayor announced the City's Financial Plan for Fiscal Years 1998-2002. For the second year in a row, the New York City four-year financial plan contains a record surplus of more than $1 billion. Since the adoption of the fiscal year 1998 budget, the City is now forecasting additional resources of $3.1 billion. Approximately 73% will be used to reduce the out-year gaps, 19% will fund targeted educational, public safety and other initiatives, and 8% will be used to reduce taxes further.

         To reduce the out-year gaps, the City has imposed fiscal discipline on the rate of growth of City spending which has, over the last four years, been held below the rate of inflation. For fiscal year 1999, the proposed City-funded spending increase will be held to 0.6%. The budget stabilization account, established for the first time in 1997, will be maintained in fiscal year 1999 at $210 million with an additional $210 million created for fiscal year 2000. As a result of this fiscal planning, the out-year gaps have been cut in half compared to six years ago: in fiscal year 1993 the total gap was $13.3 billion and fiscal year 1998 is $5.7 billion.

         According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

         Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims are not currently predictable, adverse determinations in certain such proceedings and claims might have a material adverse effect upon the City's ability to carry out its financial plan. The fiscal years 1998-2002 Financial Plan includes provisions for judgments and claims of $375 million, $348 million, $373 million, $405 million and $435 million for the 1998 through 2002 fiscal years, respectively.

         Ratings. On March 6, 1998, Moody's upgraded the rating for the general obligation bonds of New York City to A3 from Baa1. The rating action affected about $28 billion in debt and reflects the first rating change since Moody's downgraded the City in February 1991. In March 1998, S&P affirmed the City's GO bond rating at BBB+. S&P placed the City's general obligation bonds on CreditWatch with a positive outlook on February 3, 1998. Moody's rating upgrade reflects improvement in the City's financial condition and economy and also is based on the belief that the City is better positioned to weather future cycles inherent in its economy. Other factors cited by the rating agency included strong revenue growth, a vibrant but volatile financial services sector, spending restraints and reduced out-year budget gaps. The rating is tempered by a high debt burden, above average unemployment rate and a history of structural budget imbalance.

          S&P last took action on the City's general obligation ratings on July 10, 1995 with a downgrade

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to BBB+ from A-. As noted, Moody's lowered the City's rating to Baa1 from A on
February 11, 1991. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981. Fitch rates New York City's general obligation bonds A-.

         Indebtedness. As of December 31, 1997, the City had, $31.4 billion of outstanding long-term bonds of which $26.7 billion represented general obligation debt, $4.2 billion in MAC debt and the balance in public benefit corporation debt.


         The State Agencies: Certain Agencies of the State, including the State Housing Finance Agency ("HFA") and the UDC, have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations (including HFA and UDC) could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

         State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.


         The State is also engaged in a variety of contract and tort claims wherein significant monetary damages are sought. In 1997, a civil rights claim alleging intentional school segregation in Yonkers has resulted in a $9 million judgment for plaintiffs that the State must pay.

         Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the 1997-98 fiscal year or thereafter.

         Other Municipalities: Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance and the need to reduce their spending or increase their revenues. The potential impact on the State of such actions by localities is not included in projections of State revenues and expenditures in the State's 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the Fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

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         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. Approximately $102.3 million of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.


         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

Factors Affecting North Dakota Fund

         General Economic Conditions. North Dakota lies in the central portion of the Northern Plains with a land area of 70,665 square miles. Elevation in the northeast corner of the State is 750 feet above sea level and in the southwest corner of the State is 3,506 feet. The North Dakota economy continues to grow at a slow and steady pace. The production-based economy, which provides the basis for this stable, slow growth, while sensitive to change, is not as susceptible to recessionary impacts as the rest of the nation. Despite the blizzards, which closed most retail businesses for a few days in April 1997, and the flooding, which closed most of Grand Fork's businesses for a good portion of April and May, the state experienced some growth in taxable sales and purchases for the second quarter of 1997. Overall, taxable sales and purchases were up 3.6% over the second quarter of 1996. The sector posting the largest gain was wholesale trade, up nearly 8%. The services sector posted an increase of over 7%.

         Agriculture is an important segment of the state's economy. This industry suffered from the weather in 1997. Spring blizzards claimed over 100,000 head of cattle. Flooded fields reduced the total acres planted. Less than ideal moisture conditions and disease negatively impacted yields, pushing average statewide yields down to 25 bushels per acre for spring wheat, and 22 bushels per acre for durum wheat. Wheat production in 1997 and 1998 is expected to be the lowest since 1989.


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         The energy industry in North Dakota  continues its rebound reversing nearly a decade of decline. Oil production in this state is currently averaging approximately 99,000 barrels per day, up 10% from last years production level . Oil production is expected to increase to a level of over 100,000 barrels of oil per day during the next biennium while prices are expected to be in the $20 per barrel range. Recent actions in the Middle East could exert additional upward pressure on world oil prices.

         Despite the possibility of a second year of flooding in the Red and Missouri River valleys, most economists agree that North Dakota can expect to continue on its path of moderate growth for the near future. The predicted El Nino weather patterns may result in a milder, drier winter for North Dakota and possibly some upward pressure on world wheat prices. Both would be good news for North Dakota.

         The labor force and employment situation for the state appears healthy. Employment in the state has grown by 7,450 wage and salary jobs reflecting an increase of 2.3% compared to one year earlier. Eight of the nine major employment sectors showed growth. Manufacturing had the largest increase of 8.2%, followed closely by construction, up 8.1%, and mining up nearly 6%. The only sector reporting a decrease was government, down 0.8% from 1996 levels. Unemployment is significantly below national levels. North Dakota's unemployment rate as of November 1997 was 1.9%. This is significantly lower than the national unemployment rate of 4.6% for the same period.

         The 1995 Legislative Assembly funded the design, development and implementation of a Welfare Reform Computer System. The demonstration project knows as TEEM (Training, Education, Employment and Management) provides for uniform treatment of income and assets, budget methodology, standard certification periods, and employment and training with adequate child care. The 54th Legislative Assembly contained substantial workers compensation reform. The 55th Assembly focused on providing assistance to local government. They also expanded the demonstration project TEEM and provided additional funding for child care assistance and child support enforcement.

         Budgetary Process. The State operates through a biennial appropriation which represents departmental appropriations recommended by the Governor and presented to the General Assembly at the beginning of each legislative session. The General Assembly enacts the budgets of the various State departments through passage of specific appropriation bills. The Governor has line item veto powers over all legislation subject to legislative override. Session laws that were passed by the Legislature in 1993 authorize directors of various state agencies to transfer appropriation authority among the various divisions of their specific agency, subject to the Budget Section of the North Dakota Legislative Council's approval. Unexpended appropriations lapse at the end of each biennium, except certain capital expenditures covered under the North Dakota Code and except for all unexpended general funds appropriation authority which must be deposited in special revenue funds of the institutions in the University System according to law. The legislative appropriations passed by the fifty-fifth assembly were $1,489 million, an increase of $147 million over the 1995-97 appropriations.

         The beginning balance for the 1995-97 biennium was $31.1 million, $4.2 million more than had been projected for an ending balance when the 1995 Legislative Assembly adjourned. No one-time transfers were utilized in the 1995-97 budget, although $31.9 million of the transfers from the Bank of North Dakota were moved from the 1993-95 biennium to the 1995-97 biennium. The Bank of North Dakota transferred $50.2 million in the 1995-97 biennium. The June 30, 1997 ending balance was $115 million.


         North Dakota implemented a new accounting standard, GASB Statement No 22 "Accounting for Taxpayer Assessed Tax Revenues in Governmental Funds." This created a one time acceleration of revenue recognition for the State's major tax types. The change resulted in a restatement of the general fund's 1994 balance, increasing it from $64.3 million to $94.4 million. In fiscal year 1995 an additional $75.6 million was recognized for taxes receivable in the general fund. The increase in taxes receivable resulted in an additional

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$36 million being recognized as revenue and $39.6 million as deferred revenue in fiscal year 1995 in the general fund. The general fund also had an $11 million increase in accrued tax refunds payable which decreased revenues in the general fund for fiscal year 1995.


         Revenues and Expenditures. General governmental activities are accounted for in four governmental fund types: general (GAAP) basis; special revenue; capital projects; and, debt service funds. Revenues for general governmental functions totaled approximately $1.6 billion for the fiscal year ended June 30, 1997, an increase of approximately $66 million from fiscal year 1996. Oil tax revenue collections accounted for nearly $6 million of the excess due to the increased oil activity and prices in the state. Of the total revenues, taxes accounted for $745 million, or 47.83%. The largest increase in taxes on a budgetary basis comes from sales and use taxes with an increase of $12 million because of economic growth in the State. The second largest source of general fund revenue, the individual income tax, increased $11 million.

         Total sales and use tax for the 1995-97 biennium was approximately $605.5 million. Total individual income tax for the biennium was $315.5 million and total corporate income tax was $99.3 million.

         General government appropriations totaled $1.44 billion for the fiscal year ended June 30, 1997, an increase of 7.6% from 1996. The three leading expenditures are: education, $347.1 million, health and human services, $586.4 million; and, highways, $236.7 million. Highway expenditures increased by $24 million because of flood and snow emergency disasters in fiscal year 1997, resulting in increased snow removal and road construction costs. The GAAP General Fund undesignated balance increased from $85.4 million on June 30, 1996, to $109.3 million as of June 30, 1997.

         Projected general fund revenues for the 1997-99 biennium, based on the executive recommendation, are $1.44 billion. This is a $70.3 million or 5% increase over the 1995-97 biennium. The projected ending balance at June 30, 1999 is approximately $10 million.

         Claims/Judgments Payable are primarily Workers Compensation Claims Incurred But Not Yet Reported (IBNR) by the claimants as well as claims related to various litigation matters. Claims and judgments for governmental funds are reflected entirely in the general long-term debt account group and not in individual funds as the liability is not expected to be liquidated with expendable available financial resources.

         Debt Administration. The Constitution of North Dakota provides that the State may issue or guarantee the payment of bonds provided that all bonds in excess of $2 million are: secured by first mortgage upon property and no further indebtedness may be incurred by the State unless evidenced by a bond issue; authorized by law, for a certain purpose; provisioned to pay the interest semiannually, and pay the principal within 30 years. The law authorizing the bond issue must specifically appropriate the provisions to the payment of the principal and interest of the bond. The State is currently in compliance with the constitutional debt limitation. At June 30, 1997, the state had a number of debt issues outstanding. These issues include:

         General Obligation Bonds. General obligation bonds have been authorized and issued to provide funds to the Bank of North Dakota. General obligation bonds issued according to the constitution and enabling statutes are backed by the full faith, credit and taxing power of the State of North Dakota. Debt service requirements are provided by repayment of the real estate loans and transfers from the Bank of North Dakota. General obligation bonds currently outstanding are the 1984 and 1986 Real Estate Series. At June 30, 1997, the balance was $33,084,000.

         Revenue Bonds. Current State statutes empower certain State agencies to issue bonds as part of their activities. This debt is not backed by the full faith and credit of the State of North Dakota. The principal and

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interest on such bonds shall be payable only from the applicable agencies'
program income. On June 30, 1997, total Revenue Bonds outstanding were $938,442,000. The Bonds and balance were as follows: State Fair, $3,041,000; Student Loan Trust, $232,119,000; Building Authority, $73,837,000; Housing Finance, $466,868,000; University System, $57,228,000; and Municipal Bond Bank, $97,144,000.

         Long-Term Notes. The Bank of North Dakota has advances from the Federal Home Loan Bank in the amount of $14.5 million. The advances have a fixed rate of interest, ranging from 5.84% to 8.19%.

         North Dakota continues to receive bond ratings from both Moody's (Aa) and S&P (AA-) on general obligation bond issues. As of October<0- 32>1997, Moody's refined North Dakota's general obligation bond rating to Aa3.

Factors Affecting Oregon Fund
         General Economic Conditions. Oregon's December 1997 forecast issued by the Department of Administrative Services predicts that downside risks have increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Yet, there is most likely to be a continuation of the modest deceleration that has taken place during 1997. Growth is expected to be led by further expansion of the state's high technology manufacturing industries and their suppliers, along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors will translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the state's overall growth rate.

          A pattern of slowing growth is expected for both personal income and employment. Total nonfarm wage and salary employment is projected to increase 3.5% for 1997, down from 4.0% in 1996. Job growth is expected to slow further to 2.6% in 1998. Personal income will grow a projected 6.7% for 1997 and 5.6% for 1998, down from 7.0% growth in 1996. The state's population is forecast to increase 1.6% in 1998, up slightly from an estimated 1.5% in 1997.

         Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. However, as of November 1997, Oregon's unemployment rate was 5.3% while the U.S. unemployment rate was 4.6%.

         The statewide timber harvest is expected to be 4.0 billion board feet for both 1997 and 1998, a slight increase from 3.932 billion board feet in 1996. The 1996 statewide timber harvest was a decrease of 8.9% from 1995. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

         Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.


         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of

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this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.


         Revenue and Expenditures. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: programs supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. General Fund revenue totaled $7,731.58 million for the 1995-1997 biennium. Revenue exceeded the May estimate by $187.7 million.

         General Fund revenue is projected to be $8,477.4 million for the 1997-99 biennium. The beginning balance is estimated to be $794.2 million for a total General Fund resource estimate of $9,271.6 million. The December 1997-99 General Fund revenue estimate is $42.9 million higher than the September 1997 forecast. It is $252.4 million higher than the Close of Session (COS) estimate.

         The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims have been filed against the State. Of those claims, 544 also have been filed as court actions, and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.


         In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

         In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.


         Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.


         Debt Administration and Limitation. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.
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         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.


         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of September 1, 1997, the total balance of general obligation bonds was $3.26 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion.

         In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

         The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services

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Division. As of September 1, 1997, the certificates of participation debt totaled $634.9 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.


         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

         The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.


         Each of Fitch , Moody's and S&P has assigned their municipal bond ratings of "AA," "Aa2" and "AA" respectively.

Factors Affecting Puerto Rico
         General Economic Conditions. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New City and 1,000 miles east-southeast of Miami, Florida. It is approximately 100 miles long and 35 miles wide. According to estimates of the Planning Board, the population of Puerto Rico increased to 3,726,000 during fiscal 1996.


         Puerto Rico came under United States sovereignty by the Treaty of Paris, signed on December 10, 1898, terminating the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. Puerto Rico's constitutional status is that of a territory of the United States and the ultimate source of power over Puerto Rico, pursuant to the Territories Clause of the Federal Constitution, is the United States Congress. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting powers. Most federal taxes, except those such as social security taxes, are not levied in Puerto Rico. No federal income tax is collected from Commonwealth residents on ordinary income earned from sources in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries and for income earned from sources outside Puerto Rico.

         The Commonwealth has established policies and programs directed at the development of manufacturing and the expansion and modernization of the island's infrastructure. The investment of mainland United States, foreign and local funds in new factories has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have bee to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

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         The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal 1996 approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 62% of Puerto Rico's imports. In fiscal 1996, Puerto Rico experienced a $3.2 billion positive adjusted merchandise trade balance. Gross product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.25 billion. This represents an increase in gross product of 27.6% from fiscal 1991 to 1996.

         Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy was affected and record levels of employment were achieved. Average employment in creased from 987,000 in fiscal 1992 to 1,128,000 in fiscal 1996. Average unemployment decreased from 15.1% in fiscal 1992 to 13.1% in fiscal 1996.

         Puerto Rico has a diversified economy. During the fiscal years 1992-1996, the manufacturing and service sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: Manufacturing, services, and government.

         Gross product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion. This represents an increase in gross product of 27.6% from fiscal 1992 to 1996. Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1994, aggregate personal income was $25.7 billion and personal income per capita was $7,047. Personal income includes transfer payments to individuals in Puerto Rico under various social program. Transfer payments to individual in fiscal 1994 were $5.7 billion, of which $3.9 billion, or 68.9% represent entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, and Medicare.

         Budgetary Process. The fiscal year of the Commonwealth begins on July
1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the Commonwealth for the ensuing fiscal year. Section 7 of Article VI of the Constitution provides that, "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations as provided by law."

         Revenues and Expenditures. In the fiscal 1997 budget revenues and other resources of all budgetary funds total $9,517,835,000, excluding balances from the previous fiscal year and general obligation bonds authorized. Current expenses and capital improvements, other than those financed by bonds, of all budgetary funds total $8,795,900,000, an increase of $63,797,000 from fiscal 1996. The general obligation bond authorization for the fiscal 1997 budget is $369,000,000.

         In the fiscal 1998 budget proposal revenues and other resources of all budgetary funds total $8,863,071,000 excluding balances from the previous fiscal year and general obligation bonds authorized. Current expenses and capital improvements other than those financed by bonds, of all budgetary funds total $9,767,984,000, an increase of $528,330,000 from fiscal 1997. The general obligation bond authorization for the fiscal 1996 budget is $500,000,000.

         Tax Incentives. Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentive, particularly Section 936 of the Code and the Commonwealth's Industrial Incentives Program.

         Section 936. Under Section 936 of the Code, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax the portion of such tax attributable to (i) income derived from the active conduct of a trade or

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business within Puerto Rico ("active business income") or from the sale of exchange of substantially all assets used in the active conduct of such trade or business; and, (ii) qualified possession source investment income ("passive income"). To qualify under Section 936 in any given taxable year a corporation must derive (i) for the three-year period immediately preceding the end of such taxable year 80% or more of its gross income from sources within Puerto Rico; and, (ii) for taxable years beginning after December 31, 1986, 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico. A Section 936 Corporation may elect to compute its active business income eligible for the Section 936 credit under one of three formulas.

         On November 17, 1995 the United States Congress adopted, as part of its larger federal income tax legislative package, a ten-year phase out of the current 936 credit for companies that are existing credit claimants and the elimination of the credit for companies establishing new operation in Puerto Rico and for existing companies that add a substantial new lime of business. The credit based on the economic limitation will continue as under current law without change until tax years beginning in 2002, during which years the possession business income will be subject to a cap based on the corporation's possession income for an average adjusted base period. The credit based on the percentage limitation will continue as under current law until tax years beginning in 1998. In that year and thereafter, the credit based on the percentage limitation will be 40%, but the possession business income will be subject to a cap based on the corporation's possession income for an average adjusted base period. The 936 credit is eliminated for taxable years beginning in 2006. However, the credit granted to passive income (QPSII) is eliminated for taxable years beginning after December 31, 1995.

         The President vetoed the legislation submitted by the United States Congress on December 7, 1995. The Administration has proposed a modification to the 936 credit that would phase out the credit based upon the percentage limitation over a five year period beginning in 1997, retain the credit based upon the economic limitation under current law, allow a five year carry forward of excess credit based upon the economic limitation and retain the credit granted to passive income (QPSII) under current law.

         It is not possible at this time to determine the final legislative changes that may be made to Section 936, or the effect on the long-term outlook on the economy of Puerto Rico. The government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the changes to Section 936 currently proposed by Congress or the Administration. The Government of Puerto Rico further believes that even if the Congressional proposal became law, sufficient time exists to put additional incentive programs in place to safeguard Puerto Rico's competitive position.


         Industrial Incentives Program. Since 1948 Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. On December 2, 1997, the Governor of Puerto Rico signed into law the most recent industrial incentives law, known as the 1998 Tax Incentives Law Act (the "1998 Act"). The tax exemption benefits provided by the 1998 Act are generally more favorable than those provided by its predecessor, the Industrial Incentives Act of 1987 (the "1987 Act"). The activities eligible for exemption under the 1998 Act include manufacturing, certain designated services for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research.

         The benefits provided by the 1998 Act are available to new companies as well as companies currently conducting tax exempt operations in Puerto Rico which choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Act would impose income tax rates ranging from 2% to 7%. In addition, it would grant 90% exemption from property taxes, 100% exemption from municipal license


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taxes during  the first eighteen months of operation and between 80% and 60%
thereafter, and 100% exemption from municipal excise taxes. The 1998 Act also provides various special deductions designed to stmulate employment and productivity, research and development and capital investment in Puerto Rico.

    Under the 1998 Act, companies can repatriate and distribute their profits free of tollgate taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the government of Puerto Rico and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.


    Since 1983 hotel operations have been covered by a special incentives law, the Tourism Incentives Act of 1983, which provides exemptions from income, property and municipal license taxes for a period of 10 years. In 1993, legislation was enacted providing for an additional set of tax incentives for new hotel development projects. In addition to providing for exemptions from income, property and municipal license taxes for a period of up to 10 years, it provides certain tax credits for qualifying investments in such projects.

         Caribbean Basin Initiative. In August, 1983, the President of the United States signed into law the Caribbean Basin Economic Recovery Act. The Tax Reform Act of 1986 amended Section 936 to allow Puerto Rico financial institutions to invest funds representing earnings accumulated under Section 936, in active business assets or development projects in a qualified Caribbean Basin country. As of December 1994, 167 projects under the Puerto Rico Caribbean Development Program have been promoted in fourteen Caribbean Basin countries, representing 36,115 jobs and over $1,989 million in loan commitments, of which $1,217 million of Section 936 funds have been disbursed.

         Debt Administration and Limitation. Public sector debt comprises bonds and notes of the Commonwealth and its municipalities and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes is generally supported by the revenues of such corporations from charges for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.


         Commonwealth Guaranteed Debt. As of December 31, 1997, $46,080,000 of Commonwealth guaranteed bonds of Housing Bank and Finance Agency were outstanding. These bonds were originally issued by Urban Renewal and Housing Corporation and refinanced in fiscal 1992 by Housing Bank and Finance Agency. Annual debt service on these bonds is $13,252,788 in fiscal 1999, which constitutes their maximum annual debt service. Their final maturity is October 1, 2001.

         As of December 31, 1997, $1,814,511,000 of Commonwealth guaranteed bonds of Public Buildings Authority were outstanding. Annual debt service on these bonds is $150,008,064 in fiscal year ending June 30, 1998, with their final maturity being July 1, 2027.

         No payments under the Commonwealth guaranty have been required to date for bonds for Housing Bank and Finance Agency or Public Buildings Authority.

         As of December 31, 1997, $267,000,000 of Commonwealth guaranteed obligations of GDB were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of GDB to date.


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         As of December 31, 1997, the Commonwealth had guaranteed certain outstanding revenue bonds of the Aqueduct and Sewer Authority in the aggregate principal amount of $400,340,000. On January 1, 1997, the Commonwealth began to make debt service payments under the Commonwealth guaranty and expects to make all debt service payments required on these revenue bonds.

         Public Sector Debt. Historically, Puerto Rico has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The government of Puerto Rco has also sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates.

          During fiscal 1992 to 1996, public sector debt and gross product increased 27.5% and 27.7%, respectively. during fiscal 1993 to 1997, however, public sector debt increased 37% while gross product increased 27.7%. This higher level of growth of public sector debt over the growth of gross product is due to the increase during fiscal 1996 and 1997 in the amount of debt incurred to finance certain key infrastructure projects, which are imporant to the development of the economy and are expected to produce long term economic benefits. This trend of higher levels of public sector debt relative to the growth in gross product is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

         As of December 31, 1997, outstanding short-term debt, relative to total debt, was 10.1%, including $600 million tax and revenue anticipation notes of the Commonwealth issued on December 3, 1997 and payable on July 30, 1998.


         Government Development Bank. The principal functions of Government Development Bank are to act as financial advisor to, and fiscal agent for, the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

         As of September 30, 1995, $1,540,948,000 of bonds and notes of Government Development Bank were outstanding. Government Development Bank has loaned $1,901,578,894 to Commonwealth public corporations and municipalities. Act No. 12, approved May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of Government Development Bank, not exceeding $550,000,000, may be guaranteed by the Commonwealth, of which $267,000,000 were outstanding as of September 30, 1995. Government Development Bank has the following principal subsidiaries: Higher Education Assistance Corporation, Housing Finance Corporation, Tourism Development Fund, Development Fund, Capital Fund, and Public Finance Corporation.

Factors Affecting Utah Fund
         General Economic Conditions. On January 4, 1896, the State became the forty-fifth state of the United States of America. Ranking eleventh among the states in total area, the State contains approximately 82,168 square miles. It ranges in elevation from a low of 2,500 feet above sea level in the south, to a high of 13,500 feet above sea level in the north. The State is located in an arid region (precipitation ranks as the forty-ninth lowest in the nation, ahead of Nevada) and in the center of the Rocky Mountain region with excellent access to major national and international markets. Home to deserts, plateaus, the Great Basin and the Rocky Mountains, the State is known for its scenic beauty and the diversity of its outdoor recreation areas. Approximately 20% of the State is national park and forest land, 42% is Bureau of Land Management land and 7% is State park land. Transportation infrastructure in the form of interstate highways, railroad lines, and an international airport is in place to provide efficient transportation for business and tourism.

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         The population forecast for  1997 is  2,049,000 indicating continued
growth. The 1996 estimate for Utah's population was approximately 2,002,000, a 2.3% increase. The U.S. Census Bureau estimates Utah was the third fastest growing state in the country. Utah's rapid rate of population growth is primarily attributable to natural increase rather than in-migration. Net in-migrations were approximately 10,000 people in 1997. This is the seventh consecutive year Utah experienced strong net in-migrations. The State's population continues to be concentrated in the metropolitan area along the Wasatch mountains, with Salt Lake City as the hub. The State continues to face the challenge of bringing more economic development to the rural areas of the State.

         Utah's economy continues to experience sustained growth rates greater than that of the national economy. Employment growth, an important economic indicator, continues to look strong. Utah consistently ranked near the top of the nation in job growth. However, Utah's employment growth rate slowed again in 1997 for the third consecutive year. In 1997, Utah's job growth rate was 4.4%, or an additional 42,000 net new jobs, ranking second among all states. Utah's job growth rate has now equaled or exceeded 3.0% for ten consecutive years. Projected job growth for 1998 is about 3.6%. The primary causes for slower growth in 1998 are: tight labor market; slower growth in exports; and improvements in other state economies, particularly California. The state's 1997 unemployment rate is projected at 3.2%, compared to 4.9% nationally.

         The strength of the State's economy over the past several years has occurred at the same time that it has become more diversified. That is, the distribution of the State's employment has become less specialized across industries while the level of total employment has increased. The result of this restructuring in the midst of economic growth is that sectors in which the State's employment has been disproportionately concentrated in the past (such as the federal government and extractive industries) have lost in employment share, while sectors other than these (notably those affected by the expansion of tourism, computer software, financial services, and biomedical technologies) have increased in shares. The service industries continue to generate the largest number of jobs in the State. During 1997, services created 16,100 new jobs for a growth rate of 6.3%. Construction continues to be the fastest growing industry in the economy. Non-residential housing construction reached a record high in 1997 and will continue to be strong in 1998. However, the total value of construction declined slightly in 1997 because residential construction started to slow.

         In light of Utah's economic growth and positive financial position, the State continues to face many significant issues. The State must deal with the increased demand for services associated with this growth. Education, economic development, transportation, corrections, health, and human service needs continue to be the major demands on state resources. The major economic risk is the future of the 388th Fighter Wing at Hill Air Force Base. The Secretary of Defense is currently considering whether to keep the 388th in Utah or move it out-of-state.

         Utah's export growth will slow in 1998. A recent report by S&P showed Utah among the ten states that will be most affected by the recent Asian economic crises. Utah ranks seventh in terms of per capita exports to Asia. About 40% of Utah's exports (mostly coal, copper and equipment) go to Asia. Japan is Utah's largest Asian customer. Utah's exports were $3.62 billion in 1996, down slightly from $3.65 billion in 1995.


         Budgetary Process. The Governor is required to submit a balanced budget to the Legislature for each fiscal year. The budget is required to describe, among other things, (i) a complete plan of proposed expenditures and estimated revenues for the ensuing year, (ii) the revenues and expenditures for the next preceding fiscal year, and (iii) current assets, liabilities and reserves, any surplus or deficit and the debts and funds of the State. The budget is required to include an itemized estimate of appropriations for payment and discharge of the principal and interest of the indebtedness of the State, among other things. Deficits or

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anticipated deficits must be included in the budget.

         The State Constitution requires that budgeted expenditures should not exceed estimated revenues and other sources of funding, including beginning fund balances. The Legislature authorizes expenditures in annual state "Appropriations Acts." The Acts also identify the sources of funding for budgeted expenditures. In the event actual revenues are insufficient to cover budgeted expenditures, the Governor must order budget reductions. Adjustments to the budget may be made throughout the year for changes in department revenues or fund revenues so that departments and funds will not end the fiscal year in a deficit positions.

         The State also has an appropriation limitation statute which limits the growth in state appropriations. The law provides three basic limitations. First, as population, personal income, and inflation increase, appropriations are allowed to increase only at the same relative rate. Second, it limits outstanding state general obligation debt to 20% of the appropriations limit. Third, it freezes the state-mandated property tax rate, which funds a portion of public education at the local level. These statutory limitations can be exceeded only if a fiscal emergency is declared and approved by more than two-thirds of both houses of the Legislature, or if approved by a vote of the people. However, the spending limit statute may be amended by a majority in both houses of the Legislature.

         The State was below the appropriation limitation for the fiscal year ended June 30, 1997. The budget recommendations for fiscal year 1998 and fiscal year 1999 are within the appropriation limit. Also, the State is currently $712 million below the debt limit established in the Constitution.

         Revenues and Expenditures. The General Fund is the principal fund from which appropriations are made for State operations. It is specifically maintained to account for all financial resources and transactions not accounted for in another fund. The General Fund receives all State sales taxes, which comprise the largest source of this Fund's revenues. Other principal sources of revenues include Federal contracts, grants and mineral lease payments, State department collections and miscellaneous licenses, fees and taxes.

         Each fund of the State maintains an equity position which is either restricted by state law, restricted by contract, or is unreserved and available for future appropriation. The equity position of the State's General Fund Uniform School Fund, and Transportation Fund are:

         The state ended fiscal year 1997 with a surplus in both the General and Uniform School Funds totaling $35.8 million. In addition, fiscal year
1998 revenue is expected to exceed original estimates by $7.5 million with the total General and Uniform School Fund at $3.0 billion. Other changes to available dollars amount to $1.6 million. With mineral lease transfers in fiscal year 1998 and 1999 of $6.6 million and fiscal year 1999 revenue growth of $207.4 million, altogether, there are $265.7 million revenue available. This allows the governor to recommend supplemental funding in fiscal year 1998 for needs that arose after the legislature met in 1997. The Governor is recommending $8.6 million in General and Uniform School Fund supplementals.

         The General Fund ending balance for fiscal year 1997 was $1.9 million, which is an increase of $1.5 million from the previous fiscal year. Approximately $23.9 million in the Uniform School Fund was reserved from fiscal year 1997 for fiscal year 1998, leaving a $33.9 ending balance in this fund at June 30, 1997. The balance in the Rainy Day Fund was $79.5 million.

         Actual revenue collections for the General Fund in fiscal year 1997 were $1.44 billion. Of this amount, 86.9% or $1.252 billion came from the sales and use tax. Sales and use tax revenue increased 8% from the previous fiscal year.

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         Actual revenue collections in the Uniform School Fund was  $1.44 billion for fiscal year 1997. Of this amount, approximately $1.24 billion or 85.8% was generated from the individual income tax, an increase of 16% from fiscal year 1996. Revenue in the Transportation Fund for fiscal year 1997 totaled $267 million, with 63% or $168 million represented by the motor fuel tax which showed a 3.1% increase.

         Expenditures in the General and Uniform School Funds for fiscal year 1997 totaled $3.009 billion. Prior to the lapsing of $4.6 million into these Funds, the total appropriations were $3.014 billion. The majority of the spending is toward public education, which consisted of 52.2% or $1.42 billion of total expenditures. Higher education received $457 million or 16.8%. Corrections appropriations amounted to 6.4% or $173 million, and health was 6% or $162 million of total appropriations.

         Debt service appropriations from General and Uniform School Funds totaled $83 million in fiscal year 1997 and are expected to increase to
$84 million for fiscal year 1998. Appropriations for the Capital Budget in these Funds were $209 million in fiscal year 1997 but are estimated to decrease to $160 million in fiscal year 1998. Total capital budget for all funds for fiscal year 1997 was $628.2 million and total debt service was $100.6 million.

         Debt Administration and Limitation. Utah's Constitution limits the State to a total general obligation debt not to exceed, in the aggregate any one time, an amount equal to 1.5% of the value of the taxable property of the State, as shown by the last assessment for state purposes. Utah statutes further limit outstanding general obligation debt to no more than 20% of the maximum allowable limit on appropriations from the General Fund, school funds, and Transportation Fund, less debt service. As of January 1, 1998, the constitutional debt limit was $1,674 million and the statutory debt limit was $652 million. Utah was $712 million under the constitutional debt limit and $290 million under the statutory debt limit as of January 1, 1998. Revenue bonds and certificates of participation issued by the State are legally excluded from the debt limitations.

         In 1996, Utah voters approved a plan, effective January 1, 1997, whereby the State guarantees payment of interest and principal on bonds issued by qualifying local school boards. This measure reduces interest costs to build schools. As of January 1, 1998, the State has guaranteed approximately $370 million of local school board bonds.

         Since 1990, the State has used bonded debt for the following: highway construction 46%, state buildings 31%, college university buildings 16%, correctional facilities 4% and water loan programs 3%.

         The total capital budget in fiscal year 1997 was $628,214,100. The capital budget recommended for fiscal year 1998 was $644,111,600. The Governor recommends a total fiscal year 1999 capital budget of $656,999,100. The statewide capital improvement recommendation is split between a $20,246,500 appropriation and a $16,647,000 general obligation bond.

         Total debt service in fiscal year 1997 was $100,651,400. Of this amount, $66,025,000 were general obligation bonds (principal) and $4,165,000 were revenue bonds (principal). Fiscal year 1998 debt service is estimated at $131,307,700 with approximately $69.85 million in general obligation bonds and $4.905 million in revenue bonds.


         Funding for debt service on the State's general obligation bonds is usually appropriated from the General Fund and transferred to the various bond sinking funds within the Debt Service Fund. All State general obligation bond and certain revenue bond principal and interest payments are made from individual sinking funds within the Debt Service Fund. Investment earnings on moneys held in the sinking funds (except as may be required by the proceedings authorizing the issuance of particular series of bonds), transfers from the

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General Fund or Special Revenue Funds and certain pledged revenues are the only sources of funding for this fund.


         The outstanding general obligation bonds of the State were rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch as of July 1, 1995.

Factors Affecting Washington Fund
         General Economic Conditions. The state of Washington was created by an enabling act of Congress in 1889. The state is located on the Pacific Coast in the northwestern corner of the continental United States. Washington comprises 68,139 square miles. On the west side of the state, high mountains rise above coastal waters. The mild moist climate in western Washington makes this region excellent for dairy farming and the production of flower bulbs. The forests of the Olympic Peninsula are among the rainiest places in the world. Washington's location makes it a gateway for land, sea, and air travel to Alaska and the Pacific Rim countries. Its coastline has hundreds of bays and inlets that make excellent harbors. East of the Cascade Mountain Range, farmers raise livestock and wheat on large ranches. Washington leads the nation in apple production and the state produces large amounts of lumber, pulp, paper, and other wood products.

         The State's population reached an estimated 5.6 million in 1997, with an annual growth rate of approximately 2% despite slower economic growth since 1990. In fiscal year 1995, Net migration between 1996 and 1997 is forecast at 55,800. Washington's population is expected to reach 5.9 million by the year 2000. This new population boom is already putting heavy pressure on the state's education system, its prisons, and its natural resources.

         The City of Seattle, located in northwestern Washington, is the largest city in the Pacific Northwest and serves as the King County seat. King County and the adjacent counties to the north, Snohomish and Island Counties, comprise the Seattle Primary Metropolitan Statistical Area ("PMSA"), which is the fourth largest metropolitan center on the Pacific Coast and biggest single component of the State's economy.

         The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. Washington's wage and salary employment rebounded in Fiscal Year 1997 after growing at rates less than 2% in four of the last five fiscal years. By contrast, state employment increased by 4% in Fiscal Year 1997, nearly twice the national average of 2.2%. This accelerated rate of growth translated into more than 94,000 new jobs in Washington State during the past fiscal year.

         Reflecting this trend in employment gains, personal income in Washington grew by 7.6% compared to the national average of 5.9% in Fiscal Year 1997. Real per capita income rose by 3.9% over the same period as compared to 2.4% for the nation as a whole.

         Aerospace employment growth was a major factor in the year's strong employment growth. As the State's largest employer, the Boeing Company, is preeminent in aircraft manufacture and is headquartered in Seattle. Boeing exerts a significant impact on overall State production, employment and labor earnings. After six years of downsizing, the aerospace industry added more than 18,000 employees in 1997. Led by aerospace employment, manufacturing employment in Washington increased by more than 24,000 jobs in Fiscal Year 1997, an increase of 7.2%. Non-manufacturing employment grew at a steady pace of 3.4%, contributing another 70,000 jobs to the state's economy.

          While not projected to continue at quite the same pace as in Fiscal Year 1997, Washington's economic outlook is bright according to the November 1997 forecast by the state Economic and Revenue Forecasting Council (ERFC). Wage and salary employment is expect to remain strong over the next two years, increasing 3.7% in Fiscal Year 1998 and 2.6% in Fiscal Year 1999. Personal income is expected to

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grow 7.4% and 5.2% for Fiscal Years 1998 and 1999, respectively. As of December
1997, Washington will have marked 14 consecutive years of economic growth - the longest period of economic expansion since World War II. With unemployment rates at the lowest level in 29 years, economists warn that this trend cannot be sustained indefinitely.


         Natural forests cover more than 40% of the State's land area. Forest products rank second behind aerospace in value of total production. Approximately 2.6% of non-farm employment is in the forest products industry, with The Weyerhaeuser Company being the largest employer. Productivity in the State's forest products industry increased steadily from 1980 to 1990; however, since 1991 recessionary influences have resulted in a production decline. Yet, in 1994, the industry employed more than 58,000 people and produced approximately $11.0 billion worth of products. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases. Although continued decline in unemployment may be anticipated in certain regions, the impact is not expected to significantly affect the State's overall economic performance.

         Agriculture, combined with food processing, is the State's most important industry. The State's major products, wheat, milk, apples and cattle, comprise 55% of total production. Washington's food processing industries employed approximately 40,000 workers at more than 750 plants in 1994, generating products worth nearly $8 billion annually. Growth in agricultural production, including potatoes and hay, was an integral factor in the State's economic growth in the late 1980's and early 1990's.

         On a combined basis, employment in the government sector represents approximately 19% of all wage and salary employment in the State. Seattle is the regional headquarters of a number of federal government agencies, and the State receives an above-average share of defense expenditures. Major federal installations include Navy bases at Bremerton, Whidbey Island and Bangor; Everett is the site of a new Naval home port; an Air Force base (McChord) and an Army base (Fort Lewis) are located in the Tacoma area. Recent declines of naval and civilian personnel in Kitsap County have been offset by increases in army personnel in Pierce County. At present no major additions or reductions to troop strength at Fort Lewis have been made. The long term outlook is for relative stability.

         Budgetary Process. The Governor is required to submit a budget to the state Legislature no later than December 20 of the year preceding odd-numbered year sessions of the Legislature. The budget is a proposal for expenditures in the ensuing biennial period based upon anticipated revenues from the sources and rates existing by law at the time of submission of the budget. The appropriated budget and any necessary supplemental budgets are legally required to be adopted through the passage of biennial appropriation bills by the Legislature and approved by the Governor. Biennial operating appropriations are generally made at the fund/account and agency level, however, in a few cases, biennial appropriations are made at the fund/account and agency/program level. Biennial capital appropriations are generally made at the fund/account, agency, and project level.

         Biennial legislative appropriations are strict legal limits on expenditures/expenses, and over expenditures are prohibited. All appropriated and non-appropriated/allotted funds are further controlled by the executive branch through the allotment process. This process allocates the expenditure/expense plan into monthly allotments by program, source of funds, and object of expenditures. According to statutes, except under limited circumstances, the original biennial allotments are approved by the Governor and may be revised only at the beginning of the second year of the biennium and must be initiated by the Governor.

         Proprietary funds earn revenues and incur expenses not covered by the allotment process. Budget estimates are generally made outside the allotment process according to prepared business plans. These

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proprietary fund business plan estimates are adjusted only at the beginning of each fiscal year.

         Additional fiscal control is exercised through various means. OFM is authorized to make expenditure/expenses allotments based on availability of unanticipated receipts, mainly federal government grant increases made during a fiscal year. State law does not preclude the over expenditure of allotments although, the statute requires that the Legislature be provided an explanation of major variances.


         Revenues and Expenditures. The General Fund accounts for all general government financial resources and expenditures not required to be accounted for in other funds. For Fiscal Year 1997, revenues in the General Fund increased by $763 million or 6.1%. Retail sales and use taxes in the General Fund increased by $303 million or 6.8% and federal grants-in-aid increased $158 million or 4.6%. Retail sales and use taxes continue to be the largest source, amounting to 35.8% of General Fund revenues. Total General Fund revenues for Fiscal Years 1996 and 1997 were $12.56 billion and $13.3 billion, respectively. Expenditures for General Fund activities totaled $12.7 billion for Fiscal Year 1997, an increase of 4.5% from the $12.13 billion spend in Fiscal Year 1996. Of these expenditures, 43.8% went to support local school districts and higher education, and 47.3% was expended for human services. The General Fund balance, including all reserves and designations, totaled $2.02 billion as of June 30, 1997, representing an increase of $131.7 million, or 7%, from Fiscal Year 1996. This increase resulted primarily from improving economic conditions coupled with a concerted effort to slow state spending.

         In the November 1993 general election, Washington voters passed Initiative 601. This initiative eliminated the Budget Stabilization Account at the beginning of Fiscal Year 1996 and created a new Emergency Reserve Fund. It also limited annual increases in State General Fund (GF-S) expenditures to the average rate of inflation plus population growth for the previous three years. Any GF-S revenues in excess of the spending limit for any given year will be deposited in the Emergency Reserve Fund on a quarterly basis. If the balance in the Emergency Reserve Fund exceeds 5% of biennial GF-S revenues, the excess will be deposited in a new Education Construction Fund. During Fiscal Year 1997, the state maintained GF-S spending levels within Initiative 601 expenditure limits. However, in October 1997, the State Treasurer made the first quarterly transfer to the Emergency Reserve Fund in the amount of $56.45 million, based on the September revenue forecast for Fiscal Year 1998.

         Governmental activities are accounted for in four governmental fund types: the general, special revenue, debt service, and capital projects funds. Revenues for all governmental funds totaled $17.3 billion for Fiscal Year 1997. This represents an increase of 5.9% over revenue for Fiscal Year 1996 of $16.3 billion. Taxes, the largest source of governmental revenue, produced 60% of revenues. Although this percentage is similar to Fiscal Year 1996, actual tax revenue increased by $589 million. This increase was attributable to growth in the state's population and personal income during Fiscal Year 1997 which increased retail sales and use tax collections by $296 million or 6.6%.
Also, during Fiscal Year 1997, the federal government grants-in-aid increased by $195 million or 4.5%. All expenditures for governmental activities totaled $17.9 billion for Fiscal Year 1997. This was an increase of 6.8% over Fiscal Year 1996 which had total expenditures of $16.8 billion.

         The State's General Fund revenues for the 1997-99 Biennium are forecast to be $19.4 billion, an increase of 10% in nominal terms over the previous biennium. Despite the effect of tax reductions in recent years, this rate is typical of revenue growth in the 1990s and stronger than in the previous biennium. Barring further legislative action, the accelerating pace of state revenue collections will leave the state with a total estimated reserve of $860.8 million by the end of the 1997-99 biennium , according to the November forecast by the ERFC. State General Fund expenditure limits, established by Initiative 601, will hold supplemental expenditures in the 1998 Legislative Session to a maximum of $185 million.

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          The State's enterprise operations are comprised of seven separate and distinct activities ranging from operation of the Convention and Trade Center to operation of the State Lottery to management of the State Workers' Compensation program and the State Ferry System. Combined operating and nonoperating revenues for the state's enterprise funds increased slightly from $2.73 billion in Fiscal Year 1996 to $2.77 billion in Fiscal Year 1997. Combined enterprise activities' operating and nonoperating expenses also increased from $2.69 billion in Fiscal Year 1996 to $3.17 billion during Fiscal Year 1997. This increase is due mainly to an increase in workers' compensation claims. Outstanding enterprise fund bonds at June 30, 1997 totaled $413 million.

         Debt Administration. The State Constitution and enabling statutes authorize the incurrence of state general obligation debt, to which the state's full faith, credit, and taxing power are pledged, either by the Legislature or by a body designated by statute (presently the State Finance Committee).
During Fiscal Year 1997, the state of Washington maintained its "AA" rating from Fitch and S&P, and its "Aa2" rating from Moody's . At the end of Fiscal Year 1997, Moody's upgraded the rating on Washington's general obligation bonded indebtedness from Aa2 to Aa1. In July 1997, S&P raised its rating on the general obligation from AA to AA+.

         General Obligation Bonds. General obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of capital facilities for public and common schools, higher education, public and mental health, corrections, conservation, and maintenance and construction of highways, roads, and bridges. The state also issued bonds for assistance to municipalities for construction of water and sewage treatment facilities and corrections facilities. Additionally, bonds are authorized and issued to provide for the advance refunding of general obligation bonds outstanding. As of June 30, 1997, the maximum debt authorization subject to limitation was $4.7 billion. This limit does not include motor vehicle fuel tax debt, limited obligation debt, or reimbursable debt exempt from the statutory debt limit.

         Zero Interest Rate General Obligation Bonds. Zero interest rate general obligation bonds have been authorized and issued primarily to provide funds for acquisition and construction of public administrative buildings and facilities, and capital facilities for public and common schools and higher education. Total debt service (principal and interest) requirements for zero interest rate general obligation bonds to maturity as of June 30, 1995 was approximately $492 million. As of June 30, 1995, zero interest rate general obligation bonds outstanding totaled $208 million while bonds authorized but unissued equaled zero. Approximately $25 million of general obligation refunding zero coupon bonds were sold in Fiscal Year 1997. Approximately $33.67 million zero coupon bonds were issued in Fiscal Year 1997.


         Limited Obligation Bond. Limited obligation bonds have been authorized and issued to provide funds for public school plant facilities; state, county, and city arterials; and state capital buildings and facilities. These bonds are payable primarily from dedicated revenue of the state's motor vehicle fuel excise tax and other miscellaneous dedicated revenue generated from assets such as harbors and tidelands, park, and land grants. Outstanding general and limited obligation bonded debt as of June 30, 1997 totaled $6.192 billion, an increase of 6.2% over June 30, 1996. Bonds were issued primarily to provide for capital projects and grants to local governments.

         Revenue Bonds. Current state statutes empower certain state agencies to issue bonds that are not supported, or are not intended to be supported, by the full faith and credit of the state. These bonds pledge income derived from acquired or constructed assets for retirement of the debt and payment of the related interest. Revenue bonds issued by individual agencies are supported by fees, rentals, and tolls assessed to users. Primary issuing agencies are the State's Public Universities and various Community Colleges. Total debt service (principal and interest) for revenue bonds to maturity at June 30, 1995 was approximately $310 million. As of June 30, 1995, revenue bonds outstanding totaled $162 million while bonds authorized but unissued equaled zero.

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         Certificates of Participation. The office of the State Treasurer continued its administration of the state certificates of participation program ("COPs")which has been in existence since Fiscal Year 1990. This program enables state agencies to finance the acquisition of real and personal property at tax exempt interest rates realizing substantial savings over vendor financing. The state's publicly-offered equipment certificates of participation received a credit rating upgrade from Moody's from "A" to "A1." In the real estate component of the financing program, most projects received a rating upgrade from A1 to "Aa3" as a reflection of their essentialness to state government operations. A corresponding rating upgrade for outstanding certificates of participation was also received from S&P. Representatives of the rating agencies cited their reliance on centralized oversight of the program by Office of the State Treasurer and the Office of Financial Management as s significant factor in their evaluation process. As of June 30, 1997, there were outstanding
$236.4 million in certificates of participation in all funds. Underlying this amount were agency certificates originating from 60 agencies amounting to $233.2 million with the balance on deposit with the trustee either for use in the program (unissued proceeds) or to satisfy reserve requirements. These programs are currently funded from public offering of certificates of participation through a competitive bid process.

Factors Affecting Wisconsin Fund
         General Economic Conditions. Wisconsin provides a full range of services which include education, health and social services, transportation, law, justice, public safety, recreation and resource development, public improvements and general administrative services. The State's economy remains
strong. Unemployment fell to  3.4% as of November   , 1997, the lowest rate
since 1969. This is well below the national rate of 4.6% as of November 1997 and is estimated to be in the top ten of the lowest unemployment rates in the country. Manufacturing jobs in 1996 reached 601,200, eclipsing the old mark of 591,000 set in 1979. The strongest growth occurred in the service sector, increasing by 14,900 jobs to a total 645,600. Total non-farm employment increased to 2,668,100 as of October 1997. However, from October 1996 to October 1997, Wisconsin's jobs increased 1.8% which is much lower than the 2.6% growth in 1995 and the 2.3% growth nationally for the same period. Looking ahead, strong gains in employment will be more difficult. Employment growth is expected at 1.6% in 1998. Manufacturing employment growth is expected to be near 1% for 1998 and 1999. That will again place manufacturing employment growth in Wisconsin nearly 1% above the national average. The strongest gains in employment will be trade and services.

         Wisconsin's personal income growth will be affected by the slowdown in employment growth. Personal income increased 5.0% in 1996. In 1997 and 1998, income gains should match the pace of national income growth, about 4.8%.

         In 1997, the State continued its efforts to expand existing State business and attract new businesses to Wisconsin. In addition, the State operates a variety of programs that target minority business development, development zones and community-based economic development. As of June 30, 1997, approximately $70.4 million of 112 series of revenue bonds had been issued for economic projects in Wisconsin. For the 1997-99 biennium, the Governor recommended $4 million be provided to the Wisconsin Development Reserve Fund to support guarantees for private bank loans of up to $500,000 for land redevelopment. For the 1997-99 biennium, the Governor recommended maintaining tourism promotion funding at $7.7 million annually.

         Wisconsin's Clean Water Fund program provides financial assistance to municipalities for the planning, design and construction of pollution abatement facilities - primarily for wastewater treatment. Funding is provided from the federal state revolving fund grant authorized through the Water Quality Act, and through four State programs backed by State revenue and general obligation bonds. At June 30, 1997, there were five issues of Clean Water Revenue Bonds outstanding totaling $437.4 million. The Fund is authorized to


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issue up to $1,298.0 million in Clean Water Revenue Bonds. Since the program's inception in 1991, approximately $551.3 million bonds have been issued. For fiscal years 1997-99, the Governor recommended $20 million be authorized in the Clean Water Fund for subsidized loans to municipalities along with $43,800 to support loan-processing activities.

         Welfare reform initiatives moved forward in Wisconsin in fiscal year 1995 with the implementation of the Parental and Family Responsibility program and the Two-Tier Demonstration project, each in four counties on July 1, 1994. In addition, the Work Not Welfare initiative, one of the first programs in the nation to test time-limited benefits, began in January 1995 in two counties. On April 25, 1996, "Wisconsin Works" was enacted into law as an effort to make people more self-sufficient by making beneficial changes for child care, AFDC families, and increasing grant amounts for subsidized employment. As a result of ongoing welfare reform efforts and a strong economy the AFDC caseload dropped from approximately 68,000 in October 1995 to approximately 48,000 in October 1996, a reduction of almost 30% and the lowest level since the early 1980's. Wisconsin provided $215.3 million in AFDC benefits during fiscal year 1997. Total expenditures for AFDC in fiscal year 1997 decreased by 32% from the prior year, with state expenditures decreasing by 12.6%.

         In fiscal year 1995, the legislature and Governor acted to fulfill their commitment to increase the State's share of school costs to 66.7% in fiscal year 1997. State assistance to Wisconsin's school districts and public library systems increased by 31.5% or $844.2 million in fiscal year 1997. Total state aids to schools plus property tax credits enabled the state to reimburse an estimated 66.2% of school costs in fiscal year 1997. Statewide gross school property tax levy was reduced by 16.4% in fiscal year 1997. Full implementation of the two-thirds State funding commitment in Fiscal Year 1997 will result in the largest reduction in the school property tax levy in the State's history. The Governor recommended increases in direct school aids of $204.3 million in fiscal year 1998 and $94.2 million in fiscal year 1999.


         Budgetary Process. The State Constitution requires the Legislature to enact a balanced budget. The State's fiscal year runs from July 1 through June 30 of the following year. State law establishes procedures for the budget's enactment. The Secretary of Administration, under the direction of the Governor, compiles all budget information and prepares an executive budget consisting of the planned operating expenditures and revenues of all State agencies. The Department of Revenue furnishes forecasts of tax revenues to the Department of Administration. The budget is submitted to the Legislature on or about February 15 of each odd-numbered year. Upon concurrence by both houses of the Legislature in the appropriations and revenue measures embodied in the budget bill, the entire bill is submitted to the Governor. The Governor is empowered to sign the bill into law or to veto all or part of the bill. If the Governor vetoes any portions, those items may be reconsidered in accordance with the rules of each house and, if approved by two-thirds of the members of each house, will become law notwithstanding the Governor's veto. In the event that a budget is not in effect at the start of a fiscal year, the prior year's budget serves as the budget until such time a new one is enacted.


         State law prohibits the enactment of legislation which would cause the estimated General Fund balance to be less than 1% of the general purpose revenue appropriations for that fiscal year. For the 1997-1998 fiscal year and 1998-1999 fiscal year, the statutorily required reserves are $98 million and $99.4 million respectively. The effect of the State law provision is to divide the year-ending General Fund balance into two components: the statutorily required reserve and the amount above such reserve.


         The Statutes provide that if, following the enactment of the budget, the Secretary of Administration determines that budgeted expenditures will exceed revenues by more than one-half of one percent of general purpose revenues, no action can be taken regarding approval of expenditure estimates. Further, the Secretary of Administration must notify the Governor, the Legislature and its Joint Committee on Finance, and the Governor must submit a bill correcting the imbalance. If the Legislature is not in session, the Governor must call a special session to take up the matter.

         The Secretary of Administration also has statutory power to order reductions in the appropriations of state agencies (which represent less than one-third of the General Fund budget). The Secretary of Administration may also temporarily reallocate free balances of certain funds to other funds which have insufficient balances and, further, may prorate or defer certain payments in the event current or projected balances are insufficient to meet current obligations. In such an event, the Department of Administration may also request the issuance of operating notes by the Building Commission.




         Revenues and Expenditures. The State has an extremely diverse revenue-raising structure. Approximately forty-four percent of the total revenue is derived from the various taxes levied by the State. The remainder comes from the federal government and from various kinds of fees, licenses, permits and service charges paid by users of specific services, privileges or facilities.

         State expenditures are categorized under eight functional categories and three distinct types of expenditures within each. The eight functional categories are: Commerce, Education, Environmental Resources, Human Relations and Resources, General Executive, Judicial, Legislative, and General Appropriations.


         As of June 30, 1997, the State ended the fiscal year on a statutory and unaudited basis with an unreserved, undesignated balance of $7.7 billion. On an all-funds basis, the total amount available was $27.411 billion consisting of (i) a beginning balance of $71.3 million, (ii) tax revenues of $9.628 billion and (iii) nontax revenues of $17.783 billion. Total disbursements and reserves were $20.076 billion, resulting in the balance stated previously. On a general-fund basis the total amount available was $14.67 billion consisting of (i) the same beginning balance, (ii) tax revenues of $8.814 billion and (iii) nontax revenues of $5.855 billion. Total disbursements and reserves were approximately $14.93 billion, resulting in the same balance as described on an all-fund basis.

         For fiscal year 1998 , total tax revenue is estimated at $9.355.2 million and total revenue in the general fund is estimated at $10,100.4 million. After expenditures of $9,737.6 million, the general fund is expected to have an ending balance of $264.8 million.

         Due to the strength of Wisconsin's economy, revenue estimates have been revised upward by $134 million in fiscal year 1998 and by $136 million in fiscal year 1999, and overall, the ending balance for fiscal year 1999 is now projected to be $320 million above the required 1% balance. The Governor has recommended that the first $131 million of this unanticipated revenue be used as directed in 1997 Act 27 -- $20 million to fund programmed but unfunded increases in state employee compensation, and $111 million to accelerate school aid payments to honor the two-thirds funding commitment.

         Since 1984 the State has issued operating notes each year in anticipation of cash-flow imbalances, primarily experienced in November and December. These operating notes eliminated the need to prorate or defer large local assistance payments or to reallocate balances in other State funds. An operating note of $150 million was issued in fiscal year 1997 to prevent a negative General Fund cash balance. The full amount of the note plus interest was repaid on June 16, 1997. The 1997-99 budget assumes issuing operating notes of approximately $500 million in fiscal year 1998 and $750 million in fiscal year 1999. As a percent of total appropriations, the size of the operating notes will be within the range of notes issued in past years. Operating notes are not general obligations of the State and are not on a parity with State general obligations.


         Debt Administration and Limitation. At the inception of statehood, constitutional limitations severely restricted the issuance of direct State debt. Prior to 1969, independent nonstock, nonprofit corporations were established to issue debt on behalf of the State. In April 1969, the voters of the State, by referendum, adopted an amendment to the Constitution that authorized the State to borrow money directly and simultaneously terminated the use of the corporations for financing State construction. Legislation that established specific implementation powers was subsequently passed in December 1969, whereupon the State first issued general obligation bonds. To date, the Legislature has authorized the issuance of general obligations for 59 distinct purposes and has limited the amount of general obligations which may be issued for each purpose. The purposes for which State general obligations may be issued are set forth in the Wisconsin Constitution, which provides the basis for the State's general obligation borrowing program. It permits three types of borrowing: (1) to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, railways, buildings, equipment or facilities for public purposes; (2) make funds available for veterans housing loans; and, (3) fund or refund any outstanding State general obligations. There is no constitutional requirement that the issuance of general obligations receive the direct approval of the electorate.


         The Wisconsin Constitution and State Statutes limits the amount of debt the State can contract in total and in any calendar year. In total, debt cannot exceed five percent of the value of all taxable property in the State. The amount of debt contracted in any calendar year is limited to the lesser of three-quarters of one percent of aggregate value of taxable property or 5 percent of aggregate value of taxable property less net indebtedness at January
1. Currently, the annual limit is $1,748,057,000 and the cumulative debt limits is $12,899,302,000 (of which the amount available is $9,616,807,000).
A refunding bond issue is not taken into account for purposes of the annual debt limit, and a refunded bond issue is not taken into account for purposes of the cumulative debt limits. Interest scheduled to accrue on any obligation that is not payable during the current fiscal year is treated as debt and taken into account for purposes of the debt limitations.

          Currently authorized by unissued general obligation bonding authority for general purpose revenue supported programs amounts to $1,286.3 million. General obligation bonds issued and outstanding as of June 30, 1997 were $5.05 billion and $3.08 billion, respectively. The principal balance of general obligation bonds as of December 15, 1997 is $3.428 billion. Of this amount, $2.447 billion are for general purpose revenue, $665.02 million is for veterans -- self-amortizing and $326.1 million is for other self-amortizing.

         Although all general obligation bonds and notes issued by the State are supported by its full faith, credit and taxing power, a substantial amount of the indebtedness of the State is issued with the expectation that debt service payments will not impose a direct burden on the State's taxpayers and its general revenue sources. Similarly, a portion of the indebtedness issued by nonstock, nonprofit corporations on behalf of the State prior to 1970 and backed by lease-rental obligations of various State agencies was issued with the expectation that the rental obligations of the State would not be discharged from General Fund revenues. At June 30, 1997, State of Wisconsin general obligation bonds had a rating of Aa2 from Moody's and a rating of AA from S&P. The State's Transportation revenue bonds had a rating of A1 from Moody's and AA- from S&P.

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Investments at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55479
-------------------------------------------------------------------------------

----------------------------------------------

DELAWARE-VOYAGEUR MINNESOTA
HIGH YIELD MUNICIPAL BOND FUND

----------------------------------------------

A CLASS
B CLASS
C CLASS

----------------------------------------------







PROSPECTUS
----------------------------------------------
APRIL  30, 1998









                                                             DELAWARE
                                                             INVESTMENTS
                                                             -----------

(DVMF-R)
                                                                      PROSPECTUS
DELAWARE-VOYAGEUR MINNESOTA HIGH YIELD
MUNICIPAL BOND FUND                                              APRIL  30, 1998


A CLASS SHARES
B CLASS SHARES
C CLASS SHARES

                    ________________________________________


                   1818 Market Street, Philadelphia, PA 19103

                         For Prospectus and Performance:
                             Nationwide 800-523-4640

                        Information on Existing Accounts:
                               (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                                Dealer Services:
                              (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                   Representatives of Financial Institutions:
                             Nationwide 800-659-2265


         This Prospectus describes the shares of the Delaware-Voyageur Minnesota High Yield Municipal Bond Fund series (the "Fund") (formerly known as Voyageur Minnesota High Yield Municipal Bond Fund) of Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc."), a professionally-managed mutual fund of the series type.

         The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class is referred to individually as a "Class" and collectively as the "Classes."

         The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.


         The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B-(inclusive) by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations under Investment Objective and Policies. Investment in the Fund may not be appropriate for all investors.

(DVMF-R)





         This Prospectus sets forth certain information that you should read and consider before you invest. Please retain it for future reference. The
Statement of Additional Information ("Part B" of Mutual Funds, Inc.'s registration statement) dated April 30, 1998, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission (the "SEC"). Part B is incorporated by reference into this Prospectus and is available without charge by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers. The Fund's financial statements appear in its Annual
Report, which will accompany any response to requests for Part B. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference and other information regarding registrants that electronically file with the SEC.



TABLE OF CONTENTS

Cover Page                                 How to Buy Shares
Synopsis                                   Redemption and Exchange
Summary of Expenses                        Dividends and Distributions
Financial Highlights                       Taxes
Investment Objective and Policies          Calculation of Offering Price and
         Suitability                                Net Asset Value Per Share
         Investment Strategy               Management of the Fund
         Risk Considerations
The Delaware Difference                    Other Investment Policies and
         Plans and Services                         Risk Considerations
Classes of Shares                          Appendix A - Ratings






THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

(DVMF-R)



SYNOPSIS

Investment Objective
         The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15-25 years.

Risk Factors and Special Considerations
         The Fund is a nondiversified investment company under the Investment Company Act of 1940 Act (the "1940 Act") and may be subject to greater risks than if the Fund were diversified. See Diversification and State Considerations under Investment Objective and Policies. The Fund invests primarily in high yield securities, commonly known as "junk bonds," and greater risks may be involved with an investment in the Fund than an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Considerations under Investment Objective and Policies.


Investment Manager, Distributor and  Transfer Agent
         Delaware Management Company (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain other funds available from the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds available from the Delaware Investments family. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds available from the Delaware Investments family.


         See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.


Sales Charges
         The price of Class A Shares of the Fund includes a maximum front-end sales charge of 3.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated (subject to a contingent deferred sales charge ("Limited CDSC") of 1% if shares are redeemed within 12 months of purchase and if a dealer commission was paid in connection with such purchase). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.


         The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase.

(DVMF-R)


         The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         See Classes of Shares, and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts
         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. See How to Buy Shares.

Redemption and Exchange
         Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B Shares or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


Open-End Investment Company
         Mutual Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is nondiversified as defined by the 1940 Act. Mutual Funds, Inc. was organized as a Minnesota corporation in April 1993. The Fund is one of several series of Mutual Funds, Inc. See Shares under Management of the Fund.

(DVMF-R)



SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to Class A Shares, Class B Shares and Class C Shares follows:


                                                       Class A        Class B       Class C
Shareholder Transaction Expenses                        Shares        Shares        Shares
--------------------------------                      ---------     ----------   ------------
Maximum Sales Charge Imposed  on
Purchases (as a percentage  of
offering price).................................       3.75%         None          None

Maximum Sales Charge Imposed  on
Reinvested Dividends (as a percentage of
offering price).................................       None          None          None

Maximum Contingent Deferred Sales Charge
(as a percentage of  original purchase
price or  redemption proceeds,
whichever is lower) (1).........................       None          4.00%         1.00%
                     ---                                ----          -----         -----

Redemption Fees (2)..............................       None          None          None


(1) Class A purchases of $1,000,000 or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase. Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in the Prospectus from time to time. Class B Shares of the Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares of the Fund are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; and Deferred Sales Charge Alternative - Class B Shares, Level Sales Charge Alternative--Class C Shares and Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares.


(2) CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

Annual Operating Expenses
(as a percentage of
average daily net assets                   Class A       Class B      Class C
 after fee waivers and payments)           Shares        Shares       Shares
                                           ------        ------       ------

Management Fees
(after voluntary waivers)(4)............   0.00%         0.00%        0.00%
                                          -----         -----        -----

12b-1 Plan Expenses
(including service fees) (3)............   0.25%         1.00%        1.00%
                                          -----         -----        -----

Other Operating Expenses
(after any voluntary payments) (4)......   0.25%         0.25%        0.25%
                                          -----         -----        -----

Total Operating Expenses
(after voluntary waivers
and  voluntary payments) (4)............   0.50%         1.25%        1.25%
                                          =====         =====        =====
(3) Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.

(4) The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that "Total Operating Expenses" do not exceed 0.25% (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) through December 31, 1998. The Annual Operating expenses for the Fund have been restated to reflect this voluntary waiver and payment. If voluntary waivers and payments were not in effect, it is estimated that "Total Operating Expenses", as a percentage of average daily net assets, would be 1.39%, 2.14% and 2.14%, respectively, for Class A Shares, Class B Shares and Class C Shares, reflecting management fees of 0.65%. See Expenses under Management of the Fund for a discussion of the waivers that will remain in place through April 30, 1999.

         Investors utilizing the Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. See Asset Planner in Part B.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed above.



                                    Assuming Redemption                          Assuming No Redemption
                              1 Year   3 Years    5 Years   10 Years          1 Year     3 Years     5 Years    10 Years
                              ------   -------    -------   --------          ------     -------     -------    --------


Class A Shares                $42(1)     $63      $84        $98               $42       $53          $64        $98
Class B Shares                 53         70       89        130(2)             13        40           69        130(2)
Class C Shares                 23         40       69        151                13        40           69        151

(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions . See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten-year expense numbers for Class B Shares reflect the expenses of Class B Shares for year eight and the expenses of Class A Shares for years nine and ten. See Automatic Conversion of Class B Shares under Class of Shares for a description of the automatic conversion feature.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

         The purpose of the above tables is to assist the investor in understanding the various costs and expenses they will bear directly or indirectly in owning shares of each Fund.

(DVMF-R)


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


     The following financial highlights are derived from the financial statements of Voyageur Mutual Funds, Inc. - Delaware-Voyageur Minnesota High Yield Municipal Bond Fund and have been audited by Ernst & Young LLP, independent auditors for the year ended December 31, 1997 and by the Fund's previous independent auditors for the prior fiscal periods. The data for the most recent fiscal year should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Mutual Funds, Inc. upon request at no charge.


--------------------------------------------------------------------------------



                                                               Class A Shares           Class B Shares          Class C Shares
                                                                          Period                 Period                   Period
                                                             Year         6/4/96(1)     Year      6/12/96(1)     Year     6/7/96(1)
                                                             Ended        through      Ended      through        Ended    through
                                                           12/31/97(2)   12/31/96    12/31/97(2)  12/31/96     12/31/97  (212/31/96

Net Asset Value, Beginning of Period.................      $10.180      $10.000     $10.190       $9.780      $10.180    $9.990
------------------------------------                       -------      -------     -------       ------      -------    ------

Income From Investment Operations
Net Investment Income................................        0.643        0.350       0.557        0.290        0.572     0.300
                                                           -------      -------     -------      -------      -------   -------
Net Realized and Unrealized Gain  from Investments..         0.463        0.180       0.470        0.410        0.455     0.190
                                                           -------      -------     -------      -------      -------   -------
        Total From Investment Operations............         1.106        0.530       1.027        0.700        1.027     0.490
                                                           -------      -------     -------      -------      -------   -------
 Less Dividends
 --------------
Dividends From Net Investment Income.................       (0.636)      (0.350)     (0.557)      (0.290)      (0.557)   (0.300)
                                                           -------      -------     -------      -------      -------   -------
Distributions From Net Realized Gain on Investments..         none         none        none         none         none      none
                                                           -------      -------     -------      -------      -------   -------
       Total Dividends and Distributions.............       (0.636)      (0.350)     (0.557)      (0.290)      (0.557)   (0.300)
                                                           -------      -------     -------      -------      -------   -------

Net Asset Value, End of Period.......................      $10.650      $10.180     $10.660      $10.190      $10.650   $10.180
                                                           -------      -------     -------      -------      -------   -------


Total Return(3)......................................        11.26%        5.40%      10.41%        7.29%       10.41%     5.02%
                                                           -------      -------     -------      -------      -------   -------
Ratios and Supplemental Data
----------------------------
Net Assets, End of Period (000's omitted)............      $19,017       $6,068      $8,201       $2,738       $3,178      $900
                                                           -------      -------      ------       ------       ------   -------
Ratio of Expenses to Average Net Assets..............         0.09%        0.24%(4)    0.85%        0.95%(4)     0.83%     0.99%(4)
                                                           -------      -------      -------      -------      -------  -------
Ratio of Expenses to Average Net Assets
       Prior to Expense Limitation...................         1.24%        1.25%(4)    2.00%        2.00%(4)     1.98%     2.00%(4)
                                                           -------      -------     -------      -------      -------   -------
Ratio of Net Investment Income to Average Net Assets.         6.16%        5.78%(4)    5.40%        5.14%(4)     5.42%     4.90%(4)
                                                           -------      -------     -------      -------      -------   -------
Ratio of Net Investment Income to Average Net Assets
       Prior to Expense Limitation...................         5.01%        4.77%(4)    4.25%        4.09%(4)     4.27%     3.89%(4)
                                                           -------      -------     -------      -------      -------   -------
Portfolio Turnover Rate .............................           23%          15%         23%          15%          23%      157%
                                                           -------      -------     -------      -------      -------    -------



(1)   Commencement of operations.
(2)   Effective May 1, 1997, the Manager replaced Voyageur
      Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value on a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than 12 months have not been annualized.
(4)   Annualized.

(DVMF-R)


INVESTMENT OBJECTIVE AND POLICIES

       The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15-25 years.

SUITABILITY
       The Fund may be suitable for investors interested in high current income flow exempt from federal income tax. The net asset value of each Class may fluctuate in response to the condition of individual municipalities and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.

       The types of securities in which the Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of the portfolio securities will not affect interest income from such securities, but will be reflected in the Fund's net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these securities.

                                      * * *

       Ownership of shares of the Fund can reduce the bookkeeping and administrative inconvenience that is typically connected with direct purchases of the type of securities in which the Fund invests.


      An investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. Delaware Investments offers funds, generally available through registered dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
        The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations, the interest on which is exempt from regular federal income tax and from Minnesota personal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT").
In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if the Manager determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies. The Fund will invest at least 65% of its total assets, except under abnormal market or economic situations, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B- (inclusive) by S&P, Baa and B3 (inclusive) by Moody's , and BBB and B- (inclusive) by Fitch, and Municipal Obligations determined by the Fund's investment adviser to be of comparable quality.


       Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by the Manager to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay

(DVMF-R)


interest and repay principal as compared with higher rated Tax Exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

       The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, and in municipal securities determined by the Fund's investment adviser to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


       The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to this Prospectus for a description of Municipal Obligations ratings.


       Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations, below. There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal and state alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal and state alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See Taxes.



       At times the Manager may judge that conditions in the markets for medium and lower grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations, and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Fund's investment adviser may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed

(DVMF-R)


to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See Taxes.

       The Fund may invest without limitation in short term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

Diversification
       The Fund is a nondiversified investment company. This means that the Manager has the flexibility to invest as much as 50% of the Fund's assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of the Fund's assets is invested in the securities of a single issuer. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government, its agencies or instrumentalities. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may increase or decrease more rapidly than if the Fund were fully diversified. If the Fund were to invest more than 5% of its assets in a single issuer, the Fund would be affected more than a fully-diversified fund in the event that issuer encountered difficulties in satisfying its financial obligations.

Risks Considerations

General
       The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Special Risk Considerations Regarding Medium- and Lower-Grade Municipal Obligations
       The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below

(DVMF-R)


by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.

       The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligations in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero-coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.

       Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium-and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

       To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Fund's investment adviser has contracted with Muller Data Corporation as pricing agent and the investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium-and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

       The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as

(DVMF-R)


amended, (the "Code") requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

       The Fund's investment adviser seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. The Fund's investment adviser may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Fund's investment adviser continuously monitors the issuers of Municipal Obligations held in the Fund's portfolio.

       Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any national recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower- rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Fund's investment adviser than is the case for an investment company which invests primarily in exchange listed higher-grade securities.


State Considerations
       The value of Municipal Obligations owned by the Fund may be adversely affected by local political and economic conditions and developments within Minnesota. Adverse conditions in an industry significant to the local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Municipal Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A description of certain factors affecting and statistics describing issuers of Municipal Obligations in Minnesota is set forth in Part B. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The Minnesota Department of Finance November 1997 Forecast has projected that, under current laws, the State will complete its current biennium June 30,  1999 with a $453 million surplus, plus a $350 million cash flow account balance, a $522 million budget reserve and $93 million in other dedicated accounts. Currently, Minnesota's general

(DVMF-R)



obligation bonds are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. See Special Factors Affecting the Fund under Investment Restrictions and Policies in Part B.


                                      * * *

       The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act.


       For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations in this Prospectus. Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.

(DVMF-R)


THE DELAWARE DIFFERENCE


PLANS AND SERVICES
       The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Investments family.


SHAREHOLDER PHONE DIRECTORY

Investor Information Center
       800-523-4640
       Fund Information; Literature Price; Yield and Performance Figures

Shareholder Service Center
       800-523-1918
       Information on Existing Regular Investment Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
       800-362-FUND
       (800-362-3863)

Performance Information
     You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.


Shareholder Services
       During business hours, you can call Delaware Investments' Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds available from the Delaware
 Investments family.

Delaphone Service
       Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds available from the Delaware Investments family. Delaphone is available seven days a week, 24 hours a day.




Statements and Confirmations
       You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations

(DVMF-R)


       If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.


Tax Information
       Each year, Mutual Funds, Inc. will mail to you information on the tax status of your dividends and distributions.


Dividend Payments
       Dividends, capital gains and other distributions, if any, are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another fund in the Delaware Investments family with a different investment objective, subject to certain exceptions and limitations.

       For more information, see Additional Methods of Adding to Your Investment
- Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine(SM) Services
       Delaware Investments offers the following services for fast and convenient transfer of funds between your personal bank account and your Fund account.

1.     MoneyLine(SM) Direct Deposit Service
                  If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange.

2.       MoneyLine(SM) On Demand
                  You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to calculation of net asset value on that day, normally 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         For each MoneyLine(SM) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.


Right of Accumulation
         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge on such purchases of Class A Shares.

(DVMF-R)



Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds available from the Delaware Investments family. See Classes of Shares.



Letter of Intention
         The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of fund shares available from the Delaware Investments family over a 13-month period. See Classes of Shares and Part B.


12-Month Reinvestment Privilege
         The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.


Exchange Privilege
         The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds available from the Delaware Investments family, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Wealth Builder Option
         You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds available from the Delaware
Investments family. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Financial Information about the Fund
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Mutual Funds, Inc.'s fiscal year ends on December 31.

(DVMF-R)


CLASSES OF SHARES

Alternative Purchase Arrangements
         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.


         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares automatically will be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 0.25% 12b-1 Plan fee for the Class A Shares will apply. See Automatic Conversion of Class B Shares, below.


         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be

(DVMF-R)


no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of these classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.



         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans under Management of the Fund.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.


         The NASD has adopted certain rules relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.

(DVMF-R)


Front-End Sales Charge Alternative - Class A Shares
         Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.75%. See Calculation of Offering Price and Net Asset Value Per Share.

         Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                                 Class A Shares
-------------------------------------------------------------------------------
                                                                Dealer's
                                                              Commission(1)
                            Front-End Sales Charge  as % of     as % of
                                 Offering        Amount         Offering
Amount of Purchase                 Price       Invested(2)       Price
-------------------------------------------------------------------------------


Less than $100,000                 3.75%         3.85%           3.25%
$100,000 but  under $250,000       3.00          3.10            2.50
$250,000 but  under $500,000       2.50          2.54            2.00
$500,000 but  under $1,000,000(3)  2.00          2.07            1.75

(1) Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

(2) Based upon the net asset value of Class A Shares as of the Fund's most recent fiscal year.


(3) There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.
-------------------------------------------------------------------------------



      The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.


      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on the Delaware Investments family's products and services and who increase sales of funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933 (the "1933 Act").

(DVMF-R)


        For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                                                   Dealer's Commission
                                                   (as a percentage of
        Amount of Purchase                           amount purchased)
        ------------------                           ---------------
        Up to $2 million                                     1.00%
        Next $1 million up to $3 million                     0.75
        Next $2 million up to $5 million                     0.50
        Amount over $5 million                               0.25


         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other funds available from the Delaware Investments family as to which a Limited CDSC applies may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other funds available from the Delaware Investments family will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.


         Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


Combined Purchases Privilege
         By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds available from the Delaware Investments family, except as noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other fund holdings in the Delaware Investments family. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other fund holdings in the Delaware Investments family. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a fund available from the Delaware Investments family that does carry a front-end sales charge or CDSC.


         This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

(DVMF-R)


         It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

         Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege or the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds available from the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds available from the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds available from the Delaware Investments family at net asset value.


         The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed

(DVMF-R)


below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.


         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.


         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Prospectus. See Redemption and Exchange.

(DVMF-R)



Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, as the case may be, even if those shares are later exchanged for shares of another fund in the Delaware Investments family. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

         The following table sets forth the rates of the CDSC for Class B Shares of the Fund:


                                                 Contingent Deferred
                                                 Sales Charge (as a
                                                    Percentage of
                                                    Dollar Amount
        Year After Purchase Made                 Subject to Charge)
        ------------------------                 ------------------
                  0-2                                     4%
                  3                                       3%
                  4                                       3%
                  5                                       2%
                  6                                       1%
                  7 and thereafter                      None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.


         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.

(DVMF-R)



Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares
         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of funds available from the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Subject to pending amendments to the NASD's Conduct Rules , in connection with the promotion of fund shares available from the Delaware Investments family, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the SEC. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

(DVMF-R)


HOW TO BUY SHARES

Purchase Amounts
         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

         There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.


Investing through Your Investment Dealer
         You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, Delaware Investments can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to the Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Mutual Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).


1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application to the Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

(DVMF-R)



Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privilege.


         Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds available from the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund available from the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other funds available from the Delaware Investments family. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other funds available from the Delaware Investments family. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.


         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Additional Methods of Adding to Your Investment
         Call the Shareholder Service Center for more information if you wish to use the following services:

1.       Automatic Investing Plan
         The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Mutual Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

2.       Direct Deposit
         You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

         Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Mutual Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

(DVMF-R)



3.        MoneyLine(SM) On Demand
         Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.


4.       Wealth Builder Option
         You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. You may also elect to invest in other mutual funds available from the Delaware Investments family through the Wealth Builder Option through regular liquidations of shares in your Fund account.

         Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds available from the Delaware Investments family and invested automatically into any other account in a mutual fund available from the Delaware Investments family that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.

5.       Dividend Reinvestment Plan
         You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds available from the Delaware Investments family, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of the Fund or of other funds available from the Delaware Investments family are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other funds in the Delaware Investments family or into Class C Shares of the Fund or of other funds available from the Delaware Investments family are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

         Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund available from the Delaware Investments family, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds available from the Delaware Investments family which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds available from the Delaware Investments family which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.

Purchase Price and Effective Date
         The offering price and net asset value of the Class A Shares, Class B Shares and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

(DVMF-R)


         The effective date of a purchase is the date the order is received by the Fund in which the shares are being purchased, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.


         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

(DVMF-R)


REDEMPTION AND EXCHANGE


         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, equity funds, bond funds, or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Investments family will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.


         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.


         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.


         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

(DVMF-R)


         There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.


         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds available from the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

         Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.


         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund available from the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above.

(DVMF-R)



Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).


         The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


 MoneyLine(SM) On Demand
         Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.

(DVMF-R)



Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds available from the Delaware Investments family under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
         This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.


                                      * * *

         Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.


         The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares, below.


         For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

         A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value

(DVMF-R)


and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.


         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class A Shares even if those shares are later exchanged for shares of another fund in the Delaware Investments family and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another fund in the Delaware Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.


         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).


Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

(DVMF-R)


DIVIDENDS AND DISTRIBUTIONS

         The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

         The Fund's dividends are declared daily and paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Distributions from net realized securities profits, if any, will be distributed once a year.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


         Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B Shares and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any payment by check of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.


         On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect the Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets. The Fund is treated as a separate entity for federal income tax purposes.


         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. No portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

         Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.


         The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of 1997
         The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the Fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

         Mutual Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.


         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes

(DVMF-R)


as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.


         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund available from the Delaware Investments family. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund available from the Delaware Investments family and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.


         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.


         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes . For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

         Each year, Mutual Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions . Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

         The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.


         Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.

Minnesota State Taxation
         Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Municipal Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from

(DVMF-R)



such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the Fund.

         Exempt interest dividends from the Fund that are excluded from gross income for federal income tax purposes and that are derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities, are excluded from the Minnesota taxable income of individuals, estates and trusts for Minnesota personal income tax purposes, but only if the portion of the federal exempt interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt interest dividends that are paid by the Fund. However, exempt interest dividends that are treated as an item of tax preference for purposes of the federal alternative minimum tax are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Distributions from the Fund, including exempt interest dividends, may be subject to the Minnesota income tax imposed on corporations when received by shareholders subject to such tax.

         In 1995, the Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is subject to tax. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota obligations held by the Fund would become taxable under this Minnesota statutory provision.


             The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See Distributions and Taxes in Part B. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

             See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

(DVMF-R)


CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE


             The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Mutual Fund, Inc.'s Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Mutual Funds, Inc.'s Board of Directors. See Determining Offering Price and Net Asset Value in Part B.


             Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

             The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

             The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes.

(DVMF-R)


MANAGEMENT OF THE FUND


Directors
             The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager
             The Manager furnishes investment management services to the Fund.

             The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 1997, the Manager and its affiliates within the Delaware Investments family, including Delaware International Advisers Ltd., were managing in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

             Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National, as a result of Lincoln National's acquisition of DFG.


         Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned," as that term is defined by the 1940 Act, and the previous agreement therefore was terminated upon the completion of the acquisition. The Board of Directors of the Fund unanimously approved a new investment advisory agreement at the meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved the investment advisory agreement with the Manager to become effective after the close of business on April 30, 1997, the date the acquisition was completed.



             The Manager administers the affairs of and is ultimately responsible for the investment management of the Fund under an Investment Management Agreement with Mutual Funds, Inc. on behalf of the Fund dated April 30, 1997. Under the Investment Management Agreement for the Fund, the Manager is paid an annual fee equal to 0.65% of the average daily net assets of the Fund. The directors annually review fees paid to the Manager.

             The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

             Elizabeth H. Howell has had primary responsibility for making day-to-day investment decisions for the Fund since 1991. Ms. Howell holds a BA in Economics from Skidmore College and an MBA from Babson College. Prior to joining the Delaware-Voyageur family, Ms. Howell served as a Senior Portfolio Manager at Voyageur Fund Managers, Inc. Ms. Howell is a Vice President/Senior Portfolio Manager of the Fund and has over 13 years experience as a securities analyst and portfolio manager.

Portfolio Trading Practices
             The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. A turnover rate of 100% would occur if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.

             The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.


Performance Information
             From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.

             The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


             Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- or ten-year, and life-of-the-fund periods, as applicable.
The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.

(DVMF-R)



             Yield and net asset value fluctuate over time and are not guaranteed. Past performance should not be considered as a representative of future results.


Distribution (12b-1) and Service
             The Distributor, Delaware Distributors, L.P., serves as the national distributor of the Fund's shares under a Distribution Agreement with Mutual Funds, Inc. dated as of March 1, 1997.


             Mutual Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). Each Plan permits the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

             These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 plan fees of its respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Mutual Funds, Inc.


             The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


             The aggregate fees paid by the Fund from the assets of its Classes to the Distributor and others under the Plans may not exceed (i) 0.25% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. Class A Shares, Class B Shares and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.

             While payments pursuant to the Plans may not exceed 0.25% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Mutual Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

(DVMF-R)


     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund pursuant to an amended and restated agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.


     The directors of Mutual Funds, Inc. annually review service fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

                                      * * *
     As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Mutual Funds, Inc. is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Expenses
         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.

      In connection with the merger transaction described above, the Manager has agreed for the period from May 1, 1997 through April 30, 1999, to voluntarily waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 1.00% of the average daily net assets of each Class of the Fund. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser. The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily pay or reinburse certain other of the Fund's expenses. See Summary of Expenses for current fee waivers and reimbursements.

      The ratios of expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares of the Fund for the fiscal year ended December 31, 1997 were 0.09%, 0.85% and 0.83%. The expense ratio of each Class reflects the impact of its 12b-1 Plan and the fee waivers and payments by the Manager and Voyageur. Without these waivers and payments, the ratio of operating expenses to average daily net assets would have been 1.24% for Class A Shares, 2.00% for Class B Shares and 1.98% for Class C Shares.

Shares

     Mutual Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is nondiversified as defined by the 1940 Act. Commonly known as a mutual fund, Mutual Funds, Inc. was organized as a Minnesota corporation in April 1993. In addition to the Fund, Mutual Funds, Inc. presently offers seven other series of shares, the Delaware-Voyageur Tax-Free Iowa Fund, Delaware-Voyageur Tax-Free Wisconsin Fund, Delaware-Voyageur Tax-Free Idaho Fund, Delaware-Voyageur Tax-Free Arizona Fund, Delaware-Voyageur Tax-Free California Fund, Delaware-Voyageur Tax-Free New York Fund and National High Yield Municipal Bond Fund. Fund shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. Each fund will vote separately on any matter which affects only that fund. Shares of each fund have a priority over shares of any other Mutual Funds, Inc. in the assets and income of that fund.

     All shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of Mutual Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Minnesota law, Mutual Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.


     Shares of each Class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund. The shareholders of Class A Shares, Class B

(DVMF-R)


Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to Class A Shares.

             Beginning June 9, 1997, the name of Voyageur Minnesota High Yield Municipal Bond Fund changed to Delaware-Voyageur Minnesota High Yield Municipal Bond Fund.

(DVMF-R)


OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

Municipal Obligations
             As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.

             Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

             Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero-coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically.


             Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the SEC. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by Mutual Funds, Inc.'s Board of Directors. Under these guidelines, the Fund's investment adviser will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See Municipal Obligations under Investment Restrictions and Policies in Part B.

(DVMF-R)


             The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

             In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

             The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

Forward Commitments
             New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held

(DVMF-R)


in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Illiquid Securities
             The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

             The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Fund's investment adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


             Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act, historically have been considered illiquid by the staff of the SEC. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by the Fund's investment adviser subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See Illiquid Investments under Investment Restrictions and Policies in Part B.


Repurchase Agreements
             The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.


             In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by Mutual Funds, Inc.'s Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer

(DVMF-R)



periods. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

     The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


Reverse Repurchase Agreements
     The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Fund's investment adviser believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.


Options and Futures

     The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See Options and Futures under Investment Restrictions and Policies in Part B. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by Mutual Funds, Inc.'s Board of Directors.

(DVMF-R)

Options on Securities
             The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

             A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

             In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.


             If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix A -General Characteristics and Risks of Options and Futures in Part B. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

             Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix A - General Characteristics and Risks of Options and Futures in Part B for a further discussion of the general characteristics and risks of options.


             Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a)<0- 32>dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible

(DVMF-R)



absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See Risks of Transactions in Futures Contracts and Options under Investment Restrictions and Policies and Appendix A - General Characteristics and Risks of Options and Futures in Part B for further discussion and for a discussion of closing transactions and other risks.


Futures Contracts and Options on Futures Contracts
             The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.


             The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission ("CFTC") currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Taxes in Part B. For a further discussion of the general characteristics and risks of futures, see Appendix A - General Characteristics and Risks of Options and Futures in Part B.


Concentration Policy
             As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price

(DVMF-R)



increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see Concentration Policy under Investment Restrictions and Policies in Part B.

             Mutual Funds, Inc.'s Board of Directors may change any of the foregoing policies that are not specifically designated fundamental.

Investment Restrictions
             The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in Part B. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See Investment Restrictions under Investment Restrictions and Policies in
Part B.

             The Fund also has a number of non-fundamental investment restrictions which may be changed by Mutual Funds, Inc.'s Board of Directors without shareholder approval. These include restrictions providing that the Fund may not (i) invest more than 5% of its total assets in securities of any single investment company, (ii) invest more than 10% of its total assets in securities of two or more investment companies, (iii) invest more than 15% of its net assets in illiquid securities or (iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.

             Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                                     * * *


             Part B describes certain of these investment policies and risk considerations. Part B also sets forth other investment policies, risk considerations and more specific investment restrictions.

(DVMF-R)




APPENDIX A -- RATINGS
---------------------
             The following table sets forth the weighted average percentage of total investments with respect to the portfolio of the Fund during the year ended as of December 31, 1997.






Moody's Rating                              Aaa           Aa          A        Baa        Ba         B        Unrated
(S&P Rating)                                (AAA)       (AA)        (A)      (BBB)        (BB)       (B)      Bonds       Total
------------                                -----       ----        ---      -----        ----       ---      -----       -----
-------------------------------------------------------------------------------------------------------------------


Minnesota High Yield
Municipal Bond Fund                          7%          10%        18%        15%        1%         0%       49%         100%
-------------------------------------------------------------------------------------------------------------------


Earnings and Dividend Rankings for Common Stocks

       Standard & Poor's Ratings Group. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S & P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.


       Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing S & P earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

       The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.


       Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

(DVMF-R)





       The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


  A+    Highest             B+    Average              C    Lowest
  A     High                B     Below Average        D    In Reorganization
  A-    Above Average       B-    Lower



          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

Bonds

       The ratings list below can be further descibed as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's Ratings Group and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.


Moody's Investors   Aaa     Highest quality, smallest degree of investment risk.
Service, Inc.       Aa      High quality; together with Aaa bonds, they compose the high-grade bond group
                    A       Upper-medium-grade obligations; many favorable investment
                            attributes.
                    Baa     Medium-grade obligations; neither highly protected nor poorly secured.  Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.
                    Ba      More uncertain with speculative elements.  Protective of interest and principal payments not well safeguarded in good and bad times.
                    B       Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                    Caa     Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                    Ca      Speculative in high degree; could be in default or have other marked


(DVMF-R)



                                         shortcomings.
                            C            Lowest rated.  Extremely poor prospects of ever attaining investment standing.

Standard & Poor's           AAA          Highest rating; extremely strong capacity to pay principal and interest.
Ratings Group               AA           High quality; very strong capacity to pay principal and interest.
                            A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                            BBB          Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.
                            BB, B,       Predominantly speculative with respect to the issuer's capacity to meet
                            CCC, CC      required interest and principal payments. BB-lowest degree of speculation; CC-the highest degree of speculation.  Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                            D            In default.

Fitch IBCA, Inc.            AAA          Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
                            AA           Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
                            A            High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
                            BBB          Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
                            BB,          Not investment grade; predominantly speculative with respect to the issuer's
                            CCC,         capacity to repay interest and repay principal in accordance with the
                            CC, C        terms of the obligation for bond issues not in default.  BB is the least speculative.  C is the most speculative.



(DVMF-R)



Commercial Paper

Moody's                              S&P                                Fitch

P-1          Superior                A-1+       Extremely strong        F-1+     Exceptionally strong quality
             quality                            quality
                                     A-1        Strong quality          F-1      Very strong quality

P-2          Strong quality          A-2        Satisfactory quality    F-2      Good credit quality

P-3          Acceptable quality      A-3        Adequate quality        F-3      Fair quality
                                     B          Speculative quality     F-S      Weak credit quality
                                     C          Doubtful quality

State and Municipal Notes

Moody's                              S&P                                Fitch

MIG1/
VMIG1        Best quality            SP1+       Very strong quality     F-1+     Exceptionally strong quality
                                     SP1        Strong grade            F-1      Very strong quality

MIG2/
VMIG2        High quality            SP2        Satisfactory grade      F-2      Good credit quality

MIG3/
VMIG3        Favorable quality                                          F-3      Fair credit quality

MIG4/
VMIG4        Adequate quality

SG           Speculative quality     SP3        Speculative grade       F-S      Weak credit quality


Preferred Stock Rating

Moody's Investors           Aaa          Considered to be a top-quality preferred stock.  This rating indicates
Service, Inc.                            good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
                            Aa           Considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
                            A            Considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the "aaa" and "aa"




(DVMF-R)


                                         classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
                            Baa          Considered to be medium-grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
                            Ba           Considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
                                         Uncertainty of position characterizes preferred stocks in this class.
                            B            Generally lacks the characteristics of a desirable investment.
                                         Assurance of dividend payments and maintenance of other terms of the issue over any long  period of time may be small.
                            Caa          Likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.
                            Ca           Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
                            C            The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard& Poor's            AAA          Has the highest rating that may be assigned by Standard& Poor's to a
Ratings Group                            preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
                            AA           Qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."
                            A            Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
                            BBB          Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
                            BB,B,        Regarded, on balance, as predominantly speculative with respect to the
                            CCC          issuer's capacity to pay preferred stock obligations.  "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
                            CC           Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
                            C            A non-paying issue.




(DVMF-R)

         D A non-paying issue with the issuer in default on debt instruments.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


          Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Investments at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55479


NATIONAL HIGH YIELD MUNICIPAL BOND FUND
A CLASS
B CLASS
C CLASS


PROSPECTUS

APRIL 30, 1998
---------------


Delaware
Investments
-----------

NATIONAL HIGH YIELD MUNICIPAL BOND FUND                               PROSPECTUS
A CLASS                                                           APRIL 30, 1998
B CLASS
C CLASS


          ------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

                         For Prospectus and Performance:
                             Nationwide 800-523-4640

                        Information on Existing Accounts:
                               (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                                Dealer Services:
                              (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

                   Representatives of Financial Institutions:
                             Nationwide 800-659-2265

         This Prospectus describes the shares of National High Yield Municipal Bond Fund (the "Fund") (formerly known as Voyageur National High Yield Municipal Bond Fund) of Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc.") a professionally-managed mutual fund of the series type.

         The Fund offers Class A Shares, Class B Shares and Class C Shares. Each class is referred to individually as a "Class" and collectively as the "Classes."

         The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.

         The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B-(inclusive) by Standard & Poor's Ratings Group
("S&P") or Fitch IBCA, Inc. (formerly Fitch Investors Service , L.P.) ("Fitch"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations under Investment Objectives and Policies. Investment in the Fund may not be appropriate for all investors.

         This Prospectus sets forth certain information that you should read and consider before you invest. Please retain it for future reference. The Statement of Additional Information ("Part B" of Mutual Funds, Inc.'s registration statement) dated April 30, 1998, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission (the "SEC"). Part B is incorporated by reference into this Prospectus and is available without charge by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material we incorporated by reference and other information regarding registrants that electronically file with the SEC.


TABLE OF CONTENTS

Cover Page                                 How to Buy Shares
Synopsis                                   Redemption and Exchange
Summary of Expenses                        Dividends and Distributions
Financial Highlights                       Taxes
Investment Objective and Policies          Calculation of Offering Price and
         Suitability                                Net Asset Value Per Share
         Investment Strategy               Management of the Fund
          Risk Considerations             Other Investment Policies and
The Delaware Difference                             Risk Considerations
         Plans and Services                 Appendix A - Ratings
Classes of Shares


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
         The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years.


Risk Factors and Special Considerations
         The Fund is a nondiversified investment company under the Investment Company Act of 1940 Act (the "1940 Act") and may be subject to greater risks than if the Fund were diversified. See Diversification under Investment Objective and Policies. The Fund invests primarily in high yield securities, commonly known as "junk bonds," and greater risks may be involved with an investment in the Fund than an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Considerations under Investment Objective and Policies.



Investment Manager, Distributor and  Transfer Agent
         Delaware Management Company (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors. The Manager also provides investment management services to certain other funds available from the Delaware Investments family. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds available from the Delaware Investments family. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds available from the Delaware Investments family.

         See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Sales Charges
         The price of Class A Shares of the Fund includes a maximum front-end sales charge of 3.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated (subject to a contingent deferred sales charge ("Limited CDSC") of 1% if shares are redeemed within 12 months of purchase and if a dealer commission was paid in connection with such purchase). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase.

         The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.


         See Classes of Shares, and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts
         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. See How to Buy Shares.


Redemption and Exchange
         Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.


         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B Shares or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
         Mutual Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is nondiversified as defined by the 1940 Act. Mutual Funds, Inc. was organized as a Minnesota corporation in April 1993. The Fund is one of several series of Mutual Funds, Inc. See Shares under Management of the Fund.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to Class A Shares, Class B Shares and Class C Shares follows:


Shareholder Transaction Expenses                 Class A Shares        Class B Shares        Class C Shares
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases (as a percentage of
offering price).......................................3.75%                 None                  None

Maximum Sales Charge Imposed on
Reinvested  Dividends
(as a percentage of offering price)...................None                  None                  None

Maximum Deferred Sales Charge
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower) (1)...............................None                  4.00%                 1.00%

Redemption Fees (2)...................................None                  None                  None

(1) Class A purchases of $1,000,000 or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a Limited CDSC of 1% will be imposed on certain redemptions within 12 months of purchase. Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in the Prospectus from time to time. Class B Shares of the Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares of the Fund are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; and Deferred Sales Charge Alternative - Class B Shares, Level Sales Charge Alternative--Class C Shares and Contingent Deferred Sales Charge - Class B Shares and Class C Shares underClasses of Shares.
(2) CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.


Annual Fund Operating Expenses
(as a percentage of average
net assets)

                                                   Class A Shares       Class B Shares      Class C Shares
-----------------------------------------------------------------------------------------------------------
Management Fees (4)................................     0.59%                0.59%               0.59%

12b-1 Plan Expenses
(including service fees) (3).......................     0.25%                1.00%               1.00%

Other Operating Expenses (4).......................     0.16%                0.16%               0.16%
                                                        -----                -----               -----

Total Operating Expenses (4).......................     1.00%                1.75%               1.75%
                                                        =====                =====               =====

(3) Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.

(4) The Annual Operating Expenses for the Fund have been restated using the current fees and operating expenses that would have been applicable had they been in effect during the last fiscal year. The Manager may waive any or all of its fee and may pay certain expenses of the Fund from time to time. The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of 12b-1 Plan expenses, taxes, interest expense, brokerage fees and commissions) do not exceed, on an annualized basis, 0.75% of the average daily net assets of each Class of the Fund through December 31, 1998. If the voluntary waivers and payments were not in effect, it is estimated that "Total Operating Expenses", as a percentage of average daily net assets, would be 1.06% for Class A Shares, 1.81% for Class B Shares and 1.81% for Class C Shares. See Expenses under Management of the Fund for a discussion of the waivers that will remain in place through April 30, 1999.

         Investors utilizing the Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. See Asset Planner in Part B.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.

                                Assuming Redemption                         Assuming No Redemption
                      1 Year     3 Years    5 Years   10 Years        1 Year     3 Years    5 Years   10 Years
                      ------     -------    -------   --------        ------     -------    -------   --------
Class A Shares        $47(1)      $68        $91       $155           $47         $68        $91       $155
Class B Shares         58          85        115        186(2)         18          55         95        186(2)
Class C Shares         28          55         95        200            18          55         95        206

(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions . See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten-year expense numbers for Class B Shares reflect the expenses of Class B Shares for year eight and the expenses of Class A Shares for years nine and ten. See Automatic Conversion of Class B Shares under Class of Shares for a description of the automatic conversion feature.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

         The purpose of the above tables is to assist the investor in understanding the various costs and expenses they will bear directly or indirectly in owning shares of each Fund.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


         The following financial highlights are derived from the financial statements of Voyageur Mutual Funds, Inc. - National High Yield Municipal Bond Fund and have been audited by Ernst & Young LLP, independent auditors for the year ended December 31, 1997 and by the Fund's previous independent auditors for the prior fiscal periods. The data for the most recent fiscal year should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Mutual Funds, Inc. upon request at no charge.

         Effective with the close of business on November 8, 1996, the Fund acquired the assets and assumed all identified liabilities of Great Hall National Tax-Exempt Fund in a tax-free exchange by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund represents the financial history of Great Hall National Tax-Exempt Fund.

--------------------------------------------------------------------------------


                                                                                                         CLASS A SHARES
                                                                           ---------------------------------------------------------
                                                                Period
                                                    Year        8/1/96
                                                    Ended       through
                                                 12/31/97(1)  12/31/96(2)    7/31/96      7/31/95      7/31/94       7/31/93
Net Asset Value, Beginning of Period...........   $ 10.40      $ 10.19      $ 10.17       $ 10.17      $ 10.50      $ 10.22

Income from Investment Operations
     Net Investment Income.....................     0.648        0.260        0.625         0.648        0.624        0.652
Net Realized and  Unrealized Gain
   (Loss) From Investments.....................     0.390        0.210        0.148         0.045       (0.313)       0.280
                                                  -------      -------      -------       -------      -------      -------
Total From Investment Operations...............     1.038        0.470        0.773         0.693        0.311        0.932
                                                  -------      -------      -------       -------      -------      -------
Less Dividends and Distributions
Dividends From Net Investment Income...........    (0.647)      (0.260)      (0.625)       (0.648)      (0.624)      (0.652)
Distributions From Net Realized Gain
  (Loss) on Investments........................    (0.071)        none       (0.128)       (0.045)      (0.017)        none
Total Dividends and Distributions..............    (0.718)      (0.260)      (0.750)       (0.690)      (0.640)      (0.650)

Net Asset Value, End of Period.................   $ 10.72      $ 10.40      $ 10.19       $ 10.17      $ 10.17      $ 10.50
                                                  =======      =======      =======       =======      =======      =======
Total Return(3)................................     10.32%        4.52%        7.78%         7.16%        2.99%        9.45%

Ratio and Supplemental Data
Net Assets at End of Year (000s omitted).......   $55,458      $59,105      $63,460       $66,357      $72,172      $58,048
Ratio of Expenses to Average
    Net Assets.................................      0.84%        0.87%(4)     0.85%         0.79%        0.91%        1.01%
Ratio of Expenses to Average Net Assets
    Prior to Expense Limitation................      1.12%        1.07%(4)     0.96%         0.90%        1.01%        1.24%
Ratio of Net Investment Income to
   Average Daily Net Assets....................      6.15%        6.06%(4)     6.10%         6.45%        5.98%        6.32%
Ratio of  Net Investment Income to Average Net
   Assets Prior to Expense Limitation..........      5.87%        5.86%(4)     5.99%         6.34%        5.88%        6.09%
Portfolio Turnover Rate........................        45%           8%           0%            8%          28%          16%
                                                  ----------------------------------------------------------------------------------

[RESTUB TABLE]

                                                                           Year Ended
                                                   7/31/92      7/31/91      7/31/90      7/31/89     7/31/88
Net Asset Value, Beginning of Period...........   $  9.65      $  9.63       $  9.68     $  9.25     $  9.31

Income from Investment Operations
Net Investment Income..........................     0.703        0.697         0.669       0.692       0.714
Net Realized and Unrealized Gain
    (Loss) From Investments....................     0.570        0.020        (0.050)      0.430      (0.060)
                                                  -------      -------       -------     -------     -------
Total From Investment Operations...............     1.273        0.717         0.619       1.122       0.654
                                                  -------      -------       -------     -------     -------
Less Dividends and Distributions
Dividends From Net Investment Income...........    (0.703)      (0.697)       (0.669)     (0.692)     (0.714)
Distributions From Net Realized Gain
  (Loss) on Investments........................      none         none          none        none        none
Total Dividends and Distributions..............    (0.703)      (0.697)       (0.669)     (0.692)     (0.714)

Net Asset Value, End of Period.................   $ 10.22      $  9.65       $  9.63     $  9.68     $  9.25
                                                  =======      =======       =======     =======     =======
 Total Return(3)...............................     13.84%        7.76%         6.69%      12.55%       7.35%

Ratio and Supplemental Data
Net Assets at End of Year (000s omitted).......   $43,166      $46,812       $36,439     $34,519     $23,190
Ratio of Expenses to Average
    Net Assets.................................      0.84%        0.96%         1.23%       1.02%       0.68%
Ratio of Expenses to Average Net Assets
    Prior to Expense Limitation................      1.14%        1.26%         1.23%       1.20%       1.21%
Ratio of Net Investment Income to
   Average Daily Net Assets....................      7.15%        7.26%         6.99%       7.36%       7.71%
Ratio of  Net Investment Income to Average Net
   Assets Prior to Expense Limitation..........      6.85%        6.96%         6.99%       7.18%       7.18%
Portfolio Turnover Rate........................        15%          14%           33%         16%         20%

----------------------------
(1) Effective May 1, 1997, the Manager replaced Voyageur Fund Managers, Inc.
    as the Fund's investment manager.
(2) On November 6, 1996, the Fund's shareholders approved a change of investment adviser from I.F.G. Asset Management Services, Inc. to Voyageur Fund Managers, Inc.
(3) Total investment return is based on the change in net asset value on a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than 12 months have not been annualized.
(4) Annualized.


                                                                        Class B Shares                     Class C Shares

                                                                                       Period                  Period
                                                                Year                 12/18/96(1)             5/26/97(1)
                                                                Ended                  through                through
                                                             12/31/97(2)               12/31/96               12/31/97
Net Asset Value, Beginning of Period.................          $10.40                  $ 10.37                 $10.44

Income From Investment Operations
Net Investment Income................................           0.534                    0.010                  0.315
Net Realized and Unrealized Gain
       (Loss) from Investments.......................           0.433                    0.030                  0.391
Total From Investment Operations.....................           0.967                    0.040                  0.706

Less Dividends and Distributions
Dividends From Net Investment Income (Loss)..........          (0.566)                  (0.010)                (0.335)
Distributions From Net Realized Gain
        (Loss) on Investments........................          (0.071)                    none                 (0.071)
Total Dividends and Distributions....................          (0.637)                  (0.010)                (0.406)

Net Asset Value, End of Period.......................          $10.73                   $10.40                 $10.74
                                                               ------                   ------                  ------
Total Return(3)......................................            9.57%                    0.43%                  6.88%

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)............          $3,573                      $88                 $1,220
Ratio of Expenses to Average Net Assets..............            1.56%                    1.45%(4)               1.62%(4)
Ratio of Expenses to Average Net Assets
       Prior to Expense Limitation...................            1.84%                    1.66%(4)               1.90%(4)
Ratio of Net Investment Income to
       Average Net Assets............................            5.43%                    4.65%(4)               5.37%(4)
Ratio of Net Investment Income to Average
       Net Assets Prior to Expense Limitation........            5.15%                    4.44%(4)               5.09%(4)
Portfolio Turnover Rate ...................................        45%                       8%                    45%

--------------------------
(1) Commencement of operations.
(2) Effective May 1, 1997, the Manager replaced Voyageur Fund Managers, Inc.
    as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value on a share during the period and assumes reinvestment of distributions at net asset value does not reflect the impact of a sales charge. Total return for periods less than 12 months have not been annualized.
(4) Annualized.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.

SUITABILITY
         The Fund may be suitable for investors interested in high current income flow exempt from federal income tax. The net asset value of each Class may fluctuate in response to the condition of individual municipalities and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.

         The types of securities in which the Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. Investors should consider asset value fluctuation, as well as yield, in making an investment decision. While investments in unrated, lower-rated and restricted securities have the potential for higher yields, they are more speculative and increase the credit risk of the Fund's portfolio. Changes in the market value of the portfolio securities will not affect interest income from such securities, but will be reflected in the Fund's net asset value. Investors should be willing to accept the risks, including the risk of net asset value fluctuations, associated with investing in these securities.

                                      * * *

         Ownership of shares of the Fund can reduce the bookkeeping and administrative inconvenience that is typically connected with direct purchases of the type of securities in which the Fund invests.

         An investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. Delaware Investments offers funds, generally available through registered dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
         The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations, the interest on which is exempt from regular federal income tax. The Fund may invest without limit in securities that generate interest that is an item of tax preference for purposes of federal alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if the Manager determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.

         In normal market or economic situations, the Fund will invest at least 65% of its total assets in medium-and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B-(inclusive) by S&P, Baa and B3 (inclusive) by Moody's , or BBB and B- (inclusive) by Fitch , or Municipal Obligations determined by the Manager to be of comparable quality.

         Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by the Manager to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated tax-exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

         The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, or in municipal securities determined by the Manager to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by the Manager to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to this Prospectus for a description of Municipal Obligations ratings.

         Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See Risk Considerations, below. There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See Taxes.

         At times the Manager may judge that conditions in the markets for medium- and lower-grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by the Manager to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Manager may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See Taxes.

         The Fund may invest without limitation in short-term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

Diversification
         The Fund is a nondiversified investment company. This means that the Manager has the flexibility to invest as much as 50% of the Fund's assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of the Fund's assets is invested in the securities of a single issuer. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government, its agencies or instrumentalities. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may increase or decrease more rapidly than if the Fund were fully diversified. If the Fund were to invest more than 5% of its assets in a single issuer, the Fund would be affected more than a fully-diversified fund in the event that issuer encountered difficulties in satisfying its financial obligations.

RISK CONSIDERATIONS


General
          The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Special Risks Considerations Regarding Medium- and Lower-Grade Municipal Obligations
          The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.

          The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligations in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium-and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero-coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.

          Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium- and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

          To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Manager has contracted with Muller Data Corporation as pricing agent and the Manager is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium- and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

          The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, (the "Code") requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

          The Fund's investment advisor seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. The Manager may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Manager monitors the issuers of Municipal Obligations held in the Fund's portfolio on an ongoing basis.

          Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower-rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Manager than is the case for an investment company which invests primarily in exchange listed higher-grade securities.

                                   *  *  *

          The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act.

          For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations in this Prospectus. Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
          The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware
Investments family.


SHAREHOLDER PHONE DIRECTORY

Investor Information Center
          800-523-4640
          Fund Information; Literature Price; Yield and Performance Figures

Shareholder Service Center
          800-523-1918
          Information on Existing Regular Investment Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
          800-362-FUND
          (800-362-3863)

Performance Information
          You can call the Investor Information Center at any time for current performance information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

Shareholder Services
          During business hours, you can call Delaware Investments' Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds available from the Delaware Investments family.

Delaphone Service
          Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds available from the Delaware Investments family. Delaphone is available seven days a week, 24 hours a day.


Statements and Confirmations
          You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
          If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
          Each year, Mutual Funds, Inc. will mail to you information on the tax status of your dividends and distributions.

Dividend Payments
          Dividends, capital gains and other distributions, if any, are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another fund in the Delaware Investments family with a different investment objective, subject to certain exceptions and limitations.

          For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine(SM) Services
          Delaware Investments offers the following services for fast and convenient transfer of funds between your personal bank account and your fund account.

1. MoneyLine(SM) Direct Deposit Service
          If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange.

2. MoneyLine(SM) On Demand
          You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to calculation of net asset value on that day, normally 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

          For each MoneyLine(SM) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

Right of Accumulation
         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds available from the Delaware Investments family. See Classes of Shares.

Letter of Intention
          The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of fund shares available from the Delaware Investments family over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
         The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege
         The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds available from the Delaware Investments family, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Wealth Builder Option
         You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds available from the Delaware
Investments family. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Financial Information about the Fund
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Mutual Funds, Inc.'s fiscal year ends on December 31.

CLASSES OF SHARES

Alternative Purchase Arrangements
         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.

         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares automatically will be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 0.25% 12b-1 Plan fee for the Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

         The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the durability of the annual 12b-1 Plan expenses to which each of these classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b-1 Distribution Plans under Management of the Fund.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

          The NASD has adopted certain rules relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
         Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.75%. See Calculation of Offering Price and Net Asset Value Per Share.

          Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                                 Class A Shares
--------------------------------------------------------------------------------

                                                                      Dealer's
                                                                   Commission(1)
                                  Front-End Sales Charge  as % of      as % of
                                     Offering           Amount       Offering
Amount of Purchase                     Price          Invested(2)       Price
--------------------------------------------------------------------------------

Less than $100,000                    3.75%              3.92%         3.25%

$100,000 but  under $250,000          3.00               3.08          2.50

$250,000 but  under $500,000          2.50               2.52          2.00

$500,000 but  under $1,000,000(3)     2.00               2.05          1.75

(1) Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

(2) Based upon the net asset value of Class A Shares as of the Fund's most recent fiscal year.

(3) There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a 1% Limited CDSC apply upon redemption of such shares.




--------------------------------------------------------------------------------
The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive. From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on the Delaware Investments family's products and services and who increase sales of fund in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933 (the "1933 Act").
--------------------------------------------------------------------------------

        For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                                                         Dealer's Commission
                                                         (as a percentage of
        Amount of Purchase                                amount purchased)

        Up to $2 million                                        1.00%
        Next $1 million up to $3 million                        0.75
        Next $2 million up to $5 million                        0.50
        Amount over $5 million                                  0.25

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other funds in the Delaware
 Investments family as to which a Limited CDSC applies may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other funds in the Delaware Investments family will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

         Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
         By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of the other funds available from the Delaware Investments family, except as noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other fund holdings in the Delaware Investments family. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other fund holdings in the Delaware Investments family. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a fund in the Delaware Investments family that does carry a front-end sales charge or CDSC.

         This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

         It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

         Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative -Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege or the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds available from the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds available from the Delaware Investments family at net asset value.

         The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

          All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, as the case may be, even if those shares are later exchanged for shares of another fund in the Delaware Investments family. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

         The following table sets forth the rates of the CDSC for Class B Shares of the Fund:
                                             Contingent Deferred
                                              Sales Charge (as a
                                                 Percentage of
                                                 Dollar Amount
         Year After Purchase Made             Subject to Charge)

                  0-2                                 4%
                  3-4                                 3%
                  5                                   2%
                  6                                   1%
                  7 and thereafter                    None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.

Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares

         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of funds in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Subject to pending amendments to the NASD's Conduct Rules , in connection with the promotion of fund shares of the Delaware Investments family, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the SEC. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

HOW TO BUY SHARES

Purchase Amounts
         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

         There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, Delaware Investments can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to the Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Mutual Funds, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application to the Fund and Class selected, to Delaware Investments at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privilege.

         Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds available from the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund available from the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other funds in the Delaware

Investments family. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other funds in the Delaware Investments family. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.


         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Additional Methods of Adding to Your Investment
         Call the Shareholder Service Center for more information if you wish to use the following services:

1.       Automatic Investing Plan
         The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Mutual Funds, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

2.       Direct Deposit
         You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

         Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Mutual Funds, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.        MoneyLine(SM)On Demand
         Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.

4.       Wealth Builder Option
         You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Investments family. You may also elect to invest in other mutual funds available from the Delaware Investments family through the Wealth Builder Option through regular liquidations of shares in your Fund account.

         Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds available from the Delaware Investments family and invested automatically into any other account in a mutual fund in the Delaware Investments family that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which the exchanges are made. See Redemption and Exchange.
5.       Dividend Reinvestment Plan
         You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds available from the Delaware Investments family, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of the Fund or of other funds in the Delaware Investments family are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other funds in the Delaware Investments family or into Class C Shares of the Fund or of other funds in the Delaware Investments family are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

         Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund available from the Delaware Investments family, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds available from the Delaware Investments family which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds available from the Delaware Investments family which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.

PurchasePrice and Effective Date
         The offering price and net asset value of the Class A Shares, Class B Shares and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase is the date the order is received by the Fund in which the shares are being purchased, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds available from the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts.
No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, equity funds, bond funds, or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Investments family will best meet your changing objectives, and the consequences of any exchange transaction. You may also call Delaware Investments directly for fund information.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.


         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.


         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds available from the Delaware Investments family (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this

Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

         Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund available from the Delaware Investments family, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).


         The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine(SM) On Demand
         Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds available from the Delaware Investments family under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


Systematic Withdrawal Plans
         This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

                                      * * *

         Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that

(DVNF-ABC)

purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

         The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares, below.

         For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of ^ Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of ^ Class A Shares even if those shares are later exchanged for shares of another fund in the Delaware ^ Investments family and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another fund in the Delaware ^ Investments family will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under How to Buy Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.

         The Fund's dividends are declared daily and paid monthly. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Distributions from net realized securities profits, if any, will be distributed once a year.

         Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


         Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B Shares and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.
         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any payment by check of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

         On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect the Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets. The Fund is treated as a separate entity for federal income tax purposes.

         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. No portion of the Fund's dividends will be eligible for the dividends-received deduction for corporations.

         Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of
1997

         The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the Fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.

         Mutual Funds, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund available from the Delaware Investments family.
Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund ^ available from the Delaware Investments family and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

         Each year, Mutual Funds, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.
         The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
         Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.

         See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Mutual Fund, Inc.'s Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Mutual Funds, Inc.'s Board of Directors. See Determining Offering Price and Net Asset Value in Part B.

         Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

         The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes.

MANAGEMENT OF THE FUND

Directors
         The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

Investment Manager
         The Manager furnishes investment management services to the Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 1997, the Manager and its affiliates within the Delaware Investments family, including Delaware International Advisers Ltd., were managing in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

         Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National, as a result of Lincoln National's acquisition of DFG.


         Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned," as that term is defined by the 1940 Act, and the previous agreement therefore was terminated upon the completion of the acquisition. The Board of Directors of the Fund unanimously approved a new investment advisory agreement at the meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved the investment advisory agreement with the Manager to become effective after the close of business on April 30, 1997, the date the acquisition was completed.
         The Manager administers the affairs of and is ultimately responsible for the investment management of the Fund under an Investment Management Agreement with Mutual Funds, Inc. on behalf of the Fund dated April 30, 1997. Under the Investment Management Agreement for the Fund, the Manager is paid an annual fee equal to 0.65% of the average daily net assets of the Fund.
The directors annually review fees paid to the Manager.

         The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998. The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
         Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of the Fund, assumed primary responsibility for making the day-to-day investment decisions for the Fund on May 1, 1997. Mr. Coyne is a graduate of Harvard University with an MBA from University of Pennsylvania's Wharton School. Prior to joining Delaware Investments' fixed-income department in 1990, Mr. Coyne was a manager at Kidder, Peabody & Co. Inc's trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined Delaware Investments in 1997. He holds a bachelor's degree from Boston University and an MBA in Finance at the State University of New York in Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

         In making such investment decisions for the Fund, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware Investments' fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of the Funds and each of the other funds in the Delaware Investments family. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at Delaware Investments from 1981-1985. He returned to Delaware Investments in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.

Portfolio Trading Practices
         The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. A turnover rate of 100% would occur if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.

         The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Investments family in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
         From time to time, the Fund may quote yield or total return performance of the Classes in advertising and other types of literature.

         The current yield for each Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- or ten-year, and life-of-the-fund periods, as applicable.
The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.

         Yield and net asset value fluctuate over time and are not guaranteed. Past performance should not be considered as a representative of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor of the Fund's shares under a Distribution Agreement with Mutual Funds, Inc. dated as of March 1, 1997.

         Mutual Funds, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). Each Plan permits the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.
         These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the 12b-1 plan fees of its respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Mutual Funds, Inc.


         The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The aggregate fees paid by the Fund from the assets of its Classes to the Distributor and others under the Plans may not exceed (i) 0.25% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. Class A Shares, Class B Shares and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.



         While payments pursuant to the Plans may not exceed 0.25% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Mutual Funds, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund pursuant to an amended and restated agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

         The directors of Mutual Funds, Inc. annually review service fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

                                     * * *
         As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Mutual Funds, Inc. is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.


Expenses
         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement.

         In connection with the merger transaction described above, the Manager has agreed for the period from May 1, 1997 through April 30, 1999, to voluntarily waive that portion, if any, of the annual management fees payable by the Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 plan fees, interest expense, taxes, brokerage fees and commissions) do not exceed, on an annual basis, 1.00% of the average daily net assets of each Class of the Fund. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser. The Manager and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily pay or reimburse certain other of the Fund's expenses. See Summary of Expenses for current fee waivers and reimbursements.

         The ratios of expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares of the Fund for the fiscal year ended December 31, 1997 were 0.84%, 1.56% and 1.62%. The expense ratio of each Class reflects the impact of its 12b-1 Plan and the fee waivers and payments by the Manager and Voyageur. Without these waivers and payments, the ratio of operating expenses to average daily net assets would have been 1.12% for Class A Shares, 1.84% for Class B Shares and 1.90% for Class C Shares.


Shares
         Mutual Funds, Inc. is an open-end management investment company. The Fund's portfolio of assets is non-diversified as defined by the 1940 Act. Commonly known as a mutual fund, Mutual Funds, Inc. was organized as a Minnesota corporation in April 1993. In addition to the Fund, Mutual Funds, Inc. presently offers seven other series of shares, the Delaware-Voyageur Tax-Free Iowa Fund, Delaware-Voyageur Tax-Free Wisconsin Fund, Delaware-Voyageur Tax-Free Idaho Fund, Delaware-Voyageur Tax-Free Arizona Fund, Delaware-Voyageur Tax-Free California Fund, Delaware-Voyageur Tax-Free New York Fund and Delaware-Voyageur Minnesota High Yield Municipal Bond Fund. Fund shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. Each fund will vote separately on any matter which affects only that fund. Shares of each fund have a priority over shares of any other Mutual Funds, Inc. in the assets and income of that fund.

         All shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of Mutual Funds, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Minnesota law, Mutual Funds, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act.

         Shares of each Class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund. The shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to Class A Shares.

         Beginning June 9, 1997, the name of Voyageur National High Yield Municipal Bond Fund changed to National High Yield Municipal Bond Fund.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

Municipal Obligations
         As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.

         Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

         Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

         Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limitation. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the SEC. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by Mutual Funds, Inc.'s Board of Directors. Under these guidelines, the Fund's investment adviser will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See Municipal Obligations under Investment Restrictions and Policies in Part B.

         The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or trust certificates ("custodial receipts") underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt or trust certificate, the Fund may be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

         In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

         The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts or trust certificates may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts or trust certificates may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts or trust certificates which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.


Illiquid Securities
         The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

         The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Manager deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

         Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act, historically have been considered illiquid by the staff of the SEC. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by the Fund's investment adviser subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See Illiquid Investments under Investment Restrictions and Policies ^ in Part B.

Forward Commitments
                                      -45-

         New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's Manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements
         The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.

         In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by Mutual Funds, Inc.'s Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e. the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements
         The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

Options and Futures
         The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See Options and Futures under Investment Restrictions and Policies in Part B. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by ^ Mutual Funds, Inc.'s Board of Directors.

Options on Securities
         The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.

         A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix A - General Characteristics and Risks of Options and Futures in Part B. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix A - General Characteristics and Risks of Options and Futures in Part B for a further discussion of the general characteristics and risks of options.

         Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (a) dependence on the Manager's ability to predict correctly movements in the direction of interest rates and security prices; (b) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (c) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See Risks of Transactions in Futures Contracts and Options under Investment Restrictions and Policies and Appendix A - General Characteristics and Risks of Options and Futures in Part B for further discussion and for a discussion of closing transactions and other risks.

Futures Contracts and Options on Futures Contracts
         The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. The successful use of such instruments draws upon the Manager's experience with respect to such instruments and usually depends upon the Manager's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.

         The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable SEC releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission ("CFTC") currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see Taxes in Part B. For a further discussion of the general characteristics and risks of futures, see Appendix A - General Characteristics and Risks of Options and Futures in Part B.

Concentration Policy
         As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see Concentration Policy under Investment Restrictions and Policies in Part B.

         Mutual Funds Inc.'s Board may change any of the foregoing policies that are not specifically designated fundamental.


Investment Restrictions
         The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in Part B. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See Investment Restrictions under Investment Restrictions and Policies in Part B.

         The Fund also has a number of non-fundamental investment restrictions which may be changed by Mutual Funds, Inc.'s Board of Directors without shareholder approval. These include restrictions providing that the Fund may not
(i) invest more than 5% of its total assets in securities of any single investment company, (ii) invest more than 10% of its total assets in securities of two or more investment companies, (iii) invest more than 15% of its net assets in illiquid securities or (iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.


                                     * * *

         Part B describes certain of these investment policies and risk considerations. Part B also sets forth other investment policies, risk considerations and more specific investment restrictions.

APPENDIX A -- RATINGS

         The following table sets forth the weighted average percentage of total investments with respect to the portfolio of the Fund during the year ended as of December 31, 1997.

--------------------------------------------------------------------------------
Moody's Rating       Aaa     Aa    A     Baa      Ba     B     Unrated
(S&P Rating)         (AAA)   (AA)  (A)   (BBB)    (BB)   (B)   Bonds       Total
================================================================================

National High Yield
Municipal Bond Fund   --     3%     5%    23%      2%    0%    67%         100%
================================================================================

Earnings and Dividend Rankings for Common Stocks
         Standard & Poor's Ratings Group. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


    A+   Highest              B+  Average              C    Lowest
    A    High                 B   Below Average        D    In Reorganization
    A-   Above Average        B   Lower


          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

Bonds

         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1","2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's Ratings Group and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

Moody's Investors           Aaa          Highest quality, smallest degree of investment risk.
Service, Inc.               Aa           High quality; together with Aaa bonds, they compose the high-grade bond group
                            A            Upper-medium-grade obligations; many favorable investment
                                         attributes.
                            Baa          Medium-grade obligations; neither
                                         highly protected nor poorly secured.
                                         Interest and principal appear adequate
                                         for the present, but certain protective
                                         elements may be lacking or may be
                                         unreliable over any great length of
                                         time.
                            Ba           More uncertain with speculative elements.  Protective of interest and principal payments not well safeguarded in good and bad times.
                            B            Lack characteristics of desirable
                                         investment; potentially low assurance
                                         of timely interest and principal
                                         payments or maintenance of other
                                         contract terms over time.
                            Caa          Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                            Ca           Speculative in high degree; could be in default or have other marked shortcomings.
                            C            Lowest rated.  Extremely poor prospects of ever attaining investment standing.

Standard & Poor's           AAA          Highest rating; extremely strong capacity to pay principal and interest.
Ratings Group               AA           High quality; very strong capacity to pay principal and interest.

                            A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                            BBB          Adequate capacity to pay principal and
                                         interest; normally exhibit adequate
                                         protection parameters, but adverse
                                         economic conditions or changing
                                         circumstances more likely to lead to
                                         weakened capacity to pay principal and
                                         interest than for higher-rated bonds.
                            BB, B,       Predominantly speculative with respect to the issuer's capacity to meet
                            CCC, CC      required interest and principal payments. BB-lowest degree of speculation; CC-the highest degree of speculation.  Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                            D            In default.

Fitch IBCA, Inc.            AAA          Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
                            AA           Very high quality; obligor's ability to
                                         pay interest and repay principal is
                                         very strong. Because bonds rated in the
                                         AAA and AA categories are not
                                         significantly vulnerable to foreseeable
                                         future developments, short-term debt of
                                         these issuers is generally rated F-1+.
                            A            High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
                            BBB          Satisfactory credit quality; obligor's
                                         ability to pay interest and repay
                                         principal is considered adequate.
                                         Unfavorable changes in economic
                                         conditions and circumstances are more
                                         likely to adversely affect these bonds
                                         and impair timely payment. The
                                         likelihood that the ratings of these
                                         bonds will fall below investment grade
                                         is higher than for higher-rated bonds.
                            BB,          Not investment grade; predominantly speculative with respect to the
                            CCC,         issuer'scapacity to repay interest and repay principal in accordance with
                            CC, C        the terms of the obligation for bond issues not in default.  BB is the least speculative.  C is the most speculative.


Commercial Paper

Moody's                              S&P                                Fitch

P-1          Superior                A-1+       Extremely strong        F-1+     Exceptionally strong quality
             quality                            quality
                                     A-1        Strong quality          F-1      Very strong quality

P-2          Strong quality          A-2        Satisfactory quality    F-2      Good credit quality

P-3          Acceptable quality      A-3        Adequate quality        F-3      Fair quality
                                     B          Speculative quality     F-S      Weak credit quality
                                     C          Doubtful quality

State and Municipal Notes

Moody's                              S&P                                Fitch

MIG1/
VMIG1        Best quality            SP1+       Very strong quality     F-1+     Exceptionally strong quality
                                     SP1        Strong grade            F-1      Very strong quality

MIG2/
VMIG2        High quality            SP2        Satisfactory grade      F-2      Good credit quality

MIG3/
VMIG3        Favorable quality                                          F-3      Fair credit quality

MIG4/
VMIG4        Adequate quality

SG           Speculative quality     SP3        Speculative grade       F-S      Weak credit quality


Preferred Stock Rating

Moody's Investors           Aaa          Considered to be a top-quality preferred stock.  This rating indicates Service,
Inc.                                     good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
                            Aa           Considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
                            A            Considered to be an upper-medium grade
                                         preferred stock. While risks are judged
                                         to be somewhat greater than in the
                                         "aaa" and "aa" classifications,
                                         earnings and asset protection are,
                                         nevertheless, expected to be maintained
                                         at adequate levels.

                            Baa          Considered to be medium-grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
                            Ba           Considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.
                            B            Generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
                            Caa          Likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.
                            Ca           Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
                            C            The lowest rated class of preferred or
                                         preference stock. Issues so rated can
                                         be regarded as having extremely poor
                                         prospects of ever attaining any real
                                         investment standing.

Standard & Poor's           AAA          Has the highest rating that may be assigned by Standard& Poor's to a
Ratings Group                            preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
                            AA           Qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."
                            A            Backed by a sound capacity to pay the
                                         preferred stock obligations, although
                                         it is somewhat more susceptible to the
                                         adverse effects of changes in
                                         circumstances and economic conditions.
                            BBB          Regarded as backed by an adequate
                                         capacity to pay the preferred stock
                                         obligations. Whereas it normally
                                         exhibits adequate protection
                                         parameters, adverse economic conditions
                                         or changing circumstances are more
                                         likely to lead to a weakened capacity
                                         to make payments for a preferred stock
                                         in this category than for issues in the
                                         "A" category.
                            BB,B,        Regarded, on balance, as predominantly speculative with respect to the
                            CCC          issuer's capacity to pay preferred stock obligations.  "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
                            CC           Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
                            C            A non-paying issue.
                            D            A non-paying issue with the issuer in default on
                                         debt instruments.
                            NR           Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                  APRIL 30, 1998
--------------------------------------------------------------------------------
VOYAGEUR MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------
1818 Market Street
Philadelphia, PA  19103
--------------------------------------------------------------------------------
For Prospectus and Performance of Class A Shares, Class B Shares and
Class C Shares:
         Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares:
         (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
Cover Page
--------------------------------------------------------------------------------
Investment Restrictions and Policies
--------------------------------------------------------------------------------
Accounting and Tax Issues
--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------
Trading Practices and Brokerage
--------------------------------------------------------------------------------
Purchasing Shares
--------------------------------------------------------------------------------
Investment Plans
--------------------------------------------------------------------------------
Determining Offering Price  and Net Asset Value
--------------------------------------------------------------------------------
Redemption and Repurchase
--------------------------------------------------------------------------------
Distributions and Taxes
--------------------------------------------------------------------------------
Investment Management Agreement
--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------
Appendix  A -- General Characteristics and Risks of Options and Futures
--------------------------------------------------------------------------------
Financial Statements
--------------------------------------------------------------------------------

         Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of Mutual Funds, Inc.'s registration statement) describes Delaware-Voyageur Minnesota High Yield Municipal Bond Fund series (the "Fund") of Mutual Funds, Inc. The Fund offers Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively the "Classes").

         Class B Shares and Class C Shares of the Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 3.75% and annual 12b-1 Plan expenses of up to 0.25%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund's Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class C Shares for the life of the investment.

         This Part B supplements the information contained in the current Prospectus for the Fund dated April 30, 1998 as it may be amended from time to time. It should be read in conjunction with the Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

         All references to "shares" in this Part B refer to all Classes of shares of the Fund, except where noted.

INVESTMENT RESTRICTIONS AND POLICIES


Investment Restrictions
         The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:


         (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

         (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.


         (5) Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


         (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current Prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

         (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

         (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (3) Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

         (4) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

         The investment objectives, policies and restrictions of the Fund are set forth in the Prospectus. Certain additional investment information is set forth below.

Diversification
         Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, amended (the "Code") as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a state or a political subdivision thereof pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or a political subdivision thereof are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.
         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U. S. government securities will be treated as investments in U. S. government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.


Municipal Obligations
         Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which

Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a State's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.


         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch"), or Standard & Poor's Ratings Group ("S&P") for Municipal
Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Part B. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, Delaware Management Company (the "Manager"), the Fund's investment manager, will subject these securities to other evaluative criteria prior to investing in such securities.


Floating and Variable Rate Demand Notes
         Variable rate master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Fund's Manager under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.


Escrow Secured Bonds or Defeased Bonds
         Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a
 AAA rating from S&P, Moody's and Fitch.


State or Municipal Lease Obligations
         Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.


         The United States Constitution and the statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.


Concentration Policy
         As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.


         Housing Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         Health Care Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         Utility Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         Transportation Obligations. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Education Obligations. The Fund may, from time to time, invest 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Industrial Revenue Obligations. The Fund may, from time to time, invest 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         Other Risks. The exclusion from gross income for purposes of federal income taxes and the personal income taxes of Minnesota for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Taxable Obligations
         As set forth in the Fund's Prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and Minnesota state income taxation.

Government Obligations
         The Fund may invest in securities issued or guaranteed by the U. S. government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U. S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U. S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U. S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U. S. government provides financial support to such U. S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

Repurchase Agreements
         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow funds the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.


Other Taxable Investments
         The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Options
         The Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.


         The Fund may invest in options that are either listed on a national securities exchange (an "Exchange") or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid securities.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.


         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirety offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.


         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.


         C. Purchasing Put Options--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures
         Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.


         In addition, when the Fund engages in futures transactions, to the extent required by the Securities and Exchange Commission (the "SEC"), it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.


         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Risks of Transactions in Futures Contracts and Options.
         Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.


         Successful use of futures contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


         Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.


         Positions in futures contracts may be closed only on an Exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.


         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.


         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although the Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.


         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


         The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when Voyageur believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. Voyageur anticipates that options on Municipal Obligations will consist primarily of OTC options.

Illiquid Investments
         The Fund may invest no more than 15% of the value of its net assets in illiquid securities.


         The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund.

         While maintaining oversight, Mutual Funds, Inc.'s Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Special Factors Affecting the Fund
         The following information is a brief summary of Minnesota factors affecting the Fund and does not purport to be a complete description of such factors. The financial condition of Minnesota, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, Minnesota faces numerous forms of litigation seeking significant damages which, if awarded, could adversely affect the financial situation of Minnesota or issuers located in therein. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Minnesota. The following information is based primarily upon information derived from public documents relating to securities offerings of issuers of such states and other historically reliable sources, but has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of the shares of the Fund may fluctuate due to factors such as changes in interest rates, matters affecting Minnesota or for other reasons.


         General Economic Conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. In November 1997, the state's unemployment rate, on a seasonally adjusted basis, was 2.8%, down 1.2 percentage points from the 4.0% observed one year earlier. The unemployment rate was well below the national rate of 4.6%. Payroll employment in Minnesota grew by 53,000 jobs during the 1997 fiscal year. Employment in fiscal year 1997 grew by 2.2%, the same rate as the

U.S. average. At present, the state's most serious economic challenge is ensuring there will be sufficient workers to fill the jobs currently being generated.

         Personal income in Minnesota is now estimated to have grown at a 6.6% annual rate during fiscal year 1997, well above the national average of 5.3%. Wage growth was strong, but as in neighboring Midwestern states, all of whom also had strong growth in personal income, the agricultural sector was a major contributor. Prices were higher than average, yields were strong, and federal farm program payments under the 1996 farm bill were much larger than they would have been under the previous program.

         Personal income in Minnesota is forecast to grow by 5.0% during the 1998 fiscal year, slightly below the average rate forecast for the nation. Payroll employment is expected to grow at a 2.1% annual rate, consistent with the national average . Wage and salary income growth, however, is projected to lag the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Farm income in the 1998 fiscal year is also forecast to be down from the high levels reported during fiscal year 1997 since commodity prices have returned to more normal levels.

         Revenue and Expenditures. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

         During fiscal year 1997, the total fund balance, on a GAAP basis, for the General Fund increased by $66.9 million to $1.486 billion. At June 30, 1997, the unreserved, undesignated portion of the fund balance reflected a positive balance of $642.3 million, after providing for a $583.5 million budgetary reserve. This compares with a $491.9 million unreserved, undesignated fund balance at the end of fiscal year 1996 with a $570 million budgetary reserve. On a budgetary basis, the June 30, 1997, unrestricted (undesignated) fund balance for the General Fund was $812.7 million, compared with a balance of $506 million at the end of 1996.

         General Fund revenues and transfers-in totaled $10.412 billion for fiscal year 1997, up 8% from those for fiscal year 1996. General Fund expenditures and transfers-out for the year totaled $9.926 billion, an increase of 3% from the previous year. Of this amount, $6.917 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

         The Minnesota Department of Finance November 1997 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1999 with a $453 million surplus, plus a $350 million cash flow account balance, a $522 million budget reserve and $93 million in other dedicated accounts. Revenues for the 1998-99 biennium are forecast at $21.045 billion. Total General Fund expenditures and transfers for the biennium are projected to be $20.7 billion. The forecast balance for the General Fund is $1.36 billion for the 1998-99 biennium.

         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Obligations that are held by the Fund or the value or marketability of such obligations.


         The state issued $170.0 million of new general obligation bonds, and $172.1 million of general obligation bonds were redeemed during 1997, leaving an outstanding balance of $2.2 billion. Moody's and Fitch's rates Minnesota general obligation bonds Aaa and AAA, respectively. In August 1997, S&P upgraded the state's general obligation bond rating to AAA from AA+.


         Recent Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Obligations that are held by the Fund. See Dividends and Distributions, and Minnesota State Taxation under Taxes in the Prospectus.

ACCOUNTING AND TAX ISSUES


         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.


         Other Tax Requirements -- The Fund has qualified, and intends to continue to qualify, as regulated investment companies under Subchapter M of the Code. The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months. This 30% rule is rescinded for tax years beginning August 5, 1997.


         The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION


         From time to time, the Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Fund.




         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                                 P(1 + T) = ERV

         Where:             P  =     a hypothetical initial purchase order of
                                     $1,000 from which, in the case of only
                                     Class A Shares, the maximum front-end sales charge is deducted;

                            T  =     average annual total return;

                            n  =     number of years; and

                          ERV  =     redeemable value of the hypothetical
                                     $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.


         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made and that all distributions are reinvested at net asset value, and with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance, as shown below, is the average annual total return quotations of each Class of the Fund through December 31, 1997, computed as described above. The average annual total return for Class

A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at December 31, 1997. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at December 31, 1997 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                             Average Annual Total Return

                                 Class A Shares           Class A Shares
                                   (at Offer)                (at NAV)
                                 --------------           --------------
          1 year ended
          12/31/97                   7.05%                     11.26%

          Period 6/4/96(1)
          through 12/31/97           7.98%                     10.63%


(1)   Date of initial public offering.

                             Average Annual Total Return

                                 Class B Shares            Class B Shares
                                (including CDSC)          (excluding CDSC)
                                ----------------          ----------------

          1 year ended
          12/31/97                   6.41%                      10.41%

          Period 6/12/96(1)
          through 12/31/97           9.07%                      11.51%


(1)   Date of initial public offering.

                             Average Annual Total Return

                                Class C Shares            Class C Shares
                               (including CDSC)          (excluding CDSC)
                               ----------------          ----------------

         1 year ended
         12/31/97                   9.41%                      10.41%

         Period 6/7/96(1)
         through 12/31/97           9.90%                       9.90%

(1)   Date of initial public offering.


        As stated in the Prospectus, the Fund may also quote the current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                    a--b       6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

                Where:     a   =   dividends and interest earned during the
                                   period;

                           b   =   expenses accrued for the period (net of
                                   reimbursements);

                           c   =   the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends;

                           d   =   the maximum offering price per share on the
                                   last day of the period.


        The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields as of December 31, 1997 using this formula were 6.00%, 5.47% and 5.47% for Class A Shares, Class B Shares and Class C Shares, respectively. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC and also reflects voluntary waivers in effect during the period. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.


        The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. The taxable equivalent yield is based on current Federal marginal income tax rates combined with Minnesota marginal income tax rates. Each combined marginal rate assumes a single taxpayer and that state income taxes paid are fully deductible for purposes of computing federal taxable income. The combined marginal rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers.

        The taxable equivalent yields for each Class of the Fund for the 30-day period ended December 31, 1997 were:

                            34.12%       36.87%         41.44%          44.73%
                            ------       ------         ------          ------
         Class A             9.11%        9.50%         10.25%          10.86%
         Class B             8.30%        8.66%          9.34%           9.90%
         Class C             8.30%        8.66%          9.34%           9.90%


         These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus the stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. These yields also reflect the expense limitations in effect during the period.

        Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.


        Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

        From time to time, the Fund may also quote its Classes' actual total return performance , dividend results and other performance information in advertising and other types of literature . This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.


        Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

        The Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

        Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

        The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

        Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other Fund products, and services.

        The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

        The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class through December 31, 1997. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded.


        The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                             Cumulative Total Return
                   Minnesota High Yield Municipal Bond Fund(1)

                                       Class B       Class B                        Class C          Class C
             Class A                   Shares        Shares                         Shares           Shares
             Shares                  (including    (excluding                     (including       (excluding
           (at offer)                 CDSC)(2)        CDSC)                          CDSC)            CDSC)
           ----------                ----------    ----------                     ----------        ---------
3 months                 3 months                                3 months
ended                    ended                                   ended
12/31/97   (0.51%)       12/31/97     (0.80%)         3.20%      12/31/97            2.20%            3.20%

6 months                 6 months                                6 months
ended                    ended                                   ended
12/31/97    2.99%(3)     12/31/97      2.60%          6.60%      12/31/97            5.61%            6.61%

9 months                 9 months                                9 months
ended                    ended                                   ended
12/31/97    6.34%        12/31/97      4.84%          9.84%      12/31/97            8.84%            9.84%

1 year                   1 year                                  1 year
ended                    ended                                   ended
12/31/97    7.05%        12/31/97      6.41%         10.41%      12/31/97            9.41%           10.41%

Period                   Period                                  Period
6/4/96(4)                6/12/96(4)                              6/7/96(4)
through                  through                                 through
12/31/97   12.86%        12/31/97     14.45%         18.45%      12/31/97           15.95%           15.95%

(1)  Reflects voluntary waivers in effect during the period(s).
(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase;
     (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) For the six months ended December 31, 1997, cumulative total return for Class A Shares at net asset value was 7.00%.
(4)  Date of initial public offering.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other funds in the Delaware Investments family, investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option --that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer -Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                       Number
                                 Investment         Price Per         of Shares
                                   Amount             Share           Purchased
                                 ----------         ---------         ---------

                 Month 1            $100             $10.00              10
                 Month 2            $100             $12.50               8
                 Month 3            $100             $ 5.00              20
                 Month 4            $100             $10.00              10
                 --------------------------------------------------------------
                                    $400             $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE


          Fund transactions are executed by the Manager on behalf of the Fund in accordance with the standards described below.


         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Mutual Funds, Inc. believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds available from the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Mutual Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds available from the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute portfolio transactions.


Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. However, it is generally anticipated that the Fund's portfolio turnover rate will be less than 100%.

         The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders to the extent of any net realized capital gains. The Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions the Fund may experience a rate of portfolio turnover which could exceed 100%. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund, during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.


         During the period June 7, 1996 (date of initial sale) through December 31, 1996 and for the fiscal year ended December 31, 1997, the Fund's portfolio turnover rates were 15% and 23%, respectively.


         The Fund may hold securities for any period of time. The Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES


         The Distributor serves as the national distributor for the Fund's shares - Class A Shares, Class B Shares and Class C Shares, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Mutual Funds, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.


         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Mutual Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Mutual Funds, Inc. reserves the right to reject any order for the purchase of shares of the Fund if in the opinion of management such rejection is in the Fund's best interests.


         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%; however, lower front-end sales charges apply for larger purchases. Class A Shares are also subject to annual 12b-1 Plan expenses.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus.


         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject. Unlike Class B Shares, Class C Shares do not convert to another class.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A Shares, Class B Shares and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued in the Class A Shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Mutual Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares of the Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Front-End Sales Charge Alternative - Class A Shares in the Prospectus for a table illustrating reduced front-end sales charges. See also Special Purchase Features -- Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
          As described more fully in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected. See Front-End Sales Charge Alternative - Class A Shares in the Prospectus for the applicable schedule and further details.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived. During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus.

Plans Under Rule 12b-1
         Pursuant to Rule 12b-1 under the 1940 Act, Mutual Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. Such shares are not included in calculating the Plans' fees.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under its Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.25% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year.
Mutual Funds, Inc.'s Board of Directors may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from the Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Directors of Mutual Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Mutual Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities . Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities , as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Mutual Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Mutual Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended December 31, 1997, payments from Class A Shares, Class B Shares and Class C Shares of the Fund amounted to $32,539, $59,368 and $21,060, respectively. For the period May 1, 1997 through December 31, 1997, such amounts were used for the following purposes:

                                        A Class      B Class       C Class
                                        -------      -------       -------

Advertising                                  --           --            --
Annual/Semi-Annual Reports                 $348           --            --
Broker Trails                           $13,645      $10,238        $3,189
Broker Sales Charges                         --      $13,261       $10,860
Dealer Service Expenses                      --         $259          $157
Interest on Broker Sales Charges             --      $14,232        $2,046
Commissions to Wholesalers                  $11           --            --
Promotional-Broker Meetings              $1,015         $486          $112
Promotional-Other                       $11,851           --            --
Prospectus Printing                      $4,185           --            --
Telephone                                    --          $38           $32
Wholesaler Expenses                          --         $764            --
Other                                        --           --            --

Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares
          From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of funds in the Delaware Investments fmaily. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of fund shares in the Delaware Investments family.


Special Purchase Features--Class A Shares

Buying Class A Shares at Net Asset Value
        Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


        Current and former officers, directors and employees of Mutual Funds, Inc., any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any such class of shares of any of the other funds available from the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

        Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds available from the Delaware Investments family at net asset value.

         Mutual Funds, Inc. must be notified in advance that an investment qualifies for purchase at net asset value.

Letter of Intention
        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Mutual Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds available from the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
        In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other fund holding in the Delaware Investments family.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).


Right of Accumulation
        In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family which offer such classes (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
        Holders of Class A Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds available from the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds available from the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.


        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.

INVESTMENT PLANS

Reinvestment Plan/Open Account
        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of the Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund Class. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds available from the Delaware Investments family, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

        Subject to the following limitations, dividends and/or distributions from other funds available from the Delaware Investments family may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

Investing by Electronic Fund Transfer
        Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan -- Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                     *  *  *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Mutual Funds, Inc. for proper instructions.



Wealth Builder Option
        Shareholders can use the Wealth Builder Option to invest in the Classes through regular liquidations of shares in their accounts in other mutual funds available from the Delaware Investments family. Shareholders of the Classes may elect to invest in one or more of the other mutual funds available from the Delaware Investments family through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds available from the Delaware Investments family, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.


        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

Asset Planner
        To invest in funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial adviser, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing accounts in the Delaware Investments family into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in the Prospectus. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A Shares, Class B Shares and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds available from the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other funds in the Delaware Investments family.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


        Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.


        The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.


         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.


        The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.


        Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

        Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


        In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund , or certain other authorized persons, subject to any applicable CDSC or Limited CDSC. See Distribution and Service under Investment Management Agreement. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Fund's Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.


        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Mutual Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

        The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
        Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the Prospectus, has remained below the minimum amounts required by the Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.


                                     *  *  *

        The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.


Expedited Telephone Redemptions
        Shareholders of the Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

        In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

          1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

          2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

          Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

          To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

          If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

          Neither the Fund nor the Fund's Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.


Systematic Withdrawal Plans
          Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

          Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of a Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.


          The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.


          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in funds in the Delaware Investments family which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.


          An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

DISTRIBUTIONS AND TAXES


          The Fund declares a dividend to shareholders of each Class from net investment income on a daily basis. Dividends are declared each day the Fund is open and paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. Mutual Funds, Inc. reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


          Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

          Dividends are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


          Any distributions from net realized securities profits will be made once a year. Payment would be made during the first quarter of the next fiscal year. Such distributions will be reinvested in shares, unless the shareholders elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

          Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

          "Pre-Act long-term capital gains" or "28 percent rate gain": securities sold by the Fund before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

          "Mid-term capital gains" or "28 percent rate gain": securities sold by the Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

          "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Fund after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

          "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

          See also Accounting and Tax Issues.

INVESTMENT MANAGEMENT AGREEMENT

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors.


          The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, the Manager and its affiliates within the Delaware Investments family, including Delaware International Advisers Ltd., were managing in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

          Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holding, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Investments family.

          Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned", as that term is defined by the 1940 Act, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors of Mutual Funds, Inc. unanimously approved new advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of the Fund approved its Investment Management Agreement with Voyageur, an indirect wholly-owned subsidiary of LNC, to become effective after the close of business on April 30, 1997, the date the acquisition was completed. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for the Fund.


          The Investment Management Agreement into which the Fund's Manager has entered has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Mutual Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of Mutual Funds, Inc. or by the Manager. The Agreement will terminate automatically in the event of its assignment.

          Under its Investment Management Agreement, the Fund pays the Manager an annual fee equal to 0.65% of its average daily net assets.

          Beginning June 9, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of Class A Shares, Class B Shares and Class C Shares of the Fund (exclusive of taxes, interest, brokerage commissions, extraordinary expenses but including 12b-1 fees) do not exceed, on an annual basis, 0.30%, 1.05% and 1.05%, respectively, through December 31, 1997.

          The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in this Part B. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.


          On December 31, 1997, the total net assets of Mutual Funds, Inc. were $242,960,530.

          Investment management fees incurred by the Fund for the last 2 fiscal periods follow:

          Period                    Incurred              Paid           Waived
          ------                    --------              ----           ------

          Year Ended
          December 31, 1997         $136,823              $-0-          $136,823

          Period Ended
          December 31, 1996         $ 17,203              $-0-         $ 17,203


          Under the general supervision of the Board of Directors, the Manager makes and executes all investment decisions for the Fund. The Manager pays the salaries of all directors, officers and employees of Mutual Funds, Inc.
who are affiliated with the Manager.  The Fund pays all of its other expenses.



Distribution and Service
          The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Fund's shares under a Distribution Agreement dated March 1, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A, Class B and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.


          The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

          The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND DIRECTORS

          The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors.


          Certain officers and directors of Mutual Funds, Inc. hold identical positions in each of the other funds available from the Delaware Investments family. On February 28, 1998, Mutual Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of each Class of the Fund.

          As of February 28, 1998, management believes the following shareholders held 5% or more of the outstanding shares of a Class:

Class                               Name and Address of Account                      Share Amount        Percentage
-----                               ---------------------------                      ------------        ----------

Minnesota High Yield                Marvin J. Schmidtz                                  110,255             5.70%
Municipal Bond Fund                 1616 Rice Creek Road
Class A Shares:                     Minneapolis, MN 55432

Minnesota High Yield                Merrill Lynch, Pierce, Fenner & Smith               177,213            19.07%
Municipal Bond Fund                 For the Sole Benefit of its Customers
Class B Shares                      Attn: Fund Administration
                                    4800 Deer Lake Drive East,  Third Floor
                                    Jacksonville, FL 32246

Minnesota High Yield                Merrill Lynch, Pierce, Fenner & Smith                75,784            21.58%
Municipal Bond Fund                 For the Sole Benefit of its Customers
Class C Shares                      Attn: Fund Administration
                                    4800 Deer Lake Drive East, Third Floor
                                    Jacksonville FL 32246

                                    Bonnie D. Kersting  and                              37,626            10.71%
                                    Steven M. Kersting TTEES
                                    Bonnie D. Kersting REV TRUST
                                    17751 Layton Path
                                    Lakeville , MN 55044


          DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         As noted under Investment Management Agreement, after the close of business on April 30, 1997, Voyageur became an indirect wholly-owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DGF.


         Certain officers and directors of Mutual Funds, Inc. hold identical positions in each of the other funds available from the Delaware Investments family. Directors and principal officers of Mutual Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)
         Chairman and Director of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family and Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer and Director of DMH Corp.,
                  Delaware Distributors, Inc. and Founders Holdings, Inc. Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director/Trustee of Delaware Management Company, Inc.
                  and Delaware Management Business Trust
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer of Delaware Management Company (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Chief Investment Officer of
                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

* Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director of Mutual Funds, Inc.
                  and 33 other investment companies in the Delaware Investments family
         President and Director of Delaware Management Holdings, Inc. President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc.
         President of Lincoln Funds Corporation
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National
                  UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

 Richard G. Unruh, Jr. (58)
         Executive Vice President of Mutual Funds, Inc. and 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.
         President of Delaware Investment Advisers (a series of Delaware
                  Management Business Trust)
         Executive Vice President and Director/Trustee of Delaware Management
                  Company, Inc. and Delaware Management Business Trust Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of
                  Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. and
                  Delaware Management Business Trust
         Director of Founders CBO Corporation
         Director of HYPPCO Finance Company Ltd.
         Before returning to  Delaware  Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

David K. Downes (58)
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.
         Executive Vice President, Chief Financial Officer, Chief Administrative
                  Officer and Trustee of Delaware Management Business Trust Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and
                  Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and
                  Director of Delaware International Holdings Ltd. Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc.
         Director of Delaware International Advisers Ltd.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         460 North Gulph Road, King of Prussia, PA 19406 Board Chairman,
         Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         500 Fifth Avenue, New York, NY  10110
         Founder and Managing Director, Anthony Knerr & Associates
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         785 Park Avenue, New York, NY  10021
         Treasurer, National Gallery of Art
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         City Hall, Philadelphia, PA  19107
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402 President and Chief Executive Officer, MLM Partners, Inc.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

 Charles E. Peck (72)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         P.O. Box 1102, Columbia, MD  21044
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of Mutual Funds,
                  Inc., 33 other investment companies in the Delaware Investments family, Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc.
                  and Delaware Management Business Trust
         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company
         Senior Vice President and Director of Delaware International Holdings
                  Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
         Senior Vice President/Corporate Controller of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc. and Delaware Management Business Trust
         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation Treasurer of Lincoln Funds Corporation
         During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                  Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Senior Vice President and Manager of Investment Accounting of
                  Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

John B. Fields (52)
         Vice President/Senior Portfolio Manager of ten investment companies in the Delaware Investments family, Delaware Capital Management, Inc., Delaware Management Company, Inc, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Trustee of Delaware Management Business Trust
         Before joining Delaware Investments in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.

Elizabeth Howell (35)
         Vice President/Senior Portfolio Manager of Mutual Funds, Inc. and seven other investment companies in the Delaware Investments family and Delaware Management Company, Inc.
         Before joining  Delaware  Investments in 1997, Ms. Howell was a
                  Senior Portfolio Manager with Voyageur Fund Managers, Inc., a Portfolio Manager, Fixed Income with Windsor Financial Group, a Municipal Credit Analyst with Loomis Sayles & Co. and a Credit Analyst with Eaton Vance Management.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Mutual Funds, Inc. , the total compensation received from all funds in the Delaware Investments family for the fiscal year ended December 31, 1997, and an estimate of annual benefits to be received upon retirement under the Delaware
 Investments Retirement Plan for Directors/Trustees as of December 31,  1997.

                                                            Pension or
                                                            Retirement                                  Total
                                                             Benefits             Estimated       Compensation from
                                        Aggregate             Accrued              Annual         all 34 Investment
                                      Compensation          as Part of            Benefits          Companies in
                                      from Mutual         Mutual Funds,             Upon              Delaware
Name                                 Funds, Inc.(1)        Inc. Expenses         Retirement*        Investments(2)
----                                 --------------       --------------         -----------     ------------------
W. Thacher Longstreth                    $879                  None                $38,500             $59,827
Ann R. Leven                             $924                  None                $38,500             $65,160
Walter P. Babich                         $916                  None                $38,500             $64,160
Anthony D. Knerr                         $916                  None                $38,500             $64,160
Charles E. Peck                          $784                  None                $38,500             $56,682
Thomas F. Madison                        $879                  None                $38,500             $43,537

* Under the terms of the Delaware Investments Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund available from the Delaware Investments family for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds available from the Delaware Investments family, based on the number of funds available from the Delaware Investments family as of that date.

(1) The current Board of Directors was elected by shareholders of Mutual Funds, Inc. on April 11, 1997 and began serving on May 1, 1997. With the exception of Thomas F. Madison, none of the current directors had served on the prior Board. Compensation figures are estimates of payments for Mutual Funds, Inc.'s current fiscal year.

(2) Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds available from the Delaware Investments family are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.


         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds available from the Delaware Investments family. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.


         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


         In addition, investment advisers and dealers may make exchanges between funds available from the Delaware Investments family, on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds available from the Delaware Investments family. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.


         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.


         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds available from the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


         As described in the Fund's Prospectus, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in funds in the Delaware Investments family from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight funds in the Delaware
Investments family: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other funds in the Delaware Investments family are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in funds available from the Delaware Investments family not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).


         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                     *  *  *


         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:


         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.


         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income.


         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short-and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.


         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.


         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.


         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.


         U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.


         Delaware Group Premium Fund, Inc. offers 15 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short-and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.


         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION


         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion (SM) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers 15 different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the mutual funds in the Delaware Investments family as available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of Delaware Investments, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds available from the Delaware Investments family. Prior to May 31, 1997, Voyageur Fund Distributors, Inc. served as the national distributor for the Fund. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                      Class A Shares

                             Total
      Fiscal               Amount of           Amounts            Net
      Period             Underwriting         Reallowed       Commission
      Ended               Commissions         to Dealers     to Distributor
      ------             ------------         ----------     --------------
      12/31/97             $137,364            $19,727         $117,637

              The Distributor received in the aggregate CDSC payments with respect to each Class of the Fund as follows:

                                     CDSC Payments
      Fiscal
      Period
      Ended                A Class             B Class              C Class
      ------               -------             -------              -------
      12/31/97              $-0-               $14,833              $2,925
      12/31/96               -0-                   -0-                 -0-

              The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds available from the Delaware Investments family.
The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds available from the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

              The Manager and its affiliates own the name "Delaware Group."


               Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of the Fund's securities and cash. As custodian for the Fund, Norwest maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
              Mutual Funds, Inc. has a present authorized capitalization of 10 trillion shares of capital stock with a $.01 par value per share.

              The Board of Directors has allocated the following number of shares to the Fund and its respective classes:

             Minnesota High Yield Municipal Bond Fund              100 billion
                      Class A Shares                                10 billion
                      Class B Shares                                10 billion
                      Class C Shares                                10 billion

          All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.


          Shares of each Class of the Fund represent a proportionate interest in the assets of the Fund, and have the same voting and other rights and preferences as the other classes of the Fund. Shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

          Effective June 9, 1997, the name of Voyageur Minnesota High Yield Municipal Bond Fund changed to Delaware-Voyageur Minnesota High Yield Municipal Bond Fund.


Noncumulative Voting
          Mutual Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Mutual Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

          This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A - GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES


General Characteristics and Risks of Options and Futures
          General. As described in Options and Futures under Investment Objectives and Policies in the Prospectus, the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

          Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

          The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.


          Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

          At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."


          There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

          Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.


          Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.


          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.


          The Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.


          Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

          Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.


          The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.


          Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

          In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.

FINANCIAL STATEMENTS


         KPMG Peat Marwick LLP served as the independent auditors for the Fund through December 31, 1996 and, in its capacity as such, audited the annual financial statements of the Fund. Beginning May 1, 1997, Ernst & Young LLP began serving in such capacity. The Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1997 are included in its Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B.

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-4640.



INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

--------------------------------------------------------------------------------
DELAWARE-VOYAGEUR MINNESOTA HIGH
YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

A CLASS
--------------------------------------------------------------------------------

B CLASS
--------------------------------------------------------------------------------

C CLASS
================================================================================

CLASSES OF VOYAGEUR MUTUAL
FUNDS, INC.
--------------------------------------------------------------------------------






PART B

STATEMENT OF
ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

 APRIL 30, 1998




[GRAPHIC OMITTED]

--------------------------------

                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                  APRIL 30, 1998

--------------------------------
VOYAGEUR MUTUAL FUNDS, INC.

--------------------------------
1818 Market Street
Philadelphia, PA  19103
--------------------------------
For Prospectus and Performance of Class A Shares, Class B Shares and Class C
         Shares: Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C
         Shares: (SHAREHOLDERS ONLY) Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
--------------------------------
TABLE OF CONTENTS
--------------------------------
Cover Page
--------------------------------
Investment Restrictions and Policies
--------------------------------
Accounting and Tax Issues
--------------------------------
Performance Information
--------------------------------
Trading Practices and Brokerage
--------------------------------
Purchasing Shares
--------------------------------
Investment Plans
--------------------------------

Determining Offering Price and Net Asset Value

--------------------------------
Redemption and Repurchase
--------------------------------
Distributions and Taxes
--------------------------------
Investment Management Agreement
--------------------------------
Officers and Directors
--------------------------------
Exchange Privilege
--------------------------------
General Information
--------------------------------

Appendix A -- General Characteristics and Risks of Options and Futures

--------------------------------
Financial Statements
--------------------------------

         Voyageur Mutual Funds, Inc. ("Mutual Funds, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of Mutual Funds, Inc.'s registration statement) describes National High Yield Municipal Bond Fund series (the "Fund") of Mutual Funds, Inc. The Fund offers Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively the "Classes").

         Class B Shares and Class C Shares of the Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 3.75% and annual 12b-1 Plan expenses of up to 0.25%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund's Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class C Shares for the life of the investment.

         This Part B supplements the information contained in the current Prospectus for the Fund dated April 30, 1998 as it may be amended from time to time. It should be read in conjunction with the Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

          All references to "shares" in this Part B refer to all Classes of shares of the Fund, except where noted.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions
         The Fund has adopted certain investment restrictions set forth below which, together with the investment objectives of the Fund and other policies which are specifically identified as fundamental in the Prospectus or herein cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. As defined in the Investment Company Act of 194 ("1940 Act"), this means the lesser of the vote of (1) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The following investment restrictions apply to the Fund. The Fund will not:

         (1) Borrow money (provided that the Fund may enter into reverse repurchase agreements with respect to not more than 10% of its total assets), except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of the Fund's total assets, including the amount borrowed. The Fund may not borrow for leverage purposes, provided that the Fund may enter into reverse repurchase agreements for such purposes, and securities will not be purchased while outstanding borrowings exceed 5% of the value of the Fund's total assets.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under federal securities laws.

         (3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (4) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

         (5) Invest 25% or more if its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

         (6) Issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number (1) above, and except to the extent that using options, futures contracts and options on futures contracts, purchasing or selling on a when-issued or forward commitment basis or using similar investment strategies may be deemed to constitute issuing a senior security.

         (7) Purchase or sell commodities or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling, on a basis consistent with any restrictions contained in its then-current prospectus, any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices).

         The following non-fundamental investment restrictions may be changed by the Board of the Fund at any time. The Fund will not:

         (1) Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

         (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (3) Write puts if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover such puts.

         (4) Make short sales of securities or maintain a short position for the account of the Fund, unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

         The investment objectives, policies and restrictions of the Fund are set forth in the Prospectus. Certain additional investment information is set forth below.

Diversification
         Although the Fund is characterized as a non-diversified fund under the 1940 Act, the Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company." In order to qualify as a regulated investment company, the Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of the Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

         For purposes of such diversification, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. If a state or a political subdivision thereof pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or a political subdivision thereof are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer.

         Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. government securities will be treated as investments in U.S. government securities for purposes of determining the Fund's compliance with the 1940 Act diversification requirements.

Municipal Obligations
         Municipal Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Municipal Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

         Securities in which the Fund may invest, including Municipal Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or a state's legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Municipal Obligations may be materially affected.

         From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Municipal Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such event, management of the Fund may discontinue the issuance of shares to new investors and may reevaluate the Fund's investment objective and policies and submit possible changes in the structure of the Fund for shareholder approval.

         To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch"), or Standard & Poor's Ratings Group ("S&P") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Fund's Prospectus and this Part B. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Fund's investment adviser, Delaware Management Company (the "Manager"), will subject these securities to other evaluative criteria prior to investing in such securities.

Floating and Variable Rate Demand Notes
         Variable rate master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Fund's Manager under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

Escrow Secured Bonds or Defeased Bonds

         Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) some of its outstanding bonds and it becomes necessary or desirable to set aside funds for redemption or payment of the bonds at a future date or dates. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a AAA rating from S&P, Moody's and Fitch.

State or Municipal Lease Obligations
         Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Fund will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

         The United States Constitution and the statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "non-appropriation" clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

         If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

Concentration Policy
         As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

         Housing Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

         Health Care Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

         Utility Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

         Transportation Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Education Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Industrial Revenue Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

         Other Risks. The exclusion from gross income for purposes of federal income taxes for certain housing, health care, utility, transportation, education and industrial revenue bonds depends on compliance with relevant provisions of the Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, such a failure to meet these ongoing requirements may not enable the holder to accelerate payment of the bond or require the issuer to redeem the bond.

Taxable Obligations
         As set forth in the Prospectus, the Fund may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal income taxation.

Government Obligations
         The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.

Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

Repurchase Agreements

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

         The funds available from the Delaware Investments family have obtained an exemption from the joint- transaction prohibitions of Section 17(d) of the 1940 Act to allow funds in the Delaware Investments family jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

Other Taxable Investments
         The Fund also may invest in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Options
         The Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

         The Fund may invest in options that are either listed on a national securities exchange (an "Exchange") or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid securities.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirety offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Purchasing Put Options--The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures
         Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when the Fund engages in futures transactions, to the extent required by the Securities and Exchange Commission (the "SEC"), it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Risks of Transactions in Futures Contracts and Options.

         Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the financial instruments included in the applicable index.

         Successful use of futures contracts by the Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an Exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Manager deems it desirable to do so. Although the Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in price of securities that the Fund anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         As discussed above, options may be traded over-the-counter ("OTC options"). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so. Accordingly, OTC options are subject to the Fund's limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, the Fund could experience a loss of all or part of the value of the option. The Manager anticipates that options on Municipal Obligations will consist primarily of OTC options.

Illiquid Investments
         The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

         The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund.

         While maintaining oversight, Mutual Funds, Inc.'s Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

ACCOUNTING AND TAX ISSUES

         When the Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         Other Tax Requirements -- The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months. This 30% rule is rescinded for tax years beginning after August 5, 1997.

         The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION

         From time to time, the Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Fund.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                         n
                                 P(1 + T) = ERV

         Where:   P  =   a hypothetical initial purchase order of $1,000 from
                         which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                  T  =   average annual total return;

                  n  =   number of years; and

                ERV  =   redeemable value of the hypothetical $1,000 purchase at
                         the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made and that all distributions are reinvested at net asset value, and with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.
         The Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance, as shown below, is the average annual total return quotations of each Class of the Fund through December 31, 1997, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value
(NAV) does not reflect the payment of any front-end sales charge. The average annual return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at December 31, 1997. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at December 31, 1997 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           Average Annual Total Return

                                Class A Shares          Class A Shares
                                  (at Offer)               (at NAV)

       1 year ended
         12/31/97                   6.14%                   10.32%

       3 years ended
         12/31/97                   8.13%                    9.52%

       5 years ended
         12/31/97                   7.14%                    7.97%

       10 years ended
         12/31/97                   8.38%                    8.79%

       Period 9/22/86(1)
       through 12/31/98             7.86%                    8.22%


(1)   Date of initial public offering.


                           Average Annual Total Return

                                Class B Shares          Class B Shares
                               (including CDSC)        (excluding CDSC)

       1 year ended
         12/31/97                   5.57%                    9.57%

       Period 12/18/96(1)
         through 12/31/97           5.81%                    9.66%


(1)   Date of initial public offering.

                             Aggregate Total Return

                                Class C Shares          Class C Shares
                               (including CDSC)        (excluding CDSC)


       Period 5/26/97(1)
       through 12/31/97             5.88%                    6.88%


(1)   Date of initial public offering.

      The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

      As stated in the Prospectus, the Fund may also quote the current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b   6
                         YIELD = 2[(----- + 1) -- 1]
                                       cd

       Where:     a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);

                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                  d  =  the maximum offering price per share on the last day of the period.

      The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields as of December 31, 1997 using this formula were 4.97%, 4.41% and 4.40% for Class A Shares, Class B Shares and Class C Shares, respectively. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC and also reflects voluntary waivers in effect during the period. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.

      The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. For the 30-day period ended December 31, 1997, the tax-equivalent yield (assuming a federal income tax rate of 31%) of Class A Shares, Class B Shares and Class C Shares was 7.20%, 6.39% and 6.38%, respectively, reflecting voluntary waivers in effect during the period. These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

      Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.

      Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

      From time to time, the Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

      Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

      Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

      The Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

      Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

        The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

        The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

        Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other Fund products and services.

        The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

        The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class through December 31, 1997. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded.

        The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                             Cumulative Total Return
                   National High Yield Municipal Bond Fund(3)

              Class A                  Class B        Class B                     Class C         Class C
              Shares                   Shares         Shares                      Shares          Shares
             ---------                ----------     -----------                 ----------      --------
             (at offer)              (including     (excluding                  (including      (excluding
                                       CDSC)(2)         CDSC)                     CDSC)(2)          CDSC)

3 months                   3 months                                 3 months
ended                      ended                                    ended
12/31/97      (0.95%)      12/31/97      (1.34%)         2.66%      12/31/97         1.76%           2.76%

6 months                   6 months                                 6 months
ended                      ended                                    ended
12/31/97       1.86%(4)    12/31/97       1.53%          5.53%      12/31/97         4.63%           5.63%

                                                                    Period
9 months                   9 months                                 5/26/97(1)
ended                      ended                                    through
12/31/97       4.83%       12/31/97       4.36%          8.36%      12/31/97         5.88%           6.88%

1 year                     1 year
ended                      ended
12/31/97       6.14%       12/31/97       5.57%          9.57%

                           Period
3 years                    12/18/96(1)
ended                      through
12/31/97      30.07%       12/31/97       6.04%         10.04%

5 years
ended
12/31/97      41.20%

10 years
ended
12/31/97     123.57%

Period
9/22/86(1)
through
12/31/97     134.69%

(1) Date of initial public offering.
(2) Beginning June 9, 1997, the CDSC schedule for Class B Shares changed as follows: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
    (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. The above figures have been calculated using this new schedule.
(3) Reflects voluntary waivers in effect during the period(s).

(4) For the six months ended December 31, 1997, cumulative total return for Class A Shares at net asset value was 5.83%.

      Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other funds in the Delaware Investments family, investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
      For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

      Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Plan, Direct Deposit Purchase Plan and the Wealth Builder Option --that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer -Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

      The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                              Number
                        Investment         Price Per         of Shares
                          Amount             Share           Purchased

        Month 1            $100             $10.00              10
        Month 2            $100             $12.50               8
        Month 3            $100             $ 5.00              20
        Month 4            $100             $10.00              10
        --------------------------------------------------------------
                           $400             $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Fund transactions are executed by the Manager on behalf of the Fund in accordance with the standards described below.

         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Mutual Funds, Inc. believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds available from the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Mutual Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds available from the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. However, it is generally anticipated that the Fund's portfolio turnover rate will be less than 100%.

         The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's shareholders to the extent of any net realized capital gains. The Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions the Fund may experience a rate of portfolio turnover which could exceed 100%. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.

         The Fund's portfolio turnover rates were 8% for the fiscal year ended July 31, 1995, 0% for the fiscal year ended July 31, 1996, 8% for the period August 1, 1996 through December 31, 1996 and 45% for the fiscal year ended December 31, 1997.

         The Fund may hold securities for any period of time. The Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares - Class A Shares, Class B Shares and Class C Shares, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Mutual Funds, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Mutual Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Mutual Funds, Inc. reserves the right to reject any order for the purchase of shares of the Fund if in the opinion of management such rejection is in the Fund's best interests.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Mutual Funds, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%; however, lower front-end sales charges apply for larger purchases. Class A Shares are also subject to annual 12b-1 Plan expenses.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject. Unlike Class B Shares, Class C Shares do not convert to another class.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A Shares, Class B Shares and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued in the Class A Shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Mutual Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares of the Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Front-End Sales Charge Alternative - Class A Shares in the Prospectus for a table illustrating reduced front-end sales charges. See also Special Purchase Features -- Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         Certain dealers who enter into an agreement to provide extra training and information on the Delaware Investments family's products and services and who increase sales of funds in the Delaware Investments family may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission

         As described more fully in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected. See Front-End Sales Charge Alternative - Class A Shares in the Prospectus for the applicable schedule and further details.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange in the Prospectus for a list of the instances in which the CDSC is waived. During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus.

Plans Under Rule 12b-1
         Pursuant to Rule 12b-1 under the 1940 Act, Mutual Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. Such shares are not included in calculating the Plans' fees.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under its Plans, and the Fund's Distribution Agreement, is on an annual basis, up to 0.25% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year.
Mutual Funds, Inc.'s Board of Directors may reduce these amounts at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from the Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Directors of Mutual Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Mutual Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Mutual Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Mutual Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended December 31, 1997, payments from Class A Shares, Class B Shares and Class C Shares of the Fund amounted to $135,032, $13,244 and $3,239, respectively. For the period May 1, 1997 through December 31, 1997, such amounts were used for the following purposes:

                                                  A Class                   B Class                 C Class
Advertising                                             --                     --                       --
Annual/Semi-Annual Reports                          $1,160                     --                       --
Broker Trails                                      $97,453                 $2,686                   $  323
Broker Sales Charges                                    --                 $4,512                   $1,639
Dealer Service Expenses                                 --                    $70                   $   44
Interest on Broker Sales Charges                        --                 $3,914                   $  887
Commissions to Wholesalers                              --                   $712                   $   74
Promotional-Broker Meetings                             --                    $53                   $   12
Promotional-Other                                     $607                     --                       --
Prospectus Printing                                     --                     --                       --
Telephone                                               --                    $11                   $    3
Wholesaler Expenses                                     --                    $80                   $   79
Other                                                   --                     --                       --

Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares
          From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of fund share in the Delaware Investments family. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale fund shares in the Delaware Investments family.

Special Purchase Features--Class A Shares

Buying Class A Shares at Net Asset Value
          Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

          Current and former officers, directors and employees of Mutual Funds, Inc., any other fund in the Delaware Investments family, the Manager or any of the Manager's affiliates and those that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Fund and any such class of shares of any of the other funds available from the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

          Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds available from the Delaware Investments family at net asset value.

          Mutual Funds, Inc. must be notified in advance that an investment qualifies for purchase at net asset value.

Letter of Intention
          The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Mutual Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds available from the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
          In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in any stable value account may be combined with other fund holdings in the Delaware Investments family.

          The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

          In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family which offer such classes (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
          Holders of Class A Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds available from the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds available from the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

          Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

          Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus) in connection with the features described above.

INVESTMENT PLANS

Reinvestment Plan/Open Account
          Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of the Fund in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

          Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund Class. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware Investments Family
          Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds available from the Delaware Investments family, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus.

          Subject to the following limitations, dividends and/or distributions from other funds available from the Delaware Investments family may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

Investing by Electronic Fund Transfer
          Direct Deposit Purchase Plan -- Investors may arrange for the Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

          Automatic Investing Plan -- Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

          Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
          Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Mutual Funds, Inc. for proper instructions.

Wealth Builder Option
          Shareholders can use the Wealth Builder Option to invest in the Classes through regular liquidations of shares in their accounts in other mutual funds available from the Delaware Investments family. Shareholders of the Classes may elect to invest in one or more of the other mutual funds available from the Delaware Investments family through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus.

          Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds available from the Delaware Investments family, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

          Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

Asset Planner
          To invest in funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial adviser, you may also design a customized asset allocation strategy.

          The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing accounts in the Delaware Investments family into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in the Prospectus. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A Shares, Class B Shares and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds available from the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other funds in the Delaware Investments family.

          An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

          Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

          Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

          The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

          An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

          The Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

          Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes. Due to the specific distribution expenses and other costs that may be allocable to each Class, the dividends paid to each Class may vary.
However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND REPURCHASE

          Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

          In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund, or certain other authorized persons, subject to any applicable CDSC or Limited CDSC. See Distribution and Service under Investment Management Agreement. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

          Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

          Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Fund's Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

          Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

          The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

          If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

          In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

          Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Mutual Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

          The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
          Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the Prospectus, has remained below the minimum amounts required by the Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                      * * *

          The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
          Shareholders of the Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523- 1918 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

          In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

          1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

          2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

          Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

          To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

          If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

          Neither the Fund nor the Fund's Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans

          Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

          Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of a Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

          The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

          Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in funds in the Delaware Investments family which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge Class B Shares and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

          An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

DISTRIBUTIONS AND TAXES

          The Fund declares a dividend to shareholders of each Class from net investment income on a daily basis. Dividends are declared each day the Fund is open and paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of shares of the Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. Mutual Funds, Inc. reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

          Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

          Dividends are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

          Any distributions from net realized securities profits will be made annually. Payments would be made during the first quarter of the next fiscal year. Such distributions will be reinvested in shares, unless the shareholders elect to receive them in cash. The Fund will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

          Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

          "Pre-Act long-term capital gains" or "28 percent rate gain": securities sold by the Fund before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

          "Mid-term capital gains" or "28 percent rate gain": securities sold by the Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

          "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Fund after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

          "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

          See also Accounting and Tax Issues.

INVESTMENT MANAGEMENT AGREEMENT

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Mutual Funds, Inc.'s Board of Directors.

          The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 1997, the Manager and its affiliates within the Delaware Investments family, including Delaware International Advisers Ltd., were managing in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts.

          Prior to May 1, 1997, Voyageur Fund Managers, Inc. ("Voyageur") had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") as a result of Lincoln National's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holding, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Investments family.

          Because Lincoln National's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned", as that term is defined by the 1940 Act, and the previous agreements therefore terminated upon the completion of the acquisition. The Board of Directors of Mutual Funds, Inc. unanimously approved new advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved its Investment Management Agreement with the Manager, an indirect wholly-owned subsidiary of LNC, to become effective after the close of business on April 30, 1997, the date the acquisition was completed. On May 30, 1997, Voyageur was merged into the Manager and the Manager became the investment manager for the Fund.

           The Investment Management Agreement into which the Fund's investment manager has entered has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Mutual Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of Mutual Funds, Inc. or by the Manager. The Agreement will terminate automatically in the event of its assignment.

          Under its Investment Management Agreement, the Fund pays the Manager an annual fee equal to 0.65% of its average daily net assets.

          Beginning June 9, 1997, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of Class A Shares, Class B Shares and Class C Shares of the Fund (exclusive of taxes, interest, brokerage commissions, extraordinary expenses but including 12b-1 fees) do not exceed, on an annual basis, 0.84%, 1.59% and 1.59%, respectively, through April 30, 1999.

          The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. In connection with the merger transaction described above, the Manager has agreed for a period of two years ending on April 30, 1999, to pay the operating expenses (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund which exceed 1% of the Fund's average daily net assets on an annual basis up to certain limits as set forth in this Part B. This agreement replaces a similar provision in the Fund's investment advisory contracts with the Fund's predecessor investment adviser.

          On December 31, 1997, the total net assets of Mutual Funds, Inc. were $242,960,530.

          Investment management fees incurred by the Fund for the last 3 fiscal years follow:

          Period                    Incurred             Paid           Waived

          Year Ended
          December 31, 1997         $362,050           $208,295        $153,755

          Period Ended
          December 31, 1996         $140,548           $ 87,525        $ 53,023

          Year Ended
          July 31, 1996             $322,677           $249,467        $ 73,210

          Year Ended
          July 31, 1995             $342,193           $269,200        $ 72,993

          Under the general supervision of the Board of Directors, the Manager makes and executes all investment decisions for the Fund. The Manager pays the salaries of all directors, officers and employees of Mutual Funds, Inc.
who are affiliated with the Manager.  The Fund pays all of its other expenses.

Distribution and Service
          The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Fund's shares under a Distribution Agreement dated March 1, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A, Class B and Class C Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

          The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of April 30, 1997. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc., and, therefore, Lincoln National Corporation.

          The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND DIRECTORS

          The business and affairs of Mutual Funds, Inc. are managed under the direction of its Board of Directors.

          Certain officers and directors of Mutual Funds, Inc. hold identical positions in each of the other funds in the Delaware Investments family. On February 28, 1998, Mutual Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of each Class of the Fund.

          As of February 28, 1998, management believes the following shareholders held 5% or more of the outstanding shares of a Class:

Class                               Name and Address of Account                    Share Amount             Percentage
------                              -----------------------------                  -------------            -----------
National High Yield                 Everen Clearing Corp.                            401,788                   7.25%
Municipal Bond Fund                 Juanita M. Daly
Class A Shares                      111 East Kilbourn Avenue
                                    Milwaukee, WI 53202

National High Yield                 Merrill Lynch, Pierce, Fenner & Smith             82,760                  16.03%
Municipal Bond Fund                 For the Sole Benefit of its Customers
Class B Shares                      Attn: Fund Administration
                                    4800 Deer Lake Drive East, Third Floor
                                    Jacksonville, FL 32246

National High Yield                 PaineWebber for the benefit of                     9,533                   5.65%
Municipal Bond Fund                 Donald L. Barnett and Carrie J.
Class C Shares                      Barnett TEN COM
                                    P.O. Box 25233
                                    Houston, TX 77265

                                    Merrill Lynch, Pierce, Fenner & Smith             89,972                  53.28%
                                    Attn: Fund Administration
                                    4800 Deer Lake Drive East, Third Floor
                                    Jacksonville, FL 32246

                                    Wallace W. Blackburn TTEE                         18,582                  11.01%
                                    FBO Wallace W. Blackburn
                                    REV LIV TRUST
                                    2574 Redwood Way
                                    Clearwater, FL 33761

                                    Dain Rauscher, Inc.                                9,263                   5.49%
                                    FBO Mary V. Clark
                                    1710 East Kincaid
                                    Mount Vernon, WA 98274

         DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         As noted under Investment Management Agreement, after the close of business on April 30, 1997, Voyageur became an indirect wholly-owned subsidiary of Lincoln National as a result of Lincoln National's acquisition of DGF.

         Certain officers and directors of Mutual Funds, Inc. hold identical positions in each of the other funds available from the Delaware Investments family. Directors and principal officers of Mutual Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)

         Chairman and Director of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family and Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer and Director of DMH Corp.,
                  Delaware Distributors, Inc. and Founders Holdings, Inc. Chairman,President, Chief Executive Officer, Chief Investment Officer
                  and Director/Trustee of Delaware Management Company, Inc.
                  and Delaware Management Business Trust
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer of Delaware Management Company (a series of Delaware Management Business Trust) Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

* Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director of Mutual Funds, Inc.
                  and 33 other investment companies in the Delaware Investments family
         President and Director of Delaware Management Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc.
         President of Lincoln Funds Corporation
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National
                  UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

 Richard G. Unruh, Jr. (58)
         Executive Vice President of Mutual Funds, Inc. and 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.
         President of Delaware Investment Advisers (a series of Delaware
                  Management Business Trust)
         Executive Vice President and Director/Trustee of Delaware Management
                  Company, Inc. and Delaware Management Business Trust
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


----------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (50)

         Executive Vice President/Chief Investment Officer, Fixed Income of
                  Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc.
                  and Delaware Management Business Trust
         Director of Founders CBO Corporation
         Director of HYPPCO Finance Company Ltd.
         Before returning to Delaware Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

David K. Downes (58)
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.
         Executive Vice President, Chief Financial Officer, Chief Administrative
                  Officer and Trustee of Delaware Management Business Trust Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and
                  Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and
                  Director of Delaware International Holdings Ltd. Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc.
         Director of Delaware International Advisers Ltd.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         460 North Gulph Road, King of Prussia, PA 19406
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         500 Fifth Avenue, New York, NY  10110
         Founder and Managing Director, Anthony Knerr & Associates
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                  Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         785 Park Avenue, New York, NY  10021
         Treasurer, National Gallery of Art
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         City Hall, Philadelphia, PA  19107
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402 President and Chief Executive Officer, MLM Partners, Inc.
         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

Charles E. Peck (72)
         Director of Mutual Funds, Inc. and 33 other investment companies in the
                  Delaware Investments family
         P.O. Box 1102, Columbia, MD  21044
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
                  The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of Mutual Funds,
                  Inc., 33 other investment companies in the Delaware Investments family, Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc.
                  and Delaware Management Business Trust
         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company
         Senior Vice President and Director of Delaware International Holdings
                  Ltd.
         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
         Senior Vice President/Corporate Controller of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc. and Delaware Management Business Trust
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
                  Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation Treasurer of Lincoln Funds Corporation
         During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of Mutual Funds, Inc., 33 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                  Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of
                  Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust) Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd. Assistant Treasurer of Founders CBO Corporation
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

John B. Fields (52)
         Vice President/Senior Portfolio Manager of ten investment companies in the Delaware Investments family, Delaware Capital Management, Inc., Delaware Management Company, Inc, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Trustee of Delaware Management Business Trust
         Before joining Delaware Investments in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.

Patrick P. Coyne (34)
         Vice President/Senior Portfolio Manager of Mutual Funds, Inc., 19 other investment companies in the Delaware Investments family and Delaware Capital Management, Inc.
         During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware organization.

Mitchell L. Conery (38)
         Vice President/Senior Portfolio Manager of Mutual Funds, Inc., 19 other investment companies in the Delaware Investments family and Delaware Capital Management
         Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with CS First Boston from 1992 to 1995.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Mutual Funds, Inc., the total compensation received from all funds in the Delaware Investments family for the fiscal year ended December 31, 1997, and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1997.

                                                            Pension or
                                                            Retirement                                  Total
                                                             Benefits             Estimated       Compensation from
                                        Aggregate             Accrued              Annual         all 34 Investment
                                      Compensation          as Part of            Benefits          Companies in
                                      from Mutual         Mutual Funds,             Upon              Delaware
Name                                 Funds, Inc.(1)        Inc. Expenses         Retirement*       Investments(2)
W. Thacher Longstreth                     $879                 None                $38,500            $59,827
Ann R. Leven                              $924                 None                $38,500            $65,160
Walter P. Babich                          $916                 None                $38,500            $64,160
Anthony D. Knerr                          $916                 None                $38,500            $64,160
Charles E. Peck                           $784                 None                $38,500            $56,682
Thomas F. Madison                         $879                 None                $38,500            $43,537

* Under the terms of the Delaware Investments Retirement Plan for Directors/ Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund available from the Delaware Investments family for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds available from the Delaware Investments family, based on the number of funds available from the Delaware Investments family as of that date.

(1) The current Board of Directors was elected by shareholders of Mutual Funds, Inc. on April 11, 1997 and began serving on May 1, 1997. With the exception of Thomas F. Madison, none of the current directors had served on the prior Board. Compensation figures are estimates of payments for Mutual Funds, Inc.'s current fiscal year.

(2) Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds available from the Delaware Investments family are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds available from the Delaware Investments family. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds available from the Delaware Investments family on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege

         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds available from the Delaware Investments family. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds available from the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Fund's Prospectus, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts

         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in funds in the Delaware Investments family from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight funds in the Delaware Investments family: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve,
(7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other funds in the Delaware Investments family are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in funds in the Delaware Investments family not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                      * * *

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short-and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due.

Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund, Inc. offers 15 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short-and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid- cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax- Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion (SM) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers 15 different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the mutual funds in the Delaware Investments family as available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Investments family, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds available from the Delaware Investments family. Prior to May 31, 1997, Voyageur Fund Distributors, Inc. served as the national distributor for the Fund. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                 Class A Shares

                              Total
      Fiscal                Amount of            Amounts              Net
      Period              Underwriting          Reallowed         Commission
      Ended                Commissions         to Dealers       to Distributor

      12/31/97 (1)          $110,688             $16,009            $94,679
      7/31/96               $120,396             $73,210            $47,186
      7/31/95               $126,890             $78,426            $48,464

(1) The Fund changed its fiscal year to December 31.

              The Distributor received in the aggregate CDSC payments with respect to each Class of the Fund as follows:

                                  CDSC Payments
      Fiscal
      Period
      Ended                 A Class             B Class             C Class

      12/31/97               $-0-               $1,611                $-0-
      12/31/96 (1)            -0-                  -0-                 N/A
      7/31/96                 -0-                  N/A                 N/A
      7/31/95                 -0-                  N/A                 N/A

(1) The Fund changed its fiscal year to December 31.

              The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds available from the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds available from the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

              The Manager and its affiliates own the name "Delaware Group."

               Norwest Bank Minnesota, N.A. ("Norwest"), Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55402 is custodian of the Fund's securities and cash. As custodian for the Fund, Norwest maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
              Mutual Funds, Inc. has a present authorized capitalization of 10 trillion shares of capital stock with a $0.01 par value per share.

              The Board of Directors has allocated the following number of shares to the Fund and its respective classes:

    National High Yield Municipal Bond Fund                     100 billion
             Class A Shares                                      10 billion
             Class B Shares                                      10 billion
             Class C Shares                                      10 billion

          All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

          Shares of each Class of the Fund represent a proportionate interest in the assets of the Fund, and have the same voting and other rights and preferences as the other classes of the Fund. Shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of the Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

          Effective June 9, 1997, the name of Voyageur National High Yield Municipal Bond Fund changed to National High Yield Municipal Bond Fund.

Noncumulative Voting
          Mutual Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Mutual Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

          This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES

General Characteristics and Risks of Options and Futures
          General. As described in Options and Futures under Investment Objectives and Policies in the Prospectus under the Fund may purchase and sell options on the securities in which it may invest and the Fund may purchase and sell options on futures contracts (as defined below) and may purchase and sell futures contracts. The Fund intend to engage in such transactions if it appears advantageous to Voyageur to do so in order to pursue the Fund's investment objectives, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets. The Fund will engage in hedging and risk management transactions from time to time in Voyageur's discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

          Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC") and the federal tax requirements applicable to regulated investment companies. Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

          The use of futures and options, and the possible benefits and attendant risks, are discussed below.

          Futures Contracts and Related Options. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period. The Fund may also purchase and sell (write) call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

          Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed. The Fund will incur brokerage fees when they purchase or sell futures contracts.

          At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as "initial margin"). It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 1.5% to approximately 5% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily in a process known as "marking to market." If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract. These additional deposits or credits are calculated and required on a daily basis and are known as "variation margin."

          There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged. In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions. Specifically, temporary price distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market. Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if Voyageur correctly forecasts market trends the Fund's hedging strategy may not be successful. If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.

          Although the Fund believes that the use of futures contracts and options thereon will benefit it, if Voyageur's judgment about the general direction of securities prices or interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if the Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, the Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

          Options on Securities. The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options. The Fund may write call options only if the call option is "covered." A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes. The Fund may write put options only if the put option is "secured." A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of a put option, in eligible securities.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          The Fund may purchase and sell options that are exchange-traded or that are traded over-the counter ("OTC options"). Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

          Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

          Regulatory Restrictions. To the extent required to comply with applicable SEC releases and staff positions, when entering into futures contracts or certain option transactions, such as writing a put option, the Fund will maintain, in a segregated account, cash or liquid high-grade securities equal to the value of such contracts. Compliance with such segregation requirements may restrict the Fund's ability to invest in intermediate- and long-term Tax Exempt Obligations.

          The Fund intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that futures and options positions be used (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

          Accounting Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability subsequently is marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and subsequently is adjusted to the current market value of the option.

          In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset subsequently is adjusted to reflected changes in the amount of the deposit as well as changes in the value of the contract.

FINANCIAL STATEMENTS

         KPMG Peat Marwick LLP served as the independent auditors for the Fund through December 31, 1996 and, in its capacity as such, audited the annual financial statements of the Fund. Beginning May 1, 1997, Ernst & Young LLP began serving in such capacity. The Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1997 are included in its Annual Report to shareholders. The financial statements, financial highlights the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B.

        Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIANS
Norwest Bank Minnesota, N.A.
Sixth Street & Marquette Avenue
Minneapolis, MN 55402

___________________________________________

NATIONAL HIGH YIELD MUNICIPAL BOND
FUND
___________________________________________

A CLASS
-------------------------------------------

B CLASS
-------------------------------------------

C CLASS
-------------------------------------------

CLASSES OF VOYAGEUR MUTUAL
FUNDS, INC.
-------------------------------------------




PART B

STATEMENT OF
ADDITIONAL INFORMATION
____________________________________________

APRIL 30, 1998

                                     PART C

                                Other Information


Item 24. Financial Statements and Exhibits

     (a)  Financial Statements:

          Part A - Financial Highlights

         *Part B - Statement of Net Assets
                   Statement of Operations
                   Statement of Changes in Net Assets
                   Notes to Financial Statements
                   Accountant's Report

     * The financial statements and Accountant's Report listed above relating to Voyageur Mutual Funds, Inc. are incorporated into this filing by reference into the Fund's Part B from the Registrant's Annual Report for the fiscal year ended December 31, 1997.

     (b)  Exhibits:

          (1)  Articles of Incorporation.

               (a) Articles of Incorporation (April 14, 1993) incorporated into this filing by reference to Post-Effective Amendments Nos. 8 and 9 filed April 30, 1996.

               (b) Certification of Designation (February 27, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

               (c) Certification of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

               (d) Certification of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

               (e) Certification of Designation incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

               (f) Certification of Designation incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 12, 1996.

               (g) Certification of Designation incorporated into this filing by reference to Post-Effective Amendment No. 15 filed November 20, 1996.

PART C - Other Information
(Continued)

          (2) By-Laws. By-Laws, as amended (May 14, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

          (3)  Voting Trust Agreement. Inapplicable.

          (4)  Copies of All Instruments Defining the Rights of Holders.

               (a)  Articles of Incorporation and Articles Supplementary.

                    (i)    Article VI of Articles of Incorporation (April 14,
                           1993) incorporated into this filing by reference to Post-Effective Amendments Nos. 8 and 9 filed
                           April 30, 1996.

                    (ii) Certificate of Designation (February 27, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                    (iii) Certificate of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                    (iv) Certificate of Designation (November 30, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

                    (v) Certificate of Designation incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

                    (vi) Certificate of Designation incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 12, 1996.

                    (vii) Certificate of Designation incorporated into this filing by reference to Post-Effective Amendment No. 15 filed November 20, 1996.

                    (viii) Certificate of Designation (November 30, 1994)
                           incorporated into this filing by reference to Post-Effective Amendment No. 16 filed December 5, 1996.

               (b)  By-Laws.

                    (i) Article II incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

PART C - Other Information
(Continued)

     (5)  Investment Management Agreement.

          (a) Investment Management Agreement (April 30, 1997) between Voyageur Fund Managers, Inc. and the Registrant on behalf of Tax-Free New York Fund and National High Yield Municipal Bond Fund incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

          (b) Investment Management Agreement (April 30, 1997) between Voyageur Fund Managers, Inc. and the Registrant on behalf of Minnesota High Yield Municipal Bond Fund, Tax-Free Iowa Fund, Tax-Free Wisconsin Fund, Tax-Free Idaho Fund, Tax-Free Arizona Fund and Tax-Free California Fund incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

     (6)  (a)  Distribution Agreement.

               (i) Proposed Distribution Agreement (1997) between Delaware Distributors, L.P. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

          (b) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

          (c)  Dealer's Agreement. Dealer's Agreement (as amended November,
               1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

          (d) Mutual Fund Agreement for the Delaware Group of Funds (as amended November, 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

     (7)  Bonus, Profit Sharing, Pension Contracts. Inapplicable.

     (8)  Custodian Agreement.

          (a)  Custodian Contract with Norwest Bank Minnesota N.A. (August 27,
               1993) incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 12, 1996.

     (9)  Other Material Contracts.

          (a) Shareholder Services Agreement (1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

PART C - Other Information
(Continued)

          (b) Executed Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund (Module) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed August 28, 1997.

               (i) Executed Amendment No. 7 (October 14, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

               (ii) Executed Amendment No. 8 (December 18, 1997) to Schedule A
                    to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

     (10) Opinion of Counsel. Attached as Exhibit.

     (11) Consents of Auditors. Attached as Exhibit.

     (12) Inapplicable.

     (13) Letter of Investment Intent incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed on August 27, 1993.

     (14) Inapplicable

     (15) Plan under Rule 12b-1.

          (a) Plan under Rule 12b-1 for Class A, B and C Shares (1997) of Voyageur Mutual Funds, Inc. on behalf of the Fund incorporated into this filing by reference to Post-Effective Amendment No. 8 filed April 30, 1996.

     (16) Schedules of Computation for each Performance Quotation.

          (a) Schedules of Computation of Fund performance for each Fund incorporated into this filing by reference to Post-Effective Amendment No. 8 filed April 30, 1996.

          (b) Schedules of Computation of Fund Performance for Tax-Free New York Fund for periods not previously filed attached as Exhibit.

     (17) Financial Data Schedules. Attached as Exhibits.

     (18) Plan under Rule 18f-3.

          (a)  Plan under Rule 18f-3 (June 19, 1997) attached as Exhibit.

     (19) Other: Directors' Power of Attorney. Attached as Exhibit.

Item 25. Persons Controlled by or under Common Control with Registrant.  None.

PART C - Other Information
(Continued)

Item 26. Number of Holders of Securities.

                 (1)                                            (2)

                                                    Number of
Title of Class                                      Record Holders
--------------------------------------              -----------------------
Voyageur Mutual Funds, Inc.
Tax-Free Iowa Fund's:

Tax-Free Iowa Fund A Shares:
Common Stock Par Value                              1,570 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Iowa Fund Class B Shares:
Common Stock Par Value                              75 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Iowa Fund Class C Shares:
Common Stock Par Value                              36 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
Tax-Free Wisconsin Fund's:

Tax-Free Wisconsin Fund Class A Shares:
Common Stock Par Value                              799 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Wisconsin Fund Class B Shares:
Common Stock Par Value                              68 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Wisconsin Fund Class C Shares:
Common Stock Par Value                              25 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
Tax-Free Idaho Fund's:

Tax-Free Idaho Fund Class A Shares:
Common Stock Par Value                              605 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Idaho Fund Class B Shares:
Common Stock Par Value                              154 Accounts
$.01 Per Share                                      as of February 28, 1998

PART C - Other Information
(Continued)

                 (1)                                            (2)
                                                    Number of
Title of Class                                      Record Holders
--------------------------------------              -----------------------

Tax-Free Idaho Fund Class C Shares:
Common Stock Par Value                              55 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
Tax-Free Arizona Fund's:

Tax-Free Arizona Fund Class A Shares:
Common Stock Par Value                              164 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Arizona Fund Class B Shares:
Common Stock Par Value                              72 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free Arizona Fund Class C Shares:
Common Stock Par Value                              7 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
Tax-Free California Fund's:

Tax-Free California Fund Class A Shares:
Common Stock Par Value                              76 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free California Fund Class B Shares:
Common Stock Par Value                              127 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free California Fund Class C Shares:
Common Stock Par Value                              9 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
Tax-Free New York Fund's:

Tax-Free New York Fund Class A Shares:
Common Stock Par Value                              452 Accounts
$.01 Per Share                                      as of February 28, 1998

Tax-Free New York Fund Class B Shares:
Common Stock Par Value                              17 Accounts
$.01 Per Share                                      as of February 28, 1998

PART C - Other Information
(Continued)

                    (1)                                         (2)

                                                    Number of
Title of Class                                      Record Holders
--------------------------------------              -----------------------

Tax-Free New York Fund Class C Shares:
Common Stock Par Value                              4 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
Minnesota High Yield Municipal Bond Fund's:

Minnesota High Yield Municipal Bond
Fund Class A Shares:
Common Stock Par Value                              450 Accounts
$.01 Per Share                                      as of February 28, 1998

Minnesota High Yield Municipal Bond
Fund Class B Shares:
Common Stock Par Value                              208 Accounts
$.01 Per Share                                      as of February 28, 1998

Minnesota High Yield Municipal Bond
Fund Class C Shares:
Common Stock Par Value                              98 Accounts
$.01 Per Share                                      as of February 28, 1998

Voyageur Mutual Funds, Inc.
National High Yield Municipal Bond Fund's:

National High Yield Municipal Bond
Fund Class A Shares:
Common Stock Par Value                              1,093 Accounts
$.01 Per Share                                      as of February 28, 1998

National High Yield Municipal Bond
Fund Class B Shares:
Common Stock Par Value                              98 Accounts
$.01 Per Share                                      as of February 28, 1998

National High Yield Municipal Bond
Fund Class C Shares:
Common Stock Par Value                              23 Accounts
$.01 Per Share                                      as of February 28, 1998

PART C - Other Information
(Continued)

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 10 filed May 31, 1996.

Item 28. Business and Other Connections of Investment Adviser.

     Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Income Funds, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

PART C - Other Information
(Continued)

     The following persons serving as officers of the Manager have held the following positions during the past two years:


Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

Wayne A. Stork                      Chairman of the Board, President, Chief Executive Officer, Chief Investment Officer
                                    and Director/Trustee of Delaware Management Company, Inc. and Delaware Management
                                    Business Trust; Chairman of the Board, President, Chief Executive Officer, Chief
                                    Investment Officer of Delaware Management Company (a series of Delaware Management
                                    Business Trust); Chairman of the Board, President, Chief Executive Officer and Director
                                    of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, Chief
                                    Executive Officer and Chief Investment Officer of Dealware Investment Advisers (a
                                    series of Delaware Management Business Trust); Chairman, Chief Executive Officer and
                                    Director of  Delaware International Holdings Ltd. and Delaware International
                                    Advisers Ltd.; Chairman of the Board and Director of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Holdings,
                                    Inc., and Delaware Capital Management, Inc.; Chairman of Delaware Distributors,
                                    L.P.;  President and Chief Executive Officer of Delvoy, Inc.; and Director of Delaware
                                    Service Company, Inc. and Delaware Investment & Retirement Services, Inc.

Richard G. Unruh, Jr.               President of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust); Executive Vice President and Director/Trustee of Delaware Management
                                    Company, Inc. and Delaware Management Business Trust; Executive Vice President
                                    of the Registrant, each of the other funds in the Delaware Investments family,
                                    Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and Delaware
                                    Management Company (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                    Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA

Paul E. Suckow                      Executive Vice President/Chief Investment Officer, Fixed Income of Delaware
                                    Management Company, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust), the Registrant, each of the other funds in the Delaware
                                    Investments family and Delaware Management Holdings, Inc.; Executive Vice
                                    President and Director of Founders Holdings, Inc.; Executive Vice President of
                                    Delaware Capital Management, Inc. and Delaware Management Business Trust; and Director
                                    of Founders CBO Corporation

                                    Director, HYPPCO Finance Company Ltd.

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

David K. Downes                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                    Director of Delaware Management Company, Inc., DMH Corp, Delaware
                                    Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; Executive Vice President,
                                    Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware Management
                                    Business Trust; Executive Vice President, Chief Operating Officer and Chief Financial Officer
                                    of the Registrant and each of the other funds in the Delaware Investments family, Delaware
                                    Management Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and Delaware Distributors, L.P.;  President, Chief Executive Officer, Chief Financial
                                    Officer and Director of Delaware Service Company, Inc.; President, Chief Operating
                                    Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.;
                                    Chairman, Chief Executive Officer and Director of Delaware Investment &
                                    Retirement Services, Inc.; Chairman and Director of Delaware Management Trust
                                    Company; Director of Delaware International Advisers Ltd.; and Vice President of
                                    Lincoln Funds Corporation

                                    Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place,
                                    Newtown Square, PA

George M. Chamberlain, Jr.          Senior Vice President, General Counsel, Secretary and Director/Trustee of
                                    Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc.,
                                    Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Capital
                                    Management, Inc., Delaware Investment & Retirement Services, Inc., Delvoy,
                                    Inc. and Delaware Management Business Trust; Senior Vice President, Secretary and General
                                    Counsel of the Registrant, each of the other funds in the Delaware Investments family,
                                    Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management
                                    Business Trust), Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust) and Delaware Management Holdings, Inc.; Senior Vice President
                                    and Director of Delaware International Holdings Ltd.; Executive Vice President,
                                    Secretary, General Counsel and Director of Delaware Management Trust Company;
                                    Director of Delaware International Advisers Ltd.; Secretary of Lincoln Funds Corporation

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

Richard J. Flannery                 Senior Vice President/Corporate and International Affairs of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Holdings,
                                    Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors,
                                    Inc., Delaware Distributors, L.P., Delaware Management Trust Company, Delaware
                                    Capital Management, Inc., Delaware Service Company, Inc., Delaware Management
                                    Company (a series of Delaware Management Business Trust), Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust) and Delaware
                                    Investment & Retirement Services, Inc.;  Executive Vice President/Corporate &
                                    International Affairs and Director of Delaware International Holdings Ltd.;  Senior
                                    Vice President/ Corporate and International Affairs and Director of Founders
                                    Holdings, Inc. and Delvoy, Inc.;  Senior Vice President of Founders CBO
                                    Corporation; and Director of Delaware International Advisers Ltd.

                                    Director, HYPPCO Finance Company Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                                    Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                    Bulltown Rd., Elverton, PA

Michael P. Bishof                   Senior Vice President and Treasurer of the Registrant, each of the other funds in the
                                    Delaware Investments family and Founders Holdings, Inc.; Senior Vice
                                    President/Investment Accounting of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and Delaware Service Company, Inc.; Senior Vice President and Treasurer/ Manager,
                                    Investment Accounting of Delaware Distributors, L.P. and Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Assistant Treasurer of
                                    Founders CBO Corporation; and Senior Vice President and Manager of Investment
                                    Accounting of Delaware International Holdings Ltd.

Joseph H. Hastings                  Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                    Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                    Distributors, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P.,
                                    Delaware Service Company, Inc., Delaware International Holdings Ltd., Delaware
                                    Management Company (a series of Delaware Management Business Trust),
                                    Delvoy, Inc. and Delaware Management Business Trust; Senior Vice President/Corporate Controller
                                    of the Registrant, each of the other funds in the Delaware Investments family and Founders
                                    Holdings, Inc.; Executive Vice President, Chief Financial Officer and Treasurer of Delaware
                                    Management Trust Company; Chief Financial Officer and Treasurer of Delaware
                                    Investment & Retirement Services, Inc.; Senior Vice President/Assistant Treasurer of
                                    Founders CBO Corporation; and Treasurer of Lincoln Funds Corporation.

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

Michael T. Taggart                  Senior Vice President/Facilities Management and Administrative Services of
                                    Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)

Douglas L. Anderson                 Senior Vice President/Operations of Delaware Management Company, Inc., Delaware
                                    Management Company (a series of Delaware Management Business Trust), Delaware
                                    Investment and Retirement Services, Inc. and Delaware Service Company, Inc.;
                                    Senior Vice President/Operations and Director of Delaware Management Trust
                                    Company

James L. Shields                    Senior Vice President/Chief Information Officer of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Service Company, Inc. and Delaware Investment & Retirement
                                    Services, Inc.

Eric E. Miller                      Vice President, Assistant Secretary and Deputy General Counsel of the Registrant
                                    and each of the other funds in the Delaware Investments family, Delaware
                                    Management Company, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                    Delaware Distributors, L.P., Delaware Distributors Inc., Delaware Service Company,
                                    Inc., Delaware Management Trust Company, Founders Holdings, Inc., Delaware
                                    Capital Management, Inc. and Delaware Investment & Retirement Services, Inc.;
                                    Assistant Secretary of Delaware Management Business Trust; and Vice President and Assistant
                                    Secretary of Delvoy, Inc.

Richelle S. Maestro                 Vice President and Assistant Secretary of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Company, Inc., Delaware
                                    Management Company (a series of Delaware Management Business Trust), Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust), Delaware
                                    Management Holdings, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                    Inc., Delaware Service Company, Inc., DMH Corp., Delaware Management Trust
                                    Company, Delaware Capital Management, Inc., Delaware Investment & Retirement
                                    Services, Inc., Founders Holdings, Inc. and Delvoy, Inc.; Vice President and
                                    Secretary of Delaware International Holdings Ltd.; and Secretary of Founders CBO
                                    Corporation;

                                    Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

Richard Salus(1)                    Vice President/Assistant Controller of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and Delaware Management Trust Company

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

Bruce A. Ulmer                      Vice President/Director of LNC Internal Audit of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Management Holdings, Inc., DMH Corp., Delaware Management Trust
                                    Company and Delaware Investment & Retirement Services, Inc.; Vice
                                    President/Director of Internal Audit of Delvoy, Inc.

Christopher Adams                   Vice President/Strategic Planning of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and Delaware Service Company, Inc.

Susan L. Hanson                     Vice President/Strategic Planning of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and Delaware Service Company, Inc.

Dennis J. Mara(2)                   Vice President/Acquisitions of Delaware Management Company, Inc. and Delaware
                                    Management Company (a series of Delaware Management Business Trust)

Scott Metzger                       Vice President/Business Development of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and Delaware Service Company, Inc.

Lisa O. Brinkley                    Vice President/Compliance of the Registrant, Delaware Management Company, Inc.,
                                    each of the other funds in the Delaware Investments family, Delaware Management
                                    Company (a series of Delaware Management Business Trust), DMH Corp., Delaware
                                    Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                    Delaware Management Trust Company, Delaware Capital Management, Inc. and
                                    Delaware Investment & Retirement Services, Inc.; Vice President/Compliance Officer
                                    of Delaware Management Business Trust; and Vice President of Delvoy, Inc.

Mary Ellen Carrozza                 Vice President/Client Services of Delaware Management Company, Inc., Delaware
                                    Management Company (a series of Delaware Management Business Trust), Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust) and the
                                    Registrant


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust), the Registrant, 22 other investment companies in the Delaware Investments family;
                                    Vice President of Founders Holdings, Inc.; and Treasurer, Assistant Secretary and
                                    Director of Founders CBO Corporation

Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management
                                    Company, Inc., Delaware Management Company (a series of Delaware Management
                                    Business Trust), Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust), 21 other investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; and President and Director of
                                    Founders CBO Corporation

Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust), 19 other investment companies in the Delaware Investments family and
                                    Delaware Capital Management, Inc.

Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust), the Registrant, 19 other investment companies in the Delaware
                                    Investments family and Delaware Capital Management, Inc.

Roger A. Early                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust), the Registrant, 19 other investment companies in the Delaware
                                    Investments family

Mitchell L. Conery(3)               Vice President/Senior Portfolio Manager of Delaware Management
                                    Company, Inc., Delaware Management Company (a series of Delaware Management
                                    Business Trust), Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust), the Registrant, 19 other investment companies in the Delaware
                                    Investments family and Delaware Capital Management, Inc.

George H. Burwell                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and 10 investment companies in the Delaware Investments family



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
---------------------               ------------------------------------------------

John B. Fields                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust), ten investment companies in the Delaware Investments family, Delaware Capital
                                    Management, Inc. and Trustee of Delaware Management Business Trust

Gerald S. Frey(4)                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and 10 investment companies in the Delaware Investments family

Christopher Beck(5)                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust) and 10 investment companies in the Delaware Investments family

Elizabeth H. Howell(6)              Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust), the Registrant and seven other investment companies in the Delaware Investments family

Andrew M. McCullagh, Jr.(7)         Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    the Registrant and eight other investment companies in the Delaware Investments family

Babak Zenouzi                       Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and 13 investment companies in the Delaware Investments family

Paul Grillo                         Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust), the Registrant and 21 other investment companies in the Delaware Investments family

Marshall T. Bassett                 Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware
                                    Management Company (a series of Delaware Management Business Trust), Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust), the
                                    Registrant and each of the other funds in the Delaware Investments family

John Heffern                        Vice President/Portfolio Manager of Delaware Management
                                    Company, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust) and each of the other funds in the
                                    Delaware Investments family


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

 (1) SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
 (2) CORPORATE CONTROLLER, IIS prior to July 1997.
 (3) INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
 (4) SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June 1996.
 (5) SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997.
 (6) SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
 (7) SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.

Item 29.  Principal Underwriters.

          (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

          (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ---------------------                           ---------------------
Delaware Distributors, Inc.                 General Partner                                 None

Delaware Investment
Advisers                                    Limited Partner                                 None

Delaware Capital
Management, Inc.                            Limited Partner                                 None

Wayne A. Stork                              Chairman                                        Chairman

Bruce D. Barton                             President and Chief Executive                   None
                                            Officer

David K. Downes                             Executive Vice President,                       Executive VicePresident, Chief
                                            Chief Operating Officer                         Operating Officer and Chief
                                            and Chief Financial Officer                     Financial Officer

George M. Chamberlain, Jr.                  Senior Vice President/Secretary/                Senior Vice President/
                                            General Counsel                                 Secretary/General Counsel

Richard J. Flannery                         Senior Vice President/Corporate                 Senior Vice President/
                                            and International Affairs                       Corporate and International Affairs

Joseph H. Hastings                          Senior Vice President/Corporate                 Senior Vice President/
                                            Controller & Treasurer                          Corporate Controller


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ---------------------                           ---------------------


Terrence P. Cunningham                      Senior Vice President/Financial                 None
                                            Institutions

Thomas E. Sawyer                            Senior Vice President/                          None
                                            National Sales Director

Holly W. Reimel                             Vice President/Manager, National
                                            Accounts                                        None

Mac McAuliffe                               Senior Vice President/Sales                     None
                                            Manager, Western Division

William F. Hostler                          Senior Vice President/                          None
                                            Marketing Services

J. Chris Meyer                              Senior Vice President/                          None
                                            Director Product Management

Stephen H. Slack                            Senior Vice President/Wholesaler                None

William M. Kimbrough                        Senior Vice President/Wholesaler                None

Daniel J. Brooks                            Senior Vice President/Wholesaler                None

Bradley L. Kolstoe                          Senior Vice President/Western                   None
                                            Division Sales Manager

Henry W. Orvin                              Senior Vice President/Eastern                   None
                                            Division Sales Manager

Michael P. Bishof                           Senior Vice President and Treasurer/            Senior Vice
                                            Manager, Investment Accounting                  President/Treasurer

Eric E. Miller                              Vice President/Assistant Secretary/             Vice President/Assistant Secretary/
                                            Deputy General Counsel                          Deputy General Counsel

Richelle S. Maestro                         Vice President/                                 Vice President/
                                            Assistant Secretary                             Assistant Secretary

Lisa O. Brinkley                            Vice President/Compliance                       Vice President/Compliance


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ---------------------                           ---------------------


Daniel H. Carlson                           Vice President/Strategic Marketing              None

Diane M. Anderson                           Vice President/Plan Record Keeping              None
                                            and Administration

Anthony J. Scalia                           Vice President/Defined Contribution             None
                                            Sales, SW Territory

Courtney S. West                            Vice President/Defined Contribution             None
                                            Sales, NE Territory

Denise F. Guerriere                         Vice President/Client Services                  None

Gordon E. Searles                           Vice President/Client Services                  None

Julia R. Vander Els                         Vice President/Participant Services             None

Jerome J. Alrutz                            Vice President/Retail Sales                     None

Joanne A. Mettenheimer                      Vice President/New Business                     None
                                            Development

Scott Metzger                               Vice President/Business Development             Vice President/Business
                                            Development

Stephen C. Hall                             Vice President/Institutional Sales              None

Gregory J. McMillan                         Vice President/ National Accounts               None

Christopher H. Price                        Vice President/Manager,                         None
                                            Insurance

Stephen J. DeAngelis                        Vice President/Product                          None
                                            Development

Andrew W. Whitaker                          Vice President/Financial Institutions           None

Jesse Emery                                 Vice President/ Marketing                       None
                                            Communications


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ---------------------                           ---------------------


Darryl S. Grayson                           Vice President, Broker/Dealer                   None
                                            Internal Sales

Lori M. Burgess                             Vice President/Client Service                   None

Dinah J. Huntoon                            Vice President/Product                          None
                                            Manager Equity

Soohee Lee                                  Vice President/Fixed Income                     None
                                            Product Management

Michael J. Woods                            Vice President/UIT Product                      None
                                            Management

Ellen M. Krott                              Vice President/Marketing                        None

Dale L. Kurtz                               Vice President/Marketing Support                None

David P. Anderson                           Vice President/Wholesaler                       None

Lee D. Beck                                 Vice President/Wholesaler                       None

Gabriella Bercze                            Vice President/Wholesaler                       None

Terrence L. Bussard                         Vice President/Wholesaler                       None

William S. Carroll                          Vice President/Wholesaler                       None

William L. Castetter                        Vice President/Wholesaler                       None

Thomas J. Chadie                            Vice President/Wholesaler                       None

Thomas C. Gallagher                         Vice President/Wholesaler                       None

Douglas R. Glennon                          Vice President/Wholesaler                       None

Ronald A. Haimowitz                         Vice President/Wholesaler                       None

Christopher L. Johnston                     Vice President/Wholesaler                       None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ---------------------                           ---------------------


Michael P. Jordan                           Vice President/Wholesaler                       None

Jeffrey A. Keinert                          Vice President/Wholesaler                       None

Thomas P. Kennett                           Vice President/ Wholesaler                      None

Debbie A. Marler                            Vice President/Wholesaler                       None

Nathan W. Medin                             Vice President/Wholesaler                       None

Roger J. Miller                             Vice President/Wholesaler                       None

Patrick L. Murphy                           Vice President/Wholesaler                       None

Stephen C. Nell                             Vice President/Wholesaler                       None

Julia A. Nye                                Vice President/Wholesaler                       None

Joseph T. Owczarek                          Vice President/Wholesaler                       None

Mary Ellen Pernice-Fadden                   Vice President/Wholesaler                       None

Mark A. Pletts                              Vice President/Wholesaler                       None

Philip G. Rickards                          Vice President/Wholesaler                       None

Laura E. Roman                              Vice President/Wholesaler                       None

Linda Schulz                                Vice President/Wholesaler                       None

Edward B. Sheridan                          Vice President/Wholesaler                       None

Robert E. Stansbury                         Vice President/Wholesaler                       None

Julia A. Stanton                            Vice President/Wholesaler                       None

Larry D. Stone                              Vice President/Wholesaler                       None

Edward J. Wagner                            Vice President/Wholesaler                       None

Wayne W. Wagner                             Vice President/Wholesaler                       None



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ---------------------                           ---------------------

John A. Wells                               Vice President/Marketing Technology                None

Scott Whitehouse                            Vice President/Wholesaler                          None

---------------
* Business address of each is 1818 Market St., Philadelphia, PA 19103.

          (c)  Inapplicable.


Item 30.  Location of Accounts and Records.

          All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103 or 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

Item 31.  Management Services.  None.

Item 32.  Undertakings.

          (a)  Inapplicable.

          (b)  Inapplicable.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 21st day of March, 1998.

                                             VOYAGEUR MUTUAL FUNDS, INC.

                                             By  /s/ Wayne A. Stork
                                                 -------------------------
                                                     Wayne A. Stork
                                                        Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                 Signature                                            Title                                Date
-----------------------------------------           -----------------------------------------        --------------

/s/ Wayne A. Stork                                  Chairman of the Board and Director               March 21, 1998
-----------------------------------------
Wayne A. Stork
                                                    Executive Vice President/Chief Operating
                                                    Officer/Chief Financial Officer
                                                    (Principal Financial Officer and
/s/ David K. Downes                                 Principal Accounting Officer)                    March 21, 1998
-----------------------------------------
David K. Downes

/s/ Walter P. Babich                    *           Director                                         March 21, 1998
-----------------------------------------
Walter P. Babich

/s/ Anthony D. Knerr                    *           Director                                         March 21, 1998
-----------------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                        *           Director                                         March 21, 1998
-----------------------------------------
Ann R. Leven

/s/ W. Thacher Longstreth               *           Director                                         March 21, 1998
-----------------------------------------
W. Thacher Longstreth

/s/ Thomas F. Madison                   *           Director                                         March 21, 1998
-----------------------------------------
Thomas F. Madison

/s/ Jeffrey J. Nick                     *           Director                                         March 21, 1998
-----------------------------------------
Jeffrey J. Nick

/s/ Charles E. Peck                     *           Director                                         March 21, 1998
-----------------------------------------
Charles E. Peck


                             *By /s/ Wayne A. Stork
                                 ---------------------
                                     Wayne A. Stork
                                as Attorney-in-Fact for
                             each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A










             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.              Exhibit
-----------              -------

EX-99.B9BI               Executed Amendment No. 7 (October 14,1997) to
                         Schedule A to Delaware Group of Funds Fund Accounting
                         Agreement

EX-99.B9BII              Executed Amendment No. 8 (December 18, 1997) to
                         Schedule A to Delaware Group of Funds Fund Accounting
                         Agreement

EX-99.B10                Opinion of Counsel

EX-99.B11                Consent of Auditors

EX-99.B16B               Schedules of Computation

EX-27                    Financial Data Schedules

EX-99.B18A               Plan under Rule 18f-3 (June 19, 1997)

EX-99.B19                Directors' Power of Attorney